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                      AMENDED AND RESTATED CREDIT AGREEMENT

                                      among

                           DARLING INTERNATIONAL INC.,
                                as the Borrower,

                               BANKBOSTON, N. A.,
                                    as Agent,

                                  COMERICA BANK
                         CREDIT LYONNAIS NEW YORK BRANCH
                                       and
                 WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION
                                  as co-agents

                                       and
                          the other banks named herein


                                 22 January 1999





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



                                TABLE OF CONTENTS

ARTICLE 1 - Definitions......................................................  1
         Section 1.1  Definitions............................................  1
         Section 1.2  Other Definitional Provisions.......................... 12
         Section 1.3  Accounting Terms and Determinations.................... 13
         Section 1.4  Time of Day............................................ 13

ARTICLE 2 - Revolving Credit Facility........................................ 14
         Section 2.1  Revolving Commitments.................................. 14
         Section 2.2  Notes.................................................. 15
         Section 2.3  Repayment of Revolving Loans........................... 15
         Section 2.4  Use of Proceeds........................................ 15
         Section 2.5  Fees................................................... 15
         Section 2.6  Reduction or Termination of Revolving Commitments...... 15
         Section 2.7  Letters of Credit...................................... 16
                  (a) Commitment to Issue.................................... 16
                  (b) Letter of Credit Request Procedure..................... 16
                  (c) Letter of Credit Fees.................................. 17
                  (d) Funding of Drawings.................................... 17
                  (e) Reimbursements......................................... 17
                  (f) Reimbursement Obligations Absolute..................... 18
                  (g) Issuer Responsibility.................................. 18
         Section 2.8  Swingline Loans........................................ 19
                  (a) Swingline Commitment................................... 19
                  (b) Swingline Note......................................... 19
                  (c) Repayment of Swingline Loans;
                      Funding of Participation............................... 19
                  (d) Use of Proceeds........................................ 20
                  (e) Reduction or Termination of Swingline Commitment....... 20

ARTICLE 3 - Term Loan........................................................ 20
         Section 3.1  Notes.................................................. 20
         Section 3.2  Repayment of Term Loans................................ 20

ARTICLE 4 - Interest and Fees................................................ 21
         Section 4.1  Interest Rate.......................................... 21
         Section 4.2  Payment Dates.......................................... 21
         Section 4.3  Default Interest....................................... 21
         Section 4.4  Conversion of Libor Accounts........................... 22
         Section 4.5  Computations........................................... 22

ARTICLE 5 - Administrative Matters........................................... 22
         Section 5.1  Borrowing Procedure.................................... 22
         Section 5.2  Minimum Amounts........................................ 22
         Section 5.3  Certain Notices........................................ 23
         Section 5.4  Prepayments............................................ 23
                      (a) Voluntary Prepayments.............................. 23
                      (b) Mandatory Prepayments.............................. 24
                          (i)     Asset Dispositions and Income Tax Refunds.. 24
                          (ii)    Excess Cash Flow........................... 25
                          (iii)   OverAdvance................................ 26
                          (iv)    Control of Cash and Application to
                                  Obligations................................ 26
                          (v)     Breakfunding Costs......................... 27
         Section 5.5  Method of Payment...................................... 27
         Section 5.6  Pro Rata Treatment; Distribution of Proceeds of
                      Collateral and Collection on the Guaranty.............. 28
         Section 5.7  Sharing of Payments.................................... 30
         Section 5.8  Non-Receipt of Funds by the Agent...................... 30
         Section 5.9  Withholding Taxes...................................... 30
         Section 5.10 Withholding Tax Exemption.............................. 31

         Section 5.11 Participation Obligations Absolute;
                      Failure to Fund Participation.......................... 31

ARTICLE 6 - Yield Protection and Illegality.................................. 32
         Section 6.1  Additional Costs....................................... 32
         Section 6.2  Illegality............................................. 33
         Section 6.3  Compensation........................................... 33
         Section 6.4  Capital Adequacy....................................... 33
         Section 6.5  Replacement of a Bank.................................. 34

ARTICLE 7 - Conditions Precedent............................................. 34
         Section 7.1  Effectiveness of Agreement............................. 34
         Section 7.2  Loans and Letters of Credit............................ 36

ARTICLE 8 - Representations and Warranties................................... 37
         Section 8.1  Corporate Existence.................................... 37
         Section 8.2  Financial Statements................................... 37
         Section 8.3  Corporate Action; No Breach............................ 37
         Section 8.4  Operation of Business.................................. 37
         Section 8.5  Litigation and Judgments............................... 38
         Section 8.6  Rights in Properties; Liens; Nonproductive Assets...... 38
         Section 8.7  Enforceability......................................... 38
         Section 8.8  Approvals.............................................. 38
         Section 8.9  Debt................................................... 38
         Section 8.10 Taxes.................................................. 38
         Section 8.11 Margin Securities...................................... 39
         Section 8.12 ERISA.................................................. 39
         Section 8.13 Disclosure............................................. 39
         Section 8.14 Subsidiaries........................................... 39
         Section 8.15 Agreements............................................. 40
         Section 8.16 Compliance with Laws................................... 40
         Section 8.17 Investment Company Act................................. 40
         Section 8.18 Public Utility Holding Company Act..................... 40
         Section 8.19 Environmental Matters.................................. 40
         Section 8.20 Solvency............................................... 41

ARTICLE 9 - Positive Covenants............................................... 41
         Section 9.1  Reporting Requirements................................. 41
         Section 9.2  Maintenance of Existence; Conduct of Business.......... 44
         Section 9.3  Maintenance of Properties.............................. 44
         Section 9.4  Taxes and Claims....................................... 44
         Section 9.5  Insurance; Casualty and Condemnation Proceeds.......... 44
         Section 9.6  Inspection Rights...................................... 45
         Section 9.7  Keeping Books and Records.............................. 45
         Section 9.8  Compliance with Laws................................... 45
         Section 9.9  Compliance with Agreements............................. 45
         Section 9.10 Further Assurances; Post Closing Items; Exceptions to
                          Perfection and other Collateral Matters............ 45
                      (a) Further Assurance.................................. 45
                      (b) Post Closing Items; Perfection and Protection of
                          Liens on Personal Property......................... 46
                      (c) Deposit Accounts................................... 47
                      (d) Creation, Perfection and Protection of
                          Liens on Real Property............................. 47
                      (e) Insignificant Subsidiaries......................... 49
         Section 9.11 ERISA.................................................. 49
         Section 9.12 Packers and Stockyards Act Compliance.................. 49

ARTICLE 10 - Negative Covenants.............................................. 50
         Section 10.1  Debt.................................................. 50
         Section 10.2  Limitation on Liens and Restrictions on Subsidiaries.. 51
         Section 10.3  Mergers, Etc.......................................... 52
         Section 10.4  Restricted Junior Payments............................ 53

         Section 10.5  Investments........................................... 53
         Section 10.6  Limitation on Issuance of Capital Stock............... 54
         Section 10.7  Transactions With Affiliates.......................... 54
         Section 10.8  Disposition of Assets................................. 54
         Section 10.9  Sale and Leaseback.................................... 56
         Section 10.10 Lines of Business..................................... 56

ARTICLE  11 - Financial  Covenants  56 Section  11.1  Consolidated  Net Worth 56
         Section  11.2  Adjusted  EBITDA 56  Section  11.3  Interest  Coverage57
         Section 11.4 Capital Expenditure Limits............................. 58

ARTICLE 12 - Default......................................................... 59
         Section 12.1  Events of Default..................................... 59
         Section 12.2  Remedies.............................................. 62
         Section 12.3  Cash Collateral....................................... 62
         Section 12.4  Performance by the Agent;............................. 63
         Section 12.5  Set-off............................................... 63
         Section 12.6  Continuing Event of Default........................... 63

ARTICLE 13 - The Agent....................................................... 64
         Section 13.1  Appointment, Powers and Immunities.................... 64
         Section 13.2  Rights of the Agent as a Bank......................... 64
         Section 13.3  Defaults.............................................. 65
         Section 13.4  Indemnification....................................... 65
         Section 13.5  Independent Credit Decisions.......................... 66
         Section 13.6  Several Commitments................................... 66
         Section 13.7  Successor Agent....................................... 66
         Section 13.8  Agent Fee............................................. 66
         Section 13.9  Deposit Accounts held at Agent........................ 67
         Section 13.10 Co-Agent.............................................. 67
         Section 13.11 Approved Bank Affiliates Rights....................... 67

ARTICLE 14 - Miscellaneous................................................... 67
         Section 14.1  Expenses.............................................. 67
         Section 14.2  Indemnification....................................... 68
         Section 14.3  Limitation of Liability............................... 69
         Section 14.4  No Duty............................................... 69
         Section 14.5  No Fiduciary Relationship............................. 69
         Section 14.6  Equitable Relief...................................... 69
         Section 14.7  No Waiver; Cumulative Remedies........................ 69
         Section 14.8  Successors and Assigns................................ 69
         Section 14.9  Survival.............................................. 72
         Section 14.10 Entire Agreement; Amended and Restatement; Release.... 72
         Section 14.11 Amendments............................................ 73
         Section 14.12 Maximum Interest Rate................................. 74
         Section 14.13 Notices............................................... 74
         Section 14.14 Governing Law......................................... 74
         Section 14.15 Counterparts.......................................... 75
         Section 14.16 Severability.......................................... 75
         Section 14.17 Headings.............................................. 75
         Section 14.18 Non-Application of Chapter 346 of Texas Finance Code.. 75
         Section 14.19 Construction.......................................... 75
         Section 14.20 Independence of Covenants............................. 75
         Section 14.21 Waiver of Jury Trial.................................. 75
         Section 14.22 Confidentiality....................................... 75
         Section 14.23 Waiver of Continuing Defaults......................... 76

         Section 14.24 Conflict with Loan Documents.......................... 76

                                INDEX TO EXHIBITS

              Exhibit             Description of Exhibit
              -------             ----------------------
                "A"                   Revolving Note
                "B"                   Swingline Note
                "C"                   Term Note
                "D"                   Guaranty
                "E"                   Borrower Security Agreement
                "F"                   Subsidiary Security Agreement
                "G"                   Assignment and Acceptance
                "H"                   Compliance Certificate


                               INDEX TO SCHEDULES

              Schedule            Description of Schedule
              --------            -----------------------
                1.1(a)            Excluded Real Property
                8.6               Title Exceptions
                8.10              Pending Investigations by Taxing Authorities
                2.7(a)            Existing Letters of Credit
                8.14              List of Subsidiaries
                9.10(a)      Vehicle Titles; Abandon Foreign
                                  Registrations
                10.1              Existing Debt
                10.2              Existing Liens
                10.5              Existing Investments
                10.8              Nonproductive Assets
                14.8              Ineligible Assignees

                      AMENDED AND RESTATED CREDIT AGREEMENT
                      -------------------------------------

         THIS AMENDED AND RESTATED CREDIT AGREEMENT ("Agreement"), dated as of January 22, 1999, is among DARLING INTERNATIONAL INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Borrower"), each of the banks or other lending institutions which is or which may from time to time become a signatory hereto or any successor or assignee thereof (individually, a "Bank" and, collectively, the "Banks"), COMERICA BANK, CREDIT LYONNAIS NEW YORK BRANCH and WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION, each individually as a Bank and as a co-agent and BANKBOSTON, N.A., individually as a Bank and as agent for itself, the other Banks and the other Secured Parties (in its capacity as agent, together with its successors in such capacity, the "Agent").


                                R E C I T A L S:
                                ----------------

     A. The Borrower, the Agent and the Banks are parties to that certain Credit Agreement dated as of June 5, 1997 (as the same has been amended and otherwise modified, the "Original Agreement").

     B. Events of Default occurred under the Original Agreement as described in that certain Forbearance Agreement dated as of December 14, 1998 among the Borrower, the Banks and Agent (as modified, the "Forbearance Agreement"). The Borrower and the Obligated Parties have requested that the Banks waive the Continuing Defaults (as defined in the Forbearance Agreement) and amend and restate the Original Agreement.

     C. The Banks are willing to waive the Continuing Defaults and amend and restate the Original Agreement upon the terms and conditions hereinafter set forth.

     NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE 1

                                  Definitions
                                  -----------

     Section 1.1 Definitions . As used in this Agreement, the following terms have the following meanings:

     "Acceleration Event" has the meaning specified in subsection 5.4(b)(iv).

     "Account" means either a Base Rate Account or a Libor Account.

     "Additional Costs" has the meaning specified in Section 6.1.

     "Adjusted EBITDA" has the meaning specified in Section 11.2. "Affiliate" means, as to any Person, any other Person (a) that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, such Person, (b) that directly or indirectly beneficially owns or holds five percent (5%) or more of any class of voting stock of such Person, or (c) five percent (5%) or more of the voting stock of which is directly or indirectly beneficially owned or held by the Person in question. The term "control" means the possession, directly or indirectly, of the power to direct or cause direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise; provided, however, in no event shall the Agent or any Bank be deemed an Affiliate of the Borrower or any Subsidiary.

     "Agent" has the meaning set forth in the introductory paragraph of this Agreement.

     "Agreement" has the meaning set forth in the introductory paragraph of this Agreement. "Applicable Lending Office" means for each Bank and each type of Account, the lending office of such Bank (or of an Affiliate of such Bank) designated for such Account below its name on the signature pages hereof or such other office of such Bank (or of an Affiliate of such Bank) as such Bank may from time to time specify to the Borrower and the Agent as the office by which its Loans subject to Accounts of such type are to be made and maintained. "Approved Bank Affiliates" means, with respect to each Bank listed below, the Person or Persons identified below opposite the name of such Bank:


====================================================================================================================
                           Bank                                                   Affiliate
====================================================================================================================
1.  Wells Fargo Bank (Texas), National Association         Wells Fargo Bank, National Association
                                Regulas West, LLC
-----------------------------------------------------------=========================================================
2.  The First National Bank of Chicago                     NBD Bank
                                                           Banc One Leasing Corporation
-----------------------------------------------------------=========================================================
3.  SunTrust Bank, Atlanta                                 STI Credit Corp
====================================================================================================================
4.  Comerica Bank                                          Comerica Bank, Texas
====================================================================================================================


     "Assignment and Acceptance" means an assignment and acceptance entered into by a Bank and its assignee and accepted by the Agent pursuant to Section 14.8, in substantially the form of Exhibit "G".

     "Available Cash" has the meaning set forth in Subsection 5.4(b)(iv).

     "Bank" has the meaning set forth in the introductory paragraph of this Agreement.

     "BankBoston Accounts" has the meaning set forth in Section 13.9.

     "Base Rate" means, at any time, the rate of interest per annum then most recently established by BankBoston, N.A. as its base rate, which rate may not be the lowest rate of interest charged by BankBoston, N.A. to its borrowers. Each change in any interest rate provided for herein based upon the Base Rate resulting from a change in the Base Rate shall take effect without notice to the Borrower at the time of such change in the Base Rate.

     "Base Rate Account" means a portion of a Loan that bears interest at a rate based upon the Base Rate.

     "Borrower" has the meaning set forth in the introductory paragraph of this Agreement.

     "Borrower Security Agreement" means the security agreement between the Borrower and the Agent, for the benefit of the Secured Parties, in substantially the form of Exhibit "E", as the same may be amended or otherwise modified.

     "Business Day" means (a) any day excluding Saturday, Sunday, and any day which either is a legal holiday under the laws of the States of Massachusetts or Texas or is a day on which banking institutions located in either such State are closed, and (b), with respect to all payments, Conversions, and notices in connection with Loans subject to Libor Accounts, any day which is a Business Day described in clause (a) above and which is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

     "Capital Expenditures" means, for any period and any Person, all expenditures of such Person which are classified as capital expenditures on the consolidated statement of cash flows of such Person in accordance with GAAP, including, without limitation, all such expenditures so classified as "recurring capital expenditures" and all such expenditures associated with Capital Lease Obligations.

     "Capital Lease Obligations" means, as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property, which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP. For purposes of this Agreement, the amount of such Capital Lease Obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

     "Classified Subsidiary" has the meaning set forth in the definition of Insignificant Subsidiary.

     "Closing Date" means January 29, 1999.

     "Code" means the Internal Revenue Code of 1986, as amended, and the regulations promulgated and rulings issued thereunder.

     "Collateral" means the property in which Liens have been granted to the Agent for the benefit of the Secured Parties pursuant to the Borrower Security Agreement, the Subsidiary Security Agreement, any Mortgage, or any other agreement, document, or instrument executed by the Borrower or a Subsidiary in accordance with Section 9.10, whether such Liens are now existing or hereafter arise.

     "Commercially Reasonable Efforts" means, with respect to the obligation to obtain from a third party any of the documentation required by Section 9.10, that the Borrower or applicable Obligated Party shall have expended, in good faith and within the time period required by Section 9.10, all reasonable efforts to obtain the applicable document, or an acceptable substitute, from such third party.

     "Commitment Percentage" means, as to any Bank, the percentage equivalent of a fraction (a) the numerator of which is the amount of the Revolving Commitments of such Bank and (b) the denominator of which is the aggregate amount of the Revolving Commitments of all Banks.

     "Commitments" means, as to each Bank, such Bank's Revolving Commitment, and, if such Bank is the Agent, the Swingline Commitment.

     "Compliance Certificate" means a certificate in substantially the form of Exhibit "H" properly completed and executed by the chief financial officer or treasurer of the Borrower.

     "Concentration Account" means a deposit account established at the Agent by the Borrower and controlled by the Agent for the benefit of the Secured Parties in which all funds received through the Lockbox Accounts shall be deposited.

     "Consolidated Net Worth" has the meaning specified in Section 11.1.

     "Contingent Primary Obligations" means, at any time, all identifiable and quantifiable contingent and unliquidated obligations, indebtedness, and liabilities of the Borrower to any Secured Party arising from, pursuant to, or in connection with the Loan Documents, the SWAP Documents and the Deposit and Cash Management Services, whether direct, indirect, related, unrelated, joint, several, or joint and several, including without limitation, the Reimbursement Obligations and the potential liability of the Borrower under any SWAP Documents.

     "Convert", "Conversion", and "Converted" shall refer to a conversion pursuant to Section 4.4 or Article 6 of a Libor Account into a Base Rate Account.

     "Debt" means as to any Person at any time (without duplication): (a) all obligations of such Person for borrowed money; (b) all obligations of such Person evidenced by bonds, notes, debentures, or other similar instruments; (c) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable of such Person arising in the ordinary course of business that are not past due by more than ninety (90) days; (d) all Capital Lease Obligations of such Person; (e) all Debt or other obligations of others Guaranteed by such Person; (f) all obligations secured by a Lien existing on property owned by such Person, whether or not the obligations secured thereby have been assumed by such Person or are non-recourse to the credit of such Person; (g) all reimbursement obligations of such Person (whether contingent or otherwise) in respect of letters of credit, bankers' acceptances, surety or other bonds, and similar instruments; (h) all liabilities of such Person in respect of unfunded vested benefits under any Plan; and (i) all obligations of such Person arising in connection with noncompete, consulting, and similar agreements which are classified as liabilities on a balance sheet in accordance with GAAP. In determining the Dollar amount of Debt of a Person for any purpose of this Agreement, the Dollar amount of any Debt of the type described in clause
(f) which has not been assumed by such Person and which is non-recourse to the credit of such Person, shall be equal to the lesser of the amount of the Debt so secured or the fair market value of the applicable property.

     "Default" means an Event of Default or the occurrence of an event or condition which with notice or lapse of time or both would become an Event of Default. The compliance with the financial covenants set forth in Sections 11.2 and 11.3 is tested as of the end of a Fiscal Quarter (the "Test Date") for a trailing period of time specified therein (the "Test Period"). As of any date after one Test Date but prior to the next Test Date, the financial performance of the Borrower and the Subsidiaries for the period from the beginning of the then current Test Period to any date prior to such next Test Date shall not be an event or condition which with notice or lapse of time or both would become an Event of Default for purposes of this definition of Default; provided the foregoing provisions shall not prevent: (i) the characterization of a change in the financial performance of the Borrower and the Subsidiaries as a "material adverse change" for purposes of Section 8.2, if in fact such change is material and adverse within the meaning of Section 8.2; (ii) the characterization of a change in the financial performance of the Borrower and the Subsidiaries as having a "Material Adverse Effect" for any purpose of this Agreement, if in fact such change has or would have a "Material Adverse Effect"; or (iii) the occurrence of an Event of Default for failure to comply with such financial covenants on and at any time after such next Test Date as calculated for the related Test Period.

     "Default Rate" means a rate per annum equal to the Base Rate plus three percent (3.0%).

     "Deposit and Cash Management Services" means the deposit and/or cash management products and services provided by a Secured Party in connection with the maintenance of the Lockbox Accounts, the Concentration Account or any of the other deposit or other accounts described on Schedule 3.2 to the Borrower Security Agreement and the Subsidiary Security Agreement.

     "Deposit and Cash Management Services Obligations" means all the obligations of the Borrower to a Bank or an Approved Bank Affiliate (a) to pay the fees charged for the Deposit and Cash Management Services and (b) to reimburse such Bank or Approved Bank Affiliate for any credit extended on uncollected funds in an amount not to exceed such uncollected funds or the amount of any item (including checks and automated clearing house credits) credited to an account but which is subsequently returned unpaid or returned for any other reason.

     "Designated  Leased  Property"  has the  meaning  specified  in  subsection
9.10(d).

     "Dollars" and "$" mean lawful money of the United States of America.

     "EBITDA" means, for any period and any Person, the total of the following each calculated without duplication for such Person on a consolidated basis for such period: (a) Net Income; plus (b) any provision for (or less any benefit from) income or franchise taxes included in determining Net Income; plus (c) Net Interest Expense deducted in determining Net Income; plus (d) amortization and depreciation expense deducted in determining Net Income.

     "Eligible Assignee" has the meaning specified in Section 14.8.

     "Environmental Laws" means any and all federal, state, and local laws, regulations, and requirements pertaining to health, safety, or the environment, as such laws, regulations, and requirements may be amended or supplemented from time to time.

     "Environmental Liabilities" means, as to any Person, all liabilities, obligations, responsibilities, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs, and expenses, (including, without limitation, all fees, disbursements, and expenses of counsel, expert and consulting fees, and costs of investigation and feasibility studies), fines, penalties, sanctions, and interest incurred as a result of any claim or demand, by any Person, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute, including, without limitation, any Environmental Law, permit, order, or agreement with any Governmental Authority or other Person, arising from environmental, health, or safety conditions or the Release or threatened Release of a Hazardous Material into the environment.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations and published interpretations thereunder.

     "ERISA Affiliate" means any corporation or trade or business which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Borrower or is under common control (within the meaning of Section 414(c) of the Code) with the Borrower.

     "Event of Default" has the meaning specified in Section 12.1.

     "Excess Cash Flow" has the meaning specified in subsection 5.4(b)(ii).

     "Federal Funds Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if such rate is not so published on such next succeeding Business Day, the Federal Funds Rate for any day shall be the average rate charged to the Agent on such day on such transactions as determined by the Agent.

     "Fee Owned Designated Property" means each parcel of real property owned by Borrower or a Significant Subsidiary in fee other than those parcels described on Schedule 1.1 (a).

     "Fiscal Quarters" means the four (4) periods falling in each Fiscal Year, each such period being thirteen (13) or fourteen (14) weeks in duration, as applicable, with the first such period in any Fiscal Year beginning on the first day of such Fiscal Year and the last such period in any Fiscal Year ending on the last Saturday closest to December 31.

     "Fiscal Year" means the fifty-two (52) or fifty-three (53) week period, as the case may be, beginning on the date which is one day after the date of the end of the similar preceding period and ending on the Saturday closest to December 31. "Forbearance Agreement" has the meaning specified in the Recitals to this Agreement.

     "GAAP" means generally accepted accounting principles, applied on a consistent basis, as set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board and/or their respective successors and which are applicable in the circumstances as of the date in question. Accounting principles are applied on a "consistent basis" when the accounting principles applied in a current period are comparable in all material respects to those accounting principles applied in a preceding period.

     "General CAPEX Basket" has the meaning specified in Section 11.4.

     "Governmental Authority" means any nation or government, any state or political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to government.

     "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities, or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or
(b) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect the obligee against loss in respect thereof (in whole or in part); provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

     "Guaranty" means the guaranty of a Significant Subsidiary in favor the Secured Parties, in substantially the form of Exhibit "D", as the same may be amended or otherwise modified from time to time.

     "Hazardous Material" means any substance, product, waste, pollutant, material, chemical, contaminant, constituent, or other material which is or becomes listed, regulated, or addressed under any Environmental Law.

     "Insignificant Subsidiary" means any Subsidiary (other than International Processing Corporation, International Transportation Service, Inc., The Standard Tallow Corporation, Esteem Products, Inc. or any other Subsidiary that has executed and delivered a Guaranty) whose (a) net worth (calculated in accordance with GAAP) at the time of determination does not exceed Seven Hundred Fifty Thousand Dollars ($750,000) and (b) total assets (determined in accordance with GAAP) does not exceed an amount equal to five percent (5%) of the total assets of the Borrower and the Subsidiaries determined on a consolidated basis in accordance with GAAP (a subsidiary that meets the foregoing requirements in this definition is referred to as a "Classified Subsidiary"); provided, however, no Classified Subsidiary shall be deemed an Insignificant Subsidiary if at the time of determination (a) the aggregate net worth (calculated in accordance with GAAP) of all Subsidiaries that are then Classified Subsidiaries exceeds Seven Hundred Fifty Thousand Dollars ($750,000) and (b) the aggregate total assets (determined in accordance with GAAP) of all Subsidiaries that are then Classified Subsidiaries exceeds an amount equal to five percent (5%) of the total assets of the Borrower and the Subsidiaries determined on a consolidated basis in accordance with GAAP.

     "Interest Period" means with respect to each Libor Account, the "Interest Period" established therefore under the Original Agreement.

     "Landlord Consent" has the meaning specified in subsection 9.10 (d).

     "Leased Equipment" means any equipment of Borrower or a Significant Subsidiary in which an Approved Bank Affiliate has either a first priority perfected security interest or ownership interest under the terms of an operating or capital lease entered into with Borrower or a Significant Subsidiary.

     "Letter of Credit Liabilities" means, at any time, the aggregate maximum amount available to be drawn under all outstanding Letters of Credit (in each case, determined without regard to whether any conditions to drawing could then be met) and all unreimbursed drawings under Letters of Credit.

     "Letters of Credit" has the meaning specified in subsection 2.7(a).

     "Libor Accounts" means the following portions of the Revolving Loans:

================================================================================
   Amount               Last Day of Interest Period        Fixed Rate
   ------               ---------------------------        ----------
   $24,000,000          February 22, 1999                  8.2500%
================================================================================

     "Lien" means any lien, mortgage, security interest, tax lien, financing statement, pledge, charge, hypothecation, assignment, preference, priority, or other encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or title retention agreement), whether arising by contract, operation of law, or otherwise.

     "Loans" means Revolving Loans, Swingline Loans, or Term Loans.

     "Loan Documents" means this Agreement, the Notes, the Borrower Security Agreement, the Guaranty, the Subsidiary Security Agreement, the Mortgages, and all other promissory notes, security agreements, deeds of trust, mortgages, assignments, guaranties, letters of credit, and other instruments, agreements, and other documentation executed and delivered pursuant to or in connection with this Agreement, as such instruments, agreements, and other documentation may be amended or otherwise modified but excluding any operating or capital lease and any other documentation evidencing or governing a Secondary Obligation.

     "Lockbox Accounts" shall mean the lockbox accounts established from time to time pursuant to the Lockbox Agreements in which all funds received pursuant to the Lockbox Agreements shall be deposited.

     "Lockbox Agreements" shall mean any lockbox or other agreement entered into by the Borrower or a Significant Subsidiary with the Agent or any Bank pursuant to which a lockbox and deposit account shall be established for the Borrower or a Significant Subsidiary into which payments on the Borrower's or such Subsidiary's accounts or other Collateral shall be sent and deposited, each in form and substance satisfactory to the Agent, as the same may be amended or otherwise modified.

     "Material Adverse Effect" means (a) a material adverse effect on the business, condition (financial or otherwise), operations, prospects, or properties of the Borrower and the Subsidiaries taken as a whole, or (b) a material adverse effect on the validity, perfection, priority, or ability of the Agent to enforce the Agent's Lien on the Collateral or of the ability of the Agent or any Bank to enforce a material provision of the Loan Documents. In determining whether any individual event could reasonably be expected to result in a Material Adverse Effect, notwithstanding that such event does not itself have such effect, a Material Adverse Effect shall be deemed to have occurred if the cumulative effect of such event and all other then existing events could reasonably be expected to result in a Material Adverse Effect.

     "Maximum Rate" means, at any time and with respect to any Bank, the maximum rate of nonusurious interest under applicable law that such Bank may charge the Borrower. The Maximum Rate shall be calculated in a manner that takes into account any and all fees, payments, and other charges contracted for, charged, or received in connection with the Loan Documents that constitute interest under applicable law. Each change in any interest rate provided for herein based upon the Maximum Rate resulting from a change in the Maximum Rate shall take effect without notice to the Borrower at the time of such change in the Maximum Rate. For purposes of determining the Maximum Rate under Texas law, the applicable rate ceiling shall be the "weekly ceiling" described in, and computed in accordance with, Article 5069, Vernon's Texas Civil Statutes.

     "Mortgages" means each mortgage, deed of trust, leasehold mortgage, leasehold deed of trust or other agreement executed by the Borrower or any Obligated Party which creates a Lien on such Person's interests in real property in favor of the Agent for the benefit of the Secured Parties as required pursuant to the terms of Section 9.10, each of which shall be in form and substance reasonably satisfactory to the Agent.

     "Multiemployer Plan" means a multiemployer plan defined as such in Section 3(37) of ERISA to which contributions have been made by the Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA.

     "Net Cash Proceeds" has the meaning specified in subsection 5.4(b)(i).

     "Net Income" means, for any period and any Person, such Person's consolidated net income (or loss) determined in conformity with GAAP, but excluding: (a) the income of any other Person (other than its subsidiaries) in which such Person or any of it subsidiaries has an ownership interest, unless received by such Person or its subsidiary in a cash distribution; (b) any after-tax gains or losses attributable to asset dispositions; and (c) to the extent not included in clauses (a) and (b) above, any after-tax extraordinary, non-cash, or nonrecurring gains or credits or extraordinary or non-cash losses or charges.

     "Net Interest Expense" means, for any period and any Person, the remainder of the following for such Person calculated on a consolidated basis for such period in accordance with GAAP: (a) interest expense, minus (b) interest income.

     "Notes" means the Revolving Notes, the Swingline Note, and the Term Notes.

     "Obligated Party" means the Significant Subsidiaries or any other Person (exclusive of the Borrower) who is or becomes party to any agreement that guarantees or secures payment and performance of the Obligations or any part thereof.

     "Obligations" means the Primary Obligations and the Secondary Obligations.

     "Original Agreement" has the meaning specified in the Recitals to this Agreement.

     "Outstanding Revolving Credit" means, at any time of determination, the sum of (a) the aggregate amount of Revolving Loans then outstanding, plus (b) the aggregate amount of Letter of Credit Liabilities (or when calculated with respect to a Bank, including the Agent as a Bank, such Bank's participation or other interest in such Letter of Credit Liabilities), plus (c) the aggregate amount of Swingline Loans (or when calculated with respect to a Bank, including the Agent as a Bank, such Bank's participation or other interest in such Swingline Loans) then outstanding.

     "Payment Date" has the meaning specified in subsection 2.7(c).

     "Payor" has the meaning specified in Section 5.8.

     "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to all or any of its functions under ERISA.

     "Perfection Event" has the meaning specified in subsection 9.10(a).

     "Person" means any individual, corporation, business trust, association, company, partnership, joint venture, Governmental Authority, or other entity.

     "Plan" means any employee benefit plan established or maintained by the Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA.

     "Primary Obligations" means all obligations, indebtedness, and liabilities of the Borrower to the Agent, the Banks, the Approved Bank Affiliates or any of them arising from, pursuant to, or in connection with the Loan Documents and the SWAP Documents and all the Deposit and Cash Management Services

Obligations, in each case whether now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, including without limitation, the obligations of the Borrower to repay the Loans, the Reimbursement Obligations, interest on the Loans and the Reimbursement Obligations, and all fees, costs and expenses (including, without limitation, reasonable attorney's fees) provided for in the Loan Documents, SWAP Documents or in connection with the documentation governing the Deposit and Cash Management Services. "Principal Office" means the principal office of the Agent, located at 100 Federal Street, Boston, Massachusetts 02110.

     "Prohibited  Transaction" means any transaction set forth in Section 406 or
Section 407 of ERISA or Section 4975(c)(1) of the Code for which there does not exist a statutory or administrative exemption.

     "Quarterly CAPEX Basket" has the meaning specified in Section 11.4.

     "Quarterly Payment Date" means the last day of March, June, September, and December of each year, the first of which shall be the first such day after the date of this Agreement.

     "Raw Material Supplier" has the meaning specified in subsection 10.1(g).

     "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as the same may be amended or supplemented from time to time.

     "Regulatory Change" means, with respect to any Bank, any change after the date of this Agreement in United States federal, state, or foreign laws or regulations (including, without limitation, Regulation D) or the adoption or making after such date of any interpretations, directives, or requests applying to a class of banks including such Bank of or under any United States federal or state, or any foreign, laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

     "Reimbursement   Obligation"  means  the  obligation  of  the  Borrower  to reimburse the Agent for any demand for payment or drawing under a Letter of Credit.

     "Release" means, as to any Person, any release, spill, emission, leaking, pumping, injection, deposit, disposal, disbursement, leaching, or migration of Hazardous Materials into the indoor or outdoor environment or into or out of property owned by such Person, including, without limitation, the movement of Hazardous Materials through or in the air, soil, surface water, ground water, or property in violation of Environmental Laws.

     "Remedial Action" means all actions required to (a) cleanup, remove, treat, or otherwise address Hazardous Materials in the indoor or outdoor environment,
(b) prevent the Release or threat of Release or minimize the further Release of Hazardous Materials so that they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, or (c) perform pre-remedial studies and investigations and post-remedial monitoring and care.

     "Replacement Candidate" has the meaning specified in Section 6.5.

     "Reportable Event" means any of the events set forth in Section 4043 of ERISA.

     "Required Banks" means Banks having either a direct or, in the case of Swingline Loans, participation interest in the following, calculated without duplication: (a) sixty-six and two-thirds percent (66 %) or more of the Revolving Commitments and the aggregate outstanding principal amount of the Term Loans or (b) if the Revolving Commitments have terminated, sixty-six and two-thirds percent (66 %) or more of the sum of (i) the outstanding principal amount of the Loans and (ii) the participations in outstanding Letter of Credit Liabilities.

     "Required Payment" has the meaning specified in Section 5.8.

     "Revolving Commitment" means, as to each Bank, the obligation of such Bank to make advances of funds and purchase participation interests in (or with respect to the Agent as a Bank, hold other interests in) Letters of Credit and Swingline Loans in an aggregate principal amount at any one time outstanding up to but not exceeding the amount set forth opposite the name of such Bank on the signature pages hereto under the heading "Revolving Commitment", as the same may be reduced or terminated pursuant to Section 2.6, Section 12.2, or Section 14.8 or, if applicable, in such Bank's most recent Assignment and Acceptance executed after the Closing Date. As of the Closing Date, the aggregate amount of the Revolving Commitments of all Banks equals One Hundred Thirty-five Million Dollars ($135,000,000).

     "Revolving Loans" means, as to any Bank, the advances made by such Bank pursuant to Section 2.1 and the advances made by such Bank pursuant to Section
2.1 of the Original Agreement which are outstanding on the Closing Date.

     "Revolving Notes" means the promissory notes provided for by Section 2.2 and all amendments or other modifications thereof.

     "Secondary Obligations" means all obligations, indebtedness, and liabilities of the Borrower to any Secured Party arising from, pursuant to, or in connection with any operating or capital lease (including without limitation, that certain Master Lease dated February 17, 1998 between the Borrower and NBD Bank and that certain Master Equipment Lease dated May 14, 1998 between the Borrower and STI Credit Corp., as either of the foregoing may be amended or otherwise modified), whether such obligations, indebtedness and liabilities are now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several and all fees, costs and expenses (including, without limitation, reasonable attorneys' fees) provided for in connection therewith.

     "Secured Parties" means, the Agent, the Banks and the Approved Bank Affiliates.

     "Significant Subsidiary" means any Subsidiary that is organized under the laws of a state located in the United States of America and is not an Insignificant Subsidiary.

     "Subsidiary" means any corporation (or other entity) of which at least a majority of the outstanding shares of stock (or other ownership interests) having by the terms thereof ordinary voting power to elect a majority of the board of directors (or similar governing body) of such corporation (or other entity) (irrespective of whether or not at the time stock (or other ownership interests) of any other class or classes of such corporation (or other entity) shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by the Borrower or one or more of the Subsidiaries or by the Borrower and one or more of the Subsidiaries.

     "Subsidiary Security Agreement" means the security agreement between the Significant

Subsidiaries and the Agent, for the benefit of the Secured Parties, in substantially the form of Exhibit "F", as the same may be amended or otherwise modified.

     "SWAP Documents" means the following International SWAP Dealers Association, Inc., Master Agreements entered into with the Borrower, all schedules thereto and all confirmations delivered thereunder, as the same may be amended or otherwise modified:

================================================================================
               Secured Party                                 Date
================================================================================
1.  Wells Fargo Bank, National Association               June 6, 1997
================================================================================
2. BankBoston, N.A. June 26, 1997
================================================================================
3.  Credit Lyonnais                                      June 6, 1997
================================================================================

     "Swingline Commitment" means the obligation of the Agent to make advances pursuant to subsection 2.8(a) in an aggregate principal amount at any one time outstanding up to but not exceeding Seven Million Five Hundred Thousand Dollars ($7,500,000), as such amount may be reduced pursuant to subsection 2.8(e) or
Section 12.2.

     "Swingline Loans" means the advances made by the Agent pursuant to subsection 2.8(a) and the advances made by the Agent pursuant to subsection 2.8(a) of the Original Agreement which are outstanding on the Closing Date.

     "Swingline Maturity" has the meaning specified in subsection 2.8(c).

     "Swingline Note" means the promissory note provided for by subsection 2.8(b) and all amendments and other modifications thereto.

     "Term Loan" means, as to any Bank, the advance made by such Bank to the Borrower under the Original Agreement as a "Term Loan" to the extent outstanding on the Closing Date. The principal amount of each such advance applicable to a Bank outstanding as of the Closing Date is set forth opposite the name of such Bank on the signature pages hereto under the heading "Term Loan". As of the Closing Date, the aggregate outstanding principal amount of the Term Loans of all Banks equals Thirty-Six Million Seven Hundred Two Thousand Dollars ($36,702,000).

     "Term Notes" means the promissory notes provided for by Section 3.1 and all amendments and other modifications thereto.

     "Termination Date" means June 30, 2001, or such earlier date on which the Commitments terminate as provided in this Agreement.

     "UCC" means the Uniform Commercial Code as in effect in the State of Texas; provided that, when applicable as determined in accordance with the Borrower Security Agreement, "UCC" shall have the meaning provided for in the proviso to the definition of UCC set forth in the Borrower Security Agreement.

     Section 1.2O Other Definitional Provisions. All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. The words "hereof", "herein", and "hereunder" and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all Article and Section references pertain to this Agreement. Terms used herein that are defined in the UCC, unless otherwise defined herein, shall have the meanings specified in the UCC.

     Section 1.3 Accounting Terms and Determinations. Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Agent and the Banks hereunder shall be prepared, in accordance with GAAP, on a basis consistent with those used in the preparation of the financial statements referred to in Section 8.2. All calculations made for the purposes of determining compliance with the provisions of this Agreement shall be made by application of GAAP, on a basis consistent with those used in the preparation of the financial statements referred to in Section 8.2. To enable the ready and consistent determination of compliance by the Borrower with its obligations under this Agreement, the Borrower will not change the manner in which either the last day of its Fiscal Year or the last days of the first three Fiscal Quarters of its Fiscal Years is calculated. In the event any changes in accounting principles required by GAAP or recommended by the Borrower's certified public accountants and implemented by the Borrower occur and such changes result in a change in the method of the calculation of financial covenants, standards, or terms under this Agreement, then the Borrower, the Agent, and the Banks agree to enter into negotiations in order to amend such provisions of this Agreement so as to equitably reflect such changes with the desired result that the criteria for evaluating such covenants, standards, or terms shall be the same after such changes as if such changes had not been made. Until such time as such an amendment shall have been executed and delivered by the Agent, the Borrower, and the Banks, all financial covenants, standards, and terms in this Agreement shall continue to be calculated or construed as if such changes had not occurred.

     Section 1.4 Time of Day . Unless otherwise indicated, all references in this Agreement to times of day shall be references to Boston, Massachusetts time.

                                    ARTICLE 2

                           Revolving Credit Facility
                           -------------------------

     Section 2.1 Revolving Commitments. Subject to the terms and conditions of this Agreement, each Bank severally agrees to make one or more advances to the Borrower from time to time from and including the Closing Date to but excluding the Termination Date in an aggregate principal amount at any time outstanding up to but not exceeding the amount of such Bank's Revolving Commitment as then in effect; provided, however, (a) the Outstanding Revolving Credit applicable to a Bank (including the Agent as a Bank) shall not at any time exceed such Bank's Revolving Commitment, and (b) the Outstanding Revolving Credit shall not at any time exceed the aggregate Revolving Commitments. Subject to the foregoing limitations, and the other terms and provisions of this Agreement, the Borrower may borrow, prepay, and reborrow hereunder the amount of the Revolving Commitments as Base Rate Accounts.

     Section 2.2 Notes. The Revolving Loans made by a Bank shall be evidenced by a single promissory note of the Borrower in substantially the form of Exhibit "A", payable to the order of such Bank in a principal amount equal to its Revolving Commitment as in effect on the Closing Date or, if applicable, on the date of the most recent Assignment and Acceptance executed by such Bank after the Closing Date, and otherwise duly completed.

     Section 2.3 Repayment of Revolving  Loans.  Without  limiting the effect of
Section 2.6, the Borrower shall pay to the Agent for the account of the Banks the outstanding principal amount of all of the

Revolving  Loans  on  the Termination Date.

     Section 2.4 Use of Proceeds. The proceeds of Revolving Loans shall be used by the Borrower (a) for working capital in the ordinary course of business, including, without limitation, the satisfaction of Reimbursement Obligations in accordance with subsection 2.7(e), and to repay Swingline Loans and (b) for other general corporate purposes, including, without limitation, financing Capital Expenditures and any acquisitions which may be permitted by the Banks hereunder.

     Section 2.5  Fees.

                   (a) Revolving Commitment Fee. The Borrower agrees to pay to the Agent for the account of each Bank a commitment fee on the daily average unused amount of such Bank's Revolving Commitment for the period from and including the Closing Date to the Termination Date, at a rate equal to three-eighths of one percent (0.375%) per annum. For the purpose of calculating the commitment fee hereunder, the Revolving Commitments shall be deemed utilized by all outstanding Revolving Loans and all Letter of Credit Liabilities but shall not, for purposes of this Section 2.5 only, be deemed utilized by any Swingline Loans. Accrued commitment fees under this Section 2.5 and unpaid commitment fees accrued under Section 2.5 of the Original Agreement shall be payable in arrears on each Quarterly Payment Date and on the Termination Date.

                   (b) Amendment  Fees. On the Closing Date,  Borrower shall pay to the Agent, for the benefit of the Banks, the amendment fee described in subsection 7.1(j). If on January 1, 2000, the Borrower owns, directly or indirectly, any interest in the capital stock of International Processing Corporation or International Transportation Service, Inc., the Borrower shall pay to the Agent, for the benefit of the Banks, a deferred amendment fee of Two Hundred Sixteen Thousand One Hundred Ninety Dollars ($216,190).

     Section 2.6 Reduction or Termination of Revolving Commitments.

                   (a) Mandatory Reduction. On March 31, 2001, without any notice or other action by the Agent or any Bank, the aggregate amount of the Revolving Commitments shall be automatically reduced by Two Million Five Hundred Thousand Dollars ($2,500,000).

                   (b) Mandatory Prepayment Reduction. The aggregate amount of the Revolving Commitments shall be automatically reduced by the amount of any prepayment made on the Revolving Loans with Net Cash Proceeds under the terms of subsection 5.4(b)(i).

                   (c) Voluntary Reductions. The Borrower shall have the right to terminate or reduce in part the unused portion of the Revolving Commitments at any time and from time to time, provided that: (i) the Borrower shall give notice of each such termination or reduction as provided in Section 5.3; (ii) each partial reduction shall be in an aggregate amount at least equal to Five Million Dollars ($5,000,000); and (iii) the Revolving Commitments may not be reduced to an amount less than the sum of the Swingline Commitment plus the Letter of Credit Liabilities then outstanding.

                   (d) Effect of Reduction. The Revolving Commitments may not be reinstated after they have been terminated or reduced.

         Section 2.7  Letters of Credit .

                   (a) Commitment to Issue. The Borrower may utilize the Revolving Commitments by requesting that the Agent issue, and the Agent, subject to the terms and conditions of this Agreement, shall issue standby or documentary letters of credit for the Borrower's or one of the Subsidiaries' account (such letters of credit, together with the letters of credit described on Schedule 2.7(a) issued by the Agent under the Original Agreement, being hereinafter referred to collectively as the "Letters of Credit"); provided, however, (i) the aggregate amount of outstanding Letter of Credit Liabilities shall not at any time exceed Twenty-five Million Dollars ($25,000,000), (ii) the Outstanding Revolving Credit shall not at any time exceed the aggregate Revolving Commitments, and (iii) the Outstanding Revolving Credit applicable to a Bank shall not at any time exceed such Bank's Revolving Commitment. Upon the date of issue of a Letter of Credit, the Agent shall be deemed, without further action by any party hereto, to have sold to each other Bank, and each other Bank shall be deemed, without further action by any party hereto, to have purchased from the Agent a participation to the extent of such Bank's Commitment Percentage in such Letter of Credit and the related Letter of Credit Liabilities. The participations purchased by the Banks under the Original Agreement in the Letters of Credit described on Schedule 2.7(a) shall continue under the terms hereof.

                   (b) Letter of Credit Request Procedure. Except with respect to the Letters of Credit described on Schedule 2.7(a), the Borrower shall give the Agent at least five (5) Business Days irrevocable prior notice (effective upon receipt) specifying the date of each Letter of Credit to be issued and the nature of the transactions to be supported thereby. Upon receipt of such notice the Agent shall promptly notify each other Bank of the contents thereof and of such Bank's Commitment Percentage of the amount of the proposed Letter of Credit. The Agent shall provide a Bank a copy of each Letter of Credit issued hereunder upon such Bank's request. Each Letter of Credit shall have an expiration date that does not extend beyond a date which is thirty (30) days prior to the Termination Date, shall be payable in Dollars, must support a transaction entered into in the ordinary course of the Borrower's or a Subsidiary's business, must be satisfactory in form and substance to the Agent, and shall be issued pursuant to such documentation as the Agent may require, including, without limitation, the Agent's standard form letter of credit request and reimbursement agreement; provided that, in the event of any conflict between the terms of such agreement and the other Loan Documents, the terms of the other Loan Documents shall control. Each standby Letter of Credit shall have an expiration date that does not extend beyond one (1) year, provided that any standby Letter of Credit may contain provisions whereby its expiration date is automatically extended for additional periods of one (1) year on any current or thereafter established expiration date unless the Agent provides notice to the beneficiary of the Letter of Credit that it will not be so extended. Each such standby Letter of Credit must permit the Agent to give such notice of nonextension at any time up to the date which is no greater than ninety
         (90) days prior to the applicable expiration date.

                   (c) Letter of Credit Fees. The Borrower will pay to the Agent for the account of each Bank an irrevocable letter of credit fee on such Bank's Commitment Percentage of the amount available for drawings under each Letter of Credit, such letter of credit fee (i) to be paid in advance, on the date of the issuance of any Letter of Credit (other than the existing Letters of Credit described on Schedule 2.7(a)), and on each Quarterly Payment Date thereafter (or with respect to the existing Letters of Credit described on Schedule 2.7(a), on each Quarterly Payment Date after the Closing Date) until the date of expiration or termination thereof (each such date herein a "Payment Date") and (ii) to be calculated for the period from and including one Payment

         Date to and excluding the next at a rate equal to two and one-half percent (2.50%). After receiving any payment of any letter of credit fees under this clause (c), the Agent will promptly pay to each Bank the letter of credit fees then due such Bank. With respect to each Letter of Credit, the Borrower will also pay to the Agent for its account only the fees and expenses described in subsection 14.1(b), to the extent applicable, and, on the date of the issuance of the Letter of Credit, the fronting fee described in that certain commitment letter dated May 15, 1997 among the Borrower, BankBoston, N.A., and BankBoston Securities, Inc. calculated on the maximum amount available to be drawn under the Letter of Credit.

                   (d) Funding of Drawings. Upon receipt from the beneficiary of any Letter of Credit of any demand for payment or other drawing under such Letter of Credit, the Agent shall promptly notify the Borrower and each Bank as to the amount to be paid as a result of such demand or drawing and the respective payment date. Not later than 11:00 a.m. on the applicable payment date, each Bank will make available to the Agent, at the Principal Office, in immediately available funds, an amount equal to such Bank's Commitment Percentage of the amount to be paid as a result of such demand or drawing even if the conditions to a Loan under Article 7 have not been satisfied.

                   (e) Reimbursements. The Borrower shall be irrevocably and unconditionally obligated to immediately reimburse the Agent for any amounts paid by the Agent upon any demand for payment or drawing under any Letter of Credit (regardless of whether such Letter of Credit is issued for the account of the Borrower or one of the Subsidiaries), without presentment, demand, protest, or other formalities of any kind. All payments on the Reimbursement Obligations shall be made to the Agent at the Principal Office for the account of the Agent in Dollars and in immediately available funds, without set-off, deduction, or counterclaim not later than 3:00 pm. on the date of the corresponding payment under the Letter of Credit by the Agent. Subject to the other terms and conditions of this Agreement, such reimbursement may be made by the Borrower requesting a Revolving Loan in accordance with Section 5.1, the proceeds of which shall be credited against the Borrower's Reimbursement Obligations. The Agent will pay to each Bank such Bank's Commitment Percentage of all amounts received from the Borrower for application in payment, in whole or in part, to the Reimbursement Obligation in respect of any Letter of Credit, but only to the extent such Bank has made payment to the Agent in respect of such Letter of Credit pursuant to clause (d) of this Section 2.7.

                   (f) Reimbursement Obligations Absolute. The Reimbursement Obligations of the Borrower under this Agreement shall be absolute, unconditional, and irrevocable, and shall be performed strictly in accordance with the terms of the Loan Documents under all circumstances whatsoever and the Borrower hereby waives any defense to the payment of the Reimbursement Obligations based on any circumstance whatsoever, including, without limitation, in either case, the following circumstances: (i) any lack of validity or enforceability of any Letter of Credit or any other Loan Document; (ii) any amendment or waiver of or any consent to departure from any Loan Document; (iii) the existence of any claim, set-off, counterclaim, defense, or other rights which the Borrower, any Obligated Party, or any other Person may have at any time against any beneficiary of any Letter of Credit, the Agent, any Bank, or any other Person, whether in connection with any Loan Document or any unrelated transaction; (iv) any statement, draft, or other documentation presented under any Letter of Credit proving to be forged, fraudulent, invalid, or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;
         (v) payment by the Agent under any Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit; or (vi) any any other circumstance whatsoever, whether or not similar to any of the foregoing; provided that Reimbursement Obligations with respect to a Letter of Credit may be subject to avoidance by the Borrower if the Borrower proves in a final nonappealable judgment that it was damaged and that such damage arose directly from the Agent's willful misconduct or gross negligence in determining whether the documentation presented under the Letter of Credit in question complied with the terms thereof.

                   (g) Issuer Responsibility. The Borrower assumes all risks of the acts or omissions of any beneficiary of any Letter of Credit with respect to its use of such Letter of Credit. Neither the Agent, any Bank, nor any of their respective officers or directors shall have any responsibility or liability to the Borrower or any other Person for:
         (a) the failure of any draft to bear any reference or adequate reference to any Letter of Credit, or the failure of any documents to accompany any draft at negotiation, or the failure of any Person to surrender or to take up any Letter of Credit or to send documents apart from drafts as required by the terms of any Letter of Credit, or the failure of any Person to note the amount of any instrument on any Letter of Credit, each of which requirements, if contained in any Letter of Credit itself, it is agreed may be waived by the Agent; (b) errors, omissions, interruptions, or delays in transmission or delivery of any messages; (c) the validity, sufficiency, or genuineness of any draft or other document, or any endorsement(s) thereon, even if any such draft, document or endorsement should in fact prove to be in any and all respects invalid, insufficient, fraudulent, or forged or any statement therein is untrue or inaccurate in any respect; (d) the payment by the Agent to the beneficiary of any Letter of Credit against presentation of any draft or other document that does not comply with the terms of the Letter of Credit; or (e) any other circumstance whatsoever in making or failing to make any payment under a Letter of Credit. The Borrower shall have a claim against the Agent, and the Agent shall be liable to the Borrower, to the extent of any direct, but not indirect, consequential or punitive, damages suffered by the Borrower which the Borrower proves in a final nonappealable judgment were caused by (i) the Agent's willful misconduct or gross negligence in determining whether documents presented under any Letter of Credit complied with the terms thereof or (ii) the Agent's willful failure to pay under any Letter of Credit after presentation to it of documentation strictly complying with the terms and conditions of such Letter of Credit. The Agent may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

         Section 2.8  Swingline Loans.

                   (a) Swingline Commitment. Subject to the terms and conditions of this Agreement, the Agent agrees to make one or more advances to the Borrower from time to time, from and including the Closing Date to but excluding the Termination Date, in an aggregate principal amount at any time outstanding up to but not exceeding the Swingline Commitment; provided, however, (i) the Outstanding Revolving Credit shall never exceed the aggregate Revolving Commitments and (ii) the Outstanding Revolving Credit applicable to a Bank (including the Agent as a Bank) shall never exceed such Bank's Revolving Commitment. Subject to the foregoing limitations, and the other terms and provisions of this Agreement, the Borrower may borrow, prepay, and reborrow hereunder the amount of the Swingline Commitment as Base Rate Accounts thereunder. On the date a Swingline Loan is made by the Agent under this subsection 2.8(a), the Agent shall be deemed without further action by any party hereto, to have sold to each Bank, and each Bank shall be deemed, without further action by any party hereto, to have purchased from the Agent a participation to the extent of such Bank's Commitment Percentage in the Swingline Loan so made, such participation to be funded in accordance with clause (c) of this Section 2.8. The participations purchased by the Banks under the Original Agreement in the advances made by the Agent under subsection 2.8 (a) of the Original Agreement shall continue under the terms hereof, including, without limitation, the terms relating to the Banks' obligation to fund such participation under clause (c) of this Section 2.8.

                   (b) Swingline Note. The Swingline Loans made by the Agent shall be evidenced by a single promissory note of the Borrower in substantially the form of Exhibit "B", payable to the order of the Agent in a principal amount equal to the Swingline Commitment as in effect on the Closing Date and otherwise duly completed.

                   (c) Repayment of Swingline Loans; Funding of Participation. The Borrower shall pay to the Agent for its own account the outstanding principal amount of each Swingline Loan on the earlier of (i) the Termination Date or (ii) the date which is thirty (30) days after the Swingline Loan is made (the earlier of such date with respect to a Swingline Loan herein the "Swingline Maturity"). Subject to the other terms and conditions of this Agreement, the Borrower may repay a Swingline Loan on its Swingline Maturity or at any time prior thereto by requesting a Revolving Loan in accordance with Section 5.1 with the proceeds thereof payable to the Agent for its own account. The Agent, at any time in its sole and absolute discretion and whether or not a Swingline Maturity shall have occurred, may require that each Bank fund its participation in the then outstanding principal amount of all Swingline Loans by giving each Bank notice thereof. Additionally, if the Borrower shall not have repaid a Swingline Loan by 1:00 p.m. on the corresponding Swingline Maturity, the Agent will notify each Bank of the aggregate principal amount of the Swingline Loan which has not been repaid. Upon the giving of any notice by the Agent under either of the preceding two sentences, each Bank shall make available to the Agent, at the Principal Office, in immediately available funds, an amount equal to its Commitment Percentage of the aggregate principal amount of the Swingline Loan or Swingline Loans subject to such notice by not later than 3:00 p.m. on the date such notice is received if such notice is received by 1:00 p.m. or by 11:00 a.m. on the next Business Day, if such notice is received after 1:00 p.m., whether or not the conditions to a Loan under Article 7 are satisfied.

                  (d) Use of Proceeds(d) Use of Proceeds. The proceeds of Swingline Loans shall be used by the Borrower for the same purposes as Revolving Loans as described in Section 2.4.

                  (e) Reduction or Termination of Swingline Commitment(e) Reduction or Termination of Swingline Commitment. The Borrower shall have the right to terminate or reduce in part the unused portion of the Swingline Commitment at any time and from time to time, provided that:
         (i) the Borrower shall give notice of each such termination or reduction as provided in Section 5.3; and (ii) each partial reduction shall be in an aggregate amount at least equal to One Million Dollars ($1,000,000). The Swingline Commitment may not be reinstated after it has been terminated or reduced.

                                    ARTICLE 3

                                   Term Loan
                                   ---------

     Section 3.1 Notes. The Term Loan made by a Bank shall be evidenced by a single promissory note of the Borrower in substantially the form of Exhibit "C", payable to the order of such Bank in a principal amount equal to its Term Loan as outstanding on the Closing Date or, if applicable, on the date of the most recent Assignment and Acceptance executed by such Bank after the Closing Date, and otherwise duly completed.

     Section 3.2 Repayment of Term Loans. Subject to Section 10.8, the Borrower shall pay to the Agent for the account of the Banks the outstanding principal amount of all the Term Loans in quarterly installments due and payable on each Quarterly Payment Date set forth below, each installment to be in an aggregate principal amount equal to the principal amount set forth below opposite the applicable Quarterly Payment Date:


         Quarterly Payment Date                     Principal Amount
         ----------------------                     ----------------

             March 31, 1999                            $1,800,000

             June 30, 1999                             $1,200,000

           September 30, 1999                          $2,000,000

           December 31, 1999                           $2,500,000

             March 31, 2000                            $2,500,000

             June 30, 2000                             $22,500,000

           September 30, 2000                          $2,500,000


The Borrower shall pay to the Agent for the account of the Banks all remaining principal outstanding under the Term Loans on December 31, 2000.

                                    ARTICLE 4

                               Interest and Fees
                               -----------------

     Section 4.1 Interest Rate. The Borrower shall pay to the Agent, for the account of each Bank, interest on the unpaid principal amount of each Loan made by such Bank for the period commencing on the Closing Date or if later, the date of such Loan but excluding the date such Loan is due, at a fluctuating rate per annum equal to (i) during the period that such Loan or portions thereof are subject to Base Rate Accounts, the sum of the Base Rate plus one percent (1.00%) and (ii) during the period that such Loans or portions thereof are subject to Libor Accounts (i.e., until the end of the Interest Period applicable thereto) and with respect to such Libor Accounts, the fixed rate applicable to such Libor Account specified in the definition of "Libor Accounts" or (iii) with respect to all Loans, during any period of time when an Event of Default exists and the Agent has notified the Borrower that the Default Rate is in effect (which the Agent shall do at the direction of the Required Banks), the Default Rate.

     Section 4.2 Payment Dates. Accrued interest on the Loans (including, without limitation, any unpaid interest accrued on the Loans prior to the Closing Date under the Original Agreement) shall be due and payable as follows:
(i) in the case of all Loans (including those subject to Base Rate Accounts and Libor Accounts), on each Quarterly Payment Date; (ii) in addition to accrued interest paid in accordance with the foregoing clause (i) and with respect to Loans subject to Libor Accounts, on the last day of the Interest Period with respect thereto; and (iii) on the Termination Date.

     Section 4.3 Default Interest. Notwithstanding the foregoing, the Borrower will pay to the Agent for the account of the party entitled thereto interest at the Default Rate (to the fullest extent permitted by law) on any amount payable by the Borrower under any Loan Document to or for the account of the Agent or any Bank that is not paid in full when due (whether at stated maturity, by acceleration, or otherwise), for the period from and including the due date thereof to but excluding the date the same is paid in full. Interest payable at the Default Rate with respect to past due amounts shall be payable from time to time on demand.

     Section 4.4 Conversion of Libor Accounts. Upon expiration of each Interest Period applicable to a Libor Account, such Libor Account shall be automatically converted to a Base Rate Account. No Base Rate Account may be Converted into a Libor Account nor may the Borrower continue any Libor Account.

     Section 4.5 Computations. Interest and fees payable by the Borrower hereunder and under the other Loan Documents shall be computed as follows: (i) with respect to Libor Accounts on the basis of a year of 360 days and the actual number of days elapsed (including the first day but excluding the last day) occurring in the period for which payable unless such calculation would result in a usurious rate, in which case interest shall be calculated on the basis of a year of 365 or 366 days, as the case may be and (ii) with respect to Base Rate Accounts, interest calculated at the Default Rate and all fees payable hereunder, on the basis of a year of 365 or 366 days, as the case may be and the actual number of days elapsed (including the first day but excluding the last day) occurring in the period for which payable.

                                    ARTICLE 5

                             Administrative Matters
                             ----------------------

     Section 5.1 Borrowing Procedure. The Borrower shall give the Agent, and the Agent will give the Banks, notice of each borrowing under any Commitment in accordance with Section 5.3. Not later than 1:00 p.m. on the date specified for each borrowing under the Revolving Commitment each Bank will make available the amount of the Loan to be made by it on such date to the Agent, at the Principal Office, in immediately available funds, for the account of the Borrower. The amount so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower by (a) depositing the same, in immediately available funds, in an account of the Borrower (designated by the Borrower) maintained with the Agent at the Principal Office or (b) wire transferring such funds to a Person or Persons designated by the Borrower in writing. Not later than 3:00 p.m. on the date specified for each borrowing under the Swingline Commitment, the Agent will make available the amount of the Swingline Loan to be made by it on such date to the Borrower by (i) depositing the same, in immediately available funds, in an account of the Borrower (designated by the Borrower) maintained with the Agent at the Principal Office or (ii) wire transferring such funds to a Person or Persons designated by the Borrower in writing.

     Section 5.2 Minimum Amounts. Except for prepayments pursuant to Article 6, prepayments of Revolving Loans subject to Base Rate Accounts and mandatory prepayments required by Section 5.4, each borrowing under a Revolving Loan or a Swingline Loan and each prepayment of principal of a Loan shall be in an amount at least equal to the amount set forth below for the applicable Loan or any larger amounts in the increments set forth below:


 Revolving Loan                Swingline Loan                 Term Loan
 --------------                --------------                 ---------

    $1,000,000                     $25,000                    $500,000

 Revolving Loan                Swingline Loan                 Term Loan
 --------------                --------------                 ---------

                                Increments
-------------------------------------------------------------------------------

     $500,000                      $25,000                    $100,000


Except for prepayments pursuant to Article 6 and mandatory prepayments required by Section 5.4, each prepayment of Revolving Loans subject to Base Rate Accounts shall be in an amount at least equal to Five Hundred Thousand Dollars ($500,000) or any larger amount in increments of One Hundred Thousand Dollars ($100,000).

     Section 5.3 Certain Notices. Notices by the Borrower to the Agent of terminations or reductions of Commitments and of borrowings and prepayments of Loans shall be irrevocable and shall be effective only if received by the Agent not later than 1:00 p.m. (a) on the Business Day of the borrowing of a Swingline Loan, (b) on the Business Day of any repayment of Swingline Loans or Revolving Loans, or (c) on the Business Day prior to the date of the relevant termination, reduction, borrowing, or other prepayment specified below:



                                                                 Number of Business Days
                                    Notice                                  Prior
                                    ------                       -----------------------


Termination or reduction of Commitments                                      3

Borrowing of Revolving Loans (other than Swingline Loans)                    1
and prepayment of Term Loans

Prepayment or repayment of Loans subject to Libor Accounts                   3


Any notices of the type described in this Section 5.3 which are received by the Agent after 1:00 p.m. on a Business Day shall be deemed to be received and shall be effective on the next Business Day. Each such notice of termination or reduction shall specify the applicable Commitments to be affected and the amount of the Commitments to be terminated or reduced. Each such notice of borrowing, or prepayment shall (a) specify the Loans to be borrowed or prepaid; (b) the amount (subject to Section 5.2) to be borrowed or prepaid; and (c) the date of borrowing or prepayment (which shall be a Business Day). The Agent shall notify the Banks of the contents of each such notice on the date of its receipt of the same or, if received on or after 1:00 p.m. on a Business Day, on the next Business Day. No notice of prepayment is necessary for prepayments required under subsection 5.4 (b) and Article 6.

     Section 5.4  Prepayments.

                   (a) Voluntary Prepayments(a) Voluntary Prepayments. Subject to Section 5.2 and the provisions of this Section 5.4, the Borrower may, at any time and from time to time without premium or penalty upon prior notice to the Agent as specified in Section 5.3, prepay or repay any Loan in full or in part. Any optional prepayment of the Term Loan shall be accompanied with accrued interest on the amount prepaid to the date of prepayment and any partial prepayments thereof shall be applied to the principal installments due under the Term Loan in the inverse order of maturity. Loans subject to a Libor Account may be voluntarily prepaid or repaid only on the last day of the Interest Period applicable thereto unless (i) the Borrower pays to the Agent for the account of the applicable Banks any amounts due under Section 6.3 as a result of such prepayment or repayment or (ii) after giving effect to such prepayment or repayment the aggregate principal amount of the Libor Accounts applicable to the Loan being prepaid or repaid having Interest Periods that end after such payment date shall be equal to or less than the principal amount of such Loan after such prepayment or repayment.

                   (b) Mandatory Prepayments(b) Mandatory Prepayments.

                       (i)   Asset Dispositions and Income Tax Refunds

                             (A) Required Prepayment.  The Borrower shall make a
                       prepayment of the Loans in the amount of the Net Cash Proceeds received from the following:

                                 (1) any disposition of assets pursuant to the permissions set forth in subsections 10.8
                                       (e), (f), (g), or (h); or

                                 (2) any disposition of an asset pursuant to the permissions set forth in subsection
                                       10.8  (b) if the Net Cash  Proceeds  from
                                       such  disposition  equal  or  exceed  One
                                       Hundred Thousand Dollars ($100,000); or

                                 (3)   any income tax refund.

                       The Net Cash Proceeds from any asset disposition of the type described in the foregoing clauses (1) or (2) shall be delivered by the Borrower to the Agent, on the date two (2) Business Days after the receipt thereof; provided that the Net Cash Proceeds from the disposition of the real property in Kearney, New Jersey shall be delivered by the Borrower to the Agent on or before February 2, 1999. The Net Cash Proceeds from any income tax refund shall be delivered by the Borrower to the Agent, on the date two (2) Business Days after the receipt thereof; provided that the Net Cash Proceeds from any income tax refund received in Fiscal Year 1999 shall not be delivered to the Agent until the date the financial statements for the last month of the Fiscal Year 1999 are delivered under subsection 9.1 (b).

                             (B) Application of Net Cash Proceeds; Las Vegas Property Exception. Any Net Cash Proceeds so delivered under this subsection 5.4 (b) (i) to the Agent shall be applied as follows: (1) first, to the installments due under the Term Loans in the direct order of maturity thereof until the Term Loans have been paid in full; (2) second, to the Swingline Loans until paid in full; (3)
                       third, to the Revolving Loans until paid in full, (4) fourth, to unpaid accrued interest on the Primary
                       Obligations; (5) fifth, to any due and unpaid Primary Obligation; and (6) sixth, as collateral (and held by the Agent as such) in an interest bearing account over which the Agent shall have the sole right of withdrawal) for the Obligations. The amount of such proceeds so held as collateral shall (x) not exceed an amount equal to One Hundred Five percent (105%) of the sum of the maximum anticipated amount of such Contingent Primary Obligations plus the maximum anticipated amount of all Secondary Obligations and (y) shall be applied to the Obligations as proceeds of Collateral as set forth in subsection 5.6(b). No holder of any Secondary Obligation shall have any right to such collateral until (x) all Primary Obligations are paid in full and (y) all Contingent Primary Obligations are terminated, cash secured by an amount not to exceed One Hundred Five Percent (105%) of the amount thereof or otherwise satisfied. If no Event of Default exists and any proceeds remain after the applications described above, the remaining amount of such proceeds shall be delivered to the Borrower. However, the Net Cash Proceeds received from the disposition of the real property located in Las Vegas, Nevada, shall be applied as follows: (1) first, as a prepayment of the outstanding Revolving Loans in an amount up to Three Million Dollars ($3,000,000); and (2) second, as a prepayment of the Term Loans, applied to the installments due under the Term Loans in the direct order of maturity.

                             (C) Definition of Net Cash Proceeds; Application of
                       Estimated  Taxes.  The phrase "Net Cash  Proceeds"  means
                       (1),  with  respect  to a tax  refund,  the  cash  amount
                       thereof net of the costs of obtaining such refund (including any accountant's or attorney's fees and other professional fees attributable thereto irrespective of when incurred or paid) and with respect to any refund received in Fiscal Year 1999 only, net of any tax liability paid by Borrower in Fiscal Year 1999 which is required as a result of the current audit of the Borrower's 1994 and 1995 Fiscal Years by the Internal Revenue Service and (2), with respect to asset dispositions, the cash proceeds received therefrom by the Borrower or any Subsidiary (including, without limitation, payments under notes or other debt securities received in connection with any disposition of assets and any proceeds received from any escrow or holdback, in each case, as and when actually received) net of (x) the costs of such disposition (including in such costs any estimated federal capital gains taxes; title insurance premiums; survey costs; costs of environmental reports and assessments; purchase price adjustments; filing fees; any transfer or documentary taxes; brokerage fees; attorney's fees; and other professional fees attributable thereto) and (y) amounts applied to repayment of Debt (other than the Obligations) secured by a Lien prior to the Lien of the Agent on the asset or property disposed. The cash proceeds received from an asset disposition subject to this subsection 5.4(b)(i) in an amount equal to the estimated amount of any federal capital gains taxes attributable thereto shall be applied as a prepayment of the outstanding Revolving Loans without reducing the Revolving Commitment.

                       (ii)     Excess Cash Flow

                             (A) Required Prepayment. On or before March 31, 2000, the Borrower shall make a prepayment of the Term Loans in the amount equal to fifty percent (50.0%) of the Borrower's Excess Cash Flow calculated for the Fiscal Year ended on the Saturday closest to December 31, 1999 if the Adjusted EBITDA for such Fiscal Year equaled or exceeded Thirty Million Dollars ($30,000,000).

                             (B) Application. The amount of any prepayment required by this clause (ii) shall be applied to the installments due under the Term Loans in the inverse order of maturity.

                             (C) Definition of Excess Cash Flow. The phrase "Excess Cash Flow" means, for any period, the sum of the
                       following   calculated   for   the

                       Borrower and the  Subsidiaries  on a consolidated  basis:
                       (1) the Borrower's consolidated net income (or loss) determined in conformity with GAAP; plus (2) to the extent not included in clause (1) above, the consolidated net income (or loss) determined in conformity with GAAP of International Processing Corporation and International Transportation Service, Inc.; plus (3) amortization and depreciation expense deducted in determining such net income; plus (4) any other noncash amounts deducted in determining such net income; minus (5) any noncash amounts added in determining such net income; minus (6) Capital Expenditures; minus (7) to the extent not already deducted in determining such net income and to the extent actually incurred, restructuring and severance costs of up to Two Million Five Hundred Thousand Dollars ($2,500,000) in the aggregate to the extent verified by the Borrower's auditors, KPMG Peat Marwick LLP (or any successor thereto); minus (8) all scheduled principal payments on all Debt, including, without limitation, scheduled principal payments on the Term Loans (but excluding any prepayments of the Term Loans and/or permanent reductions of the Revolving Commitments from Net Cash Proceeds from permitted asset dispositions), scheduled principal payments on Capital Lease Obligations, and the principal portion of all payments under non-compete and consulting contracts, as such agreements are capitalized on the consolidated balance sheet of the Borrower.

                             (iii) OverAdvance. If on any date the Outstanding Revolving Credit exceeds the aggregate amount of the Revolving Commitments, the Borrower shall pay the Agent for the account of the applicable Banks on such date the amount of the excess, with such amount so paid to be applied to reduce the Swingline Loans and once the Swingline Loans are paid in full, the Revolving Loans. If the Outstanding Revolving Credit exceeds the aggregate amount of the Revolving Commitments after giving effect to such application, the remaining amount of the payments so received shall be held as collateral by the Agent to secure the outstanding Letter of Credit Liabilities and other Obligations.

                             (iv) Control of Cash and Application to Obligations(iv) Control of Cash and Application to Obligations. The Borrower and the Significant Subsidiaries have instructed all customers and other Persons making payment on accounts and other Collateral to make all payments thereon to a post office box or boxes established in accordance with the Lockbox Agreements or by wire transfer to the Concentration Account or one of the Lockbox Accounts. The collected funds on deposit in the Borrower's and each Significant Subsidiary's Lockbox Accounts shall be paid to the Agent on a daily basis by automated clearing house debit for credit to the Concentration Account or by wire transfer. The funds deposited in the Concentration Account (over which the Borrower shall have no control) or wire transferred to Agent from the Lockbox Accounts (the "Available Cash") shall be applied by the Agent for the benefit of the Secured Parties as follows:

                             (A) if no  Acceleration  Event exists,  as follows:
                       (1) first, as a payment of the outstanding principal amount of the Swingline Loans until paid in full; (2) second, to the outstanding principal amount of the Revolving Loans until paid in full; (3) third, to any unpaid interest accrued on the Loans until paid in full;
                       (4) fourth, to the installments due on the Term Loans, in the inverse order of maturity until the Term Loans are paid in full; (5) fifth, to the repayment of any other Obligations which are due and outstanding, and if after the foregoing applications, Available Cash remains available to be disbursed and (x) if no Event of Default exists, the Agent shall deposit such remaining amount to an account of the Borrower or transfer such funds as the Borrower shall direct; or (y) if an Event of Default exists and no Acceleration Event exists, such remaining amount shall be held by the Agent in an interest bearing account over which the Agent shall have the sole right of withdrawal as collateral for the Obligations until the Obligations have been cash secured by an amount not less than One Hundred Five Percent (105%) of the amount thereof and then any portion of the remaining amount still available shall be deposited in an account of the Borrower or transferred as the Borrower shall direct.

                             (B) if an Acceleration  Event exists, the Available
                       Cash shall be applied by the Agent for the benefit of the Secured Parties to the Obligations in accordance with subsection 5.6(b).

                  The term "Acceleration Event" means the acceleration of the maturity of the Loans or the occurrence of an Event of Default of type described in subsections 12.1(e) or (f).

                           (v) Breakfunding Costs. Any prepayment required by this subsection 5.4(b) shall be accompanied by any amount due under Section 6.3.

     Section 5.5 Method of Payment. Except as otherwise expressly provided herein, all payments of principal, interest, and other amounts to be made by the Borrower or any Obligated Party under the Loan Documents shall be made to the Agent at the Principal Office for the account of each Bank's Applicable Lending Office in Dollars and in immediately available funds, without set-off, deduction, or counterclaim, not later than 1:00 p.m. on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). The Borrower and each Obligated Party shall, at the time of making each such payment, specify to the Agent the sums payable under the Loan Documents to which such payment is to be applied (and in the event that the Borrower fails to so specify and such payment can not otherwise be identified as a payment required under subsection 5.4 (b), or if an Event of Default has occurred and is continuing, the Agent may apply such payment and any proceeds of any Collateral to the Obligations in such order and manner as it may elect in its sole discretion, subject to Section 5.6); provided that any payment made within ten
(10) Business Days prior to a scheduled payment date under the Term Loans shall be deemed a "payment" rather than a "prepayment" to the extent necessary to discharge the next due installment. Each payment received by the Agent under any Loan Document for the account of a Secured Party shall be paid to such Secured Party by 3:00 p.m. on the date the payment is deemed made to the Agent in immediately available funds, for the account of such Secured Party's Applicable Lending Office, if any. Whenever any payment under any Loan Document shall be stated to be due on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of interest and commitment fee, as the case may be.

     Section 5.6 Pro Rata Treatment; Distribution of Proceeds of Collateral and Collection on the GuarantySection 5.6 Pro Rata Treatment; Distribution of Proceeds of Collateral and Collection on the Guaranty.

                  (a) Pro Rata Treatment. Except to the extent otherwise provided herein: (i) each Loan (other than the Swingline Loan) shall be made by the Banks, each payment of fees under Section 2.5, subsection 7.1(j) and letter of credit fees under subsection 2.7(c) shall be made for the account of the Banks, and each termination or reduction of the Commitments shall be applied to the Commitments of the Banks, pro rata according to their respective Commitment Percentages; (ii) each payment and prepayment of principal of or interest on Loans or Reimbursement Obligations by the Borrower (including payments made under subsection 5.4(b)) shall be made to the Agent for the account of the Agent or the Banks holding such Loans or Reimbursement Obligations (or participation interests therein) pro rata in accordance with the respective unpaid principal amounts of such Loans or participation interests held by the Agent or such Banks
         (provided that only the Agent shall be entitled to principal and interest on the Swingline Loan unless the other Banks have funded their participations therein in accordance with subsection 2.8(c)); and (iii) the Banks (other than the Agent) shall purchase from the Agent participations in the Letters of Credit and Swingline Loans to the extent of their respective Commitment Percentages.

                   (b) Proceeds of Collateral and Collections under the Guaranty. When an Acceleration Event exists, all Available Cash, all other proceeds received by Agent from the Agent's sale or other liquidation of the Collateral, and all proceeds from collections under the Guaranty as a result of the enforcement of the terms thereof by the Agent shall first be applied as payment of the accrued and unpaid fees of the Agent hereunder and then to all other unpaid or unreimbursed Obligations (including reasonable attorneys' fees and expenses) owing to the Agent in its capacity as Agent only and then any remaining amount of such proceeds shall be distributed:

                           (i) first, to the Secured Parties, pro rata in accordance with the respective unpaid amounts of the Primary Obligations (including in such Primary Obligations for purposes of this calculation, all of the Contingent Primary Obligations), until all the Primary Obligations are paid in full and all Contingent Primary Obligations are terminated, cash secured by an amount not to exceed One Hundred Five Percent (105%) of the amount thereof or otherwise satisfied; provided that each Bank's pro rata portion of such proceeds applicable to the Contingent Primary Obligations shall be held by the Agent as collateral in an interest bearing account over which the Borrower shall have no right of withdrawal; and

                           (ii) second, to the Secured Parties, pro rata in accordance with the respective unpaid amounts of the Secondary Obligations.

         After all the Primary Obligations are paid in full and all Contingent Primary Obligations have terminated or are otherwise satisfied, all remaining portions of the proceeds of Collateral then held by the Agent as collateral for the Contingent Primary Obligations shall be distributed to the Secured Parties, pro rata in accordance with the respective unpaid amounts of the Secondary Obligations. Notwithstanding the forgoing, if the Agent shall ever receive proceeds from the disposition of any of the Leased Equipment prior to the payment and satisfaction in full of all the Secondary Obligations secured thereby or otherwise relating thereto, the Agent shall pay the amount of the proceeds so received to the Bank or Approved Bank Affiliate entitled thereto. If all the Secondary Obligations secured by or arising in connection with a piece of Leased Equipment are paid and satisfied in full, then each Bank and each Approved Bank Affiliate who receives any proceeds from such Leased Equipment (other than through the Agent) shall deliver the proceeds so received to the Agent for distribution in accordance with clauses (i) and (ii) of this subsection 5.6 (b). After all the Obligations (including without limitation, all contingent Obligations) have been paid and satisfied in full, all Commitments terminated and all other obligations of any Secured Party to the Borrower or any Obligated Party otherwise satisfied, any proceeds of Collateral shall be delivered to the Person entitled thereto as determined by applicable law or applicable court order.

                  (c) Noncash Proceeds. Notwithstanding anything contained herein to the contrary, if the Agent shall ever acquire any Collateral through foreclosure or by a conveyance in lieu of foreclosure or by retaining any of the Collateral in satisfaction of all or part of the Obligations or if any proceeds of Collateral received by the Agent to be distributed and shared pursuant to this Section 5.6 are in a form other than immediately available funds, the Agent shall not be required to remit any share thereof under the terms hereof and the Secured Parties shall only be entitled to their undivided interests in the Collateral or noncash proceeds as determined by subsection 5.6(b). The Secured Parties shall receive the applicable portions (in accordance with the forgoing clause (b)) of any immediately available funds consisting of proceeds from such Collateral or proceeds of such noncash proceeds so acquired only if and when received by the Agent in connection with the subsequent disposition thereof. While any Collateral or other property to be shared pursuant to this Section 5.6 is held by the Agent pursuant to this clause (c), the Agent shall hold such Collateral or other property for the benefit of the Secured Parties and all matters relating to the management, operation, further disposition or any other aspect of such Collateral or other property shall be resolved by the agreement of the Required Banks.

                  (d) Return of Proceeds. If at any time payment, in whole or in part, of any amount distributed by the Agent hereunder is rescinded or must otherwise be restored or returned by the Agent as a preference, fraudulent conveyance, or otherwise under any bankruptcy, insolvency, or similar law, then each Person receiving any portion of such amount agrees, upon demand, to return the portion of such amount it has received to the Agent.

         Section 5.7 Sharing of Payments. If a Bank, shall obtain payment of any principal of or interest on any of the Obligations due to such Bank hereunder directly (and not through the Agent) through the exercise of any right of set-off, banker's lien, counterclaim or similar right, or otherwise, such Bank shall promptly purchase from the other Banks participations in the Obligations held by the other Banks in such amounts, and make such other adjustments from time to time as shall be equitable to the end that all the Banks shall share the benefit of such payment pro rata in accordance with the unpaid principal of and interest on the Obligations then due to each of them. To such end, all of the Banks shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if all or any portion of such excess payment is thereafter rescinded or must otherwise be restored. The Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any Bank so purchasing a participation in the Obligations held by the other Banks may exercise all rights of set-off, banker's lien, counterclaim, or similar rights with respect to such participation as fully as if such Bank were a direct holder of Obligations in the amount of such participation. Nothing contained herein shall require any Bank to exercise any such right or shall affect the right of any Bank to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of the Borrower.

         Section 5.8 Non-Receipt of Funds by the Agent. Unless the Agent shall have been notified by a Bank or the Borrower (the "Payor") prior to the date on which such Bank is to make payment to the Agent hereunder or the Borrower is to make a payment to the Agent for the account of one or more of the Banks, as the case may be (such payment being herein called the "Required Payment"), which notice shall be effective upon receipt, that the Payor does not intend to make the Required Payment to the Agent, the Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient on such date and, if the Payor has not in fact made the Required Payment to the Agent, (a) the recipient of such payment shall, on demand, pay to the Agent the amount made available to it together with interest thereon in respect of the period commencing on the date such amount was so made available by the Agent until the date the Agent recovers such amount at a rate per annum equal to the Federal Funds Rate for such period and (b) Agent shall be entitled to offset against any and all sums to be paid to such recipient, the amount calculated in accordance with the foregoing clause (a).

         Section 5.9 Withholding Taxes. All payments by the Borrower of amounts payable under any Loan Document shall be payable without deduction for or on account of any present or future taxes, duties, or other charges levied or imposed by the United States of America or by the government of any jurisdiction outside the United States of America or by any political subdivision or taxing authority of or in any of the foregoing through withholding or deduction with respect to any such payments (but excluding any tax imposed on or measured by the net income or profit of a Bank pursuant to the laws of the jurisdiction in which it is organized or in which the principal office or Applicable Lending Office of such Bank is located or any subdivision thereof or therein). If any such taxes, duties, or other charges are so levied or imposed, the Borrower will make additional payments in such amounts so that every net payment of amounts payable by it under any Loan Document, after withholding or deduction for or on account of any such present or future taxes, duties, or other charges, will not be less than the amount provided for herein or therein, provided that the Borrower may withhold to the extent required by law and shall have no obligation to pay such additional amounts to any Bank to the extent that such taxes, duties, or other charges are levied or imposed by reason of the failure or inability of such Bank to comply with the provisions of Section 5.10. The Borrower shall furnish promptly to the Agent for distribution to each affected Bank, as the case may be, official receipts evidencing any such withholding or reduction.

         Section 5.10 Withholding Tax Exemption. Each Bank that is not incorporated under the laws of the United States of America or a state thereof agrees that it will deliver to the Borrower and the Agent two duly completed copies of United States Internal Revenue Service Form 1001 or 4224, certifying in either case that such Bank is entitled to receive payments from the Borrower under any Loan Document without deduction or withholding of any United States federal income taxes. Each Bank which so delivers a Form 1001 or 4224 further undertakes to deliver to the Borrower and the Agent two (2) additional copies of such form (or a successor form) on or before the date such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrower or the Agent, in each case certifying that such Bank is entitled to receive payments from the Borrower under any Loan Document without deduction or withholding of any United States federal income taxes, unless an event (including, without limitation, any change in treaty, law, or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Bank from duly completing and delivering any such form with respect to it and such Bank advises the Borrower and the Agent that it is not capable of receiving such payments without any deduction or withholding of United States federal income tax.

         Section 5.11 Participation Obligations Absolute; Failure to Fund Participation. The obligations of a Bank to fund its participation in the Swingline Loans and Letters of Credit in accordance with the terms hereof shall be absolute, unconditional, and irrevocable and shall be performed strictly in accordance with the terms of the Loan Documents under all circumstances whatsoever, including, without limitation, the following circumstances: (a) any lack of validity of any Loan Document; (b) the occurrence of any Default; (c) the existence of any claim, set-off, counterclaim, defenses, or other rights which such Bank, the Borrower, any Obligated Party, or any other Person may have; (d) the occurrence of any event that has or could reasonably be expected to have a Material Adverse Effect; (e) the failure of any condition to a Loan under Article 7 to be satisfied; or (f) any other circumstance whatsoever, whether or not similar to any of the foregoing; provided that, the obligations of a Bank to fund its participation in a Swingline

Loan or a Letter of Credit may be subject to avoidance by a Bank if such Bank proves in a final nonappealable judgment that it was damaged and that such damage arose directly from the Agent's willful misconduct or gross negligence (notwithstanding whether such misconduct or negligence is proven by the Bank or is proven by the Borrower pursuant to Section 2.7(f)) in determining whether (i) the conditions set forth in Article 7 to the issuance of the Letter of Credit in question or the making of the Swingline Loan in question were satisfied at the time of such issuance or such Loan or (ii) the documentation presented under the Letter of Credit in question complied with the terms thereof. If a Bank fails to fund its participation in a Swingline Loan or a Letter of Credit as required hereby, such Bank shall, subject to the foregoing proviso, remain obligated to pay to the Agent the amount it failed to fund on demand together with interest thereon in respect of the period commencing on the date such amount should have been funded until the date the amount was actually funded to the Agent at a rate per amount equal to the Federal Funds Rate for such period and the Agent shall be entitled to offset against any and all sums to be paid to such Bank hereunder the amount due the Agent under this sentence.

                                    ARTICLE 6

                        Yield Protection and Illegality
                        -------------------------------

         Section 6.1 Additional Costs

                  (a) The Borrower shall pay directly to each Bank from time to time such amounts as such Bank may determine to be necessary to compensate it for any costs incurred by such Bank which such Bank determines are attributable to its maintaining of any Loans subject to Libor Accounts or Letters of Credit hereunder or its obligation to issue or participate in any Letter of Credit, or any reduction in any amount receivable by such Bank hereunder in respect of any such Loans or Letters of Credit or such obligation (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Change which:

                        (i) changes the basis of taxation of any amounts payable
                  to such Bank under this Agreement or its Notes in respect of any of such Loans (other than franchise taxes and taxes imposed on the overall net income of such Bank or its Applicable Lending Office for any of such Loans by the United States of America or the jurisdiction in which such Bank has its principal office or such Applicable Lending Office);

                       (ii) imposes or modifies any  reserve,  special  deposit,
                  minimum capital, capital ratio, or similar requirement relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Bank (including, without limitation, any of such Loans or any deposits referred to in the definition of "Libor Rate" in
                  Section 1.1 of the Original Agreement); or

                      (iii) imposes any other condition affecting this Agreement
                  or  the  Notes  or  any  of  such   extensions  of  credit  or
                  liabilities or commitments.

         Each Bank will notify the Borrower (with a copy to the Agent) of any event occurring after the date of this Agreement which will entitle such Bank to compensation pursuant to this subsection 6.1(a) as promptly as practicable after it obtains knowledge thereof and determines to request such compensation, and will designate a different Applicable Lending Office for the Loans affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Bank, violate any law, rule, or regulation or be in any way disadvantageous to such Bank. Each Bank will furnish the Borrower with a certificate setting forth the basis and the amount of each request of such Bank for compensation under this subsection 6.1(a). A Bank may only request compensation under this subsection 6.1(a) for Additional Cost incurred (i) at any time after the date which is three
         (3) months prior to the date the Bank  requests such  compensation  and
         (ii) at any time after it has notified the Borrower it will request compensation under this subsection 6.1(a).

                  (b) Determinations and allocations by any Bank for purposes of this Section 6.1 of the effect of any Regulatory Change on its costs of maintaining Loans subject to a Libor Account or to issue or participate in Letters of Credit or of maintaining Loans subject to a Libor Account or issuing or participating in Letters of Credit or on amounts receivable by it in respect of such Loans or Letters of Credit, and of the additional amounts required to compensate such Bank in respect of any Additional Costs, shall, absent manifest error, be conclusive, provided that such determinations and allocations are made on a reasonable basis.

         Section 6.2 Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Bank or its Applicable Lending Office to maintain Loans subject to a Libor Account hereunder, then such Bank shall promptly notify the Borrower (with a copy to the Agent) thereof, such Bank's obligation to maintain Loans subject to a Libor Account shall be suspended until such time as such Bank may again maintain Loans subject to a Libor Account and the Bank's Libor Accounts shall be automatically Converted into Base Rate Accounts on such date as such Bank may specify to the Borrower with a copy to the Agent. To the extent that such Bank's Libor Accounts have been so Converted, all payments and prepayments of principal which would otherwise be applied to such Bank's Libor Accounts shall be applied instead to its Base Rate Accounts.

         Section 6.3 Compensation. The Borrower shall pay to the Agent for the account of each Bank, upon the request of such Bank, such amount or amounts as shall be sufficient (in the reasonable opinion of such Bank) to compensate it for any loss, cost, or expense incurred by it as a result of:

                  (a) Any payment or prepayment of a Loan subject to a Libor Account or Conversion of a Libor Account for any reason (including, without limitation, the mandatory prepayment of the Loans pursuant to
         Section 5.4 or the acceleration of the outstanding Loans pursuant to subsection 12.2(a)) on a date other than the last day of an Interest Period for the applicable Libor Account; or

                  (b) Any failure by the Borrower for any reason to prepay a Loan subject to a Libor Account, on the date for such prepayment specified in the relevant notice of prepayment under this Agreement.

Without limiting the effect of the preceding sentence, such compensation shall include an amount equal to the excess, if any, of (i) the amount of interest which otherwise would have accrued on the principal amount so paid or Converted for the period from the date of such payment or Conversion to the last day of the Interest Period for such Libor Account at the applicable rate of interest for such Libor Account provided for herein over (ii) the interest component of the amount such Bank would have bid in the London interbank market for Dollar deposits of leading banks and amounts comparable to such principal amount and with maturities comparable to such period.

         Section 6.4 Capital Adequacy. If after the date hereof, any Bank shall have determined that the adoption or implementation of any applicable law, rule, or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or compliance by such Bank (or its parent) with any guideline, request, or directive regarding capital adequacy (whether or not having the force of law) of any central bank or other Governmental Authority has or would have the effect of reducing the rate of return on such Bank's (or its parent's) capital as a consequence of its obligations hereunder or the transactions contemplated hereby to a level below that which such Bank (or its parent) could have achieved but for such adoption, implementation, change, or compliance (taking into consideration such Bank's policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within ten
(10) Business Days after demand by such Bank (with a copy to the Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank (or its parent) for such reduction. A certificate of such Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive, provided that the determination thereof is made on a reasonable basis. In determining such amount or amounts, such Bank may use any reasonable averaging and attribution methods. With respect to each demand by a Bank under this Section 6.4, no Bank shall have the right to demand compensation for amounts attributable to any reduction in such Bank's rate of return occurring at any time before the date which is three (3) months prior to the date the Bank gives such demand for compensation to the Borrower.

         Section 6.5 Replacement of a Bank. If a Bank (other than the Agent as a
Bank) becomes a Replacement Candidate, the Borrower shall have the right to require such Bank to assign to an Eligible Assignee selected by the Borrower and reasonably satisfactory to the Agent (which may be one or more of the Banks) the Notes and participation interests in the Letter of Credit Liabilities and Swingline Loans held by such Bank pursuant to the terms of an appropriately completed Assignment and Acceptance in accordance with subsection 14.8(b); provided that, neither the Agent nor any Bank shall have any obligation to the Borrower to find any such Eligible Assignee and in order for the Borrower to replace a Bank, the Borrower must require such replacement within three (3) months of the date the Bank became a Replacement Candidate. Each Bank (other than the Agent as a Bank) agrees to its replacement at the option of the Borrower pursuant to this Section 6.5; provided that the Eligible Assignee selected by the Borrower shall purchase such Bank's interest in the Obligations owed herewith of the Borrower to such Bank for cash in an aggregate amount equal to the aggregate unpaid principal thereof, all unpaid interest accrued thereon, all unpaid commitment and letter of credit fees accrued for the account of such Bank, any breakage costs incurred by the selling Bank because of the prepayment of any Libor Accounts, all other fees (if any) applicable thereto and all other amounts (including any amounts due under Section 6.1 or 6.4) then owing to such Bank hereunder or under any other Loan Document. A Bank will become a "Replacement Candidate" if (i) it has demanded compensation under Sections 5.9,
6.1 or 6.4, (ii) it has defaulted on any obligation  under the Loan Documents or
(iii) it has become insolvent and its assets become subject to a receiver, liquidator, trustee, custodian, or other officer having similar powers. The rights of the Borrower under this Section 6.5 shall be in addition to any other rights or remedies the Borrower may have at law or in equity as a result of the events described in the definition of "Replacement Candidate".

                                    ARTICLE 7

                              Conditions Precedent
                              --------------------

         Section 7.1 Effectiveness of Agreement. The obligation of each Bank to enter into this Agreement and the effectiveness hereof are subject to the condition precedent that the Agent shall have received on or before the Closing Date all of the following, each dated (unless otherwise indicated) the date hereof, in form and substance satisfactory to the Agent:

                  (a) Resolutions. Resolutions of the Board of Directors of the Borrower and each Significant Subsidiary certified by its Secretary or an Assistant Secretary which authorize its execution, delivery, and performance of the Loan Documents to which it is or is to be a party;

                  (b) Incumbency Certificate. A certificate of incumbency certified by the Secretary or an Assistant Secretary of the Borrower and each Significant Subsidiary certifying the name of each of its officers (i) who is authorized to sign the Loan Documents to which it is or is to be a party (including, without limitation, the certificates contemplated herein) together with specimen signatures of each such officer and (ii) who will, until replaced by other officers duly authorized for that purpose, act as its representative for the purposes of signing documentation and giving notices and other communications in connection with this Agreement and the transactions contemplated hereby;

                  (c) Articles of Incorporation. The articles of incorporation of the Borrower and each Significant Subsidiary certified by the Secretary of State of the state of its incorporation and dated a current date;

                  (d) Bylaws. The bylaws of the Borrower and each Significant Subsidiary certified by its Secretary or an Assistant Secretary;

                  (e) Governmental Certificates. Certificates of the appropriate government officials of the state of incorporation of the Borrower and each Subsidiary as to its existence and good standing, all dated a current date;

                  (f) Notes. The Notes executed by the Borrower;

                  (g) Guaranties. The Guaranty executed by the Significant Subsidiaries;

                  (h) Personal Property Collateral Documents and Collateral. Subject to the provisions of Section 9.10:

                           (i) The Borrower Security  Agreement  executed by the
                  Borrower and the Subsidiary Security Agreement executed by each of the Significant Subsidiaries;

                           (ii) to the extent not  already  delivered  under the
                  Original Agreement, certificates representing the capital stock of the Subsidiaries pledged pursuant to the Borrower Security Agreement and/or the Subsidiary Security Agreement, together with undated stock powers duly executed in blank; and

                           (iii) executed documentation as Agent may deem necessary to perfect its Liens, including, without limitation,
                  (A) financing statements under the UCC (or other applicable documentation under the laws of any jurisdiction with respect to the perfection of Liens) and (B) intellectual property assignments for all intellectual property registered in the United States of America; and

                  (i) Opinion of Counsel. A favorable opinion of legal counsel to the Borrower and the Significant Subsidiaries, as to such matters as the Agent or the Required Banks may reasonably request;

                  (j) Amendment Fees. An amendment fee in the amount of Three Hundred Sixty-two Thousand Three Hundred Eighty Dollars ($362,380);

                  (k) Attorneys' Fees and Expenses. Evidence that the costs and expenses (including, without limitation, attorneys' fees) referred to in Section 14.1, to the extent incurred, shall have been paid in full by the Borrower; and

                  (l) No Material Adverse Effect. Other than the "Continuing Defaults" (as such term is defined in that the Forbearance Agreement), since September 30, 1998, there shall not have occurred any event that could reasonably be expected to have a Material Adverse Effect; provided that for purposes of this clause (l) only, neither the decline in commodity prices of the goods which compete with the type of goods sold by the Borrower or any Obligated Party nor the Borrower's and the Subsidiaries' financial and operating performance during the fourth Fiscal Quarter of 1998 shall be deemed to create a Material Adverse
         Effect (notwithstanding the forgoing, the Borrower acknowledges that the failure to satisfy the financial covenants set forth herein applicable to the fourth Fiscal Quarter of 1998 shall result in a Default hereunder).

         Section 7.2 Loans and Letters of Credit. The obligation of each Bank to make any Loan and the obligation of the Agent to issue any Letter of Credit or make any Swingline Loan are subject to the following additional conditions precedent:

                  (a) No Default. No Default shall have occurred and be continuing, or would result from such Loan or Letter of Credit;

                  (b) Representations and Warranties. All of the representations and warranties contained in Article 8 and in the other Loan Documents shall be true and correct in all material respects on and as of the date of such Loan or Letter of Credit with the same force and effect as if such representations and warranties had been made on and as of such date except to the extent that such representations and warranties relate specifically to another date; and

                  (c) Additional Documentation. The Agent shall have received such additional approvals, opinions, or documents as the Agent or the Required Banks may reasonably request.

Each notice of borrowing by the Borrower hereunder, and each request for the issuance of a Letter of Credit, shall constitute a representation and warranty by the Borrower that the conditions precedent set forth in subsections 7.2(a) and (b) have been satisfied (both as of the date of such notice and, unless the Borrower otherwise notifies the Agent prior to the date of such borrowing or Letter of Credit, as of the date of such borrowing or Letter of Credit).

                                    ARTICLE 8

                         Representations and Warranties
                         ------------------------------

         To induce the Agent and the Banks to enter into this Agreement, the Borrower represents and warrants to the Agent and the Banks that:

         Section 8.1 Corporate ExistenceSection 8.1 Corporate Existence. The Borrower and each Subsidiary (a) is a corporation or other entity (as reflected on Schedule 8.14) duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority to own its assets and carry on its business as now being or as proposed to be conducted, and (c) is qualified to do business in all jurisdictions in which the nature of its business makes such qualification necessary and where failure to so qualify would have a Material Adverse Effect. The Borrower and each Obligated Party has the corporate power and authority to execute, deliver, and perform their respective obligations under the Loan Documents to which it is or may become a party.

         Section 8.2 Financial Statements. The Borrower has delivered to the Agent and the Banks audited consolidated financial statements of the Borrower and the Subsidiaries as at and for the Fiscal Year ended on or about December 31, 1997 and unaudited consolidated financial statements of the Borrower and the Subsidiaries for the Fiscal Quarter ended October 3, 1998. Such financial statements, have been prepared in accordance with GAAP, and present fairly, on a consolidated basis, the financial condition of the Borrower and the Subsidiaries as of the respective dates indicated therein and the results of operations for the respective periods indicated therein. Neither the Borrower nor any of the Subsidiaries has any material contingent liabilities, liabilities for taxes, unusual forward or long-term commitments, or unrealized or anticipated losses from any unfavorable commitments except as referred to or reflected in such financial statements. Except for the matters disclosed in subsection 7.1(l) there has been no material adverse change in the business, condition (financial or otherwise), operations, prospects, or properties of the Borrower and the Subsidiaries taken as a whole since the effective date of the most recent financial statements referred to in this Section.

         Section 8.3 Corporate Action; No Breach. The execution, delivery, and performance by the Borrower and each Obligated Party of the Loan Documents to which each is or may become a party and compliance with the terms and provisions hereof and thereof have been duly authorized by all requisite action on the part of the Borrower and each Obligated Party and do not and will not (a) violate or conflict with, or result in a breach of (i) the articles of incorporation or bylaws of the Borrower or any of the Subsidiaries, (ii) any applicable law, rule, or regulation or any order, writ, injunction, or decree of any Governmental Authority or arbitrator other than such violations, conflicts, and breaches which do not have a Material Adverse Effect, or (iii) any agreement or instrument to which the Borrower or any of the Subsidiaries is a party or by which any of them or any of their property is bound or subject other than such violations, conflicts, and breaches which do not have a Material Adverse Effect, or (b) constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien (except as provided herein) upon any of the revenues or assets of the Borrower or any Subsidiary other than such defaults which do not have a Material Adverse Effect.

         Section 8.4 Operation of Business. The Borrower and each of the Subsidiaries possess all licenses, permits, franchises, patents, copyrights, trademarks, and tradenames, or rights thereto, necessary to conduct their respective businesses substantially as now conducted and as presently proposed to be conducted except those that the failure to so possess could not reasonably be expected to have a Material Adverse Effect, and the Borrower and each of its Subsidiaries are not in violation of any valid rights of others with respect to any of the foregoing except violations that could not reasonably be expected to have a Material Adverse Effect.

         Section 8.5 Litigation and Judgments. Except as disclosed in the Borrower's Form 10-Q for the Fiscal Quarter ended October 3, 1998, there is no action, suit, investigation, or proceeding before or by any Governmental Authority or arbitrator pending, or to the knowledge of the Borrower, threatened against or affecting the Borrower or any Subsidiary, that is reasonably expected to have a Material Adverse Effect. As of the Closing Date, there are no outstanding judgments against the Borrower or any Subsidiary.

         Section 8.6 Rights in Properties; Liens; Nonproductive Assets. Except as set forth on Schedule 8.6, the Borrower and each Subsidiary have good title to or valid leasehold interests in their respective properties and assets, real and personal, including the properties, assets, and leasehold interests reflected in the financial statements described in Section 8.2 (except as sold or otherwise disposed of since the date of such financial statements in the ordinary course of business or as otherwise permitted by this Agreement or the Original Agreement), and none of the properties, assets, or leasehold interests of the Borrower or any Subsidiary is subject to any Lien, except as permitted by
Section 10.2. The properties listed on Schedule 10.8 are not utilized by the Borrower or any Subsidiary in the ordinary course of business and do not contribute to the cash flow or earnings of the Borrower or any Subsidiary.

         Section 8.7 Enforceability. The Loan Documents to which the Borrower or any Obligated Party is party, when delivered, shall constitute the legal, valid, and binding obligations of the Borrower or the Obligated Party, as applicable, enforceable against the Borrower or the applicable Obligated Party in accordance with their respective terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditors' rights and general principles of equity.

         Section 8.8 Approvals. No authorization, approval, or consent of, and no filing or registration with, any Governmental Authority or third party is or will be necessary for the execution, delivery, or performance by the Borrower or any Obligated Party of the Loan Documents to which each is or may become a party or for the validity or enforceability thereof except for such authorizations, approvals, consents, filings and registrations which (i) have been obtained or made or (ii) the failure to obtain or make will not have a Material Adverse Effect.

         Section 8.9 DebtSection 8.9 Debt. The Borrower and the Subsidiaries have no Debt, except as permitted by Section 10.1.

         Section 8.10 Taxes. The Borrower and each Subsidiary have filed all material tax returns (federal, state, and local) required to be filed, including all income, franchise, employment, property, and sales tax returns, and have paid all of their respective liabilities for taxes, assessments, governmental charges, and other levies that are due and payable other than those being contested in good faith by appropriate proceedings diligently pursued for which adequate reserves have been established. Except as reflected on Schedule 8.10, the Borrower knows of no pending investigation of the Borrower or any Subsidiary by any taxing authority or of any pending but unassessed tax liability of the Borrower or any Subsidiary.

         Section 8.11 Margin Securities. Neither the Borrower nor any Subsidiary is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations T, U, or X of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock.

         Section 8.12 ERISA. The Borrower and each Subsidiary are in compliance with all applicable provisions of ERISA except for such events of noncompliance that will not have a Material Adverse Effect. Neither a Reportable Event nor a Prohibited Transaction has occurred and is continuing with respect to any Plan. No notice of intent to terminate a Plan has been filed, nor has any Plan been terminated. No circumstances exist which constitute grounds entitling the PBGC to institute proceedings to terminate, or appoint a trustee to administer, a Plan, nor has the PBGC instituted any such proceedings. Neither the Borrower nor any ERISA Affiliate has completely or partially withdrawn from a Multiemployer Plan. The Borrower and each ERISA Affiliate have met their minimum funding requirements under ERISA with respect to all of their Plans except for those instances of noncompliance with such requirements that will not have a Material Adverse Effect. The present value of all vested benefits under each Plan do not exceed the fair market value of all Plan assets allocable to such benefits, as determined on the most recent valuation date of the Plan and in accordance with ERISA, by an amount that will have a Material Adverse Effect. Neither the Borrower nor any ERISA Affiliate has incurred any liability to the PBGC under ERISA in an amount that will have a Material Adverse Effect.

         Section 8.13 Disclosure. All factual information (taken as a whole) furnished by or on behalf of the Borrower in writing to the Agent or any Bank (including, without limitation, all information contained in the Loan Documents) for purposes of or in connection with this Agreement, the other Loan Documents or any transaction contemplated herein or therein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of the Borrower to the Agent or any Bank, will be true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided. Without limiting the generality of the foregoing, Borrower represents and warrants that all information contained on the Schedules hereto is true and correct in all material respects.

         Section 8.14 Subsidiaries. As of the Closing Date the Borrower has no Subsidiaries other than those listed on Schedule 8.14 hereto. Schedule 8.14 sets forth the type of each Subsidiary listed thereon, the jurisdiction of incorporation or organization of each such Subsidiary, the percentage of the Borrower's ownership of the outstanding voting stock (or other ownership interests) of each such Subsidiary, whether the Subsidiary is a Significant Subsidiary, and with respect to each such Subsidiary that is a corporation, the authorized, issued and outstanding capital stock of each such Subsidiary. All of the outstanding capital stock of each Subsidiary listed on Schedule 8.14 has been validly issued, is fully paid, and is nonassessable. There are no outstanding subscriptions, options, warrants, calls, or rights (including preemptive rights) to acquire, and no outstanding securities or instruments convertible into, capital stock of any Subsidiary listed on Schedule 8.14.

         Section 8.15 Agreements. Neither the Borrower nor any Subsidiary is a party to any indenture, loan, or credit agreement, or to any lease or other agreement or instrument, or subject to any charter or corporate restriction that could reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor any Subsidiary is in default in any respect in the performance, observance, or fulfillment of any of the obligations, covenants, or conditions contained in any agreement or instrument to which it is a party other than defaults which will not have a Material Adverse Effect.

         Section 8.16 Compliance with Laws. Neither the Borrower nor any Subsidiary is in violation of any law, rule, regulation, order, or decree of any Governmental Authority or arbitrator other than defaults which will not have a Material Adverse Effect.

         Section 8.17 Investment Company Act. Neither the Borrower nor any Subsidiary is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         Section 8.18 Public Utility Holding Company Act. Neither the Borrower nor any Subsidiary is a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         Section  8.19  Environmental  Matters.   Except  as  disclosed  in  the
Borrower's Form 10-Q for the Fiscal Quarter ended October 3, 1998 and except for those matters which will not have a Material Adverse

Effect:

                  (a) The Borrower, each Subsidiary, and all of their respective properties, assets, and operations are in full compliance with all Environmental Laws. The Borrower is not aware of, nor has the Borrower received notice of, any past, present, or future conditions, events, activities, practices, or incidents which may interfere with or prevent the compliance or continued compliance of the Borrower and the Subsidiaries with all Environmental Laws;

                  (b) The  Borrower  and  each  Subsidiary  have   obtained  all
         permits, licenses, and authorizations that are required under applicable Environmental Laws, and all such permits are in good standing and the Borrower and its Subsidiaries are in compliance with all of the terms and conditions of such permits;

                  (c) No Hazardous Materials exist on, about, or within or have been used, generated, stored, transported, disposed of on, or Released from any of the properties or assets of the Borrower or any Subsidiary except in compliance with Environmental Laws. The use which the Borrower and the Subsidiaries make and intend to make of their respective properties and assets will not result in the use, generation, storage, transportation, accumulation, disposal, or Release of any Hazardous Material on, in, or from any of their properties or assets except in compliance with Environmental Laws;

                  (d) Neither the Borrower nor any of the Subsidiaries nor any of their respective currently or previously owned or leased properties or operations is subject to any outstanding or, to the best of its knowledge, threatened order from or agreement with any Governmental Authority or other Person or subject to any judicial or administrative proceeding with respect to (i) failure to comply with Environmental Laws, (ii) Remedial Action, or (iii) any Environmental Liabilities arising from a Release or threatened Release;

                  (e) There are no conditions or circumstances associated with the currently or previously owned or leased properties or operations of the Borrower or any of the Subsidiaries that could reasonably be expected to give rise to any Environmental Liabilities;

                  (f) Neither the Borrower nor any of the Subsidiaries is a treatment, storage, or disposal facility requiring a permit under the Resource Conservation and Recovery Act, 42 U.S.C. ss. 6901 et seq., regulations thereunder or any comparable provision of state law. The Borrower and the Subsidiaries are compliance with all applicable financial responsibility requirements of all Environmental Laws;

                  (g) Neither the Borrower nor any of the Subsidiaries has filed or failed to file any notice required under applicable Environmental Law reporting a Release; and

                  (h) No Lien arising under any Environmental Law has attached to any property or revenues of the Borrower or the Subsidiaries.

         Section 8.20 Solvency. As of and from and after the date of this Agreement, the Borrower and the Subsidiaries on a consolidated basis: (a) own and will own assets the fair saleable value of which are (i) greater than the total amount of their liabilities (including contingent liabilities) and (ii) greater than the amount that will be required to pay the probable liabilities of their then existing debts as they become absolute and matured considering all financing alternatives and potential asset sales reasonably available to them; (b) have capital that is not unreasonably small in relation to their business as presently conducted or any contemplated or undertaken transaction; and (c) do not intend to incur and do not believe that they will incur debts beyond their ability to pay such debts as they become due.

                                    ARTICLE 9

                               Positive Covenants
                               ------------------

     The Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Bank has any Commitment hereunder, the Borrower will perform and observe the following positive covenants:

     Section 9.1 Reporting Requirements. The Borrower will furnish to the Agent and each Bank:

               (a) Annual Financial Statements. As soon as available, and in any event within one hundred fifteen (115) days after the end of each Fiscal Year of the Borrower, beginning with the Fiscal Year ending on the Saturday closest to December 31, 1998, (i) a copy of the annual audit report of the Borrower and the Subsidiaries for such Fiscal Year containing, on a consolidated basis, balance sheets and statements of income, retained earnings, and cash flow as at the end of such Fiscal Year and for the Fiscal Year then ended, in each case setting forth in comparative form the figures for the preceding Fiscal Year, all in reasonable detail and audited and certified by independent certified public accountants of recognized standing acceptable to the Agent, to the effect that such report has been prepared in accordance with GAAP;

               (b) Monthly Financial Statements and other Reports; Delivery of New Certificates of Title and other Collateral. As soon as available, and in any event within forty-five (45) days after the end of each four (4) week period during its Fiscal Year (or with respect to the last such period in each such Fiscal Year, within ninety (90) days after the end of such four (4) or, as the case may be, five (5) week period), a copy of an unaudited financial report of the Borrower and the Subsidiaries as of the end of such period and for the portion of the Fiscal Year then ended containing, on a consolidated basis, balance sheets and statements of income, retained earnings, and cash flow, in each case setting forth in comparative form the figures for the corresponding period of the preceding Fiscal Year, and the corresponding period in the projections delivered pursuant to subsection 9.1(e), all in reasonable detail certified by the chief financial officer or treasurer of the Borrower to have been prepared in accordance with GAAP and to fairly present (subject to year-end audit adjustments) the financial condition and results of operations of the Borrower and the Subsidiaries, on a consolidated basis, at the date and for the periods indicated therein and to be accompanied by the following each to be in form and substance reasonably satisfactory to the Agent:

                         (i) a comparison  of actual cash receipts for the prior
               month to forecasted cash receipts as set forth on the forecast delivered for the prior month;

                         (ii) an  update  of the  status  of all  planned  asset
               dispositions,

                         (iii) a detail of the selling prices  received from its
               product during the prior month and the selling prices for the commodities that its products compete with over the same period,

                         (iv) all Capital  Expenditures  of the Borrower and the
               Subsidiaries during the prior month,

                         (v) such  information  relating to the  performance  at
               each of its plants that the Agent may reasonably request;

                         (vi) such other information as the Agent may reasonably
               require; and

                         (vii) subject to subsection 9.10 (a), any Collateral or
               related documents required to be delivered in accordance with this subsection 9.1 (b) pursuant to Article IV of the Borrower Security Agreement or Article IV of the Subsidiary Security Agreement, including but not limited to, all certificates of title evidencing ownership of any equipment purchased since the later of the Closing Date or the last date certificates of title were delivered under this subsection 9.1 (b), together with such documentation as the Agent may reasonably request to cause the Agent's Lien held for the benefit of the Secured Parties to be noted thereon;

               (c) Semi-Monthly Status Report. On the first Business Day of each month and on the fifteenth day (15th) of each month (or if such day is not a Business Day, on the first Business Day thereafter), a forecast of cash receipts, disbursements and projected availability under the Revolving Commitment for the eight (8) week period then beginning, such forecast to be in form and substance reasonably satisfactory to the Agent;

               (d) Compliance Certificate. Within sixty (60) days after the end of each Fiscal Quarter of each Fiscal Year, or with respect to the last Fiscal Quarter of each Fiscal Year, within ninety (90) days of the end of such Fiscal Quarter, a Compliance Certificate ;

               (e) Projections and Bonus Plan. As soon as available and in any event forty-five (45) days after the beginning of each Fiscal Year of the Borrower, the Borrower will deliver (i) a forecasted consolidated balance sheet and statements of income and cash flow of the Borrower and the Subsidiaries on a Fiscal Quarter by Fiscal Quarter basis, including the assumptions utilized in the preparation of such projections (in narrative form) for the forthcoming Fiscal Year and a proforma projection of the Borrower's compliance with the financial covenants in this Agreement for the same period and (ii) a copy of the bonus compensation or incentive plan adopted for such Fiscal Year by Borrower and the Subsidiaries for its officers and employees;

               (f) Management Letters. Promptly upon receipt thereof, a copy of any final management letter or written report submitted to the Borrower or any Subsidiary by independent certified public accountants with respect to the business, condition (financial or otherwise), operations, prospects, or properties of the Borrower or any Subsidiary;

               (g) Notice of Litigation. Promptly after the commencement thereof, notice of all actions, suits, investigations (with respect to investigations only, of which the Borrower has actual knowledge) and proceedings before any Governmental Authority or arbitrator affecting the Borrower or any Subsidiary which could reasonably be expected to have a Material Adverse Effect;

               (h) Notice of Default. As soon as possible and in any event within five (5) Business Days after an officer of the Borrower has knowledge of the occurrence of each Default, a written notice setting forth the details of such Default and the action that the Borrower has taken and proposes to take with respect thereto;

               (i) ERISA Reports. If requested by the Agent, promptly after the filing or receipt thereof, copies of all reports, including, without limitation, annual reports, and notices which the Borrower or any Subsidiary files with or receives from the PBGC or the U.S. Department of Labor under ERISA; and as soon as possible and in any event within five (5) Business Days after the Borrower or any Subsidiary knows or has reason to know that any Reportable Event or Prohibited Transaction has occurred with respect to any Plan or that the PBGC or the Borrower or any Subsidiary has instituted or will institute proceedings under Title IV of ERISA to terminate any Plan, a certificate of the chief financial officer of the Borrower setting forth the details as to such Reportable Event or Prohibited Transaction or Plan termination and the action that the Borrower proposes to take with respect thereto;

               (j) Notice of Material Adverse Effect. As soon as possible and in any event within five (5) Business Days after an officer of the Borrower has knowledge of the occurrence thereof, written notice of any matter that could reasonably be expected to have a Material Adverse Effect;

               (k) Press Release; Proxy Statements, Etc. As soon as available, one copy of each press release sent by the Borrower, one copy of each financial statement, report, notice or proxy statement sent by the Borrower or any Subsidiary to its stockholders generally and one copy of each regular, periodic or special report, registration statement, or prospectus filed by the Borrower or any Subsidiary with any securities exchange or the Securities and Exchange Commission or any successor agency; and

               (l)  General  Information.   Promptly,   such  other  information
     concerning the Borrower or any Subsidiary as the Agent or any Bank may from time to time reasonably request.

     Section 9.2 Maintenance of Existence; Conduct of Business. Except as permitted by Section 10.3, the Borrower will, and will cause each Subsidiary to, preserve and maintain its corporate existence and all of its leases, privileges, licenses, permits, franchises, qualifications, and rights that are necessary in the ordinary conduct of its business. The Borrower will, and will cause each Subsidiary to, conduct its business in an orderly and efficient manner in accordance with good business practices.

     Section 9.3 Maintenance of Properties. The Borrower will, and will cause each Subsidiary to, maintain, keep, and preserve all of its material properties necessary in the conduct of its business in good working order and condition (exclusive of ordinary wear and tear).

     Section 9.4 Taxes and Claims. The Borrower will, and will cause each Subsidiary to, pay or discharge at or before maturity or before becoming delinquent (a) all taxes, levies, assessments, and governmental charges imposed on it or its income or profits or any of its property which are material in amount (either individually or in the aggregate), and (b) all lawful claims for labor, material, and supplies, which are material in amount (either individually or in the aggregate) and which, if unpaid, might become a Lien upon any of its property; provided, however, that neither the Borrower nor any Subsidiary shall be required to pay or discharge any tax, levy, assessment, or governmental charge which is being contested in good faith by appropriate proceedings diligently pursued, and for which adequate reserves have been established.

     Section 9.5 Insurance; Casualty and Condemnation Proceeds. The Borrower will, and will cause each Subsidiary to, maintain insurance with financially sound and reputable insurance companies in such amounts and covering such risks as are usually carried by corporations engaged in similar businesses and owning similar properties in the same general areas in which the Borrower and the Subsidiaries operate, provided that in any event the Borrower will maintain and cause each Subsidiary to maintain workmen's compensation insurance, property insurance, comprehensive general liability insurance, and products liability insurance reasonably satisfactory to the Agent. Each general liability insurance policy shall name the Agent as additional insured, each insurance policy covering Collateral shall name the Agent as loss payee and all such policies shall provide that they will not be canceled or materially changed without thirty (30) days prior written notice to the Agent. Borrower and the Subsidiaries may retain the proceeds of any payments made under casualty insurance policies and any proceeds of any condemnation action, if (i) no Event of Default exists at the time such proceeds are received; and (ii) the Borrower or the applicable Subsidiary utilizes the proceeds to repair or replace the property damaged or condemned, to construct a replacement facility for the property damaged or condemned or to expand the productive capacity of an existing facility.

     Section 9.6 Inspection Rights. At any reasonable time and from time to time prior to a Default upon one (1) Business Day's prior notice and at any reasonable time after the occurrence and during the continuance of a Default, the Borrower will, and will cause each Subsidiary to, permit representatives of the Agent and each Bank to examine, copy, and make extracts from its books and records, to visit and inspect its properties, and to discuss its business, operations, and financial condition with its officers, employees, and independent certified public accountants. The Agent and each Bank will give the Borrower the opportunity to participate in any discussions they conduct with the Borrower's independent certified public accountants.

     Section 9.7 Keeping Books and Records. The Borrower will, and will cause each Subsidiary to, maintain proper books of record and account in which full, true, and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities.

     Section 9.8 Compliance with Laws. The Borrower will, and will cause each Subsidiary to, comply with all applicable laws (including, without limitation, all Environmental Laws), rules, regulations, orders, and decrees of any Governmental Authority or arbitrator other than such noncompliance which will not have a Material Adverse Effect.

     Section 9.9 Compliance with Agreements. The Borrower will, and will cause each Subsidiary to, comply with all agreements, contracts, and instruments binding on it or affecting its properties or business other than such noncompliance which will not have a Material Adverse Effect.

     Section  9.10  Further  Assurances;   Post  Closing  Items;  Exceptions  to
Perfection and other  Collateral  Matters.

          (a) Further Assurance. The Borrower will, and will cause each Subsidiary to, execute and deliver such further documentation and take such further action as may be requested by the Agent to carry out the provisions and purposes of the Loan Documents and to create, preserve, and perfect the Liens of the Agent for the benefit of itself and the Secured Parties in the Collateral; provided that (i) until a Perfection Event occurs, neither the Borrower nor any Subsidiary shall be required to cause the Agent's Lien to be noted on any certificate of title evidencing the ownership in any equipment subject to an operating or capital lease now in existence or hereafter entered into in accordance with this Agreement or any of the vehicles identified on Schedule 9.10 (a) and (ii) neither the Borrower nor any Subsidiary shall be required to cause the Agent's Lien on intellectual property which is registered outside the United States of

     America and is listed on Schedule 9.10 (a) to be recorded in any jurisdiction outside the United States of America because the Borrower and the Subsidiaries intend on abandoning the registrations listed on Schedule
     9.10 (a). If a Perfection Event occurs and continues, the Borrower shall, and shall cause the Significant Subsidiaries, to take such action as the Agent may require to perfect and protect the Liens of the Agent in any of such equipment or other vehicles as the Agent may specify. If the Borrower or any Subsidiary determines not to abandon a registration listed on
     Schedule  9.10 (a),  the  Borrower  shall,  or shall  cause the  applicable
     Significant Subsidiary, to take such action as the Agent may require to record its Liens against such registration. The term "Perfection Event" means (i) the occurrence of a Default; (ii) with respect to any piece of equipment which is subject to an operating or capital lease, the acquisition by Borrower of ownership of such equipment either pursuant to the exercise of a purchase option or otherwise at the expiration of the applicable lease term; or (iii) with respect to the equipment listed on
     Schedule 9.10 (a), the determination by Borrower or any Subsidiary not to dispose of such equipment or the failure of such equipment to be disposed of by December 31, 1999. Each Approved Bank Affiliate, by accepting the benefits of the Liens granted in the Loan Documents: (A) consents to the Liens granted in favor of the Agent in the Borrower's rights in and to the operating and capital leases entered into with the Borrower and the equipment the subject thereof and (B) agrees that when all obligations owed to it arising in connection with any such operating or capital lease are satisfied (provided that the Borrower becomes the owner of the equipment subject to such lease), it will deliver any certificates of title evidencing the ownership in such equipment to the Agent, with such documentation as the Agent may require to release the Secured Party's Lien thereon, transfer ownership to the Borrower and record the Agent's Lien thereon. The Agent is authorized to record its Lien on any certificate of title so received.

          (b) Post Closing Items; Perfection and Protection of Liens on Personal Property(b) Post Closing Items; Perfection and Protection of Liens on Personal Property. Without limiting clause (a) of this Section 9.10 and to the extent not delivered on or prior to the Closing Date, the Borrower agrees that it shall, and shall cause each Significant Subsidiary, to:

               (i) deliver to the Agent on or before February 15, 1999 certificates of the appropriate government officials of each state in which the Borrower and each Significant Subsidiary is required to qualify to do business and where failure to so qualify could reasonably be expected to have a Material Adverse Effect, as to the Borrower's and each such Subsidiary's qualification to do business and good standing in such state, all dated a current date;

               (ii) deliver to the Agent on or before March 1, 1999, (A) subject to clause (a) of this Section 9.10, properly executed and completed intellectual property assignments for all intellectual property of the Borrower and the Significant Subsidiaries registered in jurisdictions outside the United States of America and (B) sufficient real property descriptions to attach to each UCC fixture filing financing statements so that such statements can be filed in the real property records in all jurisdictions in which the Borrower's and each Significant Subsidiary owns any fixtures; provided, however, that neither the Borrower nor any Significant Subsidiary shall have an obligation to provide any such real property descriptions with respect to any of its leasehold estates if (x) no such real property description is available after Commercially Reasonable Efforts to obtain the same are made or (b) the lease (or other agreement) governing such leasehold estate prohibits liens on fixtures or the delivery of a real property description and the Borrower is unable, after Commercially Reasonable Efforts are made to obtain the applicable landlord's consent, to obtain such consent;

               (iii) use Commercially Reasonable Efforts to obtain and deliver to the Agent on or before March 1, 1999 waivers, subordinations or acknowledgments from all third parties who have possession or control of any Collateral all in form and substance reasonably satisfactory to the Agent, including, without limitation: (A) agreements with the landlords of all premises leased by the Borrower and any Significant Subsidiary containing such consents and waivers as the Agent may reasonably require; (B) agreements from each bank or brokerage company holding any deposit, commodity or securities account (excluding any such accounts all the funds in which are held in trust for the benefit of employees or in trust for the benefit of other third parties) of the Borrower or any Significant Subsidiary with an average monthly balance of over Twenty-Five Thousand Dollars ($25,000) in any individual case (provided that the aggregate average monthly balance of all accounts not subject to an agreement of the type described in this clause (B) shall not exceed One Hundred Thousand Dollars ($100,000)) granting the Agent control over such accounts and containing such other agreements as the Agent may reasonably require; and (C) agreements with inventory processors governing inventory of the Borrower or any Significant Subsidiary containing such consents and waivers as the Agent may reasonably require; and

               (iv) except as permitted by clause (a) of this Section 9.10, deliver to the Agent on or before March 1, 1999 all certificates of title evidencing ownership of equipment of the Borrower and the Significant Subsidiaries with such documentation as the Agent may require to cause the Lien of the Agent to be reflected thereon.

          (c) Deposit Accounts(c) Deposit Accounts. In the event Borrower or a Significant Subsidiary is not able by March 1, 1999 to obtain an agreement of the type described in subsection 9.10(b)(iii)(B) from a bank holding a deposit account with an average monthly balance of over Twenty-Five Thousand Dollars ($25,000.00), Borrower or the applicable Significant Subsidiary shall not use such account after, and shall close such account by, March 31, 1999.

          (d) Creation, Perfection and Protection of Liens on Real Property(d) Creation, Perfection and Protection of Liens on Real Property. The Borrower agrees it shall, and shall cause the Significant Subsidiaries to:

               (i) Fee Owned Designated Property Mortgages. Execute and deliver to the Agent on or before March 1, 1999 a Mortgage covering each parcel of Fee Owned Designated Property, with a metes and bounds or other description of each such parcel attached thereto sufficient to permit the filing of such Mortgage in the applicable real property records;

               (ii) Fee Owned Designated Property Related Documents. Deliver to the Agent on or before May 7, 1999, all of the following in form and substance reasonably satisfactory to the Agent with respect to each parcel of Fee Owned Designated Property:

                    (A) a  title  insurance  commitment  and  all  documentation evidencing any exceptions to title reflected thereon;

                    (B) a survey of the parcel, certified by a licensed surveyor;

                    (C) an  environmental  report for the parcel,  prepared by a third party environmental engineer reasonably acceptable to the Agent; and

                    (D) a lender's  title  insurance  policy  (together with any required endorsements thereto) issued by a title insurer reasonably satisfactory to the Agent in an amount equal to the fair market value of the underlying property.

               (iii) Landlord Consents. Use Commercially Reasonable Efforts to obtain by March 1, 1999 from each landlord of each parcel of Designated Leased Property, a consent to the grant by the Borrower of a Lien to the Agent in the Borrower's interest in the related leasehold estate, such consent to contain customary consents, estoppels and nondisturbance provisions and to otherwise be in form and substance reasonably satisfactory to the Agent (each a "Landlord Consent" and the term "Designated Leased Property" means leasehold estates of the Borrower which the Agent has designated to be mortgaged to the Agent for the benefit of the Secured Parties based on the value of the leasehold estate, either in and of itself or because of its importance to the operations of the Borrower and the Subsidiaries);

               (iv) Leasehold Properties Mortgage. For each Designated Leased Property for which a Landlord Consent has been delivered in accordance with the forgoing clause (iii), execute and deliver to the Agent on or before March 1, 1999 a Mortgage covering each such parcel of
          Designated  Leased  Property,   with  a  metes  and  bounds  or  other
          description of the each such parcel attached thereto sufficient to permit the filing of such Mortgage in the applicable real property records;

               (v) Designated Leased Property Related Documents. Deliver to the Agent on or before May 7, 1999, all of the following in form and substance reasonably satisfactory to the Agent with respect to each parcel of Designated Leased Property for which a Landlord Consent has been delivered in accordance with the foregoing clause (iii):

                    (A) a copy  and,  if  available,  a  summary  of,  the lease agreement;

                    (B) if the  Agent  reasonably  requires,  a title  insurance commitment and all documentation evidencing any exceptions to title reflected thereon;

                    (C) if available or if the Agent otherwise reasonably requires, a survey of the parcel, certified by a licensed surveyor;

                    (D) an  environmental  report for the parcel,  prepared by a third party environmental engineer reasonably acceptable to the Agent; and

                    (E) if required  by the Agent,  a lender's  title  insurance policy (together with any required endorsements thereto) issued by a title insurer satisfactory to the Agent in an amount equal to the fair market value of the underlying property.

          If requested by the Agent or required by applicable law, the Borrower shall deliver or cause to be delivered from time to time to the Agent a current appraisal of each parcel of property covered by a Mortgage that has a material value (as determined by the Agent), such appraisals to be in form and substance reasonably satisfactory to the Agent; provided that unless required by applicable law or unless a Default exists, the Agent shall not be permitted to require more than one appraisal for each such parcel of property during any calendar year at the Borrower's expense. With respect to any parcel of property, without the consent of the Secured Parties, the Agent may determine not to require the Borrower or a Significant Subsidiary to grant a Lien in its favor thereon if the Agent finds that the environmental condition of such property is not satisfactory to the Agent.

                  (e) Insignificant Subsidiaries(e) Insignificant Subsidiaries. If any Insignificant Subsidiary's (or the aggregate amount of the Insignificant Subsidiaries') net worth or total assets increases so that it and/or any other such Subsidiary becomes a Significant Subsidiary, the Borrower shall cause each such Significant Subsidiary to execute and deliver such documentation as the Agent may request to cause such Significant Subsidiary to evidence, perfect, or otherwise implement the guaranty of and security for the Obligations contemplated by the Guaranty and the Subsidiary Security Agreement.

     Section 9.11 ERISA. The Borrower will, and will cause each Subsidiary to, comply with all minimum funding requirements and all other requirements of ERISA, if applicable, so as not to give rise to any liability which will have a Material Adverse Effect.

     Section 9.12 Packers and Stockyards Act Compliance. If the Borrower or any Subsidiary purchases livestock by purchase or cash sales, the Borrower shall at its own expense take such steps to insure that any trust established under the Packers and Stockyards Act, 1921, as amended (7 U.S.C. ss. 181 et seq.) shall not arise for the benefit of all unpaid cash sellers on such livestock or on the inventory derived therefrom.

                                   ARTICLE 10

                               Negative Covenants

     The Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Bank has any Commitment hereunder, the Borrower will perform and observe the following negative covenants:

     Section 10.1 Debt. The Borrower will not, and will not permit any Subsidiary to, incur, create, assume, or permit to exist any Debt, except:

          (a) Debt to the Banks pursuant to the Loan Documents;

          (b) Debt described on Schedule 10.1 hereto, and any extensions, renewals, or refinancings thereof so long as (i) the principal amount of such Debt and the interest rate charged thereon after such renewal, extension, or refinancing shall not exceed the principal amount of such Debt which was outstanding and the interest rate which was in effect immediately prior to such renewal, extension, or refinancing and (ii) such Debt shall not be secured by any assets other than assets securing such Debt, if any, prior to such renewal, extension, or refinancing;

          (c) Intercompany Debt owed by one or more of the Subsidiaries to the Borrower or to a Subsidiary or owed by Borrower to a Subsidiary; provided that (i) the obligations of each obligor of such Debt shall be subordinated in right of payment to the obligations under the Loan Documents from and after such time as any portion of such obligations shall become due and payable (whether at stated maturity, by acceleration or otherwise) and shall have such other terms and provisions as the Agent may reasonably require; (ii) the aggregate amount of such Debt outstanding at any time which is owed by the Insignificant Subsidiaries shall not at any time exceed Two Hundred Thousand Dollars ($200,000); and (iii) the aggregate amount of such Debt outstanding at any time which is owed by any Subsidiary organized in a jurisdiction outside of the United States of America to the Borrower shall not at any time exceed One Million Dollars ($1,000,000); provided that Borrower may loan to Darling International, Ltd. an aggregate additional amount of up to One Million Dollars ($1,000,000) if necessary to allow Darling International, Ltd. to pay any of its taxes or other liability arising from the current tax audit of Darling International, Ltd. conducted by Governmental Authorities in Canada;

          (d) Debt (including Capital Lease Obligations and in addition to the Debt described on Schedule 10.1) not to exceed Two Million Dollars ($2,000,000) in the aggregate at any time outstanding secured by purchase money Liens permitted by Section 10.2;

          (e) Guarantees incurred in the ordinary course of business with respect to surety and appeal bonds, performance and return-of-money bonds, and other similar obligations not exceeding at any time outstanding One Million Dollars ($1,000,000) in aggregate liability;

          (f) Debt arising in connection with non-compete, consulting, or other similar agreements entered into after the Closing Date but only if the aggregate annual payments to be made under such agreements entered into after the Closing Date do not exceed Five Hundred Thousand Dollars
     ($500,000) annually and only if such agreements are approved by the Required Banks, which approval may be given or withheld in each Bank's sole discretion;

          (g) Guarantees, incurred in the ordinary course of business, of Debt of Persons who supply the Borrower or a Subsidiary with raw materials utilized in the Borrower's or a Subsidiary's business (a "Raw Material Supplier"); provided that (i) the Debt of the Raw Material Supplier is incurred to enable such Person to provide raw materials to the Borrower or a Subsidiary and (ii) the aggregate amount of the Debt of Raw Material Suppliers at any time outstanding which is Guaranteed by the Borrower and the Subsidiaries shall not exceed the sum of (A) Two Million Dollars ($2,000,000) minus (B) the aggregate amount of the advances made to Raw Material Suppliers as prepayments on raw material purchases by the Borrower and the Subsidiaries pursuant to the permissions of subsection 10.5(g);

          (h) obligations arising under indemnity agreements to title insurers to cause such title insurers to issue to the Agent the lender's title insurance policies required hereby; and

          (i) Debt in addition to that specifically described in clauses (a) through (h) of this Section 10.1 which in the aggregate does not exceed One Million Dollars ($1,000,000) at any time outstanding.

     Section 10.2 Limitation on Liens and Restrictions on Subsidiaries. The Borrower will not, and will not permit any Subsidiary to, incur, create, assume, or permit to exist any Lien upon any of its property, assets, or revenues, whether now owned or hereafter acquired, except the following:

          (a) Liens disclosed on Schedule 10.2 hereto;

          (b) Liens in favor of the Agent, for the benefit of the Secured Parties, pursuant to the Loan Documents;

          (c) Encumbrances consisting of minor easements, zoning restrictions, or other restrictions on the use of real property that do not (individually or in the aggregate) materially affect the value of the assets encumbered thereby or materially impair the ability of the Borrower or the Subsidiaries to use such assets in their respective businesses, and none of which is violated in any material respect by existing or proposed structures or land use;

          (d) Liens (other than Liens relating to Environmental Liabilities or ERISA) for taxes, assessments, or other governmental charges that are not delinquent or, if the execution thereof is stayed, which are being contested in good faith by appropriate proceedings diligently pursued and for which adequate reserves have been established;

          (e) Liens of mechanics, materialmen, warehousemen, carriers, landlords or other similar statutory Liens securing obligations that are not yet due and are incurred in the ordinary course of business or, if the execution thereof is stayed, which are being contested in good faith by appropriate proceedings diligently pursued and for which adequate reserves have been established;

          (f) Liens resulting from good faith deposits to secure payments of workmen's compensation or other social security programs or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids or contracts (other than for payment of Debt);

          (g) Liens for purchase money obligations; provided that: (i) the purchase of the asset subject to any such Lien is permitted under Section 11.4; (ii) the Debt secured by any such Lien is permitted under Section 10.1; and (iii) any such Lien encumbers only the asset so purchased;

          (h) Any attachment or judgment Lien not constituting an Event of Default;

          (i) Liens arising from filing UCC financing statements regarding leases not prohibited by this Agreement; and

          (j) Liens existing on the Closing Date and disclosed in the title insurance policies delivered under subsection 9.10 (d).

Neither the Borrower nor any Subsidiary shall enter into or assume any agreement (other than the Loan Documents) prohibiting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired; provided that, in connection with the creation of purchase money Liens, the Borrower or the Subsidiary may agree that it will not permit any other Liens to encumber the asset subject to such purchase money Lien. Except as provided herein and except for customary consensual encumbrances and restrictions contained in a purchase and sale agreement and imposed on the Subsidiary (or its assets) to be sold in a transaction permitted hereby or otherwise approved by the number of Banks required hereby, the Borrower will not and will not permit any Subsidiaries directly or indirectly to create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Subsidiary to: (1) pay dividends or make any other distribution on any of such Subsidiary's capital stock owned by the Borrower or any Subsidiary; (2) subject to subordination provisions, pay any Debt owed to the Borrower or any other Subsidiary; (3) make loans or advances to the Borrower or any other Subsidiary; or (4) transfer any of its property or assets to the Borrower or any other Subsidiary.

     Section 10.3 Mergers, Etc. The Borrower will not, and will not permit any Subsidiary to, become a party to a merger or consolidation, or purchase or otherwise acquire all or a substantial part of the business or assets of any Person or of a division or branch of any Person or any shares or other equity interest issued by any Person (whether or not certificated), or wind-up, dissolve, or liquidate itself; provided that, if no Default exists or would result therefrom and all applicable obligations under Section 9.10, the Borrower Security Agreement and the Subsidiary Security Agreement are complied with: (i) a Subsidiary may wind-up, dissolve, or liquidate if its assets are transferred to the Borrower or a Significant Subsidiary, (ii) any Subsidiary may merge with and into the Borrower if the Borrower is the surviving entity, (iii) any Subsidiary may merge with and into any other Significant Subsidiary if the Significant Subsidiary is the surviving entity, (iv) any Subsidiary organized under the laws of a jurisdiction outside the United States of America may merge with any other Subsidiary organized under the laws of a jurisdiction outside of the United States of America, (v) any Significant Subsidiary or the Borrower may acquire all or a substantial part of the business or assets of any Subsidiary; and (vi) the Borrower may acquire the right to obtain from third parties the raw materials utilized in the Borrower's business if the Required Banks approve of each such acquisition, which approval may be given or withheld in each Bank's sole discretion.

     Section 10.4 Restricted Junior Payments. The Borrower will not and will not permit any Subsidiary to directly or indirectly declare, order, pay, make, or set apart any sum for (a) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock or other equity interest of the Borrower or any Subsidiary now or hereafter outstanding, except a dividend payable solely in shares of that class of stock or other equity interest to the holders of that class, (b) any redemption, conversion, exchange, retirement, sinking fund, or similar payment, purchase, or other acquisition for value, direct or indirect, of any shares of any class of stock or other equity interest of the Borrower or any Subsidiary now or hereafter outstanding, or (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options, or other rights to acquire shares of any class of stock or other equity interest of the

Borrower or any Subsidiary now or hereafter outstanding, except that any Subsidiary may make, declare, and pay dividends and make other distributions with respect to its common stock or other equity interests to the extent necessary to permit the Borrower to pay the Obligations and to permit the Borrower to pay expenses incurred in the ordinary course of business.

     Section 10.5 Investments. The Borrower will not, and will not permit any Subsidiary to, make or permit to remain outstanding any advance, loan, extension of credit, or capital contribution to or investment in any Person, or purchase or own any stock, bonds, notes, debentures, or other securities of any Person, or be or become a joint venturer with or partner of any Person, except:

          (a) the Borrower may own stock of the Subsidiaries existing on the Closing Date and notes payable by Subsidiaries in accordance with the restrictions set forth in Section 10.1;

          (b) readily marketable direct obligations of the United States of America or any agency thereof with maturities of one year or less from the date of acquisition;

          (c) fully insured certificates of deposit with maturities of one year or less from the date of acquisition issued by any commercial bank operating in the United States of America having capital and surplus in excess of Fifty Million Dollars ($50,000,000);

          (d) commercial paper of a domestic issuer if at the time of purchase such paper is rated in one of the two highest rating categories of Standard and Poor's Corporation or Moody's Investors Service, Inc.;

          (e) loans and advances to employees for business expenses incurred in the ordinary course of business not to exceed One Hundred Thousand Dollars ($100,000) in the aggregate at any time outstanding;

          (f) existing investments described on Schedule 10.5 hereto and, with respect to any investment listed on Schedule 10.5, the reinvestment of any earnings on such investment or the proceeds payable at the maturity thereof in the same, or same type of, investment;

          (g) advances to Raw Material Suppliers as prepayments on raw material purchases; provided that, (i) such raw materials are acquired and utilized by the Borrower or a Subsidiary in the ordinary course of business and (ii) the aggregate amount of such advances at any time outstanding shall never exceed the remainder of (A) Two Million Dollars ($2,000,000) minus (B) the aggregate principal amount of all Debt of Raw Material Suppliers which is outstanding on the date of determination and which is Guaranteed by the Borrower or any Subsidiary;

          (h) loans evidencing the deferred payment of the purchase price of the assets disposed of pursuant to subsection 10.8(d);

          (i) extensions of trade credit in the ordinary course of business;

          (j) any stock, bonds, notes, debentures, or other securities of any Person received in connection with the bankruptcy or reorganization of suppliers and customers and the settlement of their delinquent obligations; and

          (k) loans, advances, or investments in addition to those described in clauses (a)
     through (j) of this Section 10.5 if the aggregate principal amount of such loans and advances outstanding plus the aggregate acquisition cost of the outstanding investments never exceeds Five Hundred Thousand Dollars ($500,000).

     Section 10.6 Limitation on Issuance of Capital Stock. The Borrower will not permit any Subsidiary to, at any time issue, sell, assign, or otherwise dispose of (a) any of its capital stock or other equity interests, (b) any securities exchangeable for or convertible into or carrying any rights to acquire any of its capital stock or other equity interests, or (c) any option, warrant, or other right to acquire any of its capital stock or other equity interests.

     Section 10.7 Transactions With Affiliates. The Borrower will not, and will not permit any Subsidiary to, enter into any transaction, including, without limitation, the purchase, sale, or exchange of property or the rendering of any service, with any Affiliate of the Borrower or such Subsidiary, except in the ordinary course of and pursuant to the reasonable requirements of the Borrower's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary than would be obtained in a comparable arms-length transaction with a Person not an Affiliate of the Borrower or such Subsidiary; provided that the Borrower and the Subsidiaries shall be permitted to enter into transactions with Borrower and the other Subsidiaries permitted hereby.

     Section 10.8 Disposition of Assets. The Borrower will not, and will not permit any Subsidiary to, sell, lease, assign, transfer, or otherwise dispose of any of its assets, except:

          (a) dispositions of inventory in the ordinary course of business;

          (b) dispositions of unnecessary,  obsolete or worn out equipment;

          (c) sales, leases, or other dispositions of vehicles so long as the Borrower uses the net proceeds of such sales to acquire replacement vehicles;

          (d) sales, leases, or other dispositions of assets by any Subsidiary to a Significant Subsidiary or to the Borrower;

          (e) the sale of the assets disclosed on Schedule 10.8 at any time that no Event of Default exists in one or more arm's length transactions; provided that, each asset is sold for fair value, no Default would result therefrom, and the Net Cash Proceeds of such sale are delivered to the Agent for repayment of the Loans as required by subsection 5.4(b)(i);

          (f) the sale by the Borrower of the stock of International Processing Corporation and International Transportation Service, Inc.; provided that with respect to such sale: (i) the sale price therefor shall be paid all in cash on the closing date thereof (subject to customary and reasonable escrows); (ii) neither the Borrower nor any Subsidiary will have any continuing liability in connection with such sale or with respect to the indebtedness, liabilities, and obligations of International Processing Corporation or International Transportation Service, Inc., or their subsidiaries other than customary indemnifications and escrows in reasonable amounts relating to customary representations and warranties given by sellers in stock sale transactions; (iii) the Net Cash Proceeds shall be delivered to the Agent for repayment of the Loans as required by subsection 5.4(b)(i); and (iv) the Required Banks shall have given their prior approval of the sale price, which approval shall not be unreasonably withheld;

          (g) the sale of real  property  located in (i)  Milwaukee,  Wisconsin,
     (ii) Kearney, New Jersey, (iii) Chula Vista, California; and (iv) Las Vegas, Nevada; provided that with respect to any such sale (i) the Net Cash Proceeds of such sale shall be delivered to the Agent for repayment of the Loans as required in subsection 5.4(b)(i); and (ii) the Agent shall have given its prior approval of the sale price for each such asset sold, which approval shall not be unreasonably withheld and which approval is hereby granted with respect to the sales price for the Kearney, New Jersey real property; and

          (h) the sale of assets, in addition to the sales or other dispositions listed in clauses (a) through (g) of this Section 10.8; provided that with respect to any such sale (i) the Net Cash Proceeds of such sale shall be delivered to the Agent for repayment of the Loans as required in subsection 5.4(b)(i) unless the Required Banks otherwise agree; (ii) the Required Banks shall have given their prior approval of the sale which approval shall not be unreasonably withheld; and (iii) the aggregate amount of the sale prices for all assets previously sold under the permissions of this clause (h), together with the sale price for the assets to be disposed of pursuant to the sale in question, shall not exceed Eight Million Dollars ($8,000,000.00).

Upon the sale of any property by the Borrower or a Subsidiary under the permissions of this Section 10.8 and delivery of the proceeds therefrom in accordance with the terms of this Agreement, the Agent shall, without the requirement of any consent or approval of any Bank or any other Secured Party, execute and deliver to the buyer thereof such documentation as may be necessary to evidence the termination of the Liens of the Agent for the benefit of the Secured Parties therein and, if the stock of a Subsidiary is sold, the release of such Subsidiary from the obligations arising under the Loan Documents to which it is a party. If the Borrower, in good faith, seeks the approval from the Banks under clause (iv) of subsection 10.8(f) to a proposed cash sale price for International Processing Corporation and International Transportation Service, Inc., the approval from the Required Banks is not obtained and the sale is not consummated at another cash price, then the installment due under Section 3.2 on June 30, 2000 shall be reduced by the amount of such proposed sale price, with the amount of the reduction being due at the December 31, 2000 maturity.

     Section 10.9 Sale and Leaseback. The Borrower will not, and will not permit any Subsidiary to, enter into any arrangement with any Person pursuant to which it leases from such Person real or personal property that has been or is to be sold or transferred, directly or indirectly, by it to such Person.

     Section 10.10 Lines of BusinessSection 10.10 Lines of Business. The Borrower will not, and will not permit any Subsidiary to, engage in any line or lines of business activity other than the businesses in which they are engaged on the date hereof and any businesses which utilize processes similar to those utilized by the Borrower.

                                   ARTICLE 11

                              Financial Covenants

     The Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Bank has any Commitment hereunder, the Borrower will perform and observe the following financial covenants:

     Section 11.1  Consolidated  Net Worth.  The Borrower  will  maintain at all times Consolidated Net Worth in an amount not less than the following: (a) Thirty Million Dollars ($30,000,000) at all times during the Borrower's 1999Fiscal Year and (b) Twenty Million Dollars ($20,000,000) at all times thereafter. "Consolidated Net Worth" means, at any particular time, all amounts which would be included as stockholders' equity on a consolidated balance sheet of the Borrower and the Subsidiaries, excluding from the calculation thereof any effect the following may have thereon: (i) gains and/or losses from the sale of assets, discontinued operations and assets held for sale, (ii) restructuring and severance costs of up to Two Million Five Hundred Thousand Dollars ($2,500,000) in the aggregate to the extent incurred and verified by the Borrower's auditors, KPMG Peat Marwick LLP (or any successor thereto), (iii) adjustments resulting from audits of the Borrower by the Internal Revenue Service of up to One Million Dollars ($1,000,000) in the aggregate related to the 1994 and 1995 Fiscal Years, and (iv) the stockholder's equity of International Processing Corporation and International Transportation Service, Inc.

     Section 11.2 Adjusted EBITDA. As of the end of each Fiscal Quarter, the Borrower shall not permit its Adjusted EBITDA to be less than the Dollar amount set forth in the table below opposite the applicable Fiscal Quarter end, calculated: (a) for the fourth Fiscal Quarter of 1998, for the Fiscal Quarter then ended; (b) for all Fiscal Quarters thereafter up to and including the Fourth Fiscal Quarter of 1999, for the period from and including the first day of Fiscal Year 1999; and (c) for all other Fiscal Quarters, for the four (4) Fiscal Quarter period then ended:

================================================================================
           Fiscal Quarter                       Adjusted EBITDA

      4th Fiscal Quarter 1998                     $1,700,000
--------------------------------------------------------------------------------
      1st Fiscal Quarter 1999                     $1,700,000
--------------------------------------------------------------------------------

      2nd Fiscal Quarter 1999                     $5,100,000

      3rd Fiscal Quarter 1999                     $8,600,000

      4th Fiscal Quarter 1999                     $13,500,000

      1st Fiscal Quarter 2000                     $14,400,000

      2nd Fiscal Quarter 2000                     $16,700,000

      3rd Fiscal Quarter 2000                     $19,000,000

      4th Fiscal Quarter 2000                     $21,100,000

      1st Fiscal Quarter 2001                     $22,900,000

      2nd Fiscal Quarter 2001                     $25,300,000
================================================================================

     The phrase "Adjusted EBITDA" means, for any period, calculated without duplication for such period, the Borrower's EBITDA, excluding from the calculation thereof, to the extent not already excluded in the calculation of EBITDA or Net Income of Borrower: (i) gains and/or losses from any disposition of assets; (ii) gains or losses resulting from the classification of the operations of International Processing Corporation and International Transportation Service, Inc. as discontinued operations or assets held for sale;
(iii) restructuring and severance costs of up to Two Million Five Hundred Thousand Dollars ($2,500,000) in the aggregate to the extent incurred and as verified by the Borrower's auditors, KPMG Peat Marwick LLP (or any successor thereto); and (iv) the EBITDA of International Processing Corporation and International Transportation Service, Inc.

     Section 11.3 Interest Coverage. As of the end of each Fiscal Quarter, the Borrower shall not permit the ratio of its Adjusted EBITDA to its consolidated interest expense (but excluding, to the extent included, the interest expense of International Processing Corporation and International Transportation Service, Inc.) to be less than the ratio set forth in the table below opposite the applicable Fiscal Quarter end, calculated: (a) for all Fiscal Quarters prior to the fourth Fiscal Quarter of the 1999 Fiscal Year, from and including the first day of the 1999 Fiscal Year; and (b) for all other Fiscal Quarters, for the four
(4) Fiscal Quarter period then ended:

===============================================================================
          Fiscal Quarter                              Ratio
===============================================================================
     1st Fiscal Quarter 1999                      0.50 to 1.00
-------------------------------------------------------------------------------
     2nd Fiscal Quarter 1999                      0.75 to 1.00

     3rd Fiscal Quarter 1999                      0.84 to 1.00

     4th Fiscal Quarter 1999                      1.00 to 1.00

     1st Fiscal Quarter 2000                      1.10 to 1.00

     2nd Fiscal Quarter 2000                      1.30 to 1.00

     3rd Fiscal Quarter 2000                      1.60 to 1.00

     4th Fiscal Quarter 2000                      2.00 to 1.00

     1st Fiscal Quarter 2001                      2.20 to 1.00

     2nd Fiscal Quarter 2001                      2.50 to 1.00
================================================================================

     Section 11.4 Capital Expenditure Limits. The aggregate amount of all Capital Expenditures of the Borrower and the Subsidiaries (subject to the exclusions set forth below) during the periods set forth below shall not exceed the Dollar amount set out opposite the applicable period (the "General CAPEX Basket"):

===============================================================================
            Period                               Dollar Amount

       Fiscal Year 1999                            $9,500,000

       Fiscal Year 2000                           $13,000,000

  1st Fiscal Quarter of 2001                       $4,000,000

  2nd Fiscal Quarter of 2001                       $4,000,000
===============================================================================

     The aggregate amount of all Capital Expenditures of the Borrower and the Subsidiaries (subject to the exclusions set forth below) (A) during the first Fiscal Quarter of the 1999 Fiscal Year shall not exceed Three Million Dollars ($3,000,000) and (B) during the first and second Fiscal Quarters of the 1999 Fiscal Year shall not exceed Seven Million Dollars ($7,000,000) (the "Quarterly CAPEX Baskets").

     The General CAPEX Basket for the Fiscal Year 2000 shall be increased by an amount equal to twenty-five percent (25%) of the Excess Cash Flow generated during Fiscal Year 1999.

     The following Capital Expenditures shall not be counted against either the General CAPEX Basket or the Quarterly CAPEX Basket, or with respect to clause
(iii) below, any other calculation of Capital Expenditures under this Section 11.4: (i) Capital Expenditures made by International Processing Corporation and International Transportation Service, Inc.; (ii) Capital Expenditures made for purposes of procuring and constructing a replacement grease recycling facility in or near the Las Vegas, Nevada area; and (iii) Capital Expenditures made with any casualty or condemnation proceeds turned over to the Borrower by the Agent to (A) replace or repair the property damaged or condemned, (B) construct a new facility to replace the property damaged or condemned or (C) expand the productive capacity of an existing facility.

     The Capital Expenditures made by the Borrower after the Closing Date for the purpose of procuring and constructing a grease recycling facility in or near Las Vegas, Nevada, shall not exceed Two Million Five Hundred Thousand Dollars ($2,500,000) in the aggregate and, during the periods set forth below shall not exceed the Dollar amount set forth opposite the applicable period:

===============================================================================
                  Period                               Dollar Amount
===============================================================================
        1st Fiscal Quarter of 1999                        $750,000
-------------------------------------------------------------------------------
    1st and 2nd Fiscal Quarters of 1999                  $1,500,000
===============================================================================

     The aggregate amount of all Capital Expenditures made by International Processing Corporation and International Transportation Service, Inc. during the first Fiscal Quarter of 1999 shall not exceed Six Hundred Thousand Dollars ($600,000). As of each Fiscal Quarter end thereafter, the Capital Expenditures of International Processing Corporation and International Transportation Service, Inc. made during the period from the first day of the then current Fiscal Year to such Fiscal Quarter end shall not exceed the combined EBITDA of International Processing Corporation and International Transportation Service, Inc. for the same period.

                                   ARTICLE 12

                                    Default

     Section 12.1 Events of Default. Each of the following shall be deemed an "Event of Default":

          (a) The Borrower shall fail to pay (i) when due any principal payable under any Loan Document or any part thereof; (ii) within three (3) Business Days of the date due any interest or fees payable under the Loan Documents or any part thereof; and (iii) within five (5) Business Days of the date due any other Obligation or any part thereof.

          (b) Any representation, warranty, or certification made or deemed made by the Borrower or any Obligated Party (or any of their respective officers) in any Loan Document or in any certificate, report, notice, or financial statement furnished at any time in connection with any Loan Document shall be false, misleading, or erroneous in any material respect when made or deemed to have been made.

          (c) The Borrower or any Significant Subsidiary shall fail to perform, observe, or comply with any covenant, agreement, or term contained in clauses (a), (b),
     (c), (d), (h), or (j) of Section 9.1 or contained in Article 10 or Article 11 of this Agreement. The Borrower shall fail to perform, observe or comply with any covenant, agreement, or term contained in Sections 4.2 through
     4.11 of the Borrower Security Agreement. Any Significant Subsidiary shall fail to perform, observe, or comply with any covenant, agreement, or term contained in Sections 4.2 through 4.11 of the Subsidiary Security Agreement.

          (d) The Borrower or any Obligated Party shall fail to perform, observe, or comply with any other covenant, agreement, or term contained in any Loan Document (other than covenants to pay the Obligations and the covenants described in subsection 12.1(c)) and such failure shall continue for a period of fifteen (15) Business Days after the earlier of (i) the date the Agent or any Bank provides the Borrower with notice thereof or
     (ii) the date the Borrower should have notified the Agent thereof in accordance with subsection 9.1(h).

          (e) The Borrower, any Subsidiary, or any Obligated Party shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner, liquidator, or the like of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the United States Bankruptcy Code (as now or hereafter in effect, the "Bankruptcy Code"), (iv) institute any proceeding or file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, winding-up, or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code, (vi) admit in writing its inability to, or be generally unable to pay its debts as such debts become due, or (vii) take any corporate action for the purpose of effecting any of the foregoing.

          (f) A proceeding or case shall be commenced, without the application, approval or consent of the Borrower, any Subsidiary, or any Obligated Party, in any court of competent jurisdiction, seeking (i) its reorganization, liquidation, dissolution, arrangement or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a receiver, custodian, trustee, examiner, liquidator, or the like of the Borrower or such Subsidiary or Obligated Party or of all or any substantial part of its property, or (iii) similar relief in respect of the Borrower or such Subsidiary or Obligated Party under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment, or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of sixty (60) or more days; or an order for relief against the Borrower, any Subsidiary, or any Obligated Party shall be entered in an involuntary case under the Bankruptcy Code.

          (g) The Borrower, any Subsidiary, or any Obligated Party shall fail to discharge within a period of thirty (30) days after the commencement thereof any attachment, sequestration, forfeiture, or similar proceeding or proceedings involving an aggregate amount in excess of One Million Dollars ($1,000,000) against any of its assets or properties.

          (h) A final judgment or judgments for the payment of money in excess of One Million Dollars ($1,000,000) in the aggregate which are not adequately covered by insurance or by a third party acceptable to the Agent who has acknowledged responsibility for such judgment or judgments, shall be rendered by a court or courts against the Borrower, any Subsidiary, or any Obligated Party and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within thirty (30) days from the date of entry thereof and the Borrower or the relevant Subsidiary or Obligated Party shall not, within said period of thirty (30) days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

          (i) The Borrower, any Subsidiary, or any Obligated Party shall fail to pay when due any principal of or interest on any Debt if the aggregate principal amount of the affected Debt equals or exceeds One Million Dollars ($1,000,000) (other than the Obligations), or the maturity of any such Debt shall have been accelerated, or any such Debt shall have been required to be prepaid prior to the stated maturity thereof or any event shall have occurred with respect to any Debt in the aggregate principal amount equal to or in excess of Two Million Five Hundred Thousand Dollars ($2,500,000) that permits (or, with the giving of notice or lapse of time or both, would permit) any holder or holders of such Debt or any Person acting on behalf of such holder or holders to accelerate the maturity thereof or require any such prepayment.

          (j) This Agreement, the Borrower Security Agreement, the Guaranty, the Subsidiary Security Agreement, any Mortgage, or any Note shall cease to be in full force and effect (other than, with respect to the Guaranty, as a result of a permitted dissolution pursuant to Section 10.3 or a permitted asset disposition pursuant to Section 10.8) or shall be declared null and void or the validity or enforceability thereof shall be contested or challenged by the Borrower, any Subsidiary, any Obligated Party or the Borrower or any Obligated Party shall deny that it has any further liability or obligation under any of the Loan Documents.

          (k) Any lien or security interest created or required to be created by the Loan Documents shall not for any reason (other than the negligence of the Agent, the failure of the Borrower or a Subsidiary to comply with Sections 4.2 through 4.11 of the Borrower Security Agreement or the Subsidiary Security Agreement [such failure being an Event of Default under subsection 12.1 (c)] or the release thereof in accordance with the Loan Documents) be a valid and perfected security interest in and lien upon any of the Collateral purported to be covered thereby with the priority required by this Agreement within ten (10) days after notice thereof has been provided to the Borrower by the Agent or any Bank.

          (l) Any of the following events shall occur or exist with respect to the Borrower or any ERISA Affiliate: (i) any Prohibited Transaction involving any Plan; (ii) any Reportable Event with respect to any Plan;
     (iii) the filing under Section 4041 of ERISA of a notice of intent to terminate any Plan or the termination of any Plan; (iv) any event or circumstance that might constitute grounds entitling the PBGC to institute proceedings under Section 4042 of ERISA for the termination of, or for the appointment of a trustee to administer, any Plan, or the institution by the PBGC of any such proceedings; or (v) complete or partial withdrawal under
     Section 4201 or 4204 of ERISA from a Multiemployer Plan or the reorganization, insolvency, or termination of any Multiemployer Plan; and in each case above, such event or condition, together with all other events or conditions, if any, have subjected or could in the reasonable opinion of Required Banks subject the Borrower to any tax, penalty, or other liability to a Plan, a Multiemployer Plan, the PBGC, or otherwise (or any combination thereof) which in the aggregate exceed or could reasonably be expected to exceed One Million Dollars ($1,000,000).

          (m) Any Person or group of related Persons for purposes of Section 13(d) of the Exchange Act other than Morgens Waterfall Vintiadis & Co., Inc. and its Affiliates, acquires

     "beneficial ownership" (within the meaning of Section 13(d) under the Exchange Act) in excess of fifty percent (50%) of the total voting power of all classes of capital stock then outstanding of the Borrower entitled (without regard to the occurrence of any contingency) to vote in elections of directors of the Borrower.

     Section 12.2 RemediesSection 12.2 Remedies. If any Event of Default shall occur and be continuing, the Agent may (and if directed by the Required Banks, shall) do any one or more of the following:

          (a) Acceleration. By notice to the Borrower, declare all outstanding principal of and accrued and unpaid interest on the Notes and all other amounts payable by the Borrower under the Loan Documents immediately due and payable, and the same shall thereupon become immediately due and payable, without further notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest, or other formalities of any kind, all of which are hereby expressly waived by the Borrower;

          (b) Termination of Commitments. Terminate the Commitments, including, without limitation, the obligation of the Agent to issue Letters of Credit, without notice to the Borrower;

          (c) Judgment. Reduce any claim to judgment;

          (d) Foreclosure. Foreclose or otherwise enforce any Lien granted to the Agent, for the benefit of the Secured Parties, to secure payment and performance of the Obligations in accordance with the terms of the Loan Documents;

          (e) Rights. Exercise any and all rights and remedies afforded by the laws of the State of Texas or any other jurisdiction, by any of the Loan Documents, by equity, or otherwise;

provided, however, that upon the occurrence of an Event of Default under Section 12.1(e) or Section 12.1(f), the Commitments of all of the Banks shall automatically terminate (including, without limitation, the obligation of the Agent to issue Letters of Credit), and the outstanding principal of and accrued and unpaid interest on the Notes and all other amounts payable by the Borrower under the Loan Documents shall thereupon become immediately due and payable without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest, or other formalities of any kind, all of which are hereby expressly waived by the Borrower.

     Section 12.3 Cash Collateral. If an Event of Default shall have occurred and be continuing the Borrower shall, if requested by the Agent or the Required Banks, pledge to the Agent as security for the Obligations an amount in immediately available funds equal to the then established Contingent Primary Obligations, such funds to be held in an interest bearing cash collateral account at the Agent without any right of withdrawal by the Borrower.

     Section 12.4 Performance by the Agent; Advances to Cover Returned Checks and Other Items. If the Borrower or any Obligated Party shall fail to perform any covenant or agreement in accordance with the terms of the Loan Documents, the Agent may, at the direction of the Required Banks, perform or attempt to perform such covenant or agreement on behalf of the Borrower. In such event, the Borrower shall, at the request of the Agent, promptly pay any amount expended by the Agent or the Banks in connection with such performance or attempted performance to the Agent at the Principal Office, together with interest thereon at the Default Rate from and including the date of such expenditure to but excluding the date such expenditure is paid in full. Notwithstanding the foregoing, it is expressly agreed that neither the Agent nor any Bank shall have any liability or responsibility for the performance of any obligation of the Borrower or any Obligated Party under any Loan Document. Under certain of the agreements the Agent has or may enter into under subsection 9.10(b)(iii)(B) with any party maintaining a Lockbox Account or other deposit account, the Agent may be obligated to pay certain amounts to the financial institution party thereto from time to time, including, without limitation, fees owed to such financial institutions arising from their lockbox and other deposit or cash management services and amounts sufficient to reimburse such financial institutions for the amount of any item deposited in or credited to the related account which is returned unpaid. In the event the Agent is required to pay any such amounts, the Agent shall notify the Borrower and the Borrower shall promptly pay to the Agent any amount so expended by Agent, together with interest at the Default Rate from and including the date of such expenditure to, but excluding the date that such expenditure is paid in full and if Borrower fails to make such payment, Agent shall have the option of automatically making a Swingline Loan in the amount so expended.

     Section 12.5 Set-off. If an Event of Default shall have occurred and be continuing, each Bank is hereby authorized at any time and from time to time, without notice to the Borrower (any such notice being hereby expressly waived by the Borrower), to set-off and apply any and all deposits (general, time, demand, provisional, or final) at any time held and other indebtedness at any time owing by such Bank to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under any Loan Document, irrespective of whether or not the Agent or such Bank shall have made any demand under such Loan Documents and although such obligations may be unmatured. Each Bank agrees promptly to notify the Borrower (with a copy to the Agent) after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights and remedies of each Bank hereunder are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Bank may have.

     Section 12.6 Continuing Event of Default. Any Default capable of being remedied shall exist and therefor continue until Agent shall have been provided evidence satisfactory to it that such Default has been remedied. Any Default not capable of being remedied shall exist and therefor continue until waived by the number of Banks required by Section 14.11.

                                   ARTICLE 13

                                   The Agent
                                   ---------

     Section 13.1 Appointment, Powers and Immunities. Each Bank hereby appoints and authorizes (and continues the authorization and appointment under the Original Agreement of) BankBoston, N.A. to act as its agent hereunder and under the other Loan Documents and to act as its Approved Bank Affiliates agent hereunder and under the other Loan Documents (such Affiliate by acceptance of the benefits of the Loan Documents hereby ratifying and continuing such appointment) with such powers as are specifically delegated to the Agent by the terms of the Loan Documents, together with such other powers as are reasonably incidental thereto. Neither the Agent nor any of its Affiliates, officers, directors, employees, attorneys, or agents shall be liable for any action taken or omitted to be taken by any of them hereunder or otherwise in connection with any Loan Document except for its or their own gross negligence or willful misconduct. Without limiting the generality of the preceding sentence, the Agent
(i) may treat each Secured Party as the party entitled to distributions hereunder until it receives written notice of the assignment or transfer thereof signed and in form satisfactory to the Agent, (ii) shall have no duties or responsibilities except those expressly set forth in the Loan Documents, and shall not by reason of any Loan Document be a trustee or fiduciary for any Secured Party, (iii) shall not be required to initiate any

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litigation  or  collection  proceedings  under any Loan  Document  except to the extent requested by the Required Banks, (iv) shall not be responsible to any Secured Party for any recitals, statements, representations, or warranties contained in any Loan Document, or any certificate or other documentation referred to or provided for in, or received by any of them under, any Loan
Document,  or  for  the  value,  validity,  effectiveness,   enforceability,  or
sufficiency of any Loan Document or any other documentation referred to or provided for therein or for any failure by any Person to perform any of its obligations thereunder, (v) may consult with legal counsel (including counsel for the Borrower), independent public accountants, and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants, or experts, and (vi) shall incur no liability under or in respect of any Loan Document by acting upon any notice, consent, certificate, or other instrument or writing believed by it to be genuine and signed or sent by the proper party or parties. As to any matters not expressly provided for by any Loan Document, the Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by the Required Banks, and such instructions of the Required Banks and any action taken or failure to act pursuant thereto shall be binding on all of the Secured Parties; provided, however, that the Agent shall not be required to take any action which exposes it to personal liability or which is contrary to any Loan Document or applicable law.

     Section 13.2 Rights of the Agent as a Bank. With respect to its Commitment, the Loans made by it and the Notes issued to it, BankBoston, N.A. (and any successor acting as the Agent) in its capacity as a Bank hereunder shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not acting as the Agent, and the term "Bank" or "Banks" shall, unless the context otherwise indicates, include the Agent in its individual capacity. The Agent and its Affiliates may (without having to account therefor to any Secured Party) accept deposits from, lend money to, act as trustee under indentures of, provide merchant banking services to, and generally engage in any kind of banking, trust, or other business with the Borrower, any of the Subsidiaries, any Obligated Party, and any other Person who may do business with or own securities of the Borrower, any Subsidiary, or any Obligated Party, all as if it were not acting as the Agent and without any duty to account therefor to the Secured Parties.

     Section 13.3 Defaults. The Agent shall not be deemed to have knowledge or notice of the occurrence of a Default (other than the non-payment of principal of or interest on the Loans or of commitment fees) unless the Agent has received notice from a Bank or the Borrower specifying such Default and stating that such notice is a "Notice of Default." In the event that the Agent receives such a notice of the occurrence of a Default, the Agent shall give prompt notice thereof to the Banks (and shall give each Bank prompt notice of each such non-payment). The Agent shall (subject to Section 13.1) take such action with respect to such Default as shall be directed by the Required Banks, provided that unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable and in the best interest of the Banks.

     Section 13.4 Indemnification. THE BANKS HEREBY AGREE TO INDEMNIFY THE AGENT FROM AND HOLD THE AGENT HARMLESS AGAINST (TO THE EXTENT NOT REIMBURSED UNDER SECTIONS 14.1 AND 14.2, BUT WITHOUT LIMITING THE OBLIGATIONS OF THE BORROWER UNDER SECTIONS 14.1 AND 14.2), RATABLY IN ACCORDANCE WITH THEIR RESPECTIVE COMMITMENT PERCENTAGES, ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, DEFICIENCIES, SUITS, COSTS, EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS' FEES), AND DISBURSEMENTS OF ANY KIND OR NATURE

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

WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST THE AGENT IN ANY WAY RELATING TO OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY ACTION TAKEN OR OMITTED TO BE TAKEN BY THE AGENT UNDER OR IN RESPECT OF ANY OF THE LOAN DOCUMENTS; PROVIDED, THAT NO BANK SHALL BE LIABLE FOR ANY PORTION OF THE FOREGOING TO THE EXTENT CAUSED BY THE AGENT'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. WITHOUT LIMITATION OF THE FOREGOING, IT IS THE EXPRESS INTENTION OF THE BANKS THAT THE AGENT SHALL BE INDEMNIFIED HEREUNDER FROM AND HELD HARMLESS AGAINST ALL OF SUCH LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, DEFICIENCIES, SUITS, COSTS, EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS' FEES), AND DISBURSEMENTS OF ANY KIND OR NATURE DIRECTLY OR INDIRECTLY ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF THE AGENT. WITHOUT LIMITING ANY OTHER PROVISION OF THIS SECTION, EACH BANK AGREES TO REIMBURSE THE AGENT PROMPTLY UPON DEMAND FOR ITS PRO RATA SHARE (CALCULATED ON THE BASIS OF THE COMMITMENT PERCENTAGES) OF ANY AND ALL OUT-OF-POCKET EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS'
FEES) INCURRED BY THE AGENT IN CONNECTION WITH THE PREPARATION, EXECUTION, DELIVERY, ADMINISTRATION, MODIFICATION, AMENDMENT, OR ENFORCEMENT (WHETHER THROUGH NEGOTIATIONS, LEGAL PROCEEDINGS, OR OTHERWISE) OF, OR LEGAL ADVICE IN RESPECT OF RIGHTS OR RESPONSIBILITIES UNDER, THE LOAN DOCUMENTS, TO THE EXTENT THAT THE AGENT IS NOT REIMBURSED FOR SUCH EXPENSES BY THE BORROWER.

     Section 13.5 Independent Credit Decisions. Each Bank agrees that it has independently and without reliance on the Agent or any other Bank, and based on such documentation and information as it has deemed appropriate, made its own credit analysis of the Borrower and decision to enter into any Loan Document and that it will, independently and without reliance upon the Agent or any other Bank, and based upon such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under any Loan Document. Except as otherwise specifically set forth herein, the Agent shall not be required to keep itself informed as to the performance or observance by the Borrower or any Obligated Party of any Loan Document or to inspect the properties or books of the Borrower or any Obligated Party. Except for notices, reports, and other documents and information expressly required to be furnished to the Banks by the Agent hereunder or under the other Loan Documents, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other financial information concerning the affairs, financial condition, or business of the Borrower or any Obligated Party (or any of their Affiliates) which may come into the possession of the Agent or any of its Affiliates.

     Section 13.6 Several Commitments. The Commitments and other obligations of the Banks under any Loan Document are several. The default by any Bank in making a Loan in accordance with its Commitment shall not relieve the other Banks of their obligations under any Loan Document. In the event of any default by any Bank in making any Loan, each nondefaulting bank shall be obligated to make its Loan but shall not be obligated to advance the amount which the defaulting Bank was required to advance hereunder. No Bank shall be responsible for any act or omission of any other Bank.

     Section 13.7 Successor Agent. Subject to the appointment and acceptance of a successor Agent as provided below, the Agent may resign at any time by giving notice thereof to the Banks and the Borrower and the Agent may be removed at any time by the Required Banks if it has breached its

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


obligations under the Loan Documents. Upon any such resignation or removal, the Required Banks will have the right to appoint a successor Agent with the Borrower's consent, which shall not be unreasonably withheld. If no successor Agent shall have been so appointed by the Required Banks and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving of notice of resignation or the Required Banks' removal of the retiring Agent, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a commercial bank organized under the laws of the United States of America or any State thereof and having combined capital and surplus of at least Five Hundred Million Dollars ($500,000,000). Upon the acceptance of its appointment as successor Agent, such successor Agent shall thereupon succeed to and become vested with all rights, powers, privileges, immunities, contractual obligations, and duties of the resigning or removed Agent including, without limitation, all obligations under any Letters of Credit and Swingline Loans, and the resigning or removed Agent shall be discharged from its duties and obligations under the Loan Documents, including, without limitation, its obligations under all Letters of Credit and under the Swingline Commitment. After any Agent's resignation or removal as the Agent, the provisions of this
Article 13 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was the Agent.

     Section 13.8 Agent Fee. The Borrower agrees to pay to the Agent on June 5th of each year the administrative agent fee described in that certain commitment letter dated May 15, 1997, between the Borrower and BankBoston, N.A.

     Section 13.9 Deposit Accounts held at Agent. The Concentration Account and any other deposit account of Borrower or a Significant Subsidiary held at BankBoston, N.A. (all such accounts, other than the Concentration Account, herein the "BankBoston Accounts") are maintained by BankBoston, N.A., in its capacity as Agent hereunder to perfect the security interest held for the benefit of the Secured Parties therein. Withdrawals from the Concentration Account shall only be made in accordance with subsection 5.4(b)(iv). When no Event of Default exists, the Borrower or applicable Significant Subsidiary is entitled to make withdrawals from and deposits into the BankBoston Accounts. When an Event of Default exists, the Agent shall be the only party entitled to make withdrawals from the BankBoston Accounts. If the Agent exercises any right of setoff against any BankBoston Account, the amount so setoff shall be applied as proceeds of Collateral in accordance with Section 5.6; provided that the Agent shall be entitled to charge, or setoff against, the BankBoston Accounts and retain for its own account, any customary fees, costs, charges and expenses owed to it in connection with the opening, operating and maintaining the BankBoston Accounts and for the amount of any item credited to a BankBoston Account which is subsequently returned for any reason.

     Section 13.10 Co-Agent. Comerica Bank, Credit Lyonnais New York Branch, and Wells Fargo Bank (Texas), National Association have each been designated as a co-agent hereunder for no reason other than in recognition of the level of their respective Commitments. No such Bank is therefore an agent for the Banks nor shall any such Bank have any obligations under the Loan Documents other than those arising in its capacity as a Bank.

     Section 13.11 Approved Bank Affiliates Rights. No Approved Bank Affiliate shall have any right to give any direction to the Agent in the exercise of the Agent's rights and obligations under the Loan Documents nor does an Approved Bank Affiliate have any right to consent to, or vote on, any matter hereunder except as specifically set forth in Section 14.11. As provided in Section 13.1, the Agent shall have no duties or responsibilities to any Approved Bank Affiliate except those expressly set forth in the Loan Documents.

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                                   ARTICLE 14

                                 Miscellaneous
                                 -------------

     Section 14.1 Expenses. The Borrower hereby agrees to pay on demand: (a) all costs and expenses of the Agent arising in connection with the preparation, negotiation, execution, and delivery of the Loan Documents and any and all amendments or other modifications to the Loan Documents, including, without limitation, the reasonable fees and expenses of legal counsel for the Agent; (b) all fees, costs, and expenses of the Agent arising in connection with any Letter of Credit or any Swingline Loan, including the Agent's customary fees for amendments, transfers, and drawings on Letters of Credit; (c) all costs and expenses of the Agent and the Banks in connection with any Default and the enforcement of any Loan Document, including, without limitation, the reasonable fees and expenses of legal counsel for the Agent and each Bank; (d) all transfer, stamp, documentary, or other similar taxes, assessments, or charges levied by any Governmental Authority in respect of any Loan Document; (e) all costs, expenses, assessments, and other charges incurred in connection with any filing, registration, recording, or perfection of any security interest or Lien contemplated by any Loan Document; (f) all costs, expenses, and other charges incurred in obtaining any collateral audit or in obtaining any valuation or appraisal of Borrower, any Subsidiary or any of the Collateral subject to the limitations on the Borrower's obligation to pay the costs of appraisals set out in subsection 9.10 (d) and provided that if no Default exists, Borrower shall not have an obligation to pay for more than one (1) collateral audit each calendar year; and (g) all other costs and expenses incurred by the Agent in connection with any Loan Document. Notwithstanding the foregoing, the Borrower shall not be obligated to pay the fees and expenses of Policano & Manzo, L.L.C. incurred after the Closing Date in an amount in excess of Seventy-Five Thousand Dollars ($75,000) during each calendar year; excluding in the calculation of such cap, any fees and expenses incurred (i) prior to the Closing Date or (ii) during the existence of an Event of Default. The Banks agree, absent conflicts of interest, to employ one counsel to represent them in connection with the matters described in clause (c); provided (i) Agent may retain separate counsel to represent it in its capacity as Agent and (ii) the failure of the Banks to employ one counsel, if such failure arose out of the need to avoid conflicts of interest, shall not affect each Bank's right to receive reimbursement under this
Section 14.1.

     Section 14.2 Indemnification. SUBJECT TO THE LIMITATION ON THE REIMBURSEMENT OF EXPENSES SET FORTH IN SUBSECTION 9.10(d) AND SECTION 14.1, THE BORROWER SHALL INDEMNIFY THE AGENT AND EACH BANK AND EACH AFFILIATE THEREOF AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, AND AGENTS FROM, AND HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS' FEES) TO WHICH ANY OF THEM MAY BECOME SUBJECT WHICH DIRECTLY OR INDIRECTLY ARISE FROM OR RELATE TO (A) THE NEGOTIATION, EXECUTION, DELIVERY, PERFORMANCE, ADMINISTRATION, OR ENFORCEMENT OF ANY OF THE LOAN DOCUMENTS, (B) ANY OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS, (C) ANY BREACH BY THE BORROWER OR ANY OBLIGATED PARTY OF ANY REPRESENTATION, WARRANTY, COVENANT, OR OTHER AGREEMENT CONTAINED IN ANY OF THE LOAN DOCUMENTS, (D) THE PRESENCE, RELEASE, THREATENED RELEASE, DISPOSAL,
REMOVAL, OR CLEANUP OF ANY HAZARDOUS MATERIAL LOCATED ON, ABOUT, WITHIN, OR AFFECTING ANY OF THE PROPERTIES OR ASSETS OF THE BORROWER OR ANY SUBSIDIARY, (E) THE USE OR PROPOSED USE OF ANY LETTER OF CREDIT OR ANY PAYMENT OR FAILURE TO PAY WITH RESPECT TO ANY LETTER OF CREDIT, (G) ANY AND ALL TAXES, LEVIES, DEDUCTIONS, AND CHARGES IMPOSED ON THE AGENT OR ANY BANK IN RESPECT OF ANY LETTER OF CREDIT, OR (G) ANY INVESTIGATION, LITIGATION,

OR OTHER PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY THREATENED INVESTIGATION, LITIGATION, OR OTHER PROCEEDING RELATING TO ANY OF THE FOREGOING; PROVIDED THAT THE PERSON ENTITLED TO BE INDEMNIFIED UNDER THIS SECTION SHALL NOT BE INDEMNIFIED FROM OR HELD HARMLESS AGAINST ANY LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, OR EXPENSES ARISING OUT OF OR RESULTING FROM ITS GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. WITHOUT LIMITING ANY PROVISION OF ANY LOAN DOCUMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH PERSON TO BE INDEMNIFIED UNDER THIS SECTION SHALL BE INDEMNIFIED FROM AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS' FEES) ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH PERSON.

     Section 14.3 Limitation of Liability. None of the Agent, any Bank, or any Affiliate, officer, director, employee, attorney, or agent thereof shall have any liability with respect to, and the Borrower and, by the execution of the Loan Documents to which it is a party each Obligated Party, hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, consequential, or punitive damages suffered or incurred by the Borrower or any Obligated Party in connection with, arising out of, or in any way related to any of the Loan Documents, or any of the transactions contemplated by any of the Loan Documents.

     Section 14.4 No Duty. All attorneys, accountants, appraisers, and other professional Persons and consultants retained by the Agent or any Bank shall have the right to act exclusively in the interest of the Agent and the Banks and shall have no duty of disclosure, duty of loyalty, duty of care, or other duty or obligation of any type or nature whatsoever to the Borrower or any of the Borrower's shareholders or any other Person.

     Section 14.5 No Fiduciary Relationship. The relationship between the Borrower and the Obligated Parties on the one hand and the Agent and each Bank on the other is solely that of debtor and creditor, and neither the Agent nor any Bank has any fiduciary or other special relationship with the Borrower or any Obligated Parties, and no term or condition of any of the Loan Documents shall be construed so as to deem the relationship between the Borrower and the Obligated Parties on the one hand and the Agent and each Bank on the other hand to be other than that of debtor and creditor.

     Section 14.6 Equitable Relief. The Borrower recognizes that in the event the Borrower or any Obligated Party fails to pay, perform, observe, or discharge any or all of the obligations under the Loan Documents, any remedy at law may prove to be inadequate relief to the Agent and the Banks. The Borrower therefore agrees that the Agent and the Banks, if the Agent or the Required Banks so request, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

     Section 14.7 No Waiver; Cumulative Remedies. No failure on the part of the Agent or any Bank to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under any Loan Document preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in the Loan Documents are cumulative and not exclusive of any rights and remedies provided by law.

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     Section 14.8 Successors and Assigns.

          (a) This Agreement shall be binding upon and inure to the benefit of the parties hereto, the Approved Bank Affiliates and their respective successors and assigns. The Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Agent and all of the Banks. Any Bank may sell participations to one or more banks or other institutions in or to all or a portion of its rights and obligations under the Loan Documents (including, without limitation, all or a portion of its Commitment, the Loans owing to it and the Letter of Credit Liabilities and Swingline Loans which it has made or in which it has a participating interest); provided, however, that (i) such Bank's obligations under the Loan Documents (including, without limitation, its Commitments) shall remain unchanged, (ii) such Bank shall remain solely responsible to the Borrower for the performance of such obligations, (iii) such Bank shall remain the holder of its Notes and owner of its participation or other interests in Letter of Credit Liabilities and Swingline Loans for all purposes of any Loan Document, (iv) the Borrower shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under the Loan Documents, and (v) such Bank shall not sell a participation that conveys to the participant the right to vote or give or withhold consents under any Loan Document, other than the right to vote upon or consent to (1) any increase of such Bank's Commitments, (2) any reduction of the principal amount of, or interest to be paid on, the Loans or other Obligations of such Bank, (3) any reduction of any commitment fee, letter of credit fee, or other amount payable to such Bank under any Loan Document, (4) any postponement of any date for the payment of any amount payable in respect of the Loans or other Obligations of such Bank, or (5) the release of any Collateral or the release of the Borrower or any Obligated Party from liability arising under the Loan Documents (except as may otherwise result from a dissolution permitted under Section 10.3).

          (b) The Borrower and each of the Banks agree that any Bank (the "Assigning Bank") may at any time assign to an Eligible Assignee all, or a proportionate part of all, of its rights and obligations under the Loan Documents (including, without limitation, its Commitments and Loans and participation interests) (each an "Assignee"); provided, however, that:

               (i) each such assignment shall be of a consistent, and not a varying, percentage of all of the Assigning Bank's rights and obligations under the Loan Documents;

               (ii) except in the case of an assignment of all of a Bank's rights and obligations under the Loan Documents, the amount of the Commitments of the Assigning Bank being assigned or if any Commitment has terminated, the outstanding principal amount of the related Loans, pursuant to each assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than Five Million Dollars ($5,000,000);

               (iii) the parties to each such assignment shall execute and deliver to the Agent for its acceptance and recording in the Register (as defined below), an Assignment and Acceptance, together with the Notes subject to such assignment, and shall deliver to the Agent a processing and recordation fee of Three Thousand Dollars ($3,000) payable by the Assigning Bank or the Assignee (and not the Borrower);

               (iv) the Agent must consent to such assignment, which consent shall not be unreasonably withheld and shall be evidenced by the Agent's execution of the Assignment and Acceptance; provided however, the Agent's consent shall not be required if the Assignee is an Affiliate of the Assigning Bank; and

               (v) if no Default exists and such assignment will result in the Assignee, along with its Affiliates, holding more than twenty-five percent (25.0%) of the sum of (A) the unfunded Commitments, plus (B) the outstanding Term Loans, plus (C) the Outstanding Revolving Credit, then the Borrower must consent to such assignment, which consent shall not be unreasonably withheld and shall be evidenced by the Borrower's execution of the Assignment and Acceptance; provided however, the Borrower's consent shall not be required if the Assignee is an Affiliate of the Assigning Bank.

          Upon such execution, delivery, acceptance, and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof, or, if so specified in such Assignment and Acceptance, the date of acceptance thereof by the Agent, (x) the assignee thereunder shall be a party hereto as a "Bank" and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Bank hereunder and under the Loan Documents and (y) the Bank that is an assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights (other than its indemnity and expense reimbursement rights for the period prior to the effective date of the assignment) and be released from its obligations under the Loan Documents (and, in the case of an Assignment and Acceptance covering all or the remaining portion of a Bank's rights and obligations under the Loan Documents, such Bank shall cease to be a party thereto). The term "Eligible Assignee" means any Person; provided that, any such Person (i) must, if no Event of Default exists, represent that it is not, and is not acting on behalf of, any Person identified on Schedule 14.8; (ii) must represent that it is not subject to any legal or contractual restrictions on its ability to fund the obligations of a Bank under the Loan Documents; and (iii) must represent that it is capable of making revolving extensions of credit of the type contemplated hereby in accordance with the terms hereof. No Assigning Bank making an assignment to an Assignee in good faith shall have any liability to the Borrower, Agent, any other Bank or any Obligated Party for the failure of any of the representations made by such Assignee to be true.

               (c) The Agent shall maintain at its Principal Office a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Banks and the Commitments of, and principal amount of the Loans owing to and Letter of Credit Liabilities and Swingline Loans participated in by, each Bank from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agent, and the Banks may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes under the Loan Documents. The Register shall be available for inspection by the Borrower or any Bank at any reasonable time and from time to time upon reasonable prior notice.

               (d) Upon its receipt of an Assignment and Acceptance executed by an Assigning Bank and Assignee representing that it is an Eligible Assignee, together with any Notes subject to such assignment, the Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit "F", (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register, and (iii) give prompt written notice thereof to the

          Borrower. Within five (5) Business Days after its receipt of such notice the Borrower, at its expense, shall execute and deliver to the Agent in exchange for the surrendered Notes new Notes to the order of such Eligible Assignee in an amount equal to the Commitments or Loans assumed by it pursuant to such Assignment and Acceptance and, if the Assigning Bank has retained Commitments or Loans, Notes to the order of the Assigning Bank in an amount equal to the Commitments and Loans retained by it hereunder (each such promissory note shall constitute a "Note" for purposes of the Loan Documents). Such new Notes shall be in an aggregate principal amount of the surrendered Notes, shall be dated the effective date of such Assignment and Acceptance, and shall otherwise be in substantially the form of the applicable Exhibit hereto.

               (e) Any Bank may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section, disclose to the Assignee or participant or proposed Assignee or participant, any information relating to the Borrower or the Subsidiaries furnished to such Bank by or on behalf of the Borrower or the Subsidiaries.

     Section 14.9 Survival. All representations and warranties made in any Loan Document or in any document, statement, or certificate furnished in connection with any Loan Document shall survive the execution and delivery of the Loan Documents and no investigation by the Agent or any Bank or any closing shall affect the representations and warranties or the right of the Agent or any Bank to rely upon them. Without prejudice to the survival of any other obligation of the Borrower hereunder, the obligations of the Borrower under Article 6, Section 14.1, and Section 14.2 shall survive repayment of the Notes and termination of the Commitments and the Letters of Credit.

     Section 14.10 Entire Agreement; Amended and Restatement; Release. THIS AGREEMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS REFERRED TO HEREIN EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF (INCLUDING, WITHOUT LIMITATION, THAT CERTAIN COMMITMENT LETTER DATED MAY 15, 1997 AMONG THE BORROWER, BANKBOSTON, N.A., AND BANKBOSTON SECURITIES, INC. AND THE ORIGINAL AGREEMENT) AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES THERETO. This Agreement amends and restates in its entirety the Original Agreement. The execution of this Agreement, the Notes and the other Loan Documents executed in connection herewith does not extinguish the indebtedness outstanding in connection with the Original Agreement nor does it constitute a novation with respect to such indebtedness. THE BORROWER REPRESENTS AND WARRANTS THAT AS OF THE CLOSING DATE THERE ARE NO CLAIMS OR OFFSETS AGAINST OR DEFENSES OR COUNTERCLAIMS TO ITS OR ANY OBLIGATED PARTIES' OBLIGATIONS UNDER THE ORIGINAL AGREEMENT, THE SWAP DOCUMENTS, THE DOCUMENTATION RELATING TO THE DEPOSIT AND CASH MANAGEMENT SERVICES AND ANY OPERATING OR CAPITAL LEASE ENTERED INTO WITH A SECURED PARTY (ANY OF THE DOCUMENTS EXECUTED IN CONNECTION WITH ANY OF THE FORGOING OR ANY OF THE LOAN DOCUMENTS COLLECTIVELY, THE "TRANSACTION DOCUMENTS"). TO INDUCE THE BANKS AND THE AGENT TO ENTER INTO THIS AGREEMENT, THE BORROWER AND, BY THE EXECUTION OF THE LOAN DOCUMENTS TO WHICH IT IS A PARTY, EACH OBLIGATED PARTY WAIVES ANY AND ALL CLAIMS, OFFSETS, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE HEREOF AND HEREBY RELEASES AGENT, THE BANKS,

THE OTHER SECURED PARTIES, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS AND ATTORNEYS (COLLECTIVELY THE "RELEASED PARTIES") FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITY, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED WHICH THE BORROWER OR ANY OBLIGATED PARTY EVER HAD, NOW HAS, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE CLOSING DATE AND FROM OR IN CONNECTION WITH THE TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

     Section 14.11 Amendments. No amendment or waiver of any provision of any Loan Document to which the Borrower is a party, nor any consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be agreed or consented to by the Required Banks and the Borrower, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no amendment, waiver, or consent shall, unless in writing and signed by all of the Banks and the Borrower, do any of the following: (a) increase the Commitments of the Banks; (b) reduce the principal of, or interest on, the Notes, the Reimbursement Obligations, or any fees or other amounts payable hereunder; (c) postpone any date fixed for any payment of principal of, or interest on, the Notes, the Reimbursement Obligations, or any fees or other amounts payable hereunder; (d) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes or the Letter of Credit Liabilities or the number of Banks which shall be required for the Banks or any of them to take any action under any Loan Document; (e) change any provision contained in this Section 14.11; (f) change
Section 10.8, Schedule 10.8, Section 5.6, the definition of the terms Obligations, Primary Obligations, Secondary Obligations, or Secured Parties; (g) except as permitted by Section 10.8, release any Collateral or release the Borrower or any Obligated Party from any liability, including, but not limited to, the release of any Obligated Party from a Guaranty or other Loan Document; or (h) waive or amend any of the conditions specified in Article 7. Notwithstanding anything to the contrary contained in this Section, (i) no amendment, waiver, or consent shall be made with respect to Section 2.7, Section 2.8, or Article 13 without the prior written consent of the Agent; and (ii) no amendment, waiver, or consent shall be made with respect to Section 5.6 or the definitions of the terms Obligations, Primary Obligations, Secondary Obligations, or Secured Parties in any manner that might adversely effect the Approved Bank Affiliates without the prior written consent of the Approved Bank Affiliates who hold at least sixty-six and two-thirds percent (66 2/3%) of the then outstanding liquidated Obligations.

     Section 14.12 Maximum Interest Rate.

          (a) No interest rate specified in any Loan Document shall at any time exceed the Maximum Rate. If at any time the interest rate (the "Contract Rate") for any Obligation shall exceed the Maximum Rate, thereby causing the interest accruing on such Obligation to be limited to the Maximum Rate, then any subsequent reduction in the Contract Rate for such Obligation shall not reduce the rate of interest on such Obligation below the Maximum Rate until the aggregate amount of interest accrued on such Obligation equals the aggregate amount of interest which would have accrued on such Obligation if the Contract Rate for such Obligation had at all times been in effect.

          (b) No provision of any Loan Document shall require the payment or the collection of interest in excess of the maximum amount permitted by applicable law. If any excess of interest in such respect is hereby provided for, or shall be adjudicated to be so provided, in any Loan Document or otherwise in connection with this loan transaction, the provisions of this Section shall govern and prevail and neither the Borrower nor the sureties, guarantors, successors, or assigns of the Borrower shall be obligated to pay the excess amount of such interest or any other excess sum paid for the use, forbearance, or detention of sums loaned pursuant hereto. In the event any Bank ever receives, collects, or applies as interest any such sum, such amount which would be in excess of the maximum amount permitted by applicable law shall be applied as a payment and reduction of the principal of the Obligations; and, if the principal of the Obligations has been paid in full, any remaining excess shall forthwith be paid to the Borrower. In determining whether or not the interest paid or payable exceeds the Maximum Rate, the Borrower and each Bank shall, to the extent permitted by applicable law, (a) characterize any non-principal payment as an expense, fee, or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, and
     (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the Obligations so that interest for the entire term does not exceed the Maximum Rate.

     Section 14.13 Notices. All notices and other communications provided for in any Loan Document to which the Borrower or any Obligated Party is a party shall be given or made in writing and telecopied, mailed by certified mail return receipt requested, or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof and, if to an Obligated Party, at the address for notices for the Borrower; or, as to any party at such other address as shall be designated by such party in a notice to each other party given in accordance with this Section. Except as otherwise provided in any Loan Document, all such communications shall be deemed to have been duly given when transmitted by telecopy, subject to telephone confirmation of receipt, or when personally delivered or, in the case of a mailed notice, three (3) Business Days after being duly deposited in the mails, in each case given or addressed as aforesaid; provided, however, notices to the Agent pursuant to Section 2.7 or Section 5.3 shall not be effective until received by the Agent.

     Section 14.14 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America.

     Section 14.15 Counterparts. This Agreement may be executed in one or more counterparts and on telecopy counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

     Section 14.16 Severability. Any provision of any Loan Document held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of any Loan Document and the effect thereof shall be confined to the provision held to be invalid or illegal.

     Section 14.17 Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

     Section 14.18 Non-Application of Chapter 346 of Texas Finance Code. The provisions of Chapter 346 of the Texas Finance are specifically declared by the parties hereto not to be applicable to any Loan Documents or to the transactions contemplated thereby.

     Section 14.19 Construction. The Borrower, each Obligated Party (by its execution of the Loan Documents to which it is a party), the Agent, and each Bank acknowledges that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review the Loan Documents with its legal counsel and that the Loan Documents shall be construed as if jointly drafted by the parties thereto.

     Section 14.20 Independence of Covenants. All covenants under the Loan Documents shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default if such action is taken or such condition exists.

     Section 14.21 Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY OR THE ACTIONS OF THE AGENT OR ANY BANK IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

     Section 14.22 Confidentiality. The Agent and each Bank (each a "Lending Party") agrees to keep any Designated Information (as defined below) delivered or made available by the Borrower to it confidential from anyone other than Persons employed or retained by such Lending Party who are, or are expected to be, engaged in evaluating, approving, structuring, or administering the credit facility provided herein; provided that nothing herein shall prevent any Lending Party from disclosing such Designated Information: (a) to any other Lending Party, (b) to any other Person on a need to know basis if reasonably incidental to the administration of the credit facility provided herein, (c) upon the order of any court or administrative agency, (d) upon the request or demand of any regulatory agency or authority, (e) which had been publicly disclosed other than as a result of a disclosure by any Lending Party prohibited by this Agreement,
(f) in connection with any litigation to which such Lending Party or any of its Affiliates may be a party, (g) to the extent necessary in connection with the exercise of any remedy hereunder, (h) to such Lending Party's legal counsel and independent auditors, (i) to any Affiliate of such Lending Party, solely in connection with this Agreement, and (j) subject to written provisions substantially similar (but no less stringent) to those contained in this Section, to any actual or proposed participant or assignee of any of its rights and obligations under the Loan Documents in accordance with the terms hereof. The term "Designated Information" means any information which has been designated by the Borrower in writing as confidential. Each Lending Party acknowledges that the equity securities issued by Borrower are publicly traded, the Borrower is subject to the reporting and certain other requirements of the federal securities laws and such Lending Party is generally familiar with the federal securities laws.

     Section 14.23 Waiver of Continuing Defaults. Subject to the satisfaction of the conditions set forth in Section 7.1, the Agent and the Banks waive the Continuing Defaults (as defined in the Forbearance Agreement) and agree not to exercise any rights and remedies available as a result of the occurrence thereof. The Borrower and, by the execution of the Loan Documents to which it is a party, each Obligated Party agree that the foregoing waiver shall not constitute and shall not be deemed a waiver of any of the obligations under the Loan Documents, or a waiver of any rights or remedies arising as a result of the failure to observe and perform such obligations. The failure of the Borrower or any Obligated Party to strictly comply with its obligations under the Loan Documents will result in the occurrence of a Default in accordance with the terms hereof.

     Section 14.24 Conflict with Loan Documents. In the event of any direct conflict between the provisions of this Agreement and the provisions of any other Loan Document, the provisions of this Agreement shall control.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                    BORROWER:

                                    DARLING INTERNATIONAL INC.


                                    By:
                                        ----------------------------
                                        Brad Phillips
                                        Treasurer

                                    Address for Notices:

                                    251 O'Connor Ridge Blvd., Suite 300
                                    Irving, Texas 75038
                                    Fax No.: 972-717-1588
                                    Telephone No.: 972-717-0300
                                    Attention: Treasurer

                                    AGENT:

Revolving Commitment:               BANKBOSTON, N.A.,
--------------------                individually as a Bank and as the Agent
$15,000,000.00

Swingline Commitment:               By: ----------------------------------------
--------------------                    Peter Haley
$7,500,000.00                           Vice President

Term Loan:                          Address for Notices:
---------                           -------------------
$4,078,000.11                       100 Federal Street
                                    Mail Stop 01-09-06
                                    Boston, MA 02110
                                    Fax No.:  617-434-2309
                                    Telephone No.: 617-434-7860
                                    Attention: ---------------------------------

                                    With a copy to:
                                    --------------
                                    BankBoston, N.A.
                                    100 Federal Street
                                    MA BOS 01-06-01
                                    Boston, Massachusetts 02110
                                    Phone: 617-434-5478
                                    Fax: 617-434-4775
                                    Attention:  Peter Haley


                                    Applicable Lending Office:
                                    -------------------------
                                    100 Federal Street
                                    Boston, MA 02110

                                    CO-AGENTS:
                                    ---------
Revolving Commitment:               CREDIT LYONNAIS NEW YORK BRANCH
--------------------
$12,600,000.00

Term Loan:                          By: ----------------------------------------
---------                               Name: ----------------------------------
$3,425,519.98                           Title: ---------------------------------

                                    Address for Notices:
                                    -------------------

                                    Credit Lyonnais New York Branch
                                    1301 Avenue of the Americas
                                    New York, New York 10019
                                    Fax No.: -----------------------------------
                                    Telephone: ---------------------------------
                                    Attention: ---------------------------------

                                    Applicable Lending Office:
                                    -------------------------

                                    Credit Lyonnais New York Branch
                                    1301 Avenue of the Americas
                                    New York, New York 10019

Revolving Commitment:               COMERICA BANK
--------------------
$12,600,000.00
                                    By: ----------------------------------------
Term Loan:                              Reginald M. Goldsmith, III
---------                               Vice President
$3,425,519.98

                                    Address for Notices:
                                    -------------------

                                    4100 Spring Valley Road, Suite 900
                                    Dallas, Texas  75244
                                    Fax No.: 214-818-2550
                                    Telephone No.: 214-818-2548
                                    Attn: Reginald M. Goldsmith

                                    Applicable Lending Office:
                                    -------------------------

                                    500 Woodward Avenue, 9th Floor
                                    Detroit, MI 48266
                                    Attn: Tina Azar

Revolving Commitment:               WELLS FARGO BANK (TEXAS), NATIONAL
--------------------                ASSOCIATION
$12,600,000.00
                                    By: ----------------------------------------
Term Loan:                              Name: ----------------------------------
---------                               Title: ---------------------------------
$3,425,519.98
                                    Address for Notices:
                                    -------------------

                                    Wells Fargo Bank
                                    1000 Louisiana
                                    Houston, Texas 77002
                                    Phone: 713-319-1403
                                    Fax: 713-250-7004
                                    Attention:  Roger Fruendt

                                    With a copy to:
                                    --------------

                                    201 3rd Street, 8th Floor
                                    San Francisco, CA  94103
                                    Fax No.:  415-979-0675
                                    Telephone No.: 415-477-5433
                                    Attention: Judy Chan

                                    Applicable Lending Office:
                                    -------------------------

                                    201 3rd Street, 8th Floor
                                    San Francisco, CA  94103

                                    OTHER BANKS:
                                    -----------

Revolving Commitment:               HARRIS TRUST AND SAVINGS BANK
--------------------
$12,600,000.00
                                    By: ----------------------------------------
Term Loan:                              Name: ----------------------------------
---------                               Title: ---------------------------------
$3,425,519.98
                                    Address for Notices:
                                    -------------------

                                    111 West Monroe Street, 18 West Floor
                                    Chicago, Illinois 60690
                                    Fax No.: -----------------------------------
                                    Telephone: ---------------------------------
                                    Attention: ---------------------------------

                                    Applicable Lending Office:
                                    -------------------------

                                    111 West Monroe
                                    Chicago, Illinois  60603

Revolving Commitment:               THE FIRST NATIONAL BANK OF CHICAGO
--------------------
$12,600,000.00
                                    By:-----------------------------------------
Term Loan:                              Name: ----------------------------------
---------                               Title: ---------------------------------
$3,425,519.98

                                    Address for Notices:
                                    -------------------

                                    One First National Plaza, Suite 0631
                                    Chicago, Illinois  60670
                                    Fax No.:  312-732-1775
                                    Telephone:  312-732-4728
                                    Attention: Phillip D. Martin

                                    Applicable Lending Office:
                                    -------------------------

                                    One First National Plaza
                                    Suite 0318
                                    Chicago, Illinois  60670

Revolving Commitment:               HIBERNIA NATIONAL BANK
--------------------
$7,800,000.00
                                    By: ----------------------------------------
Term Loan:                              Name: ----------------------------------
---------                               Title: ---------------------------------
$2,120,560.01
                                    Address for Notices:
                                    -------------------

                                    313 Carondelet, 12th Floor
                                    New Orleans, LA  70131
                                    Fax No.:  504-533-5344
                                    Telephone No.: 504-533-2878
                                    Attention: Christopher B. Pitre

                                    Applicable Lending Office:
                                    -------------------------

                                    313 Carondelet, 12th Floor
                                    New Orleans, LA  70131

Revolving Commitment:               THE SUMITOMO BANK, LIMITED
--------------------
$7,800,000.00
                                    By: ----------------------------------------
Term Loan:                              Name: ----------------------------------
---------                               Title: ---------------------------------
$2,120,560.01
                                        By: ------------------------------------
                                        Name: ----------------------------------
                                        Title: ---------------------------------

                                    Address for Notices:
                                    -------------------

                                    450 Lexington Avenue, Suite 1700
                                    New York, New York  10017
                                    Fax No.:  212-818-0867
                                    Telephone No.: 212-808-2325
                                    Attention:  Brian M. Smith

                                    Applicable Lending Office:
                                    -------------------------

                                    450 Lexington Avenue, Suite 1700
                                    New York, New York 10017

Revolving Commitment:               SUNTRUST BANK, ATLANTA
--------------------
$7,800,000.00
                                    By: ----------------------------------------
Term Loan:                              Name:  F. Steven Parrish
---------                               Title: Vice President
$2,120,560.01
                                        By: ------------------------------------
                                        Name: ----------------------------------
                                        Title: ---------------------------------

                                    Address for Notices:
                                    -------------------

                                    MC 176, 25th Floor
                                    25 Park Place
                                    Atlanta, GA  30302
                                    Fax No.:  404-230-5305
                                    Telephone No.:  404-724-3923
                                    Attention: F. Steven Parrish

                                    Applicable Lending Office:
                                    -------------------------

                                    MC 176, 25th Floor
                                    25 Park Place
                                    Atlanta, GA  30302

Revolving Commitment:               CREDIT AGRICOLE INDOSUEZ, as assignee of
--------------------                Caisse Nationale de Credit Agricole
$6,000,000.00

Term Loan:                          By: ----------------------------------------
---------                               Name: ----------------------------------
$1,631,199.98                           Title: ---------------------------------

                                    Address for Notices:
                                    -------------------

                                    55 East Monroe, Suite 4700
                                    Chicago, Illinois  60603
                                    Fax: No.:  312-372-3455
                                    Telephone: 312-917-7568
                                    Attention: Bradley Peterson

                                    Applicable Lending Office:
                                    -------------------------

                                    55 East Monroe, Suite 4700
                                    Chicago, Illinois  60603

Revolving Commitment:               THE FUJI BANK, LIMITED - NEW YORK BRANCH
---------------------
$7,800,000.00
                                    By: ----------------------------------------
Term Loan:                              Name: ----------------------------------
---------                               Title: ---------------------------------
$2,120,560.01
                                    Address for Notices:
                                    -------------------

                                    Two World Trade Center
                                    79th Floor
                                    New York, New York  10048-0042
                                    Fax No.: 212-321-9407
                                    Telephone No.: 212-898-2497
                                    Attn:  Noshin Osman

                                    With a copy to:
                                    --------------

                                    1 Houston Center
                                    1221 McKinney, Suite 4100
                                    Houston, Texas  77010
                                    Fax No.: 713-759-0048
                                    Telephone No.: 713-650-7863
                                    Attn:  Mark Polasek

                                    Applicable Lending Office:
                                    -------------------------

                                    Two World Trade Center
                                    79th Floor
                                    New York, New York 10048-0042

Revolving Commitment:               NATIONSBANK, N.A.
--------------------
$6,000,000.00
                                    By: ----------------------------------------
Term Loan:                              Name: ----------------------------------
---------                               Title: ---------------------------------
$1,631,199.98
                                    Address for Notices:
                                    -------------------

                                    901 Main Street, 66th Floor
                                    Dallas, Texas  75202
                                    Fax No.:  214-508-3533
                                    Telephone:  214-508-2023
                                    Attn: William E. Livingstone

                                    Applicable Lending Office:
                                    -------------------------

                                    901 Main Street, 66th Floor
                                    Dallas, Texas 75202

Revolving Commitment:               THE BANK OF NOVA SCOTIA
--------------------
$7,800,000.00
                                    By: ----------------------------------------
Term Loan:                              Name: ----------------------------------
---------                               Title: ---------------------------------
$2,120,560.01
                                    Address for Notices:
                                    -------------------

                                    600 Peachtree Street, N.E., Suite 2700
                                    Atlanta, Georgia  30308
                                    Fax No.:  404-888-8798
                                    Telephone No.: 404-877-1565
                                    Attn: Dottie Legista

                                    With a copy to:
                                    --------------

                                    1100 Louisiana, Suite 3000
                                    Houston, Texas  77002
                                    Fax No.:  713-752-2425
                                    Telephone No.: 713-759-3443
                                    Attn:  Paul Gonin

                                    Applicable Lending Office:
                                    -------------------------

                                    600 Peachtree Street, N.E., Suite 2700
                                    Atlanta, Georgia 30308

Revolving Commitment:               BANK ONE, TEXAS, N.A.
--------------------
$6,000,000.00
                                    By: ----------------------------------------
Term Loan:                              Name: ----------------------------------
---------                               Title: ---------------------------------
$1,631,199.98

                                    Address for Notices:
                                    -------------------

                                    One First National Plaza, Suite 0631
                                    Chicago, Illinois  60670
                                    Fax No.:  312-732-1775
                                    Telephone:  312-732-4728
                                    Attention: Phillip D. Martin

                                    Applicable Lending Office:
                                    -------------------------

                                    Bank One, Texas, N.A.
                                    500 W. Throckmorton Street, PG6
                                    Fort Worth, Texas 76101

                                INDEX TO EXHIBITS
                                -----------------

          Exhibit                  Description of Exhibit
          -------                  ----------------------

          "A"                      Revolving Note
          "B"                      Swingline Note
          "C"                      Term Note
          "D"                      Guaranty
          "E"                      Borrower Security Agreement
          "F"                      Subsidiary Security Agreement
          "G"                      Assignment and Acceptance
          "H"                      Compliance Certificate

                               INDEX TO SCHEDULES
                               ------------------

          Schedule                 Description of Schedule
          --------                 -----------------------

          1.1(a)                   Excluded Real Property
          8.6                      Title Exceptions
          8.10                     Pending Investigations by Taxing Authorities
          2.7(a)                   Existing Letters of Credit
          8.14                     List of Subsidiaries
          9.10(a)                  Vehicle Titles; Abandon Foreign Registrations
          10.1                     Existing Debt
          10.2                     Existing Liens
          10.5                     Existing Investments
          10.8                     Nonproductive Assets
          14.8                     Ineligible Assignees

                                 Schedule 1.1(a)
                                       to
                              Darling International
                                Credit Agreement

                             Excluded Real Property
                             ----------------------

================================================================================
State           City           Estimated             Comment/Basis
                                 Value
================================================================================
 ID          Twin Falls             $32,000   3.37 acres, building is 4,648 sq.
                                              ft. @ $5/per sq. ft., office is in
                                              disrepair.  1989 relator estimate.
--------------------------------------------------------------------------------
 LA            Crowly               $10,000   9.6 acres, plus cement ramp. Lease
                                              office at gas station.  1989
                                              Realtor estimate.
--------------------------------------------------------------------------------
 MI          Carrollton             $26,735   2 acres, plus 6,416 sq ft.
                                              building, 1988 Realtor estimate.
--------------------------------------------------------------------------------
 MN          Chatfield              $60,000   Approximately 4 acres, plus 9,600
                                              sq. ft. building.
--------------------------------------------------------------------------------
 MO           Republic              $13,800   39.54 acres, plus building, 1989
                                              Tax Assess.
--------------------------------------------------------------------------------
 OH        Chandlersville           $75,000   86 acres, 2 barns, trailer, 1989
                                              Realtor estimate.
--------------------------------------------------------------------------------
 PA         Philadelphia            $25,000   1.62 acres, 1990 Realtor estimate.
--------------------------------------------------------------------------------
 PA          Pittsburgh             $20,000   4.5 acres, 1990 Realtor estimate.
--------------------------------------------------------------------------------
 TX      Corpus Christi aka         $36,000   3 acres, 1988 Realtor estimate.
             Robbstown
--------------------------------------------------------------------------------
 WA          Sunnyside              $20,000   9.42 acres, 1990 Realtor estimate.
--------------------------------------------------------------------------------
 FL         Jacksonville           No Value   Below sea level and Phase I
                                              prohibits building on property.
--------------------------------------------------------------------------------
 IA             Tama                $25,000   General manager believes if we
                                              could get $50,000 we would do
                                              good.  Only offer of $25,000.
--------------------------------------------------------------------------------
 MI     Detroit (Wayne Soap)       No Value   Recommended to gift to city due to
                                              disrepair.  City does not want.
--------------------------------------------------------------------------------
 MI         Grand Rapids         $20,000 to   We have received offers, as
                                    $25,000   recently as January 1999
                                              ranging from $20,000 to $25,000.
--------------------------------------------------------------------------------
 NC          Goldsboro              $50,000   Broker in 1997 estimated at
                                              $50,000.
--------------------------------------------------------------------------------
 OH            Dayton              No Value   Recommended by Realtor as gift to
                                              city.
--------------------------------------------------------------------------------
 PA          Matamoras              $20,000   Broker estimates value at $20,000.
--------------------------------------------------------------------------------
 TX         Big Springs              $7,500   1996 received $7,500 for property,
                                              returned due to tank removal.
--------------------------------------------------------------------------------
 TX             Waco                $10,000   1998 received offer of $10,000.
--------------------------------------------------------------------------------
 VA           Bristol               $40,000   1997 broker opinion estimate.
--------------------------------------------------------------------------------
 WI          Fon du Lac             $50,000   1997 broker opinion letter
                                              estimate.
================================================================================

                                 Schedule 2.7(a)
                                       to
                              Darling International
                                Credit Agreement


                           Existing Letters of Credit
                           --------------------------

================================================================================
BENEFICIARY        EXP.     L/C #       CURRENT BALANCE   REASON FOR ISSUING L/C
                   DATE
================================================================================
Commissioner of    5/26/98  50102006    $750,000.00       Insurance Company of
Insurance                                                 Colorado, Inc.
  State of                                                  In lieu of surety
  Colorado                                                  bond.
--------------------------------------------------------------------------------
Port of Tacoma     5/26/98  50102008    $61,908.00        Darling International
                                                          Inc.
                                                            Satisfy lease
                                                            agreement.
                                                            10/01/95
--------------------------------------------------------------------------------
CIGNA Insurance    5/26/98  50102007    $2,390,000.00     Darling International
                                                          Inc.
                                                            Re-insurance
                                                            agreement
--------------------------------------------------------------------------------
Robert Frish       5/6/98   50102263    $337,500.00       Darling International
                                                          Inc.
                                                            Standard Tallow
                                                            Acquisition
--------------------------------------------------------------------------------
Burton A. Levy     5/6/98   50102264    $2,475,00.00      Darling International
                                                          Inc.
                                                            Standard Tallow
                                                            Acquisition
--------------------------------------------------------------------------------
William Frish      5/6/98   50102265    $337,500.00       Darling International
                                                          Inc.
                                                            Standard Tallow
                                                            Acquisition
--------------------------------------------------------------------------------
First Union        5/6/98   50102272    $84,375.00        Darling International
National Bank                                             Inc.
                                                            Standard Tallow
                                                            Acquisition
--------------------------------------------------------------------------------
Dewey R. Walker    11/11/97 50102396    $365,000.00       Darling International
                                                          Inc.
                                                            GREASCO Acquisition
--------------------------------------------------------------------------------
St. Paul Fire &    4/1/99   50062910    $5,600,000.00     Darling International
Marine Insurance                                          Inc.
                                                            Insurance coverage
================================================================================

                                  Schedule 8.6
                                       to
                              Darling International
                                Credit Agreement


                                Title Exceptions
                                ----------------

Petaluma, Sonoma County, CA  94592
     Clear Title in dispute due to portions of property lying in historic riverbed of Petaluma River.

                                  Schedule 8.10
                                       to
                              Darling International
                                Credit Agreement


                  Pending Investigations by Taxing Authorities
                  --------------------------------------------

1.   Darling International Inc. & Subsidiaries:
     Internal Revenue Service investigation of Income Taxes for Years 1994, 1995, 1996, 1997

2.   Darling International Inc.:
     Illinois Department of Revenue investigation of Sales/Use Taxes for the period July 1992 through June 1998

3.   Darling International Ltd.:
     Revenue Canada investigation of Income Taxes for Years 1992 through 1996

                                  Schedule 8.14
                                       to
                              Darling International
                                Credit Agreement

                              List of Subsidiaries
                              --------------------

                                                               =================================================
                                                                                      Ownership
================================================================================================================
                                         Jurisdiction of
                                          Incorporation                                              Issued and
     Name of                                   or              Borrower's        Authorized          Outstanding
     Subsidiary                Type       Organization             %              Capital              Capital
================================================================================================================

Darling Foreign Sales          Corp.    Virgin Islands          100%               1,000               1,000
Corporation
----------------------------------------------------------------------------------------------------------------
Darling International, Ltd.    Corp.    Ontario, Canada         100%              100,000              1,000
----------------------------------------------------------------------------------------------------------------
Food By-Product Recycling,     Corp.    Illinois                  *                30,000             13,500*
Inc.
----------------------------------------------------------------------------------------------------------------
Darling Properties, Inc.       Corp.    Delaware                100%                 10                  10
----------------------------------------------------------------------------------------------------------------
Eastern Shore Rendering        Corp.    Maryland                100%                100                 100
Company
----------------------------------------------------------------------------------------------------------------
Insurance Company of           Corp.    Colorado                100%                400                 400
Colorado, Inc.
----------------------------------------------------------------------------------------------------------------
International Processing       Corp.    Georgia                 100%         1,500,000 Class A   750,000 Class A
Corporation**                                                                      Common
                                                                             1,500,000 Class B   750,000 Class B
                                                                                   Common
----------------------------------------------------------------------------------------------------------------
International Transportation   Corp.    Delaware                100%             50 Class A        7.5 Class A
Service, Inc.**                                                                  50 Class B        7.5 Class B
----------------------------------------------------------------------------------------------------------------
The Standard Tallow            Corp.    New Jersey              100%            228 Class A      58.0656 Class A
Corporation**                                                                    72 Class B         72 Class B
                                                                                150 Class C         0 Class C
                                                                                72.75 Class D    52.2094 Class D
                                                                                 75 Class E         75 Class E
----------------------------------------------------------------------------------------------------------------
Standard Rendering Company     Corp.    Delaware                100%                 10                  10
----------------------------------------------------------------------------------------------------------------
The Van Iderstine Company      Corp.    Delaware                100%                 10                  10
----------------------------------------------------------------------------------------------------------------
Darling Restaurant Services    Corp.    Delaware                100%               1,000                100
Inc.**
----------------------------------------------------------------------------------------------------------------
Esteem Products Inc.**         Corp.    Delaware                100%               1,000                100
================================================================================================================

*All of the outstanding stock of Food By-Product Recycling, Inc. is held by International Transportation Service, Inc., a 100% owned subsidiary of Darling International Inc.

** Indicates a Significant Subsidiary.

                                Schedule 9.10(a)
                                       to
                              Darling International
                                Credit Agreement


                           A. Excluded Vehicle Titles
                              -----------------------

======================================================================================================
 State          Description                       Ledger Date        Serial No.         Net Book Value
Located                                                                                   @ 10-31-98
======================================================================================================
TRUCKS & TRACTORS
------------------------------------------------------------------------------------------------------
KS      1985 FORD C&C                               1/2/94       1FDRRXOU6FVA62550              98.98
------------------------------------------------------------------------------------------------------
MD      UNIT 6009 1989 FORD F&B TRUCK               1/2/94       1FDYW82A6JVA57048             293.27
------------------------------------------------------------------------------------------------------
MD      #895 1985 WHITE TRACTOR                     1/2/94       1WUBDCCE6FN105264           1,865.19
------------------------------------------------------------------------------------------------------
FL      #F55 1994 PETERBUILT BULK GREASE PUMPER     3/16/1997    1XPMH77X3RM808220          35,674.11
------------------------------------------------------------------------------------------------------
MN      1986 VOLVO N-12 TRACTOR                     1/2/94       YV5N2AXHU018233             1,937.30
------------------------------------------------------------------------------------------------------
MN      1986 WHITE TRUCK                            1/2/94       1WXAAB5D7GN110792           1,778.83
------------------------------------------------------------------------------------------------------
MN      1985 INTERNATIONAL TRUCK                    1/2/94       1HTZTLBN3FHA30750           1,468.18
------------------------------------------------------------------------------------------------------
NE      1989 FORD LN7000                            1/2/94       1FDXK74P0KVA49046           1,869.65
------------------------------------------------------------------------------------------------------
IL      1977 CHEVROLET PICKUP T15                   12/11/1997   CCE617V120051               3,493.58
------------------------------------------------------------------------------------------------------
OH      UNIT 3007 1984 INTERNATIONAL T/A TRUCK      1/2/94       1HTZTLBN1EHA40823           1,204.46
------------------------------------------------------------------------------------------------------
NE      1993 BUICK LE SABRE                         1/2/94       1G4HP53L3PH539432           2,667.26
------------------------------------------------------------------------------------------------------
ID      1985 INTERROGATORY DEAD STOCK TRUCK         1/2/94       1HTZTLBN1FHA30987           1,469.98
------------------------------------------------------------------------------------------------------
ID      76 KENWORTH TRUCK                           1/2/94       1528005                     1,067.84
------------------------------------------------------------------------------------------------------
TX      #81 1988 NAVISTAR TRACTOR                   1/2/94       1HSLRDDN8JH567132           1,794.82
------------------------------------------------------------------------------------------------------
LA      #56 1986 FORD CITY S F                      1/2/94       1FDXR80V7GBA20003           1,880.85
------------------------------------------------------------------------------------------------------
NV      79 GMC TRUCK (143)                          1/2/94       T17DB9V602410                 232.55
------------------------------------------------------------------------------------------------------
CA      92 MERCURY GRAND MARQUIS                    1/2/94       2MECM74W8NX753372           2,664.91
------------------------------------------------------------------------------------------------------
CA      73 INTERNATIONAL TRUCK (255P)               1/2/94       71795CGB22651                 549.26
------------------------------------------------------------------------------------------------------
CA      85 GMC TRACTOR (617)                        1/2/94       1GDT9EC1FV611344            1,990.44
------------------------------------------------------------------------------------------------------
CA      80 INTERNATIONAL TRUCK                      1/2/94       2HTNDHWN0ECB12606             873.92
------------------------------------------------------------------------------------------------------
CA      88 INTL TRACTOR (1147)                      1/2/94       1HSLRZ6N6JH615382           2,979.77
------------------------------------------------------------------------------------------------------

                                       1


======================================================================================================
 State          Description                       Ledger Date        Serial No.         Net Book Value
Located                                                                                   @ 10-31-98
======================================================================================================
CA      85 INTERNATIONAL TRUCK                      1/2/94       1HTZTLBN9FHA13824           1,229.82
------------------------------------------------------------------------------------------------------
CA      87 INTL TRACTOR (684)                       1/2/94       1HSLRDEN4JH65585            3,018.64
------------------------------------------------------------------------------------------------------
CA      87 WHITE TRACTOR                            1/2/94       1WUBDCCE8HN120626           2,703.97
------------------------------------------------------------------------------------------------------
TX      #161 '90 INT'L 8100 TRACTOR                 1/2/1994     1HSHBGGN8LH208910           7,373.28
------------------------------------------------------------------------------------------------------
TX      #127 1992 iNT'L 4900 4 X 2 SINGLE AXLE      1/2/1994     1HSSDN4N4NH400742           6,023.26
        TRCTR
------------------------------------------------------------------------------------------------------
TX      #130 '88 INT'L                              1/2/1994                                 3,060.01
------------------------------------------------------------------------------------------------------
TX      #134 - '88 INT'L TRACTOR                    1/2/1994     1HSJYG2R8JH552177           4,519.84
------------------------------------------------------------------------------------------------------
CA      92 INTL TRACTOR                             1/2/1994     1HSHGLKR1NH387105           4,611.95
------------------------------------------------------------------------------------------------------
CA      '82 INT'L TRACTOR - (1551)                  1/2/1994     1951CHA20596                  437.87
------------------------------------------------------------------------------------------------------
CA      '86 INT'L TRUCK - (909)                     1/2/1994     1HTLDUGN6GHA21205           1,226.24
------------------------------------------------------------------------------------------------------
MT      1982 INTERNATIONAL 1954                     1/2/1994     1HTAA1952CHA24236              50.86
------------------------------------------------------------------------------------------------------
TRAILERS
------------------------------------------------------------------------------------------------------
NJ      #1564 1966 GARWOOD                          1/2/1994     167795                         39.29
------------------------------------------------------------------------------------------------------
MN      UNIT 1553 1987 SUMMIT TUB TRLR (1977)       1/2/1994     1S8AD3823H0006544           1,598.73
------------------------------------------------------------------------------------------------------
MN      UNIT 1554 1972 HEIL TUB TRLR                1/2/1994     HF4071                        575.89
------------------------------------------------------------------------------------------------------
MN      1989 HAWKEYE EAGLE TRAILER                  1/2/1994     1VFSS4224K1002064           1,353.39
------------------------------------------------------------------------------------------------------
MN      1977 STECCO DUMP TRAILER                    1/2/1994     123177299                     763.77
------------------------------------------------------------------------------------------------------
KS      1988 HAWKEYE DUMP TRAILER                   1/2/1994     1VFSS4021K1002085           1,353.39
------------------------------------------------------------------------------------------------------
IL      1983 SCHN TRAILER 10936                     1/2/1994     10936A8301001088              757.84
------------------------------------------------------------------------------------------------------
IL      1975 TRAILCO TRAILER                        1/2/1994     10602                         838.95
------------------------------------------------------------------------------------------------------
IL      1982 SCHN TRAILER 2142A88                   1/2/1994     2142A882                      555.91
------------------------------------------------------------------------------------------------------
IL      1988 MATE END DUMP TRAILER                  4/7/1995     1M9A3852X4H036825           1,850.03
------------------------------------------------------------------------------------------------------
CA      '79 BRENNER TANK TRAILER                    1/2/1994     5134595                     1,548.47
------------------------------------------------------------------------------------------------------
TX      SAT T-219 1976 FRUEHAUF DUMP S TRAILER      1/2/1994     FWX831601                      31.39
------------------------------------------------------------------------------------------------------
TX      #T-215 SAT 1988 BRADLEY BOX TRAILER         1/2/1994     2001                        1,296.20
------------------------------------------------------------------------------------------------------
TX      #T-351 1967 TRAILMOBLIE TRAILER             1/2/1994     D31973                         39.29
------------------------------------------------------------------------------------------------------

                                       2


======================================================================================================
 State          Description                       Ledger Date        Serial No.         Net Book Value
Located                                                                                   @ 10-31-98
======================================================================================================
CA      73 WESTERN ALUMINUM DUMP TRAILER            1/2/1994     718773                         87.01
-------------------------------------------------------------------------------------------------------
CA      WABO TRAILER - (657)                        1/2/1994     B9102C00H1037025            2,052.71
-------------------------------------------------------------------------------------------------------
CA      55 TRAILMOBILE TRAILER                      1/2/1994     200276                        254.13
-------------------------------------------------------------------------------------------------------

             B. Abandon Foreign Intellectual Property Registrations
                ---------------------------------------------------

                                   I. Borrower

===============================================================================================
                                                    TRADEMARKS
-----------------------------------------------------------------------------------------------
Owner of                      Trademark              Serial No.     Filing         Country
 Record                                                             Date              of
                                                                                  Registration
===============================================================================================

Darling International Inc.    Boss Hogg*             1,597,125      04/24/96      Argentina
-----------------------------------------------------------------------------------------------
Darling International Inc.    Boss Hogg*             575,471        05/02/96      Benelux
-----------------------------------------------------------------------------------------------
Darling International Inc.    Boss Hogg*             500,975        01/12/98      Chile
-----------------------------------------------------------------------------------------------
Darling International Inc.    Boss Hogg*             06961/1996     12/20/96      Denmark
-----------------------------------------------------------------------------------------------
Darling International Inc.    Boss Hogg*             95/980514      05/13/96      France
-----------------------------------------------------------------------------------------------
Darling International Inc.    Boss Hogg*             3,927,762      03/04/96      Germany
-----------------------------------------------------------------------------------------------
Darling International Inc.    Boss Hogg*             369,678        10/02/96      Indonesia
-----------------------------------------------------------------------------------------------
Darling International Inc.    Boss Hogg*             516,172        01/31/96      Mexico
-----------------------------------------------------------------------------------------------
Darling International Inc.    Boss Hogg*             101,270        09/04/98      Poland
-----------------------------------------------------------------------------------------------
Darling International Inc.    Boss Hogg*             72541          08/16/96      Taiwan
-----------------------------------------------------------------------------------------------
Darling International Inc.    Boss Hogg*             147,080        10/16/96      Russia
-----------------------------------------------------------------------------------------------
Darling International Inc.    Boss Hogg*             2,025,016      03/01/96      Gr. Britain
-----------------------------------------------------------------------------------------------
Darling International Inc.    CleanStar**            163,395        04/01/96      Austria
-----------------------------------------------------------------------------------------------
Darling International Inc.    CleanStar**            587,811        12/02/96      Benelux
-----------------------------------------------------------------------------------------------
Darling International Inc.    CleanStar**            03024/1997     07/18/97      Denmark
-----------------------------------------------------------------------------------------------
Darling International Inc.    CleanStar**            95602102       07/19/96      France
-----------------------------------------------------------------------------------------------
Darling International Inc.    CleanStar**            39550233       04/09/96      Germany
-----------------------------------------------------------------------------------------------
Darling International Inc.    CleanStar**            2,049,223      12/06/96      Gr. Britain
-----------------------------------------------------------------------------------------------
Darling International Inc.    CleanStar**            127,640        03/17/98      Greece
-----------------------------------------------------------------------------------------------
Darling International Inc.    CleanStar**            200,963        06/11/98      Ireland
-----------------------------------------------------------------------------------------------
Darling International Inc.    CleanStar**            4,113,142      02/13/98      Japan
-----------------------------------------------------------------------------------------------
Darling International Inc.    CleanStar**            9698           04/03/96      Liechtenstein
-----------------------------------------------------------------------------------------------
Darling International Inc.    CleanStar**            96.16682       02/05/95      Monaco
-----------------------------------------------------------------------------------------------
Darling International Inc.    CleanStar**            314,301        09/13/96      Portugal
-----------------------------------------------------------------------------------------------
Darling International Inc.    CleanStar**            2,003,549      12/20/.96     Spain
-----------------------------------------------------------------------------------------------
Darling International Inc.    CleanStar**            312,437        04/26/96      Sweden
-----------------------------------------------------------------------------------------------

                                4


===============================================================================================
                                                    TRADEMARKS
-----------------------------------------------------------------------------------------------
Owner of                      Trademark              Serial No.     Filing         Country
 Record                                                             Date              of
                                                                                  Registration
===============================================================================================
Darling International Inc.    CleanStar & Design**   447,992        01/05/98      Switzerland
-----------------------------------------------------------------------------------------------
Darling International Inc.    Promeal*               403,800        11/07/97      Indonesia
-----------------------------------------------------------------------------------------------
Darling International Inc.    Promeal (Class 31)*    556,525        08/28/97      Mexico
-----------------------------------------------------------------------------------------------
Darling International Inc.    Promeal (Class 5)*     556,526        08/28/97      Mexico
-----------------------------------------------------------------------------------------------
Darling International Inc.    Trapper One*           163,198        03/25/96      Austria
-----------------------------------------------------------------------------------------------
Darling International Inc.    Trapper One*           587,810        12/02/96      Benelux
-----------------------------------------------------------------------------------------------
Darling International Inc.    Trapper One*           00742/1996     02/02/96      Denmark
-----------------------------------------------------------------------------------------------
Darling International Inc.    Trapper One*           95/602,106     05/31/96      France
-----------------------------------------------------------------------------------------------
Darling International Inc.    Trapper One*           39550234       06/13/96      Germany
-----------------------------------------------------------------------------------------------
Darling International Inc.    Trapper One*           2,049,225      08/23/96      Gr. Britain
-----------------------------------------------------------------------------------------------
Darling International Inc.    Trapper One*           169,156        03/25/97      Ireland
-----------------------------------------------------------------------------------------------
Darling International Inc.    Trapper One*           9699           04.03.96      Liechtenstein
-----------------------------------------------------------------------------------------------
Darling International Inc.    Trapper One*           96.16681       02/21/96      Monaco
-----------------------------------------------------------------------------------------------
Darling International Inc.    Trapper One*           314,300        09/13/96      Portugal
-----------------------------------------------------------------------------------------------
Darling International Inc.    Trapper One*           2,003,550      06/05/96      Spain
-----------------------------------------------------------------------------------------------
Darling International Inc.    Trapper One*           312,436        04/26/96      Sweden
-----------------------------------------------------------------------------------------------
Darling International Inc.    Trapper One*           442,825        06/20/97      Switzerland
-----------------------------------------------------------------------------------------------
Darling International Inc.    CleanStar*             RM95C/005929   12/20/95      Italy
-----------------------------------------------------------------------------------------------

*Company Intellectual Property Counsel has been directed to abandon these trademarks and to incur no further expenses to protect the marks because they are not currently being used and there are no plans to use them in the subject country.

**The Company is not currently using these marks, has no plans to use them in the subject country and plans to direct that they be abandoned.

                                  Schedule 10.1
                                       to
                              Darling International
                                Credit Agreement

                                  Existing Debt
                                  -------------

================================================================================
                                                 Balance as of November 28, 1998
--------------------------------------------------------------------------------
Michael Rosenberg Note Payable                                       $    84,375
--------------------------------------------------------------------------------
Noncompete - G. Mullinex - Adrian                                         35,625
--------------------------------------------------------------------------------
Consulting - G. Mullinex - Adrian                                        107,775
--------------------------------------------------------------------------------
Noncompete - S. Buttrey - Stadler                                      1,090,331
--------------------------------------------------------------------------------
Noncompete - L. Buttrey - Stadler                                        400,857
--------------------------------------------------------------------------------
Noncompete - D. Walker - GREASCO                                         165,000
--------------------------------------------------------------------------------
Noncompete - J. Fontaine - Enduro                                        264,000
--------------------------------------------------------------------------------
Noncompete - T. Fontaine - Enduro                                        264,000
--------------------------------------------------------------------------------
Noncompete - J. Jones - Enduro                                           132,000
--------------------------------------------------------------------------------
Contingency Payable - Enduro                                             900,000
--------------------------------------------------------------------------------
Noncompete - Zehe - Wolverine                                            190,000
--------------------------------------------------------------------------------
Noncompete - Murray - Wolverine                                          195,000
--------------------------------------------------------------------------------
Noncompete - B. Levy - Standard                                        2,866,665
--------------------------------------------------------------------------------
Noncompete - R. Frish - Standard                                         378,638
--------------------------------------------------------------------------------
Noncompete - I. Frish - Standard                                         358,172
--------------------------------------------------------------------------------
Noncompete - W. Frish - Standard                                         520,655
--------------------------------------------------------------------------------
Consulting - M. Michelstein - Standard                                   306,098
--------------------------------------------------------------------------------
Noncompete - M. Rosenberg - Standard                                     264,980
--------------------------------------------------------------------------------
Noncompete - J. Levy - Standard                                           47,932
--------------------------------------------------------------------------------
Health expense obligations - B. Levy - Standard                           90,000
--------------------------------------------------------------------------------
Health expense obligations - I. Frish - Standard                          20,000
--------------------------------------------------------------------------------
Noncompete - D. Dykstra - Torvac                                         400,000
--------------------------------------------------------------------------------
Noncompete - J. Fontaine - Midwest Recycling                             130,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Contingency Payable - Midwest Recycling                                  200,000
--------------------------------------------------------------------------------
Noncompete - K. Miller - IPC                                             100,000
--------------------------------------------------------------------------------
Mgmt. Fee - K. Miller - IPC                                              500,000
--------------------------------------------------------------------------------
Asset Purchase - A&A Grease Co.                                          217,500
--------------------------------------------------------------------------------
                                             TOTAL DEBT              $10,229,603
================================================================================

                                  Schedule 10.2
                                       to
                              Darling International
                                Credit Agreement


                                 Existing Liens
                                 --------------

1. Lien on property in or on the Premises as defined in the Lease dated November 30, 1993, between the Port of Tacoma and the Borrower to secure the Borrower's obligations under such Lease.

2. Liens of record encumbering certain equipment and fixtures granted pursuant to the Security Agreement dated March 5, 1989, executed by Kark Rendering Company as Debtor. The related debt has been paid and extinguished in full. The Liens should be released.

3. Liens of record encumbering certain equipment and fixtures granted pursuant to the Security Agreement dated March 5, 1989, executed by Blue Earth Rendering Company as Debtor. The related debt has been paid and extinguished in full. The Liens should be released.

4. Liens of record encumbering certain equipment and fixtures granted pursuant to the Security Agreement dated March 5, 1989, executed by Blue Earth Rendering company and Donald E. Kark, Trustee. The related debt has been paid and extinguished in full. The Liens should be released.

                                  Schedule 10.5
                                       to
                              Darling International
                                Credit Agreement


                              Existing Investments
                              --------------------

                                                                 Balances as of
                                                               November 28, 1998

Corporate:
   Israeli Bonds                                                       $2,000
   Texas International Raceway preferred seat license                  $6,000
   Texas Stadium Bonds                                                $26,700
   BankBoston Sweep Repurchase Agreement                              $91,272

Insurance Company of Colorado:
   First American Treasury Obligations Fund of 1st Bank System, Inc  $564,500

Notes Receivable:
   Bowling (Orville, OH)                                               $6,025
   Coulter (Caldwell, ID)                                             $31,650
   Avery (Wayne City, MI)                                              $4,912
   JKP Enterprises                                                    $47,125

                                  Schedule 10.8
                                       to
                              Darling International
                                Credit Agreement

                          List of Non-Productive Assets
                          -----------------------------

=============================================================================================
LOCATION          ADDRESS                               DESCRIPTION
=============================================================================================

Scranton          Vogelbacher Industrial Park           34.5 acres; closed transfer station
PA                Langon Road, Pittson Township         on property.
                  Luzerne County, PA  18640
---------------------------------------------------------------------------------------------
Petaluma          2592 Lakeville Highway                18.96 acres; closed transfer station
CA                Petaluma, CA  94592                   on property.
                  parcels:  005-060-41-3
                            005-060-42-1
---------------------------------------------------------------------------------------------
Big Springs       Frontage road property along I-20     5.0 acres of raw land; Partial
TX                outside Big Springs, TX               building on property.  Land is
                  SW/4 of Section 26, Block 33 TIN      severely sloped.
---------------------------------------------------------------------------------------------
Goldsboro         Just west of US 70 Bypass             12.89 acres with buildings remaining
NC                US Hwy 117                            from former rendering facility.
                  Wayne County, NC
---------------------------------------------------------------------------------------------
Fon du Lac        3422 Hwy. 16 at I45                   30.0 acres; closed transfer station
WI                Fon du Lac County, WI                 on property.
---------------------------------------------------------------------------------------------
Shelbyville       Old Franklin Rd.                      22 acres; closed transfer station on
IN                Shelby County IN                      property.
                  Addison Township, IN 46176
---------------------------------------------------------------------------------------------
Dayton            1826 N. Gettysburg Rd.                5.63 acres.  Closed transfer station.
OH                Montgomery County, OH
---------------------------------------------------------------------------------------------
Wayne Soap        700 Leigh Ave.                        4 acres.  Former rendering facility;
Detroit MI        9101-9185 Thaddeus Avenue             closed February 1990.
                  Wayne County, Detroit,  MI
---------------------------------------------------------------------------------------------
Matamoras         Westfall Township                     Approx. 2 acres of landlocked raw
PA                Pike County, PA                       land; adjacent to larger portion
                                                        previously sold in 1989 which
                                                        contained former rendering facility.
---------------------------------------------------------------------------------------------

                                       1


=============================================================================================
LOCATION          ADDRESS                               DESCRIPTION
=============================================================================================
Bristol           Rt. 11, Exit 5                        39.02 acres of land adjacent to
VA                Bordwine Rd. (State Route 625)        closed rendering facility previously
                  Washington County, VA                 sold.
---------------------------------------------------------------------------------------------
Grand Rapids      1990 Bristol Rd.                      2.26 acres.  Closed transfer station.
MI                Kent County, MI  49501
---------------------------------------------------------------------------------------------
Los Angeles       Harriett & 26th Streets               2 acres; closed truck terminal.
CA                Los Angeles, CA
---------------------------------------------------------------------------------------------
Tama              Hwy 30                                28 acre closed rendering plant.
IA                Tama, IA
---------------------------------------------------------------------------------------------
Jacksonville      3rd Street between dead end and       6 vacant lots acquired with the
FL                Moat Street                           GreaseCo transaction.
                  Duval County, FL
---------------------------------------------------------------------------------------------
New Brighton      19 NW 14th Street                     6 acres, closed transfer station.
MN                Ramsey County, MN
---------------------------------------------------------------------------------------------
Waco              131 Cottonbelt                        3.9 acres, closed transfer station.
Texas             McLennan County, TX
=============================================================================================


                                  Schedule 14.8
                                       to
                              Darling International
                                Credit Agreement


                              Ineligible Assignees
                              --------------------

================================================================================
Griffin Industries                          Anamax
Baker Commodities                           American Proteins (GA)
Scope Industries                            American Proteins (IA) m,,
Tyson Foods                                 Seaboard Farms
IBPCargill & Subsidiaries                   Zapata
National By Products                        Continental Grain
Conagra & Subsidiaries                      Smithfield Foods
Perdue                                      Hatfield Packing
Canada Packers                              Rothsay (Maple Leaf Foods)
Texas By Products and/or Bill Shirley       Gardner Smith
Spiritas Holdings and/or Steve Spiritas     Coast GrainsHuezinga Capital Mgt.
  & family                                  Florida Transport
Valley ProteinsSanimal Industries, Inc.     Taylor Packing
Moyer Packing                               Kane Miller and/or Subsidiaries
Inland By-Products                          LG Korea
Henkel                                      Charoen Pokophand, Thailand
Unichema (ICI)                              Great Wall, Taiwan
Koch Industries                             Bachoco, Mexico
Mitsubishi                                  Quimic, MexicoLa Hacienda, Mexico
Kao Chemical                                Rethmann
Archer Daniels Midland
Packerland
Cardinal Investments
Central By-Products
Mendota Agri Products (Mahoney Rendering)
================================================================================

                                   EXHIBIT "A"
                                       TO
                           DARLING INTERNATIONAL INC.
                      AMENDED AND RESTATED CREDIT AGREEMENT


                                 Revolving Note
                                 --------------

                       AMENDED AND RESTATED REVOLVING NOTE
                       -----------------------------------


$----------------                    Dallas, Texas              ----------, ----

     FOR VALUE RECEIVED, the undersigned, DARLING INTERNATIONAL INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of ---------------- (the "Bank"), at the Principal Office of the Agent, in lawful money of the United States of America and in immediately available funds, the principal amount of ---------------------- ($-----------) or such lesser amount as shall equal the aggregate unpaid principal amount of the Revolving Loans made by the Bank to the Borrower under the Credit Agreement referred to below plus the revolving loans made by the Bank under the Original Agreement and outstanding on the date hereof, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Revolving Loan, at such office, in like money and funds, for the period commencing on the date of such Revolving Loan until such Revolving Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

     The Borrower hereby authorizes the Bank to record in its records the amount of each Revolving Loan and Type of Accounts established under each Revolving Loan and all Conversions and payments of principal in respect thereof, which records shall, in the absence of manifest error, be conclusive; provided, however, that the failure to make such notation with respect to any such Revolving Loan, Account, or payment shall not limit or otherwise affect the obligations of the Borrower under the Credit Agreement or this Amended and Restated Revolving Note ("Revolving Note").

     This Revolving Note is one of the "Revolving Notes" referred to in the certain Amended and Restated Credit Agreement dated as of January 22, 1999, among the Borrower, the Bank, the other lenders named therein, and BankBoston, N.A., as agent for such lenders (the "Agent") (such Amended and Restated Credit Agreement, as the same may be amended or otherwise modified from time to time, being referred to herein as the "Credit Agreement"). The Credit Agreement, among other things, contains provisions for acceleration of the maturity of this Revolving Note upon the happening of certain stated events and for prepayments of Revolving Loans prior to the maturity of this Revolving Note upon the terms and conditions specified in the Credit Agreement. Capitalized terms used in this Revolving Note have the respective meanings assigned to them in the Credit Agreement.

     This Revolving Note shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America.

     The Borrower and each surety, guarantor, endorser, and other party ever liable for payment of any sums of money payable on this Revolving Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace, and all other formalities of any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any collateral securing this Revolving Note, all without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release any such party or to release or substitute part or all of the collateral securing this Revolving Note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

     This Revolving Note amends and restates in its entirety that certain Revolving Note dated as of June 5, 1997 executed by the Borrower pursuant to the Original Agreement and payable to the order of the Bank (the "Prior Note"). This Revolving Note does not extinguish the indebtedness outstanding under the Prior Note nor does it constitute a novation with respect to such indebtedness. This Revolving Note evidences the indebtedness outstanding on the date hereof under the Prior Note and additional Revolving Loans made under the terms of the Credit Agreement on and after the date hereof.

                                                  DARLING INTERNATIONAL INC.


                                                  By:---------------------------
                                                     Brad Phillips, Treasurer

                                   EXHIBIT "B"
                                       TO
                           DARLING INTERNATIONAL INC.
                      AMENDED AND RESTATED CREDIT AGREEMENT


                                 Swingline Note
                                 --------------

                       AMENDED AND RESTATED SWINGLINE NOTE
                       -----------------------------------


$7,500,000                         Dallas, Texas                January 22, 1999

     FOR VALUE RECEIVED, the undersigned, DARLING INTERNATIONAL INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of BANKBOSTON, N.A. (the "Bank"), at the Principal Office of the Agent, in lawful money of the United States of America and in immediately available funds, the principal amount of Seven Million Five Hundred Thousand Dollars ($7,500,000) or such lesser amount as shall equal the aggregate unpaid principal amount of the Swingline Loans made by the Bank to the Borrower under the Credit Agreement referred to below plus the swingline loans made by the Bank pursuant to the Original Agreement which are outstanding on the date hereof, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Swingline Loan, at such office, in like money and funds, for the period commencing on the date of such Swingline Loan until such Swingline Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

     The Borrower hereby authorizes the Bank to record in its records the amount of each Swingline Loan made to the Borrower by the Bank and all payments of principal in respect thereof, which records shall, in the absence of manifest error, be conclusive; provided, however, that the failure to make such notation with respect to any such Swingline Loan or payment shall not limit or otherwise affect the obligations of the Borrower under the Credit Agreement or this Amended and Restated Swingline Note ("Swingline Note").

     This Swingline Note is the "Swingline Note" referred to in the certain Amended and Restated Credit Agreement dated as of January 22, 1999, among the Borrower, the Bank, the other lenders named therein, and BankBoston, N.A., as agent for such lenders (the "Agent") (such Amended and Restated Credit Agreement, as the same may be amended or otherwise modified from time to time, being referred to herein as the "Credit Agreement"). The Credit Agreement, among other things, contains provisions for acceleration of the maturity of this Swingline Note upon the happening of certain stated events and for prepayments of Swingline Loans prior to the maturity of this Swingline Note upon the terms and conditions specified in the Credit Agreement. Capitalized terms used in this Swingline Note have the respective meanings assigned to them in the Credit Agreement.

     This Swingline Note shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America.

     The Borrower and each surety, guarantor, endorser, and other party ever liable for payment of any sums of money payable on this Swingline Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace, and all other formalities of any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any collateral securing this Swingline Note, all without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release any such party or release or substitute part or all of the collateral securing this Swingline Note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

     This Swingline Note amends and restates in its entirety that certain Swingline Note dated as of June 5, 1997 executed by the Borrower in connection with the Original Agreement and payable to the order of the Bank (the "Prior Note"). This Swingline Note does not extinguish the indebtedness outstanding under the Prior Note nor does it constitute a novation with respect to such indebtedness. This Swingline Note evidences the indebtedness outstanding on the date hereof under the Prior Note and additional Swingline Loans made under the terms of the Credit Agreement on and after the date hereof.

                                                DARLING INTERNATIONAL INC.


                                                By: ----------------------------
                                                    Brad Phillips, Treasurer

                                   EXHIBIT "C"
                                       TO
                           DARLING INTERNATIONAL INC.
                      AMENDED AND RESTATED CREDIT AGREEMENT


                                    Term Note
                                    ---------

                         AMENDED AND RESTATED TERM NOTE


$----------------                    Dallas, Texas              ----------, ----

     FOR VALUE RECEIVED, the undersigned, DARLING INTERNATIONAL INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of ----------------- (the "Bank"), at the Principal Office of the Agent, in lawful money of the United States of America and in immediately available funds, the principal amount of ----------------------- ($------------), on the dates and in the principal amounts provided in the Credit Agreement referred to below, and to pay interest on the unpaid principal amount of each such Term Loan, at such office, in like money and funds, for the period commencing on the date hereof such Term Loan until such Term Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

     The Borrower hereby authorizes the Bank to record in its records the amount of the Term Loan and Type of Accounts established thereunder and all Conversions and payments of principal in respect thereto, which records shall, in the absence of manifest error, be conclusive; provided, however, that the failure to make such notation with respect to any such Term Loan, Account, or payment shall not limit or otherwise affect the obligations of the Borrower under the Credit Agreement or this Amended and Restated Term Note ("Term Note").

     This Term Note is one of the "Term Notes" referred to in the certain Amended and Restated Credit Agreement dated as of January 22, 1999, among the Borrower, the Bank, the other lenders named therein, and BankBoston, N.A., as agent for such lenders (the "Agent") (such Amended and Restated Credit Agreement, as the same may be amended or otherwise modified from time to time, being referred to herein as the "Credit Agreement"), and evidences term loans made by the Bank under the Original Agreement which are now governed by the Credit Agreement. The Credit Agreement, among other things, contains provisions for acceleration of the maturity of this Term Note upon the happening of certain stated events and for prepayments of Term Loans prior to the maturity of this Term Note upon the terms and conditions specified in the Credit Agreement. Capitalized terms used in this Term Note have the respective meanings assigned to them in the Credit Agreement.

     This Term Note shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America.

     The Borrower and each surety, guarantor, endorser, and other party ever liable for payment of any sums of money payable on this Term Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace, and all other formalities of any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any collateral securing this Term Note, all without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release any such party or release or substitute part or all of the collateral securing this Term Note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

     This Term Note amends and restates in its entirety that certain Term Note dated as of June 5, 1997, executed by the Borrower in connection with the Original Agreement and payable to the order of the Bank (the "Prior Note"). This Term Note does not extinguish the indebtedness outstanding under the Prior Note nor does it constitute a novation with respect to such indebtedness. This Term Note evidences the indebtedness outstanding on the date hereof under the Prior Note.

                                                DARLING INTERNATIONAL INC.


                                                By: ----------------------------
                                                    Brad Phillips, Treasurer

                                   EXHIBIT "D"
                                       TO
                           DARLING INTERNATIONAL INC.
                      AMENDED AND RESTATED CREDIT AGREEMENT

                               Subsidiary Guaranty
                               -------------------

                               GUARANTY AGREEMENT
                               ------------------
                                 (Subsidiaries)

     WHEREAS, DARLING INTERNATIONAL INC., (the "Borrower") has entered into that certain Amended and Restated Credit Agreement dated January 22, 1999, among the Borrower, the lenders party thereto (each individually a "Bank" and collectively, the "Banks") and BANKBOSTON, N.A. as agent for the Secured Parties (the "Agent") (such Amended and Restated Credit Agreement, as it may hereafter be amended or otherwise modified from time to time is referred to herein as the "Credit Agreement"; capitalized terms used herein that are not otherwise defined herein shall have the meanings therefor specified in the Credit Agreement);

     WHEREAS, the execution and delivery of this Guaranty Agreement ("Agreement") which is dated as of the same date as the Credit Agreement is a condition to the Agent's and the Banks' entering into the Credit Agreement and making the extensions of credit thereunder; and

     WHEREAS, the Borrower, directly or indirectly, owns beneficially and of record more than fifty percent (50.0%) of the capital stock or other equity interests of each of the Guarantors, the Borrower and each of the Guarantors are engaged in related businesses, each of the Guarantors will derive direct and indirect economic benefits from the Loans, and the execution and delivery of this Agreement is necessary or convenient to the conduct, promotion, or attainment of the business of each of the Guarantors.

     NOW, THEREFORE, for valuable consideration, the adequacy and receipt of which are hereby acknowledged, and in order to induce the Agent and the Banks to make the Loans and issue the Letters of Credit under the Credit Agreement, each of the undersigned Subsidiaries (individually a "Guarantor" and collectively the "Guarantors"), hereby irrevocably and unconditionally guarantees to the Agent and each Secured Party the full and prompt payment and performance of the Guaranteed Indebtedness (hereinafter defined) when due, this Agreement being upon the following terms:

     1. The term "Guaranteed Indebtedness", as used herein means all of the "Obligations", as defined in the Credit Agreement, and shall include, without limitation, any and all post-petition interest and expenses (including, without limitation, reasonable attorneys' fees as provided in the Credit Agreement) whether or not allowed under any bankruptcy, insolvency, or other similar law; provided that the Guaranteed Indebtedness shall be limited, with respect to each Guarantor, to an aggregate amount equal to the largest amount that would not render such Guarantor's obligations hereunder subject to avoidance under
          Section 544 or Section 548 of the United States Bankruptcy Code or under any applicable state law relating to fraudulent transfers or conveyances.

     2. The Guarantors collectively desire to allocate among themselves, in a fair and equitable manner, their obligations arising under this Agreement. Accordingly, in the event any payment or distribution is made by a

          Guarantor under this Agreement (a "Funding Guarantor") that exceeds its Fair Share (as defined below), that Funding Guarantor shall be entitled to a contribution from each of the other Guarantors in the amount of such other Guarantor's Fair Share Shortfall (as defined below), with the result that all such contributions will cause each Guarantor's Aggregate Payments (as defined below) to equal its Fair Share. "Fair Share" means, with respect to a Guarantor as of any date of determination, an amount equal to (a) the ratio of (i) the Adjusted Maximum Amount (as defined below) with respect to such Guarantor to
          (ii) the aggregate of the Adjusted Maximum Amounts with respect to all Guarantors, multiplied by (b) the aggregate amount paid or distributed on or before such date by all Funding Guarantors under this Agreement in respect of the obligations guaranteed. "Fair Share Shortfall" means, with respect to a Guarantor as of any date of determination, the excess, if any, of the Fair Share of such Guarantor over the Aggregate Payments of such Guarantor. "Adjusted Maximum Amount" means, with respect to a Guarantor as of any date of determination, the maximum aggregate amount of the obligations of such Guarantor under this Agreement determined in accordance with the provisions hereof, provided that, solely for purposes of calculating the "Adjusted Maximum Amount" with respect to any Guarantor for purposes of this paragraph 2, the assets or liabilities arising by virtue of any rights to or obligations of contribution hereunder shall not be considered as assets or liabilities of such Guarantor. "Aggregate Payments" means, with respect to a Guarantor as of any date of determination, the aggregate amount of all payments and distributions made on or before such date by such Guarantor in respect of this Agreement (including, without limitation, in respect of this paragraph 2). The amounts payable as contributions hereunder shall be determined as of the date
          - on which the related payment or distribution is made by the applicable Funding Guarantor. The allocation among Guarantors of their obligations as set forth in this paragraph 2 shall not be construed in any way to limit the liability of any Guarantor hereunder.

     3. This instrument shall be an absolute, continuing, irrevocable, and unconditional guaranty of payment and performance, and not a guaranty of collection, and each Guarantor shall remain liable on its obligations hereunder until the payment and performance in full of the Guaranteed Indebtedness. No set-off, counterclaim, recoupment, reduction, or diminution of any obligation or any defense of any kind or nature which the Borrower may have against the Agent, any Secured Party, or any other party, or which any Guarantor may have against the Borrower, the Agent, any Secured Party, or any other party, shall be available to, or shall be asserted by, any Guarantor against the Agent, any Secured Party, or any subsequent holder of the Guaranteed Indebtedness or any part thereof or against payment of the Guaranteed Indebtedness or any part thereof other than payment in full of the Guaranteed Indebtedness.

     4. If a Guarantor becomes liable for any indebtedness owing by the Borrower to the Agent or any Secured Party by endorsement or otherwise, other than under this Agreement, such liability shall not be in any manner impaired or affected hereby, and the rights of the Agent and the Secured Parties hereunder shall be cumulative of any and all other rights that the Agent and the Secured Parties may ever have against such Guarantor. The exercise by the Agent and the Secured Parties of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

     5. In the event of default by the Borrower in payment or performance of the Guaranteed Indebtedness, or any part thereof, when such Guaranteed Indebtedness becomes due, whether by its terms, by acceleration, or otherwise, the Guarantors shall, jointly and severally, promptly pay the amount due thereon to the Agent, for the benefit of the Secured Parties, without notice or demand, in lawful currency of the United States of America, and it shall not be necessary for the Agent or any Secured Party, in order to enforce such payment by any Guarantor, first to institute suit or exhaust its remedies against the Borrower or others liable on such Guaranteed Indebtedness, or to enforce any rights against any collateral which shall ever have been given to secure such Guaranteed Indebtedness. In the event such payment is made by a Guarantor, then such Guarantor shall be subrogated to the rights then held by the Agent and any Secured Party with respect to the Guaranteed Indebtedness to the extent to which the Guaranteed Indebtedness was discharged by such Guarantor and, in addition, upon payment by such Guarantor of any sums to the Agent and any Secured Party hereunder, all rights of such Guarantor against the Borrower, any other guarantor, or any Collateral arising as a result therefrom by way of right of subrogation, reimbursement, or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full of the Guaranteed Indebtedness.

     6. If acceleration of the time for payment of any amount payable by the Borrower under the Guaranteed Indebtedness is stayed upon the insolvency, bankruptcy, or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of the Guaranteed Indebtedness shall nonetheless be payable by the Guarantors hereunder forthwith on demand by the Agent.

     7. Each Guarantor hereby agrees that its obligations under this Agreement shall not be released, discharged, diminished, impaired, reduced, or affected for any reason or by the occurrence of any event, including, without limitation, one or more of the following events, whether or not with notice to or the consent of any Guarantor: (a) the taking or accepting of collateral as security for any or all of the
          Guaranteed Indebtedness or the release, surrender, exchange, or subordination of any collateral now or hereafter securing any or all of the Guaranteed Indebtedness; (b) any partial release of the liability of any Guarantor hereunder, or the full or partial release of any other guarantor from liability for any or all of the Guaranteed Indebtedness; (c) any disability of the Borrower, or the dissolution, insolvency, or bankruptcy of the Borrower, any Guarantor, or any other party at any time liable for the payment of any or all of the Guaranteed Indebtedness; (d) any renewal, extension, modification, waiver, amendment, or rearrangement of any or all of the Guaranteed Indebtedness or any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (e) any adjustment, indulgence, forbearance, waiver, or compromise that may be granted or given by the Agent or any Secured Party to the Borrower, any Guarantor, or any other party ever liable for any or all of the Guaranteed Indebtedness; (f) any neglect, delay, omission, failure, or refusal of the Agent or any Secured Party to take or prosecute any action for the collection of any of the
          Guaranteed Indebtedness or to foreclose or take or prosecute any action in connection with any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (g) the unenforceability or invalidity of any or all of the Guaranteed Indebtedness or of any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (h) any payment by the Borrower or any other party to the Agent or any Secured Party is held to constitute a preference under applicable bankruptcy or insolvency law or if for any other reason the Agent or any Secured Party is required to refund any payment or pay the amount thereof to someone else; (i) the settlement or compromise of any of the Guaranteed Indebtedness; (j) the non-perfection of any security interest or lien securing any or all of the Guaranteed Indebtedness; (k) any impairment of any collateral securing any or all of the Guaranteed Indebtedness; (l) the failure of the Agent or any Secured Party to sell any collateral securing any or all of the Guaranteed Indebtedness in a commercially reasonable manner or as otherwise required by law; (m) any change in the corporate existence, structure, or ownership of the Borrower; or (n) any other circumstance which might otherwise constitute a defense available to, or discharge of, the Borrower or any Guarantor other than payment in full and performance of the Guaranteed Indebtedness.

     8. Each Guarantor represents and warrants to the Agent and the Secured Parties as follows:

          (a)  All  representations  and warranties relating to
               it in the Credit Agreement or in any Loan Document (including, without limitation, this Agreement) to which it is a party (collectively the "Guarantor Loan Documents") are true and correct in all material respects as of the date hereof and on each date the representations and warranties hereunder or thereunder are restated pursuant to any of the Loan Documents, with the same force and effect as if such representations and warranties had been made on and as of such date, except to the extent that such representations and warranties relate specifically to another date.

          (b) The value of the consideration received and to be received by each Guarantor as a result of the Borrower's and the Banks' entering into the Credit Agreement and the execution and delivery by each Guarantor of its Guarantor Loan Documents is reasonably worth at least as much as its liability and obligation thereunder, and such liability and obligation and the Credit Agreement have benefitted and may reasonably be expected to benefit it directly or indirectly.

          (c) It has, independently and without reliance upon the Agent or any Secured Party and based upon such documents and information as it has deemed appropriate, made its own analysis and decision to enter into its Guarantor Loan Documents.

          (d) It has adequate means to obtain from the Borrower on a continuing basis information concerning the financial condition and assets of the Borrower and the other Obligated Parties and it is not relying upon the Agent or any Secured Party to provide (and neither the Agent nor any Secured Party shall have any duty to provide) any such information to such Guarantor either now or in the future.

     9. Each Guarantor covenants and agrees that, as long as the Guaranteed Indebtedness or any part thereof is outstanding or any Bank has any commitment under the Credit Agreement, such Guarantor will comply with all covenants set forth in the Credit Agreement specifically applicable to such Guarantor.

     10. When an Event of Default exists, the Agent and each Bank shall have the right to set-off and apply against this Agreement or the Guaranteed Indebtedness or both, at any time and without notice to any Guarantor, any and all deposits (general or special, time or demand, provisional or final, but excluding amounts held by such Guarantor in escrow or trust for third parties other than the Borrower or an Obligated Party) or other sums at any time credited by or owing from the Agent and the Banks to any Guarantor whether or not the Guaranteed Indebtedness is then due and irrespective of whether or not the Agent or any Bank shall have made any demand under this Agreement. Each Bank shall promptly notify the Borrower (with a copy to the Agent) after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights and remedies of the Agent and the Banks hereunder are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Agent or any Bank may have.

     11. Each Guarantor hereby agrees that the Subordinated Indebtedness (as defined below) shall be subordinate and junior in right of payment to the prior payment in full of all Guaranteed Indebtedness as herein provided. The Subordinated Indebtedness shall not be payable, and no payment of principal, interest, or other amounts on account thereof, and no property or guarantee of any nature to secure or pay the Subordinated Indebtedness shall be made or given, directly or indirectly by or on behalf of any Debtor (as hereinafter defined) or received, accepted, retained, or applied by any Guarantor unless and until the Guaranteed Indebtedness shall have been paid in full in cash; except that if no Event of Default exists, a Guarantor shall have the right to receive regularly scheduled installments of principal and interest on the Subordinated Indebtedness. Whenever any Event of Default exists, no payments of principal or interest may be made or given, directly or indirectly, by or on behalf of any Debtor or received, accepted, retained, or applied by any Guarantor unless and until the Guaranteed Indebtedness shall have been paid in full in cash. If any sums shall be paid to a Guarantor by any Debtor or any other Person on behalf of any Debtor on account of the Subordinated Indebtedness when such payment is not permitted hereunder, such sums shall be held in trust by such Guarantor for the benefit of the Agent and the Secured Parties and shall forthwith be paid to the Agent without affecting the liability of any Guarantor under this Agreement and may be applied by the Agent against the Guaranteed Indebtedness in accordance with the Credit Agreement. Upon the request of the Agent, a Guarantor shall execute, deliver, and endorse to the Agent such documentation as the Agent may request to perfect, preserve, and enforce its rights hereunder. For purposes of this Agreement and with respect to a Guarantor, the term "Subordinated Indebtedness" means all indebtedness, liabilities, and obligations of the Borrower or any Obligated Party other than such Guarantor (each of the Borrower and such Obligated Parties are referred to individually herein as a "Debtor") to such Guarantor, whether such indebtedness, liabilities, and obligations now exist or are hereafter incurred or arise, or are direct, indirect, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such indebtedness, liabilities, or obligations are evidenced by a note, contract, open account, or otherwise, and irrespective of the Person or Persons in whose favor such indebtedness, obligations, or liabilities may, at their inception, have been, or may hereafter be, created or the manner in which they have been or may hereafter be acquired by such Guarantor.

          (a) Each Guarantor agrees that any and all Liens (including, without limitation, any judgment liens), upon any Debtor's assets securing payment of any Subordinated Indebtedness shall be and remain inferior and subordinate to any and all Liens upon any Debtor's assets securing payment of the Guaranteed Indebtedness or any part thereof, regardless of whether such Liens in favor of a Guarantor, the Agent, or any Secured Party presently exist or are hereafter created or attached. Without the prior written consent of the Agent, no Guarantor shall (i) file suit against any Debtor or exercise or enforce any other creditor's right it may have against any Debtor, or (ii) foreclose, repossess, sequester, or otherwise take steps or institute any action or proceedings (judicial or otherwise, including, without limitation, the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor's relief, or insolvency proceeding) to enforce any obligations of any Debtor to such Guarantor or any Liens held by such Guarantor on assets of any Debtor.

          (b) In the event of any receivership, bankruptcy, reorganization, rearrangement, debtor's relief, or other insolvency proceeding involving any Debtor as debtor, the Agent shall have the right to prove and vote any claim under the Subordinated Indebtedness and to receive directly from the receiver, trustee, or other court custodian all dividends, distributions, and payments made in respect of the Subordinated Indebtedness until the Guaranteed Indebtedness has been paid in full in cash. The Agent may apply any such dividends, distributions, and payments against the Guaranteed Indebtedness in accordance with the Credit Agreement.

          (c)  Each  Guarantor  agrees  that  all  promissory  notes,   accounts
               receivable, ledgers, records, or any other evidence of Subordinated Indebtedness shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under the terms of this Agreement.

     12. No amendment or waiver of any provision of this Agreement or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Agent and the Required Banks except as otherwise provided in the Credit Agreement. No failure on the part of the Agent or any Secured Party to exercise, and no delay in exercising, any right, power, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     13. Any acknowledgment or new promise, whether by payment of principal or interest or otherwise and whether by the Borrower or others (including, without limitation, any Guarantor), with respect to any of the Guaranteed Indebtedness shall, if the statute of limitations in favor of a Guarantor against the Agent or any Secured Party shall have commenced to run, toll the running of such statute of limitations and, if the period of such statute of limitations shall have expired, prevent the operation of such statute of limitations.

     14. This Agreement is for the benefit of the Agent and the Secured Parties and their successors and assigns, and in the event of an assignment of the Guaranteed Indebtedness, or any part thereof pursuant to Section
          14.8 of the Credit Agreement, the rights and benefits hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Agreement is binding not only on each Guarantor, but on each Guarantor's successors and assigns.

     15. Each Guarantor recognizes that the Agent and the Banks are relying upon this Agreement and the undertakings of each Guarantor hereunder and under the other Loan Documents to which each is a party in making extensions of credit to the Borrower under the Credit Agreement and further recognizes that the execution and delivery of this Agreement and the other Loan Documents to which each Guarantor is a party is a material inducement to the Agent and the Banks in entering into the Credit Agreement and continuing to extend credit thereunder. Each Guarantor hereby acknowledges that there are no conditions to the full effectiveness of this Agreement or any other Loan Document to which it is a party.

     16. Any notice or demand to any Guarantor under or in connection with this Agreement or any other Loan Document to which it is a party shall be deemed effective if given to the Guarantor, care of the Borrower, in accordance with the notice provisions in the Credit Agreement.

     17. The Guarantors shall, jointly and severally, pay in accordance with the terms of the Credit Agreement on demand all reasonable attorneys' fees and all other costs and expenses incurred by the Agent and the Secured Parties in connection with the enforcement of this Agreement.

     18. Each Guarantor hereby waives promptness, diligence, notice of any default under the Guaranteed Indebtedness, demand of payment, notice of acceptance of this Agreement, presentment, notice of protest, notice of dishonor, notice of the incurring by the Borrower of additional indebtedness, and all other notices and demands with respect to the Guaranteed Indebtedness and this Agreement.

     19. The Credit Agreement, and all of the terms thereof, are incorporated herein by reference, the same as if stated verbatim herein, and each Guarantor agrees that the Agent and the Secured Parties may exercise any and all rights granted to any of them under the Credit Agreement and the other Loan Documents without affecting the validity or enforceability of this Agreement.

     20. THIS AGREEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT OF EACH GUARANTOR, THE AGENT, AND THE SECURED PARTIES WITH RESPECT TO EACH GUARANTOR'S GUARANTY OF THE GUARANTEED INDEBTEDNESS AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF, INCLUDING WITHOUT LIMITATION, ALL THE GUARANTIES EXECUTED IN CONNECTION WITH THE ORIGINAL AGREEMENT. THIS AGREEMENT IS INTENDED BY EACH GUARANTOR, THE AGENT AND THE SECURED PARTIES AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS OF THE GUARANTY AGREEMENT, AND NO COURSE OF DEALING AMONG ANY GUARANTOR, THE AGENT, AND THE SECURED

          PARTIES, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT, OR MODIFY ANY TERM OF THIS AGREEMENT. THERE ARE NO ORAL AGREEMENTS AMONG ANY GUARANTOR, THE AGENT, AND THE SECURED PARTIES.

     21. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas and applicable laws of the United States of America.

     EXECUTED as of the date first written above.

                                       GUARANTORS:

                                       DARLING RESTAURANT SERVICES, INC.
                                       ESTEEM PRODUCTS, INC.
                                       INTERNATIONAL PROCESSING CORPORATION
                                       INTERNATIONAL TRANSPORTATION
                                       SERVICE, INC.
                                       THE STANDARD TALLOW CORPORATION


                                       By: -------------------------------------
                                           Brad Phillips, Treasurer of each
                                           Guarantor

                                   EXHIBIT "E"
                                       TO
                           DARLING INTERNATIONAL INC.
                      AMENDED AND RESTATED CREDIT AGREEMENT

                           Borrower Security Agreement
                           ---------------------------

                               SECURITY AGREEMENT
                               ------------------
                          (Darling International Inc.)

     THIS SECURITY AGREEMENT ("Agreement") dated as of January 22, 1999 is by and between DARLING INTERNATIONAL INC., a Delaware corporation (the "Debtor") and BANKBOSTON, N.A., as agent for the Secured Parties (the "Agent").

                                R E C I T A L S:
                                ----------------

     The Debtor is  entering  into that  certain  Amended  and  Restated  Credit
Agreement dated of even date herewith with the lenders party thereto (each individually a "Bank" and collectively, the "Banks"), and the Agent as agent for the Banks and the other Secured Parties (such agreement as it may be amended or otherwise modified from time to time is referred to herein as the "Credit Agreement"). The execution and delivery of this Agreement is a condition to the Agent's and the Banks' entering into the Credit Agreement and making the extensions of credit thereunder.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the adequacy, receipt, and sufficiency of which are hereby acknowledged, and in order to induce the Agent and the Banks to make the Loans and issue the Letters of Credit under the Credit Agreement, the parties hereto hereby agree as follows:

                                   ARTICLE I.

                                   Definitions
                                   -----------

     Section A. Definitions. As used in this Agreement, the following terms have the following meanings:

          "Account" means any "account," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by the Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by the Debtor: (a) all rights of the Debtor to payment for goods sold or leased or services rendered or the license of Intellectual Property, whether or not earned by performance; (b) all accounts receivable of the Debtor; (c) all rights of the Debtor to receive any payment of money or other form of consideration; (d) all security pledged, assigned, or granted to or held by the Debtor to secure any of the foregoing; (e) all letters of credit securing, guaranties of, or indemnifications with respect to, any of the foregoing; and (f) all rights of the Debtor as an unpaid seller of goods or services, including, but not limited to, all rights of stoppage in transit, replevin, reclamation, and resale.

          "Chattel Paper" means any "chattel paper," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by the Debtor.

          "Collateral" has the meaning specified in Section 2.1.

          "Copyright License" means any written agreement now or hereafter in existence granting to the Debtor any right to use any Copyright including, without limitation, the agreements identified on Schedule 3.5.

          "Copyrights" means all of the following: (a) copyrights, works protectable by copyright, copyright registrations, and copyright applications (with respect to the Debtor, including, without limitation, those identified on Schedule 3.5); (b) all renewals, extensions, and modifications thereof; (c) all income, royalties, damages, profits, and payments relating to or payable under any of the foregoing; (d) the right to sue for past, present, or future infringements of any of the foregoing; and (e) all other rights and benefits relating to any of the foregoing throughout the world.

          "Copyright Security Agreement" means a security agreement in a form reasonably satisfactory to the Agent pursuant to which the Debtor grants to the Agent, for the benefit of the Secured Parties, a first priority security interest in the Copyrights and the Copyright Licenses for purposes of recording such security interest with any copyright office of any Governmental Authority, as such agreement may hereafter be amended, supplemented, or otherwise modified from time to time.

          "Deposit Accounts" means any and all deposit accounts or other bank accounts now owned or hereafter acquired or opened by the Debtor, and any account which is a replacement or substitute for any of such accounts including, without limitation, those deposit accounts identified on
     Schedule 3.2.

          "Document" means any "document," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by the Debtor, including, without limitation, all documents of title and all receipts covering, evidencing, or representing goods now owned or hereafter acquired by the Debtor.

          "Equipment" means any "equipment," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by the Debtor and, in any event, shall include, without limitation, all machinery, furniture, trailers, rolling stock, vessels, aircraft, and vehicles now owned or hereafter acquired by the Debtor and any and all additions, substitutions, and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment, and accessories installed thereon or affixed thereto.

          "Financial Assets" means any "financial asset," as such term is defined in Article or Chapter 8 of the UCC.

          "Fixtures" means all goods that are "fixtures" as determined in accordance with Article or Chapter 9 of the UCC and applicable real property law, now owned or hereafter acquired by the Debtor and wherever located, and all additions and accessions thereto and replacements therefor.

          "General Intangibles" means any "general intangibles," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by the Debtor and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by the Debtor: (a) all of the Debtor's Intellectual Property together with all of the Debtor's trade secrets, proprietary information, customer lists, designs, and inventions; (b) all of the Debtor's books, records, data, plans, manuals, computer software, computer tapes, computer disks, computer programs, source codes, object codes, and all rights of the Debtor to retrieve data and other information from third parties; (c) all of the Debtor's contract rights, including, without limitation, those relating to Raw Inventory Routes and all of the Debtor's right, title, and interest in and to the Lockbox Agreements which include, without limitation, all rights of the Debtor to receive moneys due and to become due under or pursuant to such agreements; (d) all of the Debtor's partnership interests, joint venture interests, and certificates of deposit; (e) all rights of the Debtor to payment under letters of credit and similar agreements; (f) all tax refunds and tax refund claims of the Debtor; (g) all choses in action and causes of action of the Debtor (whether arising in contract, tort, or otherwise and whether or not currently in litigation) and all judgments in favor of the Debtor; (h) all rights and claims of the Debtor under warranties and indemnities; and (i) all rights of the Debtor under any insurance, surety, or similar contract or arrangement.

          "Instrument" means any "instrument," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by the Debtor, and, in any event, shall include, without limitation, all promissory notes, drafts, bills of exchange, and trade acceptances of the Debtor, whether now owned or hereafter acquired.

          "Intellectual Property" means the Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks, and Trademark Licenses.

          "Inventory" means any "inventory," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by the Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by the Debtor: (a) all goods and other personal property of the Debtor that are held for sale or lease or to be furnished under any contract of service; (b) all raw materials, work-in-process, finished goods, inventory, supplies, and materials of the Debtor; (c) all wrapping, packaging, advertising, and shipping materials of the Debtor; (d) all goods that have been returned to, repossessed by, or stopped in transit by the Debtor; and (e) all Documents evidencing any of the foregoing.

          "Investment Property" means any "investment property" as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by the Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by the Debtor:
     (a) any security, whether certificated or uncertificated; (b) any security entitlement; (c) any securities account (including, without limitation, those described on Schedule 3.2); (d) any commodity contract; and (e) any commodity account (including, without limitation, those identified on Schedule 3.2).

          "Patent License" means any written agreement now or hereafter in existence granting to the Debtor any right to use any invention on which a Patent is in existence, including, without limitation, the agreements identified on Schedule 3.5.

          "Patents" means all of the following: (a) patents, patent applications, and patentable inventions (with respect to the Debtor, including, without limitation, those identified on Schedule 3.5), and all of the inventions and improvements described and claimed therein; (b) all continuations, divisions, renewals, extensions, modifications, substitutions, continuations-in-part, or reissues of any of the foregoing;
     (c) all income, royalties, profits, damages, awards, and payments relating to or payable under any of the foregoing; (d) the right to sue for past, present, and future infringements of any of the foregoing; and (e) all other rights and benefits relating to any of the foregoing throughout the world.

          "Patent Security Agreement" means a security agreement in a form reasonably satisfactory to the Agent pursuant to which the Debtor grants to the Agent, for the benefit of the Secured Parties, a first priority security interest in the Patents and the Patent Licenses for purposes of recording such security interest with any patent office of any Governmental Authority, as such agreement may hereafter be amended, supplemented, or otherwise modified from time to time.

          "Pledged Collateral" means the Pledged Shares and the Instruments evidencing the obligations of the Debtor's subsidiaries to the Debtor described in Section 2.1(c).

          "Pledged Shares" means the shares of capital stock or certificates evidencing other equity, partnership, or membership interests identified on
     Schedule 1.1 or on Schedule 1 to an amendment to this Agreement in the form of Exhibit A.

          "Proceeds" means any "proceeds," as such term is defined in Article or Chapter 9 of the UCC and, in any event, shall include, but not be limited to, (a) any and all proceeds of any insurance, indemnity, warranty, or guaranty payable to the Debtor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to the Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure, or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting, or purporting to act, for or on behalf of any Governmental Authority), (c) all Instruments, Documents, Chattel Paper and General
     Intangibles received or arising in connection with a disposition of the Collateral, and (d) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

          "Raw Inventory Route" means the right to obtain from third parties the raw materials of the type utilized in the Debtor's business.

          "Trademark License" means any written agreement now or hereafter in existence granting to the Debtor any right to use any Trademark, including, without limitation, the agreements identified on Schedule 3.5.

          "Trademarks" means all of the following: (a) trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other business identifiers, prints and labels on which any of the foregoing appear, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings, and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof (with respect to the Debtor, including, without limitation, those identified in Schedule 3.5); (b) all reissues, extensions, and renewals thereof; (c) all income, royalties, damages, and payments now or hereafter relating to or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements of any of the foregoing; (d) the right to sue for past, present, and future infringements of any of the foregoing; (e) all rights corresponding to any of the foregoing throughout the world; and (f) all goodwill associated with and symbolized by any of the foregoing.

          "Trademark Security Agreement" means a security agreement in a form reasonably satisfactory to the Agent pursuant to which the Debtor grants to the Agent, for the benefit of the Secured Parties, a first priority security interest in the Trademarks and the Trademark Licenses for purposes of recording such security interest with any patent office of any Governmental Authority, as such agreement may be amended, supplemented, or otherwise modified from time to time.

          "UCC" means the Uniform Commercial Code as in effect in the State of Texas provided, that if, by applicable law, the perfection or effect of perfection or non-perfection of the security interest created hereunder in any Collateral is governed by the Uniform Commercial Code as in effect on or after the date hereof in any other jurisdiction, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or the effect of perfection or non-perfection.

     Section B. Other Definitional Provisions. Terms used herein that are defined in the Credit Agreement and are not otherwise defined herein shall have the meanings therefor specified in the Credit Agreement. References to "Sections," "subsections," "Exhibits," and "Schedules" shall be to Sections, subsections, Exhibits, and Schedules, respectively, of this Agreement unless otherwise specifically provided. All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. All references to statutes and regulations shall include any amendments of the same and any successor statutes and regulations. Terms used herein, which are defined in the UCC, unless otherwise defined herein or in the Credit Agreement, shall have the meanings determined in accordance with the UCC.

                                   ARTICLE II.

                                Security Interest
                                -----------------

     Section A. Security Interest. As collateral security for the prompt payment and performance in full when due of the Obligations (whether at stated maturity, by acceleration, or otherwise), the Debtor hereby pledges and assigns to the Agent, and grants to the Agent, for the benefit of the Secured Parties, a continuing lien on and security interest in, all of the Debtor's right, title, and interest in and to the following, whether now owned or hereafter arising or acquired and wherever located (collectively, the "Collateral"):

     (a)  all Accounts;

     (b)  all Chattel Paper;

     (c) all Instruments, including, without limitation, or in addition, all instruments evidencing indebtedness from time to time owed to the Debtor by the Subsidiaries of the Debtor, and all interest, cash, and other property from time to time received, receivable, or otherwise distributed or distributable in respect of or in exchange for any or all of such indebtedness;

     (d)  all General Intangibles;

     (e)  all Documents;

     (f)  all Equipment,

     (g)  all Fixtures;

     (h)  all Inventory;

     (i) all Financial Assets and Investment Property, including, without limitation or in addition, the following:

          (1) all the Pledged Shares and the certificates representing the Pledged Shares, and all dividends, cash, Instruments, and other property from time to time received, receivable, or otherwise distributed or distributable in respect of or in exchange for any or all of the Pledged Shares; and

          (2) all additional shares of capital stock of the Subsidiaries of the Debtor from time to time owned or acquired by the Debtor in any manner, and all dividends, cash, Instruments, and other property from time to time received, receivable, or otherwise distributed or distributable in respect of or in exchange for any or all of such shares; provided however, not more than sixty-six percent (66%) of the capital stock or other ownership interest in each Subsidiary organized in a jurisdiction located outside the United States of America is, or is required to be, pledged to the Agent under any provision of this Section 2.1;

     (j) all Deposit Accounts of the Debtor and all funds, certificates, Documents, Instruments, checks, drafts, wire transfer receipts, and other earnings, profits, or other Proceeds from time to time representing, evidencing, deposited into, or held in the Deposit Accounts; and

     (k) all products and Proceeds, in cash or otherwise, of any of the property described in the foregoing clauses (a) through (j).

     Section B. Debtor Remains Liable. Notwithstanding anything to the contrary contained herein, (a) the Debtor shall remain liable under the documentation included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Agent of any of its rights or remedies hereunder shall not release the Debtor from any of its duties or obligations under such documentation, (c) the Agent shall not have any obligation under any such documentation included in the Collateral by reason of this Agreement, and (d) the Agent shall not be obligated to perform any of the obligations of the Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                                  ARTICLE III.

                         Representations and Warranties
                         ------------------------------

     To induce the Agent and the Banks to enter into the Credit Agreement, the Debtor represents and warrants to the Agent and the Secured Parties that:

     Section A. Location of Equipment, Fixtures, and Inventory; Third Parties in Possession. All of the Equipment, Fixtures, and Inventory are located at the places specified in Schedule 3.1, except to the extent any such Equipment, Fixtures, or Inventory is in transit or being repaired elsewhere. Schedule 3.1 correctly identifies, as of the date hereof, the landlords, if any, of each location identified in Schedule 3.1. Except for the Persons identified on
Schedule 3.1 or Persons in possession of any such Collateral which is in transit or is out for repair, as of the date hereof, no Person other than the Debtor and the Agent has possession of any of the Collateral. None of the Collateral has been located in any location within the past four months other than as set forth on Schedule 3.1. The Debtor has provided the Agent with accurate descriptions of all the real property on which the Fixtures are located.

     Section B. Deposit, Commodity, and Securities Accounts. Schedule 3.2 correctly identifies all deposit, commodity, and securities accounts owned by the Debtor and the institutions holding such accounts. No Person other than the Debtor has control over any Investment Property.

     Section C. Office Locations; Fictitious Names; Tax I.D. Number. The principal place of business and the chief executive office of the Debtor is identified on Schedule 3.1. Schedule 3.1 also sets forth all other places where the Debtor keeps its books and records and all other locations where the Debtor has a place of business. The Debtor does not do business and has not done business during the past five (5) years under any trade name or fictitious business name except as disclosed on Schedule 3.3. The Debtor's United States Federal Income Tax I.D. Number is 36-2495346.

     Section D. Delivery of Collateral. Except as provided by Section 4.2, the Debtor has delivered to the Agent all Collateral the possession of which is necessary to perfect the security interest of the Agent therein. All certificates of title evidencing Equipment shall be delivered to the Agent to the extent required by Section 9.10 of the Credit Agreement in accordance with
Section 9.10 of the Credit Agreement.

     Section E. Intellectual Property. All Intellectual Property of the Debtor that is registered with or for which an application for registration has been filed with any Governmental Authority is identified on Schedule 3.5, and such information is true, correct, and complete in all material respects as of the date hereof.

                                   ARTICLE IV.

                                    Covenants
                                    ---------

     The Debtor covenants and agrees with the Agent that until this Agreement terminates as provided in Section 7.11 and subject to Section 9.10 of the Credit
Agreement:

     Section A. Accounts. The Debtor shall, in accordance with its customary business practices, endeavor to collect or cause to be collected from each account debtor under its Accounts, as and when due, any and all amounts owing under such Accounts. Without the prior written consent of the Agent, the Debtor shall not, except in the ordinary course of business and in no event after the occurrence and during the continuance of an Event of Default, (a) grant any extension of time for any payment with respect to any of the Accounts, (b) compromise, compound, or settle any of the Accounts for less than the full amount thereof, (c) release, in whole or in part, any Person liable for payment of any of the Accounts, (d) allow any credit or discount for payment with respect to any Account other than trade or other customary discounts granted in the ordinary course of business, or (e) release any Lien or guaranty securing any Account unless such Account has been paid.

     Section B. Further Assurances. At any time and from time to time, upon the reasonable request of the Agent, and at the sole expense of the Debtor, the Debtor shall, subject to the exceptions to the creation, perfection, and/or protection of Liens permitted by Section 9.10 of the Credit Agreement, promptly execute and deliver all such further agreements, documents, and instruments and take such further action as the Agent may reasonably deem necessary or appropriate to preserve and perfect its security interest in the Collateral and carry out the provisions and purposes of this Agreement or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral. Without limiting the generality of the foregoing, the Debtor shall upon reasonable request by the Agent, or if no request is made by the Agent with each of the reports delivered to the Agent pursuant to Section 9.1(b) of the Credit Agreement, but subject to the exceptions to the creation, perfection, and/or protection of Liens permitted by Section 9.10 of the Credit Agreement, (a) execute and deliver to the Agent such financing statements as the Agent may from time to time reasonably require, (b) take such action within its control as the Agent may reasonably request to permit the Agent to have control over any Investment Property, (c) deliver to the Agent all Collateral the possession of which is necessary to perfect the security interest therein, duly endorsed and/or accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Agent; except that, prior to the occurrence of a Default and when the same shall no longer be continuing, the Debtor may: (i) retain any letters of credit received in the ordinary course of business; (ii) retain and utilize in the ordinary course of business all cash dividends and interest paid in respect to any of the Pledged Collateral or any other Investment Property; (iii) retain any Documents received and further negotiated in the ordinary course of business, (d) immediately when any Default exists, deliver any and all certificates of title, applications for title, or similar evidence of ownership of Equipment and cause the Agent to be named as lienholder thereon, provided that each of such items shall be immediately delivered to the Agent whenever any Default exists, and (e) execute and deliver to the Agent such other agreements, documents, and instruments as the Agent may reasonably require to perfect and maintain the validity, effectiveness, and priority of the Liens intended to be created by the Loan Documents.

     Section C. Third Parties in Possession of Collateral. Except as may otherwise be permitted by Section 9.10 of the Credit Agreement, the Debtor shall not permit any third Person (including any warehouseman, bailee, agent, consignee, or processor) to hold any Collateral (other than Equipment, Fixtures, and Inventory in transit or out for repairs), unless the Debtor shall: (i) notify such third Person of the security interests created hereby; (ii) instruct such Person to hold all such Collateral for the Agent's account subject to the Agent's instructions; and (iii) take all other actions the Agent reasonably deems necessary to perfect and protect its and the Debtor's interests in such Collateral pursuant to the requirements of the UCC of the applicable jurisdiction where the warehouseman, bailee, consignee, agent, processor, or other third Person is located (including, without limitation, the filing of a financing statement in the proper jurisdiction naming the applicable third Person as debtor and the Debtor as secured party and notifying the third Person's secured lenders of the Debtor's interest in such Collateral before the third Person receives possession of the Collateral in question).

     Section D. Corporate Changes. The Debtor shall not change its name, identity, or corporate structure, in any manner that might make any financing statement filed in connection with this Agreement seriously misleading and the Debtor shall not change its United States Federal Tax I.D. Number unless, in each case, the Debtor shall have given the Agent thirty (30) days, or such shorter time as the Agent may agree to, prior written notice thereof and shall have taken all action reasonably deemed necessary or desirable by the Agent to protect its Liens with the perfection and priority thereof required by the Loan Documents. The Debtor shall not change its principal place of business, chief executive office, or the place where it keeps its books and records unless it shall have given the Agent thirty (30) days, or such shorter time as the Agent may agree to, prior written notice thereof and shall have taken all action deemed necessary or desirable by the Agent to cause its security interest in the Collateral to be perfected with the priority required by the Loan Documents.

     Section E. Equipment, Fixtures, and Inventory. Except as otherwise permitted by Section 4.3, the Debtor shall keep the Equipment, Fixtures, and Inventory at (or in transit to) any of the locations specified on Schedule 3.1 or, upon completion of an amendment to Schedule 3.1 and thirty (30) days, or such shorter time as the Agent may agree to, prior written notice to the Agent, at such other places within the United States of America where all action required to perfect the Agent's security interest in such Collateral with the priority required by the Loan Documents shall have been taken.

     Section F. Warehouse Receipts Non-Negotiable. The Debtor agrees that if any "negotiable" (as such term is used in Section 7.104 of the UCC) warehouse receipt or receipt in the nature of a warehouse receipt is issued in respect of any portion of the Collateral, such warehouse receipt or receipt in the nature thereof shall be delivered to the Agent promptly after the Agent's request, or if no request is made with the next report delivered to the Agent pursuant to
Section 9.1(b) of the Credit Agreement.

     Section G. Voting Rights; Distributions, Etc. So long as no Event of Default shall have occurred and be continuing, the Debtor shall be entitled to exercise any and all voting and other consensual rights (including, without limitation, the right to give consents, waivers, and notifications) pertaining to any of the Pledged Collateral or any other Investment Property; provided, however, that no vote shall be cast or consent, waiver, or ratification given or action taken without the prior written consent of the Agent which would be inconsistent with or violate any provision of this Agreement or any other Loan Document.

     Section H. Transfers and Other Liens; Additional Investments. Except as permitted by the terms of the Credit Agreement or this Agreement, the Debtor agrees that it will (i) cause each issuer of any of the Pledged Collateral not to issue any shares of stock, notes, or other securities or instruments in addition to or in substitution for any of the Pledged Collateral, (ii) subject to Section 2.1(i)(2), pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all such shares of stock, membership interests, notes, or instruments, and (iii) with each of the reports delivered to Agent pursuant to Section 9.1(b) of the Credit Agreement, deliver to the Agent an Amendment, duly executed by the Debtor, in substantially the form of Exhibit A (an "Amendment"), in respect of such shares of stock, membership interests, notes, or instruments, together with all certificates, notes, or other instruments representing or evidencing the same. The Debtor hereby (x) authorizes the Agent to attach each Amendment to this Agreement, and (y) agrees that all such shares of stock, membership interests, notes, or instruments listed on any Amendment delivered to the Agent shall for all purposes hereunder constitute Pledged Collateral.

     Section I. Intellectual Property Covenants. If, before the Obligations are paid in full, the Debtor obtains any new Intellectual Property or rights thereto or becomes entitled to the benefit of any Intellectual Property, the Debtor shall give written notice thereof to the Agent with the next report delivered to the Agent pursuant to Section 9.1(b) of the Credit Agreement, and upon Agent's request shall execute and deliver, in form and substance reasonably satisfactory to the Agent, a Copyright Security Agreement, Patent Security Agreement, or Trademark Security Agreement, as applicable, describing any such new Intellectual Property. The Debtor shall: (a) prosecute diligently any copyright, patent, trademark, or license application at any time pending which is material to the conduct of the Debtor's business; (b) make application on all new copyrights, patents, and trademarks as reasonably deemed appropriate by the Debtor; (c) preserve and maintain all rights in the Intellectual Property that are material to the conduct of the Debtor's business; and (d) at the request of the Agent, upon and after the occurrence and during the continuance of an Event of Default, use its reasonable efforts to obtain any consents, waivers, or agreements necessary to enable the Agent to exercise its remedies with respect to the Intellectual Property. The Debtor shall not abandon any pending copyright, patent, or trademark application, or Copyright, Patent, Trademark, or any other Intellectual Property which is material to the conduct of the Debtor's business without the prior written consent of the Agent.

     Section J. Lockbox of Proceeds. The Debtor shall instruct all customers and other Persons obligated with respect to all Accounts and other Collateral to make all payments with respect thereto to a post office box or boxes in accordance with the terms of one or more of the Lockbox Agreements or by wire transfer to the Concentration Account or any account established pursuant to the Lockbox Agreements. The Debtor shall irrevocably instruct each depository bank who has entered into a Lockbox Agreement and who receives proceeds of the Debtor's Accounts to remit all proceeds of such payments directly to the Agent on a daily basis by automated clearing house debit directly for credit to the Concentration Account or by wire transfer to the Agent for application in accordance with the Credit Agreement. Any income received by the Agent with respect to the balance in the Concentration Account shall remain, or be deposited, in the Concentration Account for the credit of the Debtor. In addition to the foregoing, the Debtor agrees that if any Proceeds (including, without limitation, the payments made in respect of Accounts) shall be received by it, the Debtor shall as promptly as possible deposit such Proceeds into the Concentration Account or a deposit account established pursuant to a Lockbox Agreement. Until so deposited, all such Proceeds shall be held in trust by the Debtor for the benefit of the Agent and shall be segregated from any other funds or property of the Debtor.

     Section K. Deposit, Commodity, and Security Accounts. The Debtor shall not open any new deposit, commodity, or security account or otherwise utilize any such account other than the deposit accounts identified on Schedule 3.2 unless the Debtor shall have given the Agent thirty (30) days, or such shorter time as the Agent may agree to, prior written notice thereof and shall have taken all action within its control deemed necessary or desirable by the Agent to cause its security interest therein to be perfected with the priority required by the Loan Documents. Prior to the occurrence and continuance of an Event of Default, the Debtor may make purchases and sales of Investment Property and Financial Assets in accordance with the restrictions on investments set out in the Credit Agreement. After the occurrence and during the continuance of an Event of Default the Debtor shall not be authorized to make purchases and sales of the Investment Property or Financial Assets and the Debtor shall take such steps within its control as the Agent may reasonably request to give the Agent control over all Investment Property and Financial Assets. The Debtor will not give any party other than the Agent control over any Investment Property or Financial Assets.

                                   ARTICLE V.

                               Rights of the Agent
                               -------------------

     Section A. Power of Attorney. THE DEBTOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS THE AGENT AND ANY OFFICER OR AGENT THEREOF, WITH FULL POWER OF
SUBSTITUTION, AS ITS TRUE AND LAWFUL ATTORNEY-IN-FACT WITH FULL IRREVOCABLE POWER AND AUTHORITY IN THE NAME OF THE DEBTOR OR IN ITS OWN NAME, TO TAKE, AFTER THE OCCURRENCE AND DURING THE CONTINUANCE OF A DEFAULT, ANY AND ALL ACTIONS AND TO EXECUTE ANY AND ALL DOCUMENTS AND INSTRUMENTS WHICH THE AGENT AT ANY TIME AND FROM TIME TO TIME DEEMS NECESSARY OR DESIRABLE TO ACCOMPLISH THE PURPOSES OF THIS AGREEMENT AND, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE DEBTOR HEREBY GIVES THE AGENT THE POWER AND RIGHT ON BEHALF OF THE DEBTOR AND IN THE AGENT'S OWN NAME TO DO ANY OF THE FOLLOWING AFTER THE OCCURRENCE AND DURING THE CONTINUANCE OF A DEFAULT, WITHOUT NOTICE TO OR THE CONSENT OF THE DEBTOR:

          (i) to demand, sue for, collect, or receive, in the name of the Debtor or in the Agent's own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, documents of title, or any other instruments for the payment of money under the Collateral or any policy of insurance;

          (ii) to pay or discharge taxes, Liens, or other encumbrances levied or placed on or threatened against the Collateral;

          (iii) to notify post office authorities to change the address for delivery of mail of the Debtor to an address designated by the Agent and to receive, open, and dispose of mail addressed to the Debtor;

          (iv) (A) to direct account debtors and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Agent or as the Agent shall direct (the Debtor agrees that if any Proceeds of any Collateral (including, without limitation, payments made in respect of Accounts) shall be received by the Debtor while a Default exists, the Debtor shall promptly deliver such Proceeds to the Agent with any necessary endorsements, and until such Proceeds are delivered to the Agent, such Proceeds shall be held in trust by the Debtor for the benefit of the Agent and shall not be commingled with any other funds or property of the Debtor); (B) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, freight, or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, proxies, stock powers, verifications, and notices in connection with accounts and other documents relating to the Collateral; (D) to commence and prosecute any suit, action, or proceeding at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral;
     (E) to defend any suit, action, or proceeding brought against the Debtor with respect to any Collateral; (F) to settle, compromise, or adjust any suit, action, or proceeding described above and, in connection therewith, to give such discharges or releases as the Agent may deem appropriate; (G) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar, or other designated agency upon such terms as the Agent may determine; (H) to add or release any guarantor, indorser, surety, or other party to any of the Collateral; (I) to renew, extend, or otherwise change the terms and conditions of any of the Collateral; (J) to grant or issue any exclusive or nonexclusive license under or with respect to any of the Intellectual Property (subject to the rights of third parties under pre-existing licenses); (K) to endorse the Debtor's name on all applications, documents, papers, and instruments necessary or desirable in order for the Agent to use any of the Intellectual Property; (L) to make, settle, compromise, or adjust any claims under or pertaining to any of the Collateral (including, without limitation, claims under any policy of insurance); and (M) to sell, transfer, pledge, convey, make any agreement with respect to, or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do, at the Agent's option and the Debtor's expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve, maintain, or realize upon the Collateral and the Agent's security interest therein.

THIS POWER OF ATTORNEY IS A POWER COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL TERMINATION OF THIS AGREEMENT IN ACCORDANCE WITH SECTION 7.11. The Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to the Agent in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. Neither the Agent nor any Person designated by the Agent shall be liable for any act or omission or for any error of judgment or any mistake of fact or law. This power of attorney is conferred on the Agent solely to protect, preserve, maintain, and realize upon its security interest in the Collateral. The Agent shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve, or maintain any Lien given to secure the Collateral.

     Section B. Assignment by the Agent. The Agent and each Secured Party may at any time assign or otherwise transfer all or any portion of their rights and obligations under this Agreement and the other Loan Documents (including, without limitation, the Obligations) to any other Person (with respect to the Banks, to the extent permitted by, and upon the conditions contained in, the Credit Agreement), and such Person shall thereupon become vested with all the benefits thereof granted to the Agent and the Secured Parties, respectively, herein or otherwise.

     Section C. Possession; Reasonable Care. The Agent may, from time to time, in its sole discretion, appoint one or more agents to hold physical custody, for the account of the Agent, of any or all of the Collateral that the Agent has a right to possess. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Agent accords its own property, it being understood that the Agent shall not have any responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders, or other matters relative to any Collateral, whether or not the Agent has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Collateral.

                                   ARTICLE VI.

                                     Default
                                     -------

     Section A. Rights and Remedies. If an Event of Default shall have occurred and be continuing, the Agent shall have the following rights and remedies:

          (i) In addition to all other rights and remedies granted to the Agent in this Agreement or in any other Loan Document or by applicable law, the Agent shall have all of the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral). Without limiting the generality of the foregoing, the Agent may (A) without demand or notice to the Debtor, collect, receive, or take possession of the Collateral or any part thereof and for that purpose the Agent may enter upon any premises on which the Collateral is located and remove the Collateral therefrom or render it inoperable, and/or (B) sell, lease, or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at the Agent's offices or elsewhere, for cash, on credit, or for future delivery, and upon such other terms as the Agent may deem commercially reasonable or otherwise as may be permitted by law. The Agent shall have the right at any public sale or sales, and, to the extent permitted by applicable law, at any private sale or sales, to bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) and become a purchaser of the Collateral or any part thereof free of any right or equity of redemption on the part of the Debtor, which right or equity of redemption is hereby expressly waived and released by the Debtor. Upon the request of the Agent, the Debtor shall assemble the Collateral and make it available to the Agent at any place designated by the Agent that is reasonably convenient to the Debtor and the Agent. The Debtor agrees that the Agent shall not be obligated to give more than ten (10) days prior written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. The Agent shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. Subject to the provisions of Section 14.1 of the Credit Agreement, the Debtor shall be liable for all expenses of retaking, holding, preparing for sale, or the like, and all reasonable attorneys' fees, legal expenses, and other costs and expenses incurred by the Agent in connection with the collection of the Obligations and the enforcement of the Agent's rights under this

     Agreement. The Debtor shall remain liable for any deficiency if the Proceeds of any sale or other disposition of the Collateral applied to the Obligations are insufficient to pay the Obligations in full. The Agent may apply the Collateral against the Obligations as provided in the Credit Agreement. The Debtor waives all rights of marshaling, valuation, and appraisal in respect of the Collateral. Any cash held by the Agent as Collateral and all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent as collateral for, and then or at any time thereafter applied in whole or in part by the Agent against, the Obligations in the order permitted by the Credit Agreement. Any surplus of such cash or cash proceeds and interest accrued thereon, if any, held by the Agent and remaining after payment in full of all the Obligations and termination of all commitments and Letters of Credit shall be promptly paid over to the Debtor or to whomsoever may be lawfully entitled to receive such surplus; provided that the Agent shall have no obligation to invest or otherwise pay interest on any amounts held by it in connection with or pursuant to this Agreement.

          (ii) The Agent may cause any or all of the Collateral held by it to be transferred into the name of the Agent or the name or names of the Agent's nominee or nominees.

          (iii) The Agent may exercise any and all of the rights and remedies of the Debtor under or in respect of the Collateral, including, without limitation, any and all rights of the Debtor to demand or otherwise require payment of any amount under, or performance of any provision of, any of the Collateral and any and all voting rights and corporate powers in respect of the Collateral. The Debtor shall execute and deliver (or cause to be executed and delivered) to the Agent all such proxies and other instruments as the Agent may reasonably request for the purpose of enabling the Agent to exercise the voting and other rights which it is entitled to exercise pursuant to this clause (iii) and to receive the dividends, interest, and other distributions which it is entitled to receive hereunder.

          (iv) The Agent may collect or receive all money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

          (v) On any sale of the Collateral, the Agent is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the view of the Agent's counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable Governmental Authority.

          (vi) For purposes of enabling the Agent to exercise its rights and remedies under this Section 6.1 and enabling the Agent and its successors and assigns to enjoy the full benefits of the Collateral in each case as the Agent shall be entitled to exercise its rights and remedies under this
     Section 6.1, the Debtor hereby grants to the Agent an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Debtor) to use, assign, license, or sublicense any of the Intellectual Property, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and all computer programs used for the completion or printout thereof and further including in such license such rights of quality control and inspection as are reasonably necessary to prevent the Trademarks included in such license from claims of invalidation. This license shall also inure to the benefit of all successors, assigns, and transferees of the Agent. The Debtor agrees not to sell or assign its interest in, or grant any sublicense under, the license granted under this Section 6.1(vi) without the prior written consent of the Agent, provided that this license shall not prevent the sale by the Debtor of any Intellectual Property subject thereto (if such sale is otherwise permissible under the Loan Documents and the Credit Agreement) and such Intellectual Property shall be sold free and clear of the license to the Agent granted hereunder.

     Section B. Private Sales. The Debtor recognizes that the Agent may be unable to effect a public sale of any or all of the Collateral by reason of certain prohibitions contained in the laws of any jurisdiction outside the United States, the Securities Act of 1933, as amended from time to time (the "Securities Act") and applicable state securities laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral for their own account for investment and not with a view to the distribution or resale thereof. The Debtor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall, to the extent permitted by law, be deemed to have been made in a commercially reasonable manner. Neither the Agent nor the Secured Parties shall be under any obligation to delay a sale of any of the Collateral for the period of time necessary to permit the issuer of such securities to register such securities under the laws of any jurisdiction outside the United States, under the Securities Act, or under any applicable state securities laws, even if such issuer would agree to do so. The Debtor further agrees to do or cause to be done, to the extent that the Debtor may do so under applicable law, all such other reasonable acts and things as may be necessary to make such sales or resales of any portion or all of the Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees, or awards of any and all courts, arbitrators, or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Debtor's expense.

                                  ARTICLE VII.

                                  Miscellaneous
                                  -------------

     Section A. No Waiver; Cumulative Remedies. No failure on the part of the Agent to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

     Section B. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Debtor, the Agent, the Secured Parties and their respective successors and assigns, except that the Debtor may not assign any of its rights or obligations under this Agreement without the prior written consent of the Agent and the Banks and the Agent may not appoint a successor to the Agent except in accordance with the Credit Agreement.

     Section C. Amendment; Entire Agreement; Continuation of Liens. THIS AGREEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF (INCLUDING WITHOUT LIMITATION, THAT CERTAIN PLEDGE AGREEMENT DATED JUNE 5, 1997 EXECUTED BY DEBTOR IN FAVOR OF AGENT IN CONNECTION WITH THE ORIGINAL AGREEMENT, THE "EXISTING PLEDGE AGREEMENT") AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO. This Agreement amends and restates in its entirety the Existing Pledge Agreement but does not extinguish the Liens created thereunder which Liens are continued under the terms hereof. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto and the number of Banks required by the terms of Section 14.11 of the Credit Agreement.

     Section D. Notices. All notices and other communications provided for in this Agreement shall be given or made in accordance with the Credit Agreement.

     Section E. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas and applicable laws of the United States of America.

     Section F. Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

     Section G. Survival of Representations and Warranties. All representations and warranties made in this Agreement or in any certificate delivered pursuant hereto shall survive the execution and delivery of this Agreement, and no investigation by the Agent or any Secured Party shall affect the representations and warranties or the right of the Agent and each Secured Party to rely upon them.

     Section H. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

     Section I. Waiver of Bond. In the event the Agent seeks to take possession of any or all of the Collateral by judicial process, the Debtor hereby irrevocably waives any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession, and waives any demand for possession prior to the commencement of any such suit or action.

     Section J. Severability. Any provision of this Agreement which is determined by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section K. Termination. If all of the Obligations shall have been paid and performed in full, all commitments of the Agent and the Secured Parties to the Debtor shall have expired or terminated, and no Letters of Credit shall remain outstanding, the Agent shall, at the sole expense of and upon the written request of the Debtor, execute and deliver to the Debtor a proper instrument or instruments acknowledging the release and termination of the security interests created by this Agreement (and such other documentation as the Debtor shall reasonably request to evidence such termination), and shall duly assign and deliver to the Debtor (without recourse and without any representation or warranty other than as to authorization to enter into such assignments and releases) such of the Collateral as may be in the possession of the Agent and has not previously been sold or otherwise applied pursuant to this Agreement.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

                                       THE DEBTOR:
                                       ----------

                                       DARLING INTERNATIONAL INC.


                                       By: -------------------------------------
                                           Brad Phillips, Treasurer


                                       THE AGENT:

                                       BANKBOSTON, N.A., as the Agent for the
                                       Secured Parties


                                       By: -------------------------------------
                                           Peter Haley, Vice President

                                  Schedule 1.1
                                       TO
                               SECURITY AGREEMENT

                                 Pledged Shares
                                 --------------

                            A. DOMESTIC SUBSIDIARIES

----------------------------------------------------------------------------------------------------------------
Subsidiary                           Type of Stock         Par Value         No. of Shares       Certificate No.
----------------------------------------------------------------------------------------------------------------

Insurance Company of                      Common               No                400                    4
Colorado, Inc.
----------------------------------------------------------------------------------------------------------------
Standard Rendering Company                Common              $100                10                    6
----------------------------------------------------------------------------------------------------------------
The Van Iderstine Company                 Common              $100                10                    6
----------------------------------------------------------------------------------------------------------------
The Standard Tallow                   Class A Voting          None             58.0656                 A43
Corporation                            Common Stock
----------------------------------------------------------------------------------------------------------------
The Standard Tallow                     Class B Non           None                72                   B16
Corporation                            Voting Common
                                           Stock
----------------------------------------------------------------------------------------------------------------
The Standard Tallow                     Class D Non           None             52.2094                 D46
Corporation                            Voting Common
                                           Stock
----------------------------------------------------------------------------------------------------------------
The Standard Tallow                   Class E Voting          None                75                   E29
Corporation                            Common Stock
----------------------------------------------------------------------------------------------------------------
International Processing              Class A Common         $1.00             750,000                A 13
Corporation                                Stock
----------------------------------------------------------------------------------------------------------------
International Processing              Class B Common         $1.00             750,000                B 14
Corporation                                Stock
----------------------------------------------------------------------------------------------------------------
International Transportation          Class A Common          $100               7.5                   26
Service, Inc.                              Stock
----------------------------------------------------------------------------------------------------------------
International Transportation          Class B Common          $100               7.5                    6
Service, Inc.                              Stock
----------------------------------------------------------------------------------------------------------------
Darling Restaurant Services Inc.          Common              $.01               100                    1
----------------------------------------------------------------------------------------------------------------
Eastern Shore Rendering Company           Common              None               100                    1
----------------------------------------------------------------------------------------------------------------
Darling Properties, Inc.                  Common              $100                10                    7
----------------------------------------------------------------------------------------------------------------
Esteem Products Inc.                   Common Stock           $.01               100                    1
----------------------------------------------------------------------------------------------------------------
                                              B.  FOREIGN SUBSIDIARIES
----------------------------------------------------------------------------------------------------------------
Subsidiary                           Type of Stock         Par Value         No. of Shares       Certificate No.
----------------------------------------------------------------------------------------------------------------
Darling International Ltd.                Common               No                660                   C2
Subsidiary                           Type of Stock         Par Value         No. of Shares       Certificate No.
----------------------------------------------------------------------------------------------------------------
Darling Foreign Sales Corp.               Common               No                660                    1
Subsidiary                           Type of Stock         Par Value         No. of Shares       Certificate No.
----------------------------------------------------------------------------------------------------------------




                                  SCHEDULE 3.1
                                       TO
                               SECURITY AGREEMENT

                                    Locations
                                    ---------

             I. Principal Place of Business/Chief Executive Office:
                ---------------------------------------------------


==================================================================================================================
                                                                                      Name and Address of Landlord
                    Address                              Use        Lease/Own          of Premises (if any)
==================================================================================================================
251 O'Connor Ridge Blvd.                                Office       Lease           Massachusetts Mutual
Irving (Dallas County), Texas 75038-6532                                             Life            Ins. Co.
                                                                                     c/o Cornerstone Real
                                                                                     Estate           Advisors,
                                                                                     Inc.
                                                                                     311 South Wacker Drive Suite
                                                                                     980
                                                                                     Chicago, Illinois 60606
------------------------------------------------------------------------------------------------------------------
1200 Walnut Hill Lane                                   Tax Audit    Lease           Same as above
Irving (Dallas County), Texas  75038                                                 "Mass Mutual"
==================================================================================================================

                                                II.  Other Locations:
                                                     ---------------

==================================================================================================================
                                                                                      Name and Address of Landlord
                    Address                              Use        Lease/Own          of Premises (if any)
==================================================================================================================
4826 Otay Valley Road                                   Land         Own             None
Chula Vista, San Diego County, CA 91911
------------------------------------------------------------------------------------------------------------------
2354 S. Fruit Ave.                                      Plant        Own             None
Fresno, Fresno County, CA 93706
------------------------------------------------------------------------------------------------------------------
2626 E. 25th Street                                     Plant        Own             None
Los Angeles, Los Angeles County, CA 90058
------------------------------------------------------------------------------------------------------------------
2592 Lakeville Hwy                                      Closed       Own             None
Petaluma, Sonoma County, CA 94592                       Transfer
                                                        Station
------------------------------------------------------------------------------------------------------------------
8096 Miramar Road                                       Transfer     Lease           Dowdy Brothers
San Diego, San Diego County, CA 92126                   Station                      P.O. Box 3145
                                                                                     Escondido, CA 92025
------------------------------------------------------------------------------------------------------------------
429 Amador Street                                       Plant        Lease           Port of San Francisco
Pier 92                                                                              Ferry Building
San Francisco, San Francisco County, CA 92124                                        San Francisco, CA 94111
------------------------------------------------------------------------------------------------------------------
11946 Carpenter Road                                    Plant        Own             None
Turlock, Stanislaus County, CA 95313
------------------------------------------------------------------------------------------------------------------

                                       1


==================================================================================================================
                                                                                      Name and Address of Landlord
                    Address                              Use        Lease/Own          of Premises (if any)
==================================================================================================================
Harriet & 26th Street                                   Land         Own             None
Los Angeles, Los Angeles County, CA 90058
------------------------------------------------------------------------------------------------------------------
Terminal 5, Pier 92                                     Terminal     Lease           Port of San Francisco
San Francisco, San Francisco County, CA 92124                                        Ferry Building
                                                                                     San Francisco, CA 94111
------------------------------------------------------------------------------------------------------------------
Lambeth, Ontario, Canada NOL 1S0                        Transfer     Own             None
                                                        Station
------------------------------------------------------------------------------------------------------------------
4056 MeadowBrook, Unit 125                              Office       Lease           Old Oak Properties Inc.
London, Ontario, Middlesex County                                                    148 Fullarton Street
Canada  N6L 1C7                                                                      Suite 2000
                                                                                     Talbot Centre
                                                                                     London, Ontario, Canada
                                                                                     N6A 5P3
------------------------------------------------------------------------------------------------------------------
1360 Industrial Park Road                               Plant        Own             None
Mulberry, Polk County, Florida 33860
------------------------------------------------------------------------------------------------------------------
3rd Street between dead end and Moat Street             Land         Own             None
Jacksonville, Duval County, Florida  32254
------------------------------------------------------------------------------------------------------------------
700 N.W. 57th Street                                    Trap Grease  Lease           Berry Hill Limited Partnership
Ft. Lauderdale, Broward County, Florida 33309                                        John A. Fontaine
                                                                                     16 Via Lago
                                                                                     Boynton Beach, FL 33435
------------------------------------------------------------------------------------------------------------------
Highway 10 East                                         Plant        Own             None
P.O. Box 179
Alton, Sioux County, IA 51003
------------------------------------------------------------------------------------------------------------------
1900 Murray                                             Plant        Own             None
Sioux City, Woodbury County, IA 51111
------------------------------------------------------------------------------------------------------------------
P.O. Box 269, Highway 30                                Closed       Own             None
Tama, Tama County, IA 52339
------------------------------------------------------------------------------------------------------------------
18305 S. Cole Road                                      Plant        Own             None
Boise, Ada County, ID 83705
------------------------------------------------------------------------------------------------------------------
East Kimberly Road                                      Transfer     Own             None
Twin Falls, Twin Falls County, ID 83301                 Station
------------------------------------------------------------------------------------------------------------------
P.O. Box 55                                             Plant        Own             None
St. Louis, St. Clair County, IL 62071
------------------------------------------------------------------------------------------------------------------
3000 West Wireton Road                                  Trap Grease  Own             None
Blue Island, Cook County,  IL 60406
------------------------------------------------------------------------------------------------------------------

                                       2


==================================================================================================================
                                                                                      Name and Address of Landlord
                    Address                              Use        Lease/Own          of Premises (if any)
==================================================================================================================
13153 South Francisco Avenue                            Equip.       Lease           Three H. Enterprises LLC
Blue Island, Cook County, IL 60406                      Storage                      2200 West 138th Street
                                                                                     Blue Island, IL 60406
------------------------------------------------------------------------------------------------------------------
P.O. Box 399, 74 South                                  Closed       Own             None
Old Franklyn Road
Shelbyville, Shelby County, IN 46176
------------------------------------------------------------------------------------------------------------------
Indianapolis Transfer Station                           Transfer     Lease           Avanti Development, Inc.
1353 South Drover Street                                Station                      1315 South Drover Street
Indianapolis, Marion County, IN 46221                                                Indianapolis, IN 46221
------------------------------------------------------------------------------------------------------------------
685 Adams Street                                        Plant        Own             None
Kansas City, Wyandotte County, KS 66105
------------------------------------------------------------------------------------------------------------------
Parish Road                                             Transfer     Lease           Wilton Thibodeaux
Crowly, Acadia Parish, LA 75026                         Station                      114 Webb Street
                                                                                     Crowley, LA 70526
                                                                                     (verbal lease month to month)
------------------------------------------------------------------------------------------------------------------
2521 Bayou Road                                         Transfer     Lease           L.A.B. Properties LLC
Harvey, Jefferson Parish, LA 70058                      Station                      2521 Bayou Road
                                                                                     Harvey, LA 70058
------------------------------------------------------------------------------------------------------------------
Portion of land in Section 7, Township 10 South,        Transfer     Own             None
Range 1 East, Acadia Parish, LA                         Station
                                                        Land
------------------------------------------------------------------------------------------------------------------
RFD 1, Box 125                                          Plant        Own             None
Linkwood, Dorchester County, MD 21835
------------------------------------------------------------------------------------------------------------------
340 Tyler Street                                        Transfer     Own             None
Carrollton, Saginaw County, MI 48724                    Station
------------------------------------------------------------------------------------------------------------------
600 Jay Street                                          Plant        Own             None
Coldwater, Branch County, MI 49036
------------------------------------------------------------------------------------------------------------------
Leigh Ave. & 9101-9185 Thaddeus Avenue                  Closed       Own             None
Detroit, Wayne County, MI 48209
------------------------------------------------------------------------------------------------------------------
27240 Haggerty Road                                     Office       Lease           Liberty Property Trust
Suite E-15                                                                           26911 Northwestern Highway,
Farmingon Hills, Oakland County, MI 48331                                            Suite 205
                                                                                     Southfield, MI 48034
------------------------------------------------------------------------------------------------------------------
1980 Bristol Road                                       Transfer     Own             None
Grand Rapids, Kent County, MI 49501                     Station
------------------------------------------------------------------------------------------------------------------
3350 Greenfield Road                                    Plant        Own             None
Melvindale aka Dearborn, Wayne County MI 48122
------------------------------------------------------------------------------------------------------------------

                                       3


==================================================================================================================
                                                                                      Name and Address of Landlord
                    Address                              Use        Lease/Own          of Premises (if any)
==================================================================================================================
Rural Route 3, Box 1                                    Plant        Own             None
Blue Earth, Faribault County, MN 56013
------------------------------------------------------------------------------------------------------------------
P.O. Box 387                                            Transfer     Own             None
Chatfield, Filmore County, MN 55923                     Station
------------------------------------------------------------------------------------------------------------------
19 NW 14th Street                                       Closed       Own             None
P.O. Box 12785                                          Transfer
New Brighton, Ramsey County, MN 55112                   Station
------------------------------------------------------------------------------------------------------------------
P.O. Box 343                                            Transfer     Own             None
Republic, Christian County, MO 65610                    Station
------------------------------------------------------------------------------------------------------------------
P.O. Box 50548                                          Plant        Own             None
Billings, Yellowstone County, MT 59105
------------------------------------------------------------------------------------------------------------------
P.O. Box 64                                             Closed       Own             None
U.S. Highway 117
Goldsboro, Wayne County, NC 27533-0064
------------------------------------------------------------------------------------------------------------------
Rural Route 4                                           Plant        Own             None
Norfolk, Stanton and Madison Counties, NE 68701
------------------------------------------------------------------------------------------------------------------
1100 Monroe Avenue                                      Esteem       Lease           Donovan J. & Lorraine Becker
Norfolk, Madison County, NE 68701                       Ware-house                   503 North 4th
                                                                                      P.O. Box 167
                                                                                     O'Neill, NE 68763
------------------------------------------------------------------------------------------------------------------
4125 Dahlman Avenue                                     Plant        Lease           Hillary Corp.
Omaha, Douglas County, NE 68107                                                      P.O. Box 37647
                                                                                     14344 Y Street
                                                                                     Omaha, Nebraska 68137
------------------------------------------------------------------------------------------------------------------
11414 W. Center Road, Suite 300                         Office       Lease           Lund Company
Omaha, Douglas County, NE 68155                                                      120 Regency Parkway
                                                                                     Suite 116
                                                                                     Omaha, NE 68114
------------------------------------------------------------------------------------------------------------------
Metropolitan Business Center                            Office       Lease           Metro Omaha Associates
11128 John Galt Blvd.                                                                c/o MEGA
Omaha, Douglas County, NE 68137                                                      12046 Pacific Street
                                                                                     Omaha, NE 68154
------------------------------------------------------------------------------------------------------------------
3811 Dahlman Avenue                                     Plant        Own             None
Omaha, Douglas County, NE 68107
------------------------------------------------------------------------------------------------------------------
4734 S. 27th Street                                     Plant        Own             None
Omaha, Douglas County NE 68107
------------------------------------------------------------------------------------------------------------------

                                       4


==================================================================================================================
                                                                                      Name and Address of Landlord
                    Address                              Use        Lease/Own          of Premises (if any)
==================================================================================================================
Rural Route 1                                           Plant        Own             None
Box 75
Wahoo, Saunders County, NE 68066
------------------------------------------------------------------------------------------------------------------
P.O. Box 31                                             Plant        Own             None
West Point, Cuming County, NE 68788
------------------------------------------------------------------------------------------------------------------
825 Wilson Avenue                                       Plant        Own             None
Newark, Essex County, NJ 07106
------------------------------------------------------------------------------------------------------------------
Warm Springs & Gibson Roads                             Transfer     Own             None
P.O. Box 91000                                          Station/
Henderson, Clark County, NV 89009                       Grease
                                                        Plant
------------------------------------------------------------------------------------------------------------------
Nellis Industrial Park, Unit No. 1                      Land         Own             None
North Las Vegas, Clark County, NV
------------------------------------------------------------------------------------------------------------------
2000 Williams Street                                    Transfer     Own             None
Buffalo, Erie County, NY 14206                          Station
------------------------------------------------------------------------------------------------------------------
11720 Chandlersville                                    Transfer     Own             None
Chandlersville, Muskingum County, OH 43727              Station
------------------------------------------------------------------------------------------------------------------
3275 W. 65th Street                                     Plant        Own             None
Cleveland, Cuyahoga County, OH  44102
------------------------------------------------------------------------------------------------------------------
1826 N. Gettysburg Road                                 Land         Own             None
Dayton, Montgomery County, OH 45414
------------------------------------------------------------------------------------------------------------------
96 Arndt Court                                          Trap Grease  Lease           H & A Properties
Fairfield, Butler County, OH 45104                                                   P.O. Box 43297
                                                                                     Cincinnati, OH 45208-0297
------------------------------------------------------------------------------------------------------------------
North 5th Street                                        Plant        Own             None
Collinsville, Tulsa County, OK  74021
------------------------------------------------------------------------------------------------------------------
P.O. Box 82505                                          Plant        Own             None
Stockyard Station
Oklahoma City, OK  73148
------------------------------------------------------------------------------------------------------------------
P.O. Box 17201                                          Transfer     Own             None
Portland, Multnomah County OR 97217                     Station
------------------------------------------------------------------------------------------------------------------
Matamoras, Pike County, Westfall Township, PA           Land         Own             None
------------------------------------------------------------------------------------------------------------------
Langdon Road in Vogelbacher Industrial Park             Closed       Own             None
Pittston aka Scranton, Luzerne County, PA  18641
------------------------------------------------------------------------------------------------------------------
Belgrade & Luzerne St.                                  Transfer     Own             None
Philadelphia, Philadelphia County, PA 19137             Station
------------------------------------------------------------------------------------------------------------------

                                       5


==================================================================================================================
                                                                                      Name and Address of Landlord
                    Address                              Use        Lease/Own          of Premises (if any)
==================================================================================================================
RD 1, Box 77                                            Transfer     Own             None
Potato Garden Run Rd.                                   Station
Imperial
Pittsburgh, Allegheny County, PA 15126
------------------------------------------------------------------------------------------------------------------
US Highway 81                                           Transfer     Lease           James & Debra Bohlen
Freeman,                                                Station                      Rural Route 3, Box 49
Hutchinson County, SD 27538                                                          Freeman, SD 57029
------------------------------------------------------------------------------------------------------------------
515 Real Industrial Blvd.                               Transfer     Lease           Twin Oaks Associates
Austin, Travis County, TX   78745                       Station                      P.O. Box 668
                                                                                     Austin, TX 78767
                                                                                     (verbal lease month to month)
------------------------------------------------------------------------------------------------------------------
Rabb Road                                               Transfer     Own             None
Corpus Christi aka Robbstown                            Station
Nueces County Texas 78380
------------------------------------------------------------------------------------------------------------------
1240 Sargent Rd.                                        Plant        Own             None
Dallas, Dallas County, TX 75216
------------------------------------------------------------------------------------------------------------------
3701 Schalker St.                                       Plant        Own             None
Houston, Harris County, TX 77226
------------------------------------------------------------------------------------------------------------------
1712 75th Street                                        Plant        Own             None
Houston, Harris County, TX 77011
------------------------------------------------------------------------------------------------------------------
8394 FM Hwy 380                                         Plant        Own             None
P.O. Box 631
San Angelo, Tom Green County, TX  76902
------------------------------------------------------------------------------------------------------------------
8423 Quintanta                                          Transfer     Own             None
P.O. Drawer DD                                          Station
San Antonio, Bexar County, TX 78211
------------------------------------------------------------------------------------------------------------------
NE Loop 323                                             Transfer     Own             None
Tyler, Smith County, TX 75710                           Station
------------------------------------------------------------------------------------------------------------------
I-10 Frontage                                           Land         Own             None
Big Spring, Howard County, TX
------------------------------------------------------------------------------------------------------------------
1301 Cottonbelt                                         Closed       Own             None
Waco, McLennan County, TX                               Transfer
                                                        Station
------------------------------------------------------------------------------------------------------------------
Bordwine Road, State Route 625                          Closed       Own             None
Bristol, City of Bristol, VA    24202                   Transfer
                                                        Station
------------------------------------------------------------------------------------------------------------------

                                       6


==================================================================================================================
                                                                                      Name and Address of Landlord
                    Address                              Use        Lease/Own          of Premises (if any)
==================================================================================================================
Tracts A, E & F                                         Land         Own             None
Lynchburg, City of Lynchburg, VA
------------------------------------------------------------------------------------------------------------------
1031 Midvale Rd                                         Transfer     Own             None
Sunnyside, Yakima County, WA 98944                      Station
------------------------------------------------------------------------------------------------------------------
2041 Marc Avenue                                        Plant        Lease           Port of Tacoma
Tacoma, Pierce County, WA 98421                                                      P.O. Box 1837
                                                                                     Tacoma WA 98401
------------------------------------------------------------------------------------------------------------------
Rt. 3                                                   Closed       Own             None
Corner of Hwy K & I-45                                  Transfer
Fon Du Lac/Empire, Fon Du Lac County, WI 54835          Station
------------------------------------------------------------------------------------------------------------------
131 S. 7th Street                                       Closed       Own             None
Milwaukee, Milwaukee County, WI 53233
==================================================================================================================

                                         III. THIRD PARTIES IN POSSESSION

==================================================================================================================
                Party                            Location of Property                 Capacity in Which Held
------------------------------------------------------------------------------------------------------------------
Mortimer & Wallace, Inc.                 Terminal Berth 187                    Third party warehouse for spot
2422 E. Sepulveda                        Wilmington, Los Angeles County, CA    basis inventory collection and
Long Beach, CA 90810                     90744                                 shipping
------------------------------------------------------------------------------------------------------------------
Stolthaven (Chicago) Inc.                12200 South Stony Island Avenue       Third party warehouse for spot
12200 S. Stony Island Avenue             Chicago, IL 60633                     basis inventory collection and
Chicago, IL 60633                                                              shipping
------------------------------------------------------------------------------------------------------------------
Jacob Stern                              Port of Houston                       Third party warehouse for spot
Port of Houston                          Houston, TX                           basis inventory collection and
Houston, TX                                                                    shipping
------------------------------------------------------------------------------------------------------------------
Hudson Tank Terminal                     173 Export Street                     Third party warehouse for spot
173 Export Street                        Port Newark, NJ 07114                 basis inventory collection and
Port Newark, NJ 07114                                                          shipping
------------------------------------------------------------------------------------------------------------------
Pacific Northwest Terminal Inc.          1749 Marine View Drive                Third party warehouse for spot
1749 Marine View Drive                   Tacoma, WA 98422                      basis inventory collection and
Tacoma, WA 98422                                                               shipping
------------------------------------------------------------------------------------------------------------------
Farmland Industries, Inc. (Muncie)       6833 Griffin Road                     Toll Milling Agreement
6833 Griffin Road                        Kansas City, Kansas 66111
Kansas City, Kansas 66111
------------------------------------------------------------------------------------------------------------------
MFA Incorporated (Feed Mill)             MFA Incorporated (Feed Mill)          Toll Milling Agreement
429 Cherokee Street                      429 Cherokee Street
St. Joseph, Buchanan County, Missouri    St. Joseph, Missouri
64504-1426
==================================================================================================================

                                  SCHEDULE 3.2
                                       TO
                               SECURITY AGREEMENT

                    Deposit, Commodity, and Security Accounts
                    -----------------------------------------

========================================================================================
Account Type                     Institution Name and Address     Account Number
----------------------------------------------------------------------------------------
Master-Corporate Concentration   BankBoston, N.A.                 550-09780
                                 Boston, MA
----------------------------------------------------------------------------------------
Corporate Depository             Comerica Bank-TX                 1880098536
                                 Dallas, TX
----------------------------------------------------------------------------------------
Corporate Lockbox                Comerica Bank-TX                 891516
                                 Dallas, TX
----------------------------------------------------------------------------------------
Corporate Depository             Chase Bank-TX                    43509121617
                                 Dallas, TX
----------------------------------------------------------------------------------------
Corporate Investment             Chase Bank-TX                    331616
                                 Houston, TX
----------------------------------------------------------------------------------------
Corporate Disbursement           Harris Trust & Savings           237-611-9
                                 Chicago, IL
----------------------------------------------------------------------------------------
Plant Payable Disbursement       Harris Trust & Savings           237-608-5
                                 Chicago, IL
----------------------------------------------------------------------------------------
Manual Plant Payable             Harris Trust & Savings           237-597-0
Disbursement                     Chicago, IL
----------------------------------------------------------------------------------------
Co-Wide Payroll Disbursement     Harris Trust & Savings           237-598-8
                                 Chicago, IL
----------------------------------------------------------------------------------------
Flexible Benefit Plan-GP         Harris Trust & Savings           237-612-7
Administered                     Chicago, IL
----------------------------------------------------------------------------------------
Eastern Region Concentration     Harris Trust & Savings           237-563-2
                                 Chicago, IL
----------------------------------------------------------------------------------------
Eastern Region Lockboxes         Harris Trust & Savings Bank      Cleveland        71813
                                 Darling Int'l Inc.               Coldwater        71778
                                 P.O. Box xxxxxx                  Detroit          71737
                                 Chicago, IL 60694-xxxx           Linkwood         71885
                                                                  Milwaukee        71878
                                                                  Newark           71894
                                                                  Omaha Blend      95921
                                                                  Kansas City      71540
                                                                  St. Louis        71668
                                                                  Norfolk          95644
                                                                  Sioux City       95363
                                                                  Omaha            95251
                                                                  Alton            95078
                                                                  Blue Earth       95538
                                                                  Tulsa            71076
                                                                  Esteem           33284
----------------------------------------------------------------------------------------

                                       1


----------------------------------------------------------------------------------------
Torvac Inc. Depository           First Nat'l Bank of Blue Island  2100158011
----------------------------------------------------------------------------------------
Eastern Region Small Accounts    Harris Trust & Savings           Locations:
Depository                       Lockbox 780                       31 - Cleveland
                                 Chicago, IL 60690-0780            28 - Buffalo
                                 Attn: Mail Teller #xx             21 - Detroit
                                 (Specify Location Code)           70 - Coldwater
                                                                   01 - Newark
                                                                   26 - Milwaukee
                                                                   82 - Region Office
                                                                   81 - Feed Fat
                                                                   52 - Ft. Lauderdale
                                                                   57 - Tampa
----------------------------------------------------------------------------------------
Western Region Concentration     Wells Fargo Bank                 4159715879
                                 Dallas, TX
----------------------------------------------------------------------------------------
Western Region Lockbox           Wells Fargo Bank                 4159291723
Concentration                    Los Angeles, CA
----------------------------------------------------------------------------------------
Western Region Lockboxes         Wells Fargo Bank:                California & Nevada:
                                 Remittance Processing             Billings       078980
                                 1200 West 7th Street              Boise          078979
                                 MAC2801-525                       Fresno         077297
                                 Los Angeles, CA 90017-2361        Las Vegas      077329
                                                                   Los Ang.       077298
                                                                   San Fran       077299
                                                                   Tacoma         077993
                                                                   Turlock        077330

                                 Wells Fargo Bank:                Texas:
                                 Darling Int'l Inc.                Dallas         200196
                                 P.O. Box 200xxx                   Houston
                                 Dallas, TX 75320                    Rendering    200198
                                                                     Grease       200201
                                                                   San Angelo     200207
========================================================================================

                                  SCHEDULE 3.3
                                       TO
                               SECURITY AGREEMENT

                              Trade and Other Names
                              ---------------------

I. TRADE AND ASSUMED NAMES

a.   Standard Rendering Company
b.   The Van Iderstine Company
c.   Wommack Grease Service, Inc.
d.   Darling Restaurant Services
e.   Esteem Products Inc.
f.   Torvac, Inc.
g.   Midwest Recycling
h.   Greasco
i.   Enduro
j.   Aaron Corporation of Nebraska
k.   Aaron-Omaha
l.   Aaron South
m.   Aaron Wahoo
n.   Aaron West Point
o.   A.W. Stadler, Inc.
p.   Darling-Nevada Rendering, Inc.
q.   Eastern Shores Rendering Company
r.   Nevada Star Company
s.   Omaha Edible Oils
t.   Royal Tallow & Soap Company

                                  SCHEDULE 3.5
                                       TO
                               SECURITY AGREEMENT

                              Intellectual Property
                              ---------------------

=============================================================================================================

                                                     PATENTS
=============================================================================================================
Owner of Record              Patent No.  Issue Date   Title                      Expiration        Country
                                                                                    Date             of
                                                                                                 Registration
=============================================================================================================
Darling International Inc.   4232425     11/11/80     Method of producing        11/30/99            U.S.
                                                      stabilized bone
-------------------------------------------------------------------------------------------------------------
Darling International Inc.   5433846     07/18/95     Grease-Trap wastewater     11/03/2012          U.S.
                                                      treatment system
-------------------------------------------------------------------------------------------------------------
Darling International Inc.   5437785     08/01/95     Apparatus for dissolved    09/30/2012          U.S.
                                                      gas flotation in
                                                      anaerobic wastewater
                                                      treatment
-------------------------------------------------------------------------------------------------------------
Darling International Inc.   5492630     02/20/96     Method and apparatus for   02/20/2013          U.S.
                                                      dissolved air flotation
                                                      with aeration
-------------------------------------------------------------------------------------------------------------
Darling International Inc.   5543050     08/06/96     Grease trap wastewater     08/06/2013          U.S.
                                                      treatment system
-------------------------------------------------------------------------------------------------------------
Darling International Inc.   5609193     03/11/97     Automated container for    08/17/2015          U.S.
                                                      waste grease
-------------------------------------------------------------------------------------------------------------
Darling International Inc.   5812060     09/22/98     Automated waste cooking    05/01/2017          U.S.
                                                      grease recycling tank
-------------------------------------------------------------------------------------------------------------
Darling International Inc.   SN2202745   08/16/96     Automated container for    pending            Canada
                                                      waste grease
-------------------------------------------------------------------------------------------------------------
Darling International Inc.   SN972812    08/16/96     Automated container for    pending            Mexico
                                                      waste grease
-------------------------------------------------------------------------------------------------------------
Darling-Delaware Co., Inc.   4361590     11/30/82     Process for separating     11/30/99            U.S.
                                                      and recovering fat and
                                                      proteinaceous material
                                                      from raw organic material
=============================================================================================================

=============================================================================================================
                                                    TRADEMARKS
=============================================================================================================
       Owner of                      Trademark                  Serial No.          Filing         Country
        Record                                                                       Date            of
                                                                                                 Registration
=============================================================================================================

Darling International Inc.           DAIRY BOSS                 74/359,703          02/17/93            U.S.
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           HI EN                      74/359,705          02/17/93            U.S.
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           BEEF BOSS                  74/359,706          02/17/93            U.S.
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           Miscellaneous Design       517,063             11/01/49            U.S.
                                     (Triangle)
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           Boss Hogg                  2,149,597           04/07/98            U.S.
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           CleanStar 2000             2,076,211           07/01/97            U.S.
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           Dairy Boss                 2,144,802           03/17/98            U.S.
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           Darling                    118,391             09/04/17            U.S.
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           Esteem                     2,173,792           07/14/98            U.S.
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           Miscellaneous Design       2,204,928           11/24/98            U.S.
                                     (New Triangle Design)
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           Promeal                    2,182,756           08/18/98            U.S.
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           Aqua Plus                  SN75/511,109        06/30/98            U.S.
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           C-Food                     SN75/424, 531       01/27/98            U.S.
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           C-Meal                     SN75/471,207        04/21/98            U.S.
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           CleanStar                  SN74/694,582        06/27/95            U.S.
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           Darling Restaurant         SN75/511,204        06/30/98            U.S.
                                     Services
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           Peptide Plus               SN75/270,633        03/25/97            U.S.
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           Potency Pass               SN75/511,108        06/30/98            U.S.
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           Sea Meal                   SN75/510,650        06/30/98            U.S.
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           Sweet Pass                 SN75/511,239        06/30/98            U.S.
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           The Grease Team            SN75/510,949        06/30/98            U.S.
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           Boss Hogg*                 1,597,125           04/24/96          Argentina
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           Boss Hogg*                 575,471             05/02/96           Benelux
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           Boss Hogg*                 500,975             01/12/98            Chile
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           Boss Hogg*                 06961/1996          12/20/96           Denmark
-------------------------------------------------------------------------------------------------------------


                                       1


=============================================================================================================
       Owner of                      Trademark                  Serial No.          Filing         Country
        Record                                                                       Date            of
                                                                                                 Registration
=============================================================================================================
Darling International Inc.           Boss Hogg*                 95/980514           05/13/96           France
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           Boss Hogg*                 3,927,762           03/04/96           Germany
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           Boss Hogg*                 369,678             10/02/96          Indonesia
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           Boss Hogg*                 516,172             01/31/96           Mexico
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           Boss Hogg*                 101,270             09/04/98           Poland
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           Boss Hogg*                 72541               08/16/96           Taiwan
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           Boss Hogg*                 147,080             10/16/96           Russia
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           Boss Hogg*                 2,025,016           03/01/96         Gr. Britain
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           CleanStar**                163,395             04/01/96           Austria
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           CleanStar**                587,811             12/02/96           Benelux
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           CleanStar**                03024/1997          07/18/97           Denmark
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           CleanStar**                95602102            07/19/96           France
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           CleanStar**                39550233            04/09/96           Germany
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           CleanStar**                2,049,223           12/06/96         Gr. Britain
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           CleanStar**                127,640             03/17/98           Greece
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           CleanStar**                200,963             06/11/98           Ireland
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           CleanStar**                4,113,142           02/13/98            Japan
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           CleanStar**                9698                04/03/96        Liechtenstein
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           CleanStar**                96.16682            02/05/95           Monaco
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           CleanStar**                314,301             09/13/96          Portugal
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           CleanStar**                2,003,549           12/20/96            Spain
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           CleanStar**                312,437             04/26/96           Sweden
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           CleanStar & Design **      447,992             01/05/98         Switzerland
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           Esteem                     1,180,256           06/07/98            China
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           Esteem                     412,959             06/05/97          Indonesia
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           Esteem                     405,492             06/19/98            Korea
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           Esteem                     549,373             05/27/97           Mexico
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           Peptide Plus               10773/1998          10/21/98          Hong Kong
-------------------------------------------------------------------------------------------------------------

                                       2


=============================================================================================================
       Owner of                      Trademark                  Serial No.          Filing         Country
        Record                                                                       Date            of
                                                                                                 Registration
=============================================================================================================
Darling International Inc.           Peptide Plus               424,597             10/09/98            Korea
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           Peptide Plus               562,438             10/31/97           Mexico
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           Promeal*                   403,800             11/07/97          Indonesia
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           Promeal (Class 31)*        556,525             08/28/97           Mexico
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           Promeal (Class 5)*         556,526             08/28/97           Mexico
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           Trapper One*               163,198             03/25/96           Austria
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           Trapper One*               587,810             12/02/96           Benelux
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           Trapper One*               00742/1996          02/02/96           Denmark
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           Trapper One*               95/602,106          05/31/96           France
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           Trapper One*               39550234            06/13/96           Germany
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           Trapper One*               2,049,225           08/23/96         Gr. Britain
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           Trapper One*               169,156             03/25/97           Ireland
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           Trapper One*               9699                04/03/96        Liechtenstein
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           Trapper One*               96.16681            02/21/96           Monaco
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           Trapper One*               314,300             09/13/96          Portugal
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           Trapper One*               2,003,550           06/05/96            Spain
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           Trapper One*               312,436             04/26/96           Sweden
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           Trapper One*               442,825             06/20/97         Switzerland
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           Boss Hogg                  SN787,059           06/27/95           Canada
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           C-Meal                     No Serial No. Yet   New                Mexico
                                                                                    application
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           C-Meal                     No Serial No. Yet   New              Philippines
                                                                                    application
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           C-Meal                     No Serial No. Yet   New               Thailand
                                                                                    application
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           CleanStar*                 RM95C/005929        12/20/95            Italy
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           Darling Restaurant         No Serial No. Yet   New                Canada
                                     Services                                       application
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           Esteem                     SN844,186           5/05/97            Canada
-------------------------------------------------------------------------------------------------------------

                                       3


=============================================================================================================
       Owner of                      Trademark                  Serial No.          Filing         Country
        Record                                                                       Date            of
                                                                                                 Registration
=============================================================================================================
Darling International Inc.           Esteem                     SN106,747           05/05/97            Egypt
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           Esteem                     SN112834/97         05/06/97            Japan
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           Esteem                     SN97-05509          04/29/97          Malaysia
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           Esteem                     SN120,514           05/09/97         Philippines
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           Esteem                     SN86-021753         05/02/97           Taiwan
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           Esteem                     SN333,854           05/08/97          Thailand
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           Peptide Plus               SN855,053           09/07/97           Canada
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           Peptide Plus               SN970092164         09/02/97            China
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           Peptide Plus               SN108,623           07/26/97            Egypt
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           Peptide Plus               SND97-19074         09/08/97          Indonesia
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           Peptide Plus               SN153177/97         09/01/97            Japan
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           Peptide Plus               SN97-13765          09/24/97          Malaysia
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           Peptide Plus               SN125,036           09/24/97         Philippines
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           Peptide Plus               SN86-48943          09/20/97           Taiwan
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           Peptide Plus               No Serial No. Yet                     Thailand
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           Promeal                    SN830,370           11/29/96           Canada
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           Sea Meal                   No Serial No. Yet   New                Canada
                                                                                    application
-------------------------------------------------------------------------------------------------------------
Darling International Inc.           The Grease Team            No Serial No. Yet   New                Canada
                                                                                    application
=============================================================================================================

* Company Intellectual Property Counsel has been directed to abandon these trademarks and to incur no further expenses to protect the marks because they are not currently being used and there are no plans to use them in the subject country.

** The Company is not currently using these marks, has no plant to use them in the subject country and plans to direct that they be abandoned.


                                    EXHIBIT A
                                       TO
                               SECURITY AGREEMENT

                         AMENDMENT TO SECURITY AGREEMENT

         This Amendment, dated _______________,  _____, is delivered pursuant to
Section 4.8 of the Security Agreement (as herein defined) referred to below. The undersigned hereby agrees that this Amendment may be attached to the Security Agreement dated as of January 22, 1999, between the undersigned and BankBoston,
N. A., as agent for the ratable benefit of the Secured Parties referred to therein (the "Security Agreement"), and that the shares of stock, membership interests, notes, or other instruments listed on Schedule 1 annexed hereto shall be and become part of the Collateral referred to in the Security Agreement and shall secure payment and performance of all Obligations as provided in the Security Agreement.

         Capitalized terms used herein but not defined herein shall have the meanings therefor provided in the Security Agreement.

                                           DARLING INTERNATIONAL INC.


                                           By:
                                              ------------------------
                                           Name:
                                                ----------------------
                                           Title:
                                                  --------------------

                                   Schedule 1
                                       to
                         Amendment to Security Agreement



                                                                                                   Percentage of
                                               Stock                                Number       Outstanding Shares
    Stock Issuer       Class of Stock    Certificate No(s).     Par Value         of Shares           Shares
    ------------       --------------    ------------------     ---------         ---------      ------------------



                                   EXHIBIT "F"
                                       TO
                           DARLING INTERNATIONAL INC.
                      AMENDED AND RESTATED CREDIT AGREEMENT



                          Subsidiary Security Agreement
                          -----------------------------

                               SECURITY AGREEMENT
                                  (Subsidiary)


         THIS SECURITY AGREEMENT ("Agreement") dated as of January 22, 1999 is by and among each of the undersigned Subsidiaries (each a "Debtor" and collectively the "Debtors") and BANKBOSTON, N.A., as agent for the Secured Parties (the "Agent").

                                R E C I T A L S:

         DARLING INTERNATIONAL INC. (the "Borrower") is entering into that certain Amended and Restated Credit Agreement dated of even date herewith with the lenders party thereto (each individually a "Bank" and collectively, the "Banks") and the Agent, as agent for the Banks and the other Secured Parties (such agreement as it may be amended or otherwise modified from time to time is referred to herein as the "Credit Agreement"). The execution and delivery of this Agreement is a condition to the Agent and the Banks' entering into the Credit Agreement and making the extensions of credit thereunder.

         WHEREAS, the Borrower, directly or indirectly, owns beneficially and of record more than fifty percent (50.0%) of the capital stock or other equity interests of each of the Debtors, the Borrower and each of the Debtors are engaged in related businesses, each of the Debtors will derive direct and indirect economic benefits from the Loans, and the execution and delivery of this Agreement is necessary or convenient to the conduct, promotion, or attainment of the business of each of the Debtors.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, and sufficiency of which are hereby acknowledged, and in order to induce the Agent and the Banks to make the Loans and issue the Letters of Credit under the Credit Agreement, the parties hereto hereby agree as follows:

                                   ARTICLE I.

                                   Definitions

         Section A. Definitions. As used in this Agreement, the following terms have the following meanings:

                  "Account" means any "account," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by a Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by a Debtor: (a) all rights of such Debtor to payment for goods sold or leased, services rendered or the license of Intellectual Property, whether or not earned by performance; (b) all accounts receivable of such Debtor; (c) all rights of such Debtor to receive any payment of money or other form of consideration; (d) all security pledged, assigned, or granted to or held by such Debtor to secure any of the foregoing; (e) all letters of credit securing, guaranties of, or indemnifications with respect to, any of the foregoing; and (f) all rights of such Debtor as an unpaid seller of goods or services, including, but not limited to, all rights of stoppage in transit, replevin, reclamation, and resale.

                  "Chattel Paper" means any "chattel paper," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by a Debtor.

                  "Collateral" has the meaning specified in Section 2.1.

                  "Copyright License" means any written agreement now or hereafter in existence granting to a Debtor any right to use any Copyright including, without limitation, the agreements identified on
         Schedule 3.5.

                  "Copyrights" means all of the following: (a) copyrights, works protectable by copyright, copyright registrations, and copyright applications (with respect to a Debtor, including, without limitation, those identified on Schedule 3.5); (b) all renewals, extensions, and modifications thereof; (c) all income, royalties, damages, profits, and payments relating to or payable under any of the foregoing; (d) the right to sue for past, present, or future infringements of any of the foregoing; and (e) all other rights and benefits relating to any of the foregoing throughout the world.

                  "Copyright Security Agreement" means a security agreement in a form reasonably satisfactory to Agent pursuant to which a Debtor grants to the Agent, for the benefit of the Secured Parties, a first priority security interest in such Debtor's Copyrights and Copyright Licenses for purposes of recording such security interest with any copyright office of a Governmental Authority, as such agreement may hereafter be amended, supplemented, or otherwise modified from time to time.

                  "Deposit Accounts" means any and all deposit accounts or other bank accounts now owned or hereafter acquired or opened by a Debtor, and any account which is a replacement or substitute for any of such accounts including, without limitation, those deposit accounts identified on Schedule 3.2.

                  "Document" means any "document," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by a Debtor, including, without limitation, all documents of title and all receipts covering, evidencing, or representing goods now owned or hereafter acquired by such Debtor.

                  "Equipment" means any "equipment," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by a Debtor and, in any event, shall include, without limitation, all machinery, furniture, trailers, rolling stock, vessels, aircraft, and vehicles now owned or hereafter acquired by such Debtor and any and all additions, substitutions, and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment, and accessories installed thereon or affixed thereto.

                  "Financial Assets" means any "financial asset," as such term is defined in Article or Chapter 8 of the UCC.

                  "Fixtures" means all goods that are "fixtures" as determined in accordance with Article or Chapter 9 of the UCC and applicable real property law now owned or hereafter acquired by a Debtor and wherever located, and all additions and accessions thereto and replacements therefor.

                  "General Intangibles" means any "general intangibles," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by a Debtor and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by such Debtor: (a) all of such Debtor's Intellectual Property together with all of such Debtor's trade secrets, proprietary information, customer lists, designs, and inventions; (b) all of such Debtor's books, records, data, plans, manuals, computer software, computer tapes, computer disks, computer programs, source codes, object codes, and all rights of such Debtor to retrieve data and other information from third parties; (c) all of the Debtor's contract rights, including, without limitation, those relating to Raw Inventory Routes, all of such Debtor's right, title, and interest in and to the Lockbox Agreements which include, without limitation, all rights of such Debtor to receive moneys due and to become due under or pursuant to such agreements; (d) all of such Debtor's partnership interests, joint venture interests, and certificates of deposit; (e) all rights of such Debtor to payment under letters of credit and similar agreements;
         (f) all tax refunds and tax refund claims of such Debtor; (g) all choses in action and causes of action of such Debtor (whether arising in contract, tort or otherwise and whether or not currently in litigation) and all judgments in favor of such Debtor; (h) all rights and claims of such Debtor under warranties and indemnities; and (i) all rights of such Debtor under any insurance, surety, or similar contract or arrangement.

                  "Instrument" means any "instrument," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by a Debtor, and, in any event, shall include, without limitation, all promissory notes, drafts, bills of exchange, and trade acceptances of such Debtor, whether now owned or hereafter acquired.

                   "Intellectual Property" means Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks, and Trademark Licenses.

                  "Inventory" means any "inventory," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by a Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by such Debtor:
         (a) all goods and other personal property of such Debtor that are held for sale or lease or to be furnished under any contract of service; (b) all raw materials, work-in-process, finished goods, inventory, supplies, and materials of such Debtor; (c) all wrapping, packaging, advertising, and shipping materials of such Debtor; (d) all goods that have been returned to, repossessed by, or stopped in transit by such Debtor; and (e) all Documents evidencing any of the foregoing.

                  "Investment Property" means any "investment property" as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by a Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by such Debtor: (a) any security, whether certificated or uncertificated; (b) any security entitlement; (c) any securities account (including, without limitation, those described on Schedule 3.2); (d) any commodity contract; and (e) any commodity account (including, without limitation, those identified on Schedule 3.2).

                  "Obligations" means, with respect to each Debtor, all present and future indebtedness, liabilities, and obligations of such Debtor to the Agent and the Secured Parties under the Loan Documents, including, without limitation, the "Guaranteed Indebtedness" as defined in the Guaranty.

                  "Patent License" means any written agreement now or hereafter in existence granting to a Debtor any right to use any invention on which a Patent is in existence including, without limitation, the agreements identified on Schedule 3.5.

                  "Patents" means all of the following: (a) patents, patent applications, and patentable inventions (with respect to the Debtors, including, without limitation, those identified on Schedule 3.5), and all of the inventions and improvements described and claimed therein;
         (b) all continuations, divisions, renewals, extensions, modifications, substitutions, continuations-in-part, or reissues of any of the foregoing; (c) all income, royalties, profits, damages, awards, and payments relating to or payable under any of the foregoing; (d) the right to sue for past, present, and future infringements of any of the foregoing; and (e) all other rights and benefits relating to any of the foregoing throughout the world.

                  "Patent Security Agreement" means a security agreement in a form reasonably satisfactory to the Agent pursuant to which a Debtor grants to the Agent, for the benefit of the Secured Parties, a first priority security interest in such Debtor's Patents and Patent Licenses for purposes of recording such security interest with any patent office of a Governmental Authority, as such agreement may hereafter be amended, supplemented, or otherwise modified from time to time.

                  "Pledged   Collateral"   means  the  Pledged  Shares  and  the
         Instruments evidencing the obligations of a Debtor's subsidiaries to such Debtor described in Section 2.1(c).

                  "Pledged Shares" means, with respect to a Debtor, the shares of capital stock or other equity, partnership, or membership interests identified for such Debtor on Schedule 1.1 or on Schedule 1 to an amendment to this Agreement in the form of Exhibit A.

                  "Proceeds" means any "proceeds," as such term is defined in Article or Chapter 9 of the UCC and, in any event, shall include, but not be limited to, (a) any and all proceeds of any insurance, indemnity, warranty, or guaranty payable to a Debtor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to a Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure, or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting, or purporting to act, for or on behalf of any Governmental Authority), (c) all Instruments, Documents, Chattel Paper and General Intangibles received or arising in connection with a disposition of Collateral, and (d) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

                  "Raw Inventory Route" means the right to obtain from third parties the raw materials of the type utilized in the Debtor's business.

                  "Trademark License" means any written agreement now or hereafter in existence granting to a Debtor any right to use any Trademark, including, without limitation, the agreements identified on
         Schedule 3.5.

                  "Trademarks" means all of the following: (a) trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other business identifiers, prints and labels on which any of the foregoing appear, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings, and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof (with respect to a Debtor, including, without limitation, those identified in Schedule 3.5); (b) all reissues, extensions, and renewals thereof; (c) all income, royalties, damages, and payments now or hereafter relating to or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements of any of the foregoing; (d) the right to sue for past, present, and future infringements of any of the foregoing; (e) all rights corresponding to any of the foregoing throughout the world; and
         (f) all goodwill associated with and symbolized by any of the foregoing.

                  "Trademark Security Agreement" means a security agreement in a form reasonably satisfactory to Agent which a Debtor grants to the Agent, for the benefit of the Secured Parties, a first priority security interest in such Debtor's Trademarks and Trademark Licenses for purposes of recording such security interest with the trademark office of any Governmental Authority, as such agreement may hereafter be amended, supplemented, or otherwise modified from time to time.

                  "UCC" means the Uniform Commercial Code as in effect in the State of Texas provided, that if, by applicable law, the perfection or effect of perfection or non-perfection of the security interest created hereunder in any Collateral is governed by the Uniform Commercial Code as in effect on or after the date hereof in any other jurisdiction, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or the effect of perfection or non-perfection.

         Section B. Other Definitional Provisions. Terms used herein that are defined in the Credit Agreement and are not otherwise defined herein shall have the meanings therefor specified in the Credit Agreement. References to "Sections," "subsections," "Exhibits," and "Schedules" shall be to Sections, subsections, Exhibits, and Schedules, respectively, of this Agreement unless otherwise specifically provided. All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. All references to statutes and regulations shall include any amendments of the same and any successor statutes and regulations. Terms used herein, which are defined in the UCC, unless otherwise defined herein or in the Credit Agreement, shall have the meanings determined in accordance with the UCC.

                                   ARTICLE II.

                                Security Interest

         Section A. Security Interest. As collateral security for the prompt payment and performance in full when due of its Obligations (whether at stated maturity, by acceleration, or otherwise), each Debtor hereby pledges and assigns to the Agent, and grants to the Agent, for the benefit of the Secured Parties, a continuing lien on and security interest in, all of such Debtor's right, title, and interest in and to the following, whether now owned or hereafter arising or acquired and wherever located (collectively with respect to any Debtor or all Debtors, as the context requires, the "Collateral"):

         (a)      all Accounts;

         (b)      all Chattel Paper;

         (c) all Instruments, including, without limitation, or in addition, all instruments evidencing indebtedness from time to time owed to such Debtor by the subsidiaries of such Debtor, and all interest, cash, and other property from time to time received, receivable, or otherwise distributed or distributable in respect of or in exchange for any or all of such indebtedness;

         (d)      all General Intangibles;

         (e)      all Documents;

         (f)      all Equipment;

         (g)      all Fixtures;

         (h)      all Inventory;

         (i) all Financial Assets and Investment Property, including, without limitation or in addition, the following:

                  (1) all the Pledged Shares and the certificates representing the Pledged Shares, and all dividends, cash, Instruments, and other property from time to time received, receivable, or otherwise distributed or distributable in respect of or in exchange for any or all of the Pledged Shares; and

                  (2) all additional shares of capital stock of the subsidiaries of such Debtor from time to time owned or acquired by such Debtor in any manner, and all dividends, cash, Instruments, and other property from time to time received, receivable, or otherwise distributed or distributable in respect of or in exchange for any or all of such shares; provided, however, not more than sixty-six percent (66%) of the capital stock or other ownership interests in each subsidiary organized in a jurisdiction located outside the United States of America is, or is required to be, pledged to the Agent under any provisions of this Section 2.1;

         (j) all Deposit Accounts of the such Debtor and all funds, certificates, Documents, Instruments, checks, drafts, wire transfer receipts, and other earnings, profits, or other Proceeds from time to time representing, evidencing, deposited into, or held in the Deposit Accounts; and

         (k) all products and Proceeds, in cash or otherwise, of any of the property described in the foregoing clauses (a) through (j).

         Section B. Debtor Remains Liable. Notwithstanding anything to the contrary contained herein, (a) each Debtor shall remain liable under the documentation included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Agent of any of its rights or remedies hereunder shall not release any Debtor from any of its duties or obligations under such documentation, (c) the Agent shall not have any obligation under any such documentation included in the Collateral by reason of this Agreement, and (d) the Agent shall not be obligated to perform any of the obligations of any Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                                  ARTICLE III.

                         Representations and Warranties

         To induce the Agent and the Banks to enter into this Agreement and the Credit Agreement, each Debtor represents and warrants to the Agent and the Secured Parties that:

         Section A. Location of Equipment, Fixtures, and Inventory; Third Parties in Possession. All of its Equipment, Fixtures, and Inventory are located at the places specified in Schedule 3.1 for such Debtor, except to the extent any such Equipment, Fixtures, or Inventory is in transit or being repaired elsewhere. Schedule 3.1 correctly identifies, as of the date hereof, the landlords, if any, of each of its locations identified in Schedule 3.1. Except for the Persons identified on Schedule 3.1 or Persons in possession of any such Collateral which is in transit or is out for repair, as of the date hereof, no Person other than such Debtor and the Agent has possession of any of the Collateral. None of its Collateral has been located in any location within the past four months other than as set forth on Schedule 3.1 for such Debtor. Such Debtor has provided the Agent with accurate descriptions of all the real property on which Fixtures are located.

         Section B. Deposit, Commodity, and Securities Accounts. Schedule 3.2 correctly identifies all deposit, commodity, and securities accounts owned by such Debtor and the institutions holding such accounts. No Person other than such Debtor has control over any Investment Property.

         Section C. Office Locations; Fictitious Names; Tax I.D. Number. Its principal place of business and its chief executive office is located at the place identified for such Debtor on Schedule 3.1. Schedule 3.1 also sets forth all other places where it keeps its books and records and all other locations where it has a place of business. It does not do business and has not done business during the past five (5) years under any trade name or fictitious business name except as disclosed on Schedule 3.3. Such Debtor's United States Federal Income Tax I.D. Number identified for such Debtor on Schedule 3.3.

         Section D. Delivery of Collateral. Except as provided by Section 4.2, it has delivered to the Agent all Collateral the possession of which is necessary to perfect the security interest of the Agent therein. All certificates of title evidencing Equipment shall be delivered to the Agent to the extent required by Section 9.10 of the Credit Agreement in accordance with
Section 9.10 of the Credit Agreement.

         Section E. Intellectual Property. All of its Intellectual Property that is registered with or for which an application for registration has been filed with any Governmental Authority is identified on Schedule 3.5, and such information is true, correct, and complete in all material respects.

                                   ARTICLE IV.

                                    Covenants

         Each Debtor covenants and agrees with the Agent that until this Agreement terminates as provided in Section 7.11 and subject to Section 9.10 of the Credit Agreement:

         Section A. Accounts. It shall, in accordance with its customary business practices, endeavor to collect or cause to be collected from each account debtor under its Accounts, as and when due, any and all amounts owing under such Accounts. Without the prior written consent of the Agent, it shall not, except in the ordinary course of business and in no event after the occurrence and during the continuance of an Event of Default, (a) grant any extension of time for any payment with respect to any of its Accounts, (b) compromise, compound, or settle any of its

Accounts for less than the full amount thereof, (c) release, in whole or in part, any Person liable for payment of any of its Accounts, (d) allow any credit or discount for payment with respect to any of its Accounts other than trade or other customary discounts granted in the ordinary course of business, or (e) release any Lien or guaranty securing any of its Accounts unless such Account has been paid.

         Section B. Further Assurances; Exceptions to Perfection. At any time and from time to time, upon the reasonable request of the Agent, and at its sole expense, it shall, subject to the exceptions to the creation, perfection, and/or protection of Liens permitted by Section 9.10 of the Credit Agreement, promptly execute and deliver all such further agreements, documents, and instruments and take such further action as the Agent may reasonably deem necessary or appropriate to preserve and perfect its security interest in the Collateral and carry out the provisions and purposes of this Agreement or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral. Without limiting the generality of the foregoing, it shall upon reasonable request by the Agent, or if no request is made by the Agent with each of the reports delivered to the Agent pursuant to Section 9.1(b) of the Credit Agreement, but subject to the exceptions to the creation, perfection, and/or protection of Liens permitted by Section 9.10 of the Credit Agreement, (a) execute and deliver to the Agent such financing statements as the Agent may from time to time reasonably require, (b) take such action within its control as the Agent may reasonably request to permit the Agent to have control over any Investment Property or any Deposit Account; (c) deliver to the Agent all Collateral the possession of which is necessary to perfect the security interest therein, duly endorsed and/or accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Agent; except that, prior to the occurrence of a Default and when the same shall no longer be continuing, such Debtor may: (i) retain any letters of credit received in the ordinary course of business; (ii) retain and utilize in the ordinary course of business all cash dividends and interest paid in respect to any of the Pledged Collateral or any other Investment Property; and (iii) retain any Documents received and further negotiated in the ordinary course of business, (d) immediately when any Default exists, deliver any and all certificates of title, applications for title, or similar evidence of ownership of Equipment and cause the Agent to be named as lienholder thereon, provided that each of such items shall be immediately delivered to the Agent whenever any Default exists, and (e) execute and deliver to the Agent such other agreements, documents, and instruments as the Agent may reasonably require to perfect and maintain the validity, effectiveness, and priority of the Liens intended to be created by the Loan Documents.

         Section C. Third Parties in Possession of Collateral. Except as may be permitted by Section 9.10 of the Credit Agreement, such Debtor shall not permit any third Person (including any warehouseman, bailee, agent, consignee, or processor) to hold any Collateral (other than Equipment, Fixtures, and Inventory in transit or out for repairs), unless such Debtor shall: (i) notify such third Person of the security interests created hereby; (ii) instruct such Person to hold all such Collateral for the Agent's account subject to the Agent's instructions; and (iii) take all other actions the Agent reasonably deems necessary to perfect and protect its and such Debtor's interests in such Collateral pursuant to the requirements of the UCC of the applicable jurisdiction where the warehouseman, bailee, consignee, agent, processor, or other third Person is located (including, without limitation, the filing of a financing statement in the proper jurisdiction naming the applicable third Person as debtor and such Debtor as secured party and notifying the third Person's secured lenders of such Debtor's interest in such Collateral before the third Person receives possession of the Collateral in question).

         Section D. Corporate Changes. It shall not change its name, identity, or corporate structure in any manner that might make any financing statement filed in connection with this Agreement seriously misleading and it shall not change its United States Federal Tax I.D. Number unless, in each case, it shall have given the Agent thirty (30) days, or such shorter time as the Agent may agree to, prior written notice thereof and shall have taken all action reasonably deemed necessary or desirable by the Agent to protect the Agent's Liens with the perfection and priority thereof required by the Loan Documents. It shall not change its principal place of business, chief executive office, or the place where it keeps its books and records unless it shall have given the Agent thirty (30) days, or such shorter time as the Agent may agree to, prior written notice thereof and shall have taken all action deemed necessary or desirable by the Agent to cause the Agent's security interest in the Collateral to be perfected with the priority required by the Loan Documents.

         Section E. Equipment, Fixtures, and Inventory. Except as otherwise permitted by Section 4.3, it shall keep its Equipment, Fixtures, and Inventory at (or in transit to) any of its locations specified on Schedule 3.1 or, upon completion of an amendment to Schedule 3.1 and thirty (30) days, or such shorter time as the Agent may agree to, prior written notice to the Agent, at such other places within the United States of America where all action required to perfect the Agent's security interest in such Collateral with the priority required by the Loan Documents shall have been taken.

         Section F. Warehouse Receipts Non-Negotiable. It agrees that if any "negotiable" (as such term is used in Section 7.104 of the UCC) warehouse receipt or receipt in the nature of a warehouse receipt is issued in respect of any portion of the Collateral, such warehouse receipt or receipt in the nature thereof shall be delivered to the Agent promptly after the Agent's request, or if no request is made with the next report delivered to the Agent pursuant to
Section 9.1(b) of the Credit Agreement.

         Section G. Voting Rights; Distributions, Etc. So long as no Event of Default shall have occurred and be continuing, it shall be entitled to exercise any and all voting and other consensual rights (including, without limitation, the right to give consents, waivers, and notifications) pertaining to any of the Pledged Collateral or any other Investment Property; provided, however, that no vote shall be cast or consent, waiver, or ratification given or action taken without the prior written consent of the Agent which would be inconsistent with or violate any provision of this Agreement or any other Loan Document.

         Section H. Transfers and Other Liens; Additional Investments. Except as permitted by the terms of the Credit Agreement or this Agreement, it agrees that it will (i) cause each issuer of any of the Pledged Collateral not to issue any shares of stock, notes, or other securities or instruments in addition to or in substitution for any of the Pledged Collateral, (ii) subject to

Section 2.1(i)(2), pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all such shares of stock, membership interests, notes, or instruments, and (iii) with each of the reports delivered to the Agent pursuant to Section 9.1(b) of the Credit Agreement, deliver to the Agent an Amendment, duly executed by it, in substantially the form of Exhibit A (an "Amendment"), in respect of such shares of stock, membership interests, notes, or instruments, together with all certificates, notes or other instruments representing or evidencing the same. It hereby (x) authorizes the Agent to attach each Amendment to this Agreement, and (y) agrees that all such shares of stock, membership interests, notes, or instruments listed on any Amendment delivered to the Agent shall for all purposes hereunder constitute Pledged Collateral.

         Section I. Intellectual Property Covenants. If, before the Obligations are paid in full, it obtains any new Intellectual Property or rights thereto or becomes entitled to the benefit of any Intellectual Property, it shall give written notice thereof to the Agent with the next report delivered to the Agent pursuant to Section 9.1(b) of the Credit Agreement, and upon Agent's request shall execute and deliver, in form and substance reasonably satisfactory to the Agent, a Copyright Security Agreement, Patent Security Agreement, or Trademark
Security Agreement, as applicable, describing any such new Intellectual Property. It shall: (a) prosecute diligently any copyright, patent, trademark, or license application at any time pending which is material to the conduct of its business; (b) make application on all new copyrights, patents, and trademarks as it may reasonably deem appropriate; (c) preserve and maintain all rights in the Intellectual Property that are material to the conduct of its business; and (d) at the request of the Agent, upon and after the occurrence and during the continuance of an Event of Default, use its reasonable efforts to obtain any consents, waivers, or agreements necessary to enable the Agent to exercise its remedies with respect to the Intellectual Property. It shall not abandon any pending copyright, patent, or trademark application, or Copyright, Patent, Trademark, or any other Intellectual Property which is material to the conduct of its business without the prior written consent of the Agent.

         Section J. Lockbox of Proceeds. Each Debtor shall instruct all customers and other Persons obligated with respect to all Accounts and other Collateral to make all payments with respect thereto to a post office box or boxes in accordance with the terms of one or more of the Lockbox Agreements or by wire transfer to the Concentration Account or any account established pursuant to the Lockbox Agreements. Each Debtor shall irrevocably instruct each depository bank who has entered into a Lockbox Agreement and who receives proceeds of such Debtor's Accounts to remit all proceeds of such payments directly to the Agent on a daily basis by automated clearing house debit directly for credit to the Concentration Account or by wire transfer to the Agent for application in accordance with the Credit Agreement. Any income received by the Agent with respect to the balance in the Concentration Account shall remain, or be deposited, in the Concentration Account for the credit of such Debtor. In addition to the foregoing, each Debtor agrees that if any Proceeds (including, without limitation, the payments made in respect of such Debtor's Accounts) shall be received by it, it shall as promptly as possible deposit such Proceeds into the Concentration Account or a deposit account established pursuant to a Lockbox Agreement. Until so deposited, all such Proceeds shall be held in trust by such Debtor for the benefit of the Agent and shall be segregated from any of such Debtor's other funds or property.

         Section K. Deposit, Commodity, and Security Accounts. It shall not open any new deposit, commodity, or security account or otherwise utilize any such account other than the deposit accounts identified on Schedule 3.2 unless it shall have given the Agent thirty (30) days, or such shorter time as the Agent may agree to, prior written notice thereof and shall have taken all action within its control deemed necessary or desirable by the Agent to cause its security interest therein to be perfected with the priority required by the Loan Documents. Prior to the occurrence and continuance of an Event of Default, it may make purchases and sales of Investment Property and Financial Assets in accordance with the restrictions on investments set out in the Credit Agreement. After the occurrence and during the continuance of an Event of Default it shall not be authorized to make purchases and sales of its Investment Property or Financial Assets and it shall take such steps within its control as the Agent may reasonably request to give the Agent control over all of such Debtor's Investment Property and Financial Assets. No Debtor will give any party other than the Agent control over any of such Debtor's Investment Property or Financial Assets.

                                   ARTICLE V.

                               Rights of the Agent

         Section A. Power of Attorney. EACH DEBTOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS THE AGENT AND ANY OFFICER OR AGENT THEREOF, WITH FULL POWER OF SUBSTITUTION, AS ITS TRUE AND LAWFUL ATTORNEY-IN-FACT WITH FULL IRREVOCABLE POWER AND AUTHORITY IN THE NAME OF SUCH DEBTOR OR IN ITS OWN NAME, TO TAKE, AFTER THE OCCURRENCE AND DURING THE CONTINUANCE OF A DEFAULT, ANY AND ALL ACTIONS AND TO EXECUTE ANY AND ALL DOCUMENTS AND INSTRUMENTS WHICH THE AGENT AT ANY TIME AND FROM TIME TO TIME DEEMS NECESSARY OR DESIRABLE TO ACCOMPLISH THE PURPOSES OF THIS AGREEMENT AND, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, SUCH DEBTOR HEREBY GIVES THE AGENT THE POWER AND RIGHT ON BEHALF OF SUCH DEBTOR AND IN THE AGENT'S OWN NAME TO DO ANY OF THE FOLLOWING AFTER THE OCCURRENCE AND DURING THE CONTINUANCE OF A DEFAULT, WITHOUT NOTICE TO OR THE CONSENT OF SUCH DEBTOR:

                  (i) to demand, sue for, collect, or receive, in the name of such Debtor or in the Agent's own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, documents of title, or any other instruments for the payment of money under the Collateral or any policy of insurance;

                  (ii) to pay or discharge taxes, Liens, or other encumbrances levied or placed on or threatened against the Collateral;

                  (iii) to notify post office authorities to change the address for delivery of mail of such Debtor to an address designated by the Agent and to receive, open, and dispose of mail addressed to such Debtor;

                  (iv) (A) to direct account debtors and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Agent or as the Agent shall direct (each Debtor agrees that if any Proceeds of any Collateral (including, without limitation, payments made in respect of its Accounts) shall be received by such Debtor while a Default exists, such Debtor shall promptly deliver such Proceeds to the Agent with any necessary endorsements, and until such Proceeds are delivered to the Agent, such Proceeds shall be held in trust by such Debtor for the benefit of the Agent and shall not be commingled with any other funds or property of such Debtor); (B) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, freight, or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, proxies, stock powers, verifications, and notices in connection with accounts and other documents relating to the Collateral; (D) to commence and prosecute any suit, action, or proceeding at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action, or proceeding brought against such Debtor with respect to any Collateral;
         (F) to settle, compromise, or adjust any suit, action, or proceeding described above and, in connection therewith, to give such discharges or releases as the Agent may deem appropriate; (G) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar, or other designated agency upon such terms as the Agent may determine; (H) to add or release any guarantor, indorser, surety, or other party to any of the Collateral; (I) to renew, extend, or otherwise change the terms and conditions of any of the Collateral; (J) to grant or issue any exclusive or nonexclusive license under or with respect to any of such Debtor's Intellectual Property (subject to the rights of third parties under pre-existing licenses); (K) to endorse such Debtor's name on all applications, documents, papers, and instruments necessary or desirable in order for the Agent to use any of such Debtor's Intellectual Property; (L) to make, settle, compromise, or adjust any claims under or pertaining to any of the Collateral (including, without limitation, claims under any policy of insurance); and (M) to sell, transfer, pledge, convey, make any agreement with respect to, or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do, at the Agent's option and such Debtors' expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve, maintain, or realize upon the Collateral and the Agent's security interest therein.

         THIS POWER OF ATTORNEY IS A POWER COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL TERMINATION OF THIS AGREEMENT IN ACCORDANCE WITH SECTION 7.11. The Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to the Agent in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. Neither the Agent nor any Person designated by the Agent shall be liable for any act or omission or for any error of judgment or any mistake of fact or law. This power of attorney is conferred on the Agent solely to protect, preserve, maintain, and realize upon its security interest in the Collateral. The Agent shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve, or maintain any Lien given to secure the Collateral.

         Section B. Assignment by the Secured Parties. The Agent and each Secured Party may at any time assign or otherwise transfer all or any portion of their rights and obligations under this Agreement and the other Loan Documents (including, without limitation, the Obligations) to any other Person, to the extent permitted by, and upon the conditions contained in, the Credit Agreement, and such Person shall thereupon become vested with all the benefits thereof granted to the Agent and the Banks, respectively, herein or otherwise.

         Section C. Possession; Reasonable Care. The Agent may, from time to time, in its sole discretion, appoint one or more agents to hold physical custody, for the account of the Agent, of any or all of the Collateral that the Agent has a right to possess. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Agent accords its own property, it being understood that the Agent shall not have any responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders, or other matters relative to any Collateral, whether or not the Agent has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Collateral.

                                   ARTICLE VI.

                                     Default

         Section A. Rights and Remedies. If an Event of Default shall have occurred and be continuing, the Agent shall have the following rights and remedies:

                  (i) In addition to all other rights and remedies granted to the Agent in this Agreement or in any other Loan Document or by applicable law, the Agent shall have all of the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral). Without limiting the generality of the foregoing, the Agent may (A) without demand or notice to any Debtor, collect, receive, or take possession of the Collateral or any part thereof and for that purpose the Agent may enter upon any premises on which the Collateral is located and remove the Collateral therefrom or render it inoperable, and/or (B) sell, lease, or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at the Agent's offices or elsewhere, for cash, on credit, or for future delivery, and upon such other terms as the Agent may deem commercially reasonable or otherwise as may be permitted by law. The Agent shall have the right at any public sale or sales, and, to the extent permitted by applicable law, at any private sale or sales, to bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) and become a purchaser of the Collateral or any part thereof free of any right or equity of redemption on the part of any Debtor, which right or equity of redemption is hereby expressly waived and released by each Debtor. Upon the request of the Agent, each Debtor shall assemble its Collateral and make it available to the Agent at any place designated by the Agent that is reasonably convenient to such Debtor and the Agent. Each Debtor agrees that the Agent shall not be obligated to give more than ten (10) days prior written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. The Agent shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. Subject to the provisions of Section 14.1 of the Credit Agreement, each Debtor shall be liable for all expenses of retaking, holding, preparing for sale, or the like, and all reasonable attorneys' fees, legal expenses, and other costs and expenses incurred by the Agent in connection with the collection of the Obligations and the enforcement of the Agent's rights under this Agreement. Each Debtor shall remain liable for any deficiency if the Proceeds of any sale or other disposition of the Collateral applied to its Obligations are insufficient to pay its Obligations in full. The Agent may apply the Collateral against the Obligations as provided in the Credit Agreement. Each Debtor waives all rights of marshaling, valuation, and appraisal in respect of the Collateral. Any cash held by the Agent as Collateral and all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent as collateral for, and then or at any time thereafter applied in whole or in part by the Agent against, the Obligations in the order permitted by the Credit Agreement. Any surplus of such cash or cash proceeds and interest accrued thereon, if any, held by the Agent and remaining after payment in full of all the Obligations and termination of all commitments and Letters of Credit shall be promptly paid over to the Debtor entitled thereto or to whomsoever may be lawfully entitled to receive such surplus; provided that the Agent shall have no obligation to invest or otherwise pay interest on any amounts held by it in connection with or pursuant to this Agreement.

                  (ii) The Agent may cause any or all of the Collateral held by it to be transferred into the name of the Agent or the name or names of the Agent's nominee or nominees.

                  (iii) The Agent may exercise any and all of the rights and remedies of any Debtor under or in respect of the Collateral, including, without limitation, any and all rights of such Debtor to demand or otherwise require payment of any amount under, or performance of any provision of, any of the Collateral and any and all voting rights and corporate powers in respect of the Collateral. Each Debtor shall execute and deliver (or cause to be executed and delivered) to the Agent all such proxies and other instruments as the Agent may reasonably request for the purpose of enabling the Agent to exercise the voting and other rights which it is entitled to exercise pursuant to this clause (iii) and to receive the dividends, interest, and other distributions which it is entitled to receive hereunder.

                  (iv) The Agent may collect or receive all money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

                  (v) On any sale of the Collateral, the Agent is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the view of the Agent's counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable Governmental Authority.

                  (vi) For purposes of enabling the Agent to exercise its rights and remedies under this Section 6.1 and enabling the Agent and its successors and assigns to enjoy the full benefits of the Collateral in each case as the Agent shall be entitled to exercise its rights and remedies under this Section 6.1, each Debtor hereby grants to the Agent an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Debtor) to use, assign, license, or sublicense any of such Debtor's Intellectual Property, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and all computer programs used for the completion or printout thereof and further including in such license such rights of quality control and inspection as are reasonably necessary to prevent the Trademarks included in such license from claims of invalidation. This license shall also inure to the benefit of all successors, assigns, and transferees of the Agent. Each Debtor agrees not to sell or assign its interest in, or grant any sublicense under, the license granted under this Section 6.1(vi) without the prior written consent of the Agent; provided that this license shall not prevent the sale by any Debtor of any Intellectual Property subject thereto (if such sale is otherwise permissible under the Loan Documents) and such Intellectual Property shall be sold free and clear of the license to the Agent granted hereunder.

         Section B. Private Sales. Each Debtor recognizes that the Agent may be unable to effect a public sale of any or all of the Collateral by reason of certain prohibitions contained in the laws of any jurisdiction outside the United States, in the Securities Act of 1933, as amended from time to time (the "Securities Act") and applicable state securities laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral for their own account for investment and not with a view to the distribution or resale thereof. Each Debtor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall, to the extent permitted by law, be deemed to have been made in a commercially reasonable manner. Neither the Agent nor the Banks shall be under any obligation to delay a sale of any of the Collateral for the period of time necessary to permit the issuer of such securities to register such securities under the laws of any jurisdiction outside the United States, under the Securities

Act, or under any applicable state securities laws, even if such issuer would agree to do so. Each Debtor further agrees to do or cause to be done, to the extent that it may do so under applicable law, all such other reasonable acts and things as may be necessary to make such sales or resales of any portion or all of the Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees, or awards of any and all courts, arbitrators, or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at each such Debtor's expense.

                                  ARTICLE VII.

                                  Miscellaneous

         Section A. No Waiver; Cumulative Remedies. No failure on the part of the Agent to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

         Section B. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each Debtor, the Agent and the Secured Parties and their respective successors and assigns, except that no Debtor may assign any of its rights or obligations under this Agreement without the prior written consent of the Agent and the Banks, and the Agent may not appoint a successor to the Agent except in accordance with the Credit Agreement.

         Section C. Amendment; Entire Agreement. THIS AGREEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER
WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto and the number of Banks required by the Credit Agreement.

         Section D. Notices. All notices and other communications provided for in this Agreement shall be given or made in accordance with the Credit Agreement.

         Section E. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas and applicable laws of the United States of America.

         Section F. Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

         Section G. Survival of Representations and Warranties. All representations and warranties made in this Agreement or in any certificate delivered pursuant hereto shall survive the execution and delivery of this Agreement, and no investigation by the Agent shall affect the representations and warranties or the right of the Agent to rely upon them.

         Section H. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

         Section I. Waiver of Bond. In the event the Agent seeks to take possession of any or all of the Collateral by judicial process, each Debtor hereby irrevocably waives any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession, and waives any demand for possession prior to the commencement of any such suit or action.

         Section J. Severability. Any provision of this Agreement which is determined by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section K. Termination. If all of the Obligations shall have been paid and performed in full, all commitments of the Agent and the Secured Parties shall have expired or terminated, and no Letters of Credit shall remain outstanding, the Agent shall, at the sole expense of and upon the written request of a Debtor, execute and deliver to such Debtor a proper instrument or instruments acknowledging the release and termination of the security interests created by this Agreement (and such other documentation as the Debtor shall reasonably request to evidence such termination), and shall duly assign and deliver to such Debtor (without recourse and without any representation or warranty other than as to authorization to enter into such assignments and releases) such of such Debtor's property which is Collateral as may be in the possession of the Agent and has not previously been sold or otherwise applied pursuant to this Agreement.

         Section L. Obligations Absolute. All rights and remedies of the Agent hereunder, and all obligations of each Debtor hereunder, shall be absolute and unconditional irrespective of:

                  (a) any lack of validity or enforceability of any of the Loan Documents;

                  (b) any change in the time, manner, or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from any of the Loan Documents;

                  (c) any exchange, release, or nonperfection of any Collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Obligations; or

                  (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, a third party pledgor.

         Section M. Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH DEBTOR HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY OR THE ACTIONS OF THE AGENT OR ANY BANK IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

                            THE DEBTORS:

                            DARLING RESTAURANT SERVICES INC.

                            ESTEEM PRODUCTS INC.
                            INTERNATIONAL PROCESSING CORPORATION
                            INTERNATIONAL TRANSPORTATION SERVICE, INC.
                            THE STANDARD TALLOW CORPORATION


                            By:
                                -----------------------------------------
                                  Brad Phillips, Treasurer of each Debtor


                            THE AGENT:

                            BANKBOSTON,   N.A.  as  the  Agent  for  the
                            Secured Parties


                            By:
                                ----------------------------------------
                                    Peter Haley, Vice President

                                  Schedule 1.1
                                       TO
                               SECURITY AGREEMENT

                                 Pledged Shares
                                 --------------


                 I. International Transportation Services, Inc.



                                                    Description of Each
                                  State of             Class and Series                       Number of
Name                              Incorporation        (If Applicable)        Par Value     Issued Shares     Certificate No.
----                              -------------     ---------------------    ----------     ---------------   ---------------


Food By-Product Recycling, Inc.   Illinois          Common                      $0.10            13500              5




                                  SCHEDULE 3.1
                                       TO
                               SECURITY AGREEMENT

                                    Locations

                     A. International Processing Corporation

         a.       Principal place of business/chief executive office:


          Location                    Use      Lease/Own         Name and Address of Landlord of Premises
                                                                                 (if any)

International Processing         Corp Office        Lease        Lavista Associates Inc. - landlord
Corporation                                                      2163 Northlake Parkway, Suite 108
2191 Northlake Parkway, Suite                                    Tucker, GA 30084
116
Tucker (DeKalb Co.), GA 30084


         b.       Other Locations:



          Location                    Use      Lease/Own         Name and Address of Landlord of Premises
                                                                                 (if any)

International Processing             Plant           Own         None
Corporation
1696 Joy Lake Road
Lake City (Clayton County)
Georgia 30260

International Processing         Railroad           Lease        Norfolk Southern Corporation
Corporation                      easement                        P.O. Box 277531
Lake City (Clayton County), GA   for Lake                        Atlanta, GA 30384-7531
30260                            City
                                 facility

International Processing         Ware-house         Lease        Mimms Enterprises
Corporation                                                      85-A Mill Street, Suite 100
3754 Zip Industrial Blvd.                                        Roswell, GA 30075
Atlanta (Fulton County), GA
30321

International Processing         Storage            Lease        Your Attic
Corporation                      Space                           4268 Winters Chapel Road
4268 Winters Chapel Road                                         Doraville, GA 30360
Doraville (DeKalb County), GA
30360


                                        1




International Processing         Plant               Own         None
Corporation
4413 Tanner Church Road
Conley (Clayton County)
Georgia 30288

International Processing         Plant              Lease        American National Bank and Trust Company of
Corporation                                                      Chicago - landlord
6515 South Austin Ave.                                           c/o Sinborg Industrial Real Estate
Bedford Park (Cook County)                                       1149 West 175th Street
Illinois 60638                                                   Homewood, Illinois 60430

International Processing         Parking Lot        Lease        American National Bank and Trust Company of
Corporation                                                      Chicago - landlord
65th & Narragansett Street                                       D.B.A. The Cornerstone Company of Illinois
Chicago, IL 60638                                                P.O. Box 4401
                                                                 Northbrook, IL 60065-4401

International Processing         Plant              Lease        Donald J. and Joyce J. Cowan - landlord
Corporation                                                      P.O. Box 386
1150 Harlan Drive                                                Terre Haute, Indiana 47808
Terre Haute, (Vigo County)
Indiana 47802

International Processing         Plant               Own         None
Corporation
41 North James Street
Kansas City (Wyandotte County)
Kansas 66118

-------------------------------------------------------------------------------------------------------------

International Processing         Plant              Lease        Philip Mandelbaum & Sidney Krisen - landlord
Corporation                                                      80 Main Street, P.O. Box 114
377 Roosevelt Avenue                                             West Orange, New Jersey 07052
Carteret (Middlesex County)
New Jersey 07008

International Processing         Plant              Lease        Charles and Jancey Ferrell - landlord
Corporation                                                      917 Junction Road
917 Junction Road                                                Durham, NC 27704
Durham (Durham County) North
Carolina 27704

International Processing         Plant              Lease        Mac Storage Corporation - landlord
Corporation                                                      c/o DOBOSCO, Inc.
1382 Hicks Boulevard                                             2174 Seymour Avenue
Fairfield (Butler County) Ohio                                   Cincinnati, Ohio 45237
45014

International Processing         Parking Lot        Lease        Nanco Properties
Corporation                                                      4917 Factory Drive
4917 Factory Drive                                               Fairfield Oh 45014
Fairfield (Butler County) Ohio
45014

-------------------------------------------------------------------------------------------------------------

                                        2




International Processing         Plant              Lease        James W. Speitel - landlord
Corporation                                                      560 South Prince Street
127 Seymour Street,                                              Lancaster, PA 17603
Lancaster (Lancaster County),
Pennsylvania 17603

International Processing         Plant               Own         None
Corporation
1-30 West Exit 156
 NE Corner 7
Mount Pleasant (Titus County),
Texas 75456

-------------------------------------------------------------------------------------------------------------

         c.       Third Parties in Possession

                  None


                                        3




                 B. International Transportation Services, Inc.

         a.       Principal place of business/chief executive office:


           Location                   Use        Lease/Own           Name and Address of Landlord of Premises
                                                                                 (if any)

International Transportation      Corp Office      Lease       Lavista Associates Inc. - landlord
Services, Inc.                                                 2163 Northlake Parkway, Suite 108
2191 Northlake Parkway, Suite                                  Tucker, GA 30084
116
Tucker (DeKalb County), GA 30084

-------------------------------------------------------------------------------------------------------------


         b.       Other Locations:

                  None

         c.       Third Parties in Possession

                  None

                       C. The Standard Tallow Corporation

         a.       Principal place of business/chief executive office:



           Location                   Use        Lease/Own           Name and Address of Landlord of Premises
                                                                                 (if any)


1215 Harrison Avenue              Closed            Own        None
Kearny (Hudson County), New       Facility
Jersey 07032-4310

-------------------------------------------------------------------------------------------------------------

         b.       Other locations:


825 Wilson Avenue                 Plant        Own             None
Newark, Essex County, New
Jersey 07106

-------------------------------------------------------------------------------------------------------------



         c.       Third Parties in Possession

                  None

                       D. Darling Restaurant Services Inc.

         a.       Principal place of business/chief executive office:


                                                                                     Name and Address of Landlord
                       Address                          Use         Lease/Own         of Premises (if any)

251 O'Connor Ridge Blvd.                                Office      Leased by        Massachusetts Mutual
Irving, Texas                                                       Darling            Life Ins. Co.
                                                                    International    c/o Cornerstone Real
                                                                    Inc.               Estate Advisors, Inc.
                                                                                     311 South Wacker Drive Suite 980
                                                                                     Chicago, Illinois 60606

         b.       Other locations:

                  None

         c.       Third Parties in Possession


                Party                            Location of Property                 Capacity in Which Held

Mortimer & Wallace, Inc.                 Terminal Berth 187                    Third party warehouse for spot
2422 E. Sepulveda                        Wilmington, Los Angeles County, CA    basis inventory collection and
Long Beach, CA 90810                     90744                                 shipping

Stolthaven (Chicago) Inc.                12200 South Stoney Island Avenue      Third party warehouse for spot
12200 S. Stony Island Avenue             Chicago, IL 60633                     basis inventory collection and
Chicago, IL 60633                                                              shipping

Jacob Stern                              Port of Houston                       Third party warehouse for spot
Port of Houston                          Houston, TX                           basis inventory collection and
Houston, TX                                                                    shipping


                             E. Esteem Products Inc.

         a.       Principal place of business; chief executive office:



                                                                                     Name and Address of Landlord
                       Address                          Use         Lease/Own         of Premises (if any)

251 O'Connor Ridge Blvd.                                Office      Leased by        Massachusetts Mutual
Irving (Dallas County), Texas 75038                                 Darling          Life            Ins. Co.
                                                                    International    c/o Cornerstone Real
                                                                    Inc.             Estate           Advisors,
                                                                                     Inc.
                                                                                     311 South Wacker Drive Suite
                                                                                     980
                                                                                     Chicago, Illinois 60606


         b.       Other locations:

                  None

         c.       Third Parties in Possession




                Party                            Location of Property                 Capacity in Which Held

Farmland Industries, Inc. (Muncie)       Farmland Industries, Inc. (Muncie)    Toll Milling Agreement
6833 Griffin Road                        6833 Griffin Road
Kansas City, Kansas 66111                Kansas City, Kansas 66111

MFA Incorporated (Feed Mill)             MFA Incorporated (Feed Mill)          Toll Milling Agreement
429 Cherokee Street                      429 Cherokee Street
St. Joseph (Buchanan County), Missouri   St. Joseph Missouri
64504



                                  SCHEDULE 3.2
                                       TO
                               SECURITY AGREEMENT

                      BANK, COMMODITY AND SECURITY ACCOUNTS


                     A. International Processing Corporation


            Account Type                     Institution Name and Address                 Account Number

International Processing Corporation     NationsBank-TX                        3750881660
Concentration                            Dallas, TX

International Processing Corporation     NationsBank-GA                        Drawer CS 198218
Lockbox                                  Atlanta, GA

International Processing Corporation     NationsBank-GA                        3299933434
Payroll                                  Atlanta, GA

International Processing Corporation     NationsBank-GA                        3299933442
Disbursement                             Atlanta, GA

International Processing Corporation     NationsBank-TX                        3750881725
Depository                               Mt. Pleasant, TX

International Processing Corporation     Merchant's Nat'l Bank                 4392841
Depository                               Terre Haute, IN

International Processing Corporation     NationsBank-GA                        3750881712
Employee Benefit Trust                   Atlanta, GA

International Processing Corporation     NationsBank-GA                        3750881709
Flex Trust Account                       Atlanta, GA


                             B. Esteem Products Inc.


            Account Type                     Institution Name and Address                 Account Number

Deposit                                  BankBoston, N.A.                      533-24496
                                         Boston, MA


                       C. Darling Restaurant Services Inc.


            Account Type                     Institution Name and Address                 Account Number

Deposit                                  BankBoston, N.A.                      533-24506
                                         Boston, MA


                              D. All Other Debtors

                  None

                                  SCHEDULE 3.3
                                       TO
                               SECURITY AGREEMENT

                            I. Trade and Other Names

                     A. International Processing Corporation

         International Bakerage, Inc.
         American Processed By-Products, Inc.
         Midwest Bakery Recyclers, Inc.
         Atlanta Processing B, Inc.
         IPC Processing Corporation



                              B. All Other Debtors

         None



                II. United States Federal Income Tax I.D. Number



Party                                                        Number

A.       International Processing Corporation              58-2081829

B.       International Transportation Service, Inc.        58-1107670

C.       The Standard Tallow Corporation                   22-1967795

D.       Darling Restaurant Services Inc.                  75-2732952

E.       Esteem Products Inc.                              75-2744094

                                  SCHEDULE 3.5
                                       TO
                               SECURITY AGREEMENT

                              Intellectual Property


                     A. International Processing Corporation

                                    Copyright

         Booklet entitled  "Sani-Modular  System For Food-Waste  Handling." U.S.
         Copyright  Registration   Certificate  No.  A159,998  in  the  name  of
         International Bakerage, Inc.

                                    Trademark

         "DBP": for Animal and Poultry Feed Ingredient derived from edible bakery waste. U.S. Trademark Registration No. 776,282 in the name of International Processing Corporation.

         "Torvac": Waste System Maintenance. U.S. Trademark Registration No. 1,705,424 in the name of Darling Restaurant Services, Inc.

                              B. All Other Debtors

         None

                                    EXHIBIT A
                                       TO
                               SECURITY AGREEMENT

                         AMENDMENT TO SECURITY AGREEMENT

         This Amendment, dated _______________,  _____, is delivered pursuant to
Section 4.8 of the Security Agreement (as herein defined) referred to below. The undersigned hereby agrees that this Amendment may be attached to the Security Agreement dated as of January 22, 1999 among the undersigned, certain of its affiliates and BankBoston, N.A., as agent for the ratable benefit of the Banks referred to therein (the "Security Agreement"), and that the shares of stock, membership interests, notes, or other instruments listed on Schedule 1 annexed hereto shall be and become part of the Collateral referred to in the Security Agreement and shall secure payment and performance of all Obligations as provided in the Security Agreement.

         Capitalized terms used herein but not defined herein shall have the meanings therefor provided in the Security Agreement.

                                        [DEBTOR]

                                        By:
                                            -------------------------------
                                        Name:
                                              -----------------------------
                                        Title:
                                              -----------------------------

                                   Schedule 1
                                       to
                         Amendment to Security Agreement


                                                       Stock                                     Number            Percentage of
     Stock Issuer           Class of Stock      Certificate No(s).         Par Value            of Shares        Outstanding Shares
     ------------           --------------      ------------------         ---------            ---------        ------------------




                                   EXHIBIT "G"
                                       TO
                           DARLING INTERNATIONAL INC.
                      AMENDED AND RESTATED CREDIT AGREEMENT



                            Assignment and Acceptance
                            -------------------------

                            ASSIGNMENT AND ACCEPTANCE

                           Dated _______________, 19__


         Reference is made to the Amended and Restated Credit Agreement dated as of January 22, 1999 (as the same may be amended and in effect from time to time, the "Credit Agreement"), among Darling International Inc., a Delaware corporation (the "Borrower"), the lenders named therein (the "Banks"), and BankBoston, N.A., as agent for the Banks (the "Agent"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement. This Assignment and Acceptance is being executed pursuant to Section 14.8 of the Credit Agreement.

_________________________________________________________  (the  "Assignor") and
_____________________________________________  (the  "Assignee")  agree as follows:

         1. The Assignor hereby sells and assigns to the Assignee without recourse, representation or warranty except as specifically set forth herein, and the Assignee hereby purchases and assumes from the Assignor, a ___________% interest in and to all the Assignor's rights and obligations under the Credit Agreement and the other Loan Documents as of the Effective Date (as defined below) (including, without limitation, such percentage interest in the Commitments of the Assignor on the Effective Date and such percentage interest in the Loans owing to, and Letter of Credit Liabilities (including participations purchased pursuant to the Credit Agreement) held by, the Assignor outstanding on the Effective Date together with such percentage interest in all unpaid interest and fees accrued from the Effective Date).

         2. The Assignor (i) represents that as of the date hereof, its Revolving Commitment is $_____________, the outstanding principal balance of its Revolving Loans is $_____________, and the outstanding Letter of Credit Liabilities (including participations purchased pursuant to the Credit Agreement) held by it is $____________, the outstanding Swingline Loans (including participations purchased pursuant to the Credit Agreement) held by it is $____________, and the outstanding principal balance of its Term Loan is $____________ (all as unreduced by any assignments which have not yet become effective); (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of the Credit Agreement or any other Loan Document, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any Obligated Party or the performance or observance by the Borrower or any other Obligated Party of any of their obligations under the Agreement or any other Loan Document; and (iv) attaches the Notes held by the Assignor and requests that the Agent exchange such Notes for new Notes payable to the order of (A) the Assignee in amounts equal to the Commitments assumed by the Assignee pursuant hereto and the outstanding principal amount of the Loans assigned to the Assignee pursuant hereto, as applicable, and (B) the Assignor in amounts equal to the Commitments and Loans retained by the Assignor under the Credit Agreement, as specified above.

         3. The Assignee (i) represents and warrants that it is legally authorized to enter in this Assignment and Acceptance; (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 9.1 thereof, and such other documents and information as ----------- it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (iii) agrees that it will, independently and without reliance upon the Agent, the Assignor, or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Loan Documents; (iv) confirms that it is eligible to be an Assignee; (v) appoints and authorizes the Agent to take such action on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (vi) agrees that it will perform in accordance with their terms all obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Bank; [and
                 (vii) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement or such other documents as are necessary to indicate that all such payments are subject to such tax at a rate reduced by an applicable tax treaty].1

         4. The effective date for this Assignment and Acceptance shall be _______________, ____ (the "Effective Date").2 Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for


----------------------------

     1 If the Assignee is organized under the laws of a jurisdiction outside the United States.

     2 Such date shall be at least __________ (____) Business Days after the execution of this Assignment and Acceptance and delviery thereof to the Agent.

          acceptance  and  recording  by the Agent.

         5. Upon such acceptance and recording, from and after the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, shall have the rights and obligations of a Bank thereunder and under the other Loan Documents and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement and the other Loan Documents.

         6. Upon such acceptance and recording, from and after the Effective Date, the Agent shall make all payments in respect of the interest assigned hereby (including payments of principal, interest, fees, and other amounts) to the Assignee. The
                 Assignor and the Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Note for periods prior to the Effective Date directly between themselves.

         7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of Texas and applicable laws of the United States of America.

                                      [NAME OF ASSIGNOR]


                                      By:
                                          --------------------------------
                                      Name:
                                            ------------------------------
                                      Title:
                                             -----------------------------


                                      [NAME OF ASSIGNEE]



                                      By:
                                          --------------------------------
                                      Name:
                                            ------------------------------
                                      Title:
                                             -----------------------------



ACCEPTED BY:

BANKBOSTON, N.A., as Agent


By:
    --------------------------------
Name:
      ------------------------------
Title:
       -----------------------------

                                   EXHIBIT "H"
                                       to
                           DARLING INTERNATIONAL INC.
                                CREDIT AGREEMENT



                             Compliance Certificate
                             ----------------------

                             COMPLIANCE CERTIFICATE
                                     for the
                        quarter ending ________ __, ____



To:      BankBoston, N.A.
         100 Federal Street
         Boston, MA 02110

         and each Bank

Ladies and Gentlemen:

         This Compliance Certificate (the "Certificate") is being delivered pursuant to subsection 9.1(d) of that certain Amended and Restated Credit Agreement (as amended, the "Agreement") dated as of January 22, 1999 among DARLING INTERNATIONAL INC. (the "Borrower"), BANKBOSTON, N.A., as agent, and the Banks named therein. All capitalized terms, unless otherwise defined herein, shall have the same meanings as in the Agreement. All the calculations set forth below shall be made pursuant to the terms of the Agreement.

         The undersigned, an authorized financial officer of the Borrower, does hereby certify to the Agent and the Banks that:

1.       DEFAULT.

         No Default has occurred and is continuing or if a Default has occurred and is continuing, I have described on the attached Exhibit "A" the nature thereof and the steps taken or proposed to remedy such Default.


                                                                                                  Compliance
                                                                                                  ----------

2.      SECTION 9.1 - Financial Statements and Records
        (a)  Annual  audited  financial  statements of the Borrower on or                      Yes    No     N/A
             before 115 days after the end of each Fiscal Year.

        (b)  Monthly unaudited  financial  statements,  related reports                        Yes    No     N/A
             of the  Borrower and new  certificates  of title and other collateral  within  forty-five (45) days after each 4 or 5 week  period  or  within  ninety  (90)  days of last  such period in a Fiscal Year.

        (c)  Semi-monthly  status report of the Borrower on the first                          Yes    No     N/A
             Business Day and fifteenth day of each month.

        (d)  Annual projections of Borrower within forty-five (45)                             Yes    No     N/A
             days of the beginning of each Fiscal Year.


3.      SECTION 10.1  - Debt

        No additional Debt except:



        (a)   Debt described on Schedule 10.1 of the Agreement.
        (b)   Intercompany debt owed by Insignificant Subsidiaries not
              to exceed:                                                        $200,000
              Actual intercompany debt owed by Insignificant
              Subsidiaries:                                                     $________  Yes                 No
        (c)   Actual intercompany owed by foreign Subsidiaries not to
              exceed (plus $1,000,000 to Darling International, Ltd.,
                      ----
              if necessary to pay taxes):                                       $1,000,000
              Actual intercompany debt owed by foreign Subsidiaries:
        (d)   Purchase money Debt not to exceed (in addition to Debt            $________  Yes                 No
              disclosed on Schedule 10.1):
                           -------------
              Actual Outstanding:                                               $2,000,000
        (e)   Guarantees not to exceed:                                         $________  Yes                 No
              Actual Outstanding:                                               $1,000,000
        (f)   Debt from noncompetes and similar agreements (if                  $________  Yes                 No
              approved) entered into after the Closing Date with
              payments in any Fiscal Year not to exceed:
              Actual payment requirements under approved noncompetes            $500,000
              for the current Fiscal Year:
        (g)   Raw material Supplier Debt Guaranteed not to exceed:              $________  Yes                 No
              (i)   $2,000,000, minus
                                -----
              (ii)  Prepayment for raw materials purchased from Raw
                    Material Suppliers:                                         $2,000,000
              (iii) Total
              (iv)  Actual Raw Material Supplier Debt Guaranteed:               $________
        (h)   Other Debt not to exceed:                                         $________
              Actual Outstanding:
                                                                                $________  Yes                 No
                                                                                $1,000,000
                                                                                $________  Yes                 No

5.      SECTION 10.5 - Investments

        (a)   Existing Investments on the Closing Date:
        (b)   Employee loans and advances not to exceed:                        $100,000
              Actual:                                                           $________  Yes                 No
        (c)   Advances for prepayment for raw materials purchased from
              Raw Material Suppliers not to exceed $2,000,000 minus
              line 3(g)(iv) above:                                              $________
              Actual:                                                           $________  Yes                 No
        (d)   Loans evidencing the deferred payment of assets sold
              pursuant to subsection 10.8:                                      $________  Yes                 No
                          ---------------
        (e)   Other loans, advances or investments not to exceed :              $500,000
              Actual:                                                           $________  Yes                 No


6.      SECTION 10.8 - Asset Sales                                              Sales Price
        --------------------------                                              -----------

        (a)   Schedule 10.8 assets sold in current period:
              1.
              2.
        (b)   International Processing Corporation ("IPC") stock:
        (c) International Transportation Services, Inc. ("ITS") stock:


                                       2




        (d)   Permitted real property sales:
              1.
              2.

7.      SECTION 11.1 - Consolidated  Net Worth

        (a)   At all times during the 1999 Fiscal Year: $30,000,000;
              At all times thereafter: $20,000,000
        (b)   Actual Consolidated Net Worth                                     $__________
              (i)     stockholders' equity
              (ii)    gains and/or losses from sale of assets,                  $__________
                      discontinued operations or assets held for sale
              (iii)   restructuring and severance costs (not to exceed
                      $1,500,000)                                               $__________
              (iv)    IRS Audit Adjustments (not to exceed $1,000,000)
              (v)     stockholders' equity of IPC and ITS                       $__________
              (vi)    7(i) excluding 7(ii) through 7(v)
                                                                                $__________
                                                                                $__________  Yes                 No
                                                                                $__________

8.      SECTION 11.2 - Adjusted EBITDA

        (a)   (i)     Net Income or loss,                                       $__________
              (ii)    Less income of a Person not received,                    ($_________)
              (iii)   Less gains attributed to asset dispositions (or
                      plus losses attributed to asset dispositions),           ($_________)
              (iv)    Less extraordinary, non-cash or nonrecurring
                      gains or credits (plus extraordinary, non-cash
                      or nonrecurring losses or debits),                       ($_________)
              (v)     Sum of 8(a)(i) through 8(a)(iv) (Net Income):             $__________

        (b)   EBITDA
              (i)     Net Income (line 8(a)(v)),                                $__________
              (ii)    Plus, provisions for (or less any benefit from)
                      ----                     ----
                      taxes,                                                    $__________
              (iii)   Plus, Net Interest Expense,                               $__________
                      ----
              (iv)    Plus, amortization and depreciation expense,              $__________
                      ----
              (v)     Less, gains (or plus losses) from dispositions
                      ----            ----
                      of assets (to the extent not included in
                      8(a)(iii)),                                              ($__________)
              (vi)    Less, gains (or plus losses) from the
                      ----            ----
                      classification of the operations of IPC and ITS
                      as discontinued operations or assets held for            ($__________)
                      sale (to the extent not included in 8(a)(iii)),
              (vii)   Less, gains (or plus losses) from restructuring          ($__________)
                      and severance costs (up to $1,500,000),
              (viii)  Less IPC and ITS EBITDA
        (c)   Adjusted EBITDA (sum of 8(b)(i) through 8(b)(vii) for            ($__________)
              the periods set forth in Section 11.2):                          ($__________)
                                       ------------
        (d) Minimum required Adjusted EBITDA (set forth in Section
              11.2):                                                            $__________  Yes                 No


                                                                                $__________

                                       3




9.      SECTION 11.3 - Interest Coverage

        (a)   Adjusted   EBITDA  (from  8(c);  for  the  periods  set  forth  in
              $__________ Section 11.3):
        (b) Consolidated Interest expense (excluding IPC and ITS
              interest expense):                                                $__________
        (c)   Actual Interest Coverage 9(a) / 9(b) =                             ____:1.00
        (d)   Minimum required Interest Coverage                                 ____:1.00  Yes                 No

10.     SECTION 11.4 - Capital Expenditure Limit

        (a)   (i)     Limit set forth in Section 11.4 for the current
                      period end,                                               $_________
              (ii)    Plus, 25% of Excess Cash Flow (for 2000 Fiscal
                      ----
                      Year only),                                               $_________
              (iii)   Capital Expenditure limit:                                $_________
        (b)   (i)     Actual Capital Expenditures for the current
                      period end,                                               $_________
              (ii)    Less, actual Capital Expenditures to replace
                      ----
                      facility in Las Vegas, NV (applies only to 1FQ99
                      and 2FQ99),                                              ($________)
              (iii)   Less IPC and ITS Capital Expenditures,                   ($________)
              (iv)    Less permitted reinvestment of casualty and
                      condemnation proceeds,                                   ($________)
              (iv)    Actual Capital Expenditures (sum of 10(b)(i)
                      through 10(b)(iv)):                                       $_________  Yes                 No
        (c)   1FQ99 Capital Expenditures not to exceed:                         $3,000,000
        (d)   Actual Capital Expenditures for 1FQ99:                            $_________  Yes                 No
        (e)   1FQ99 and 2FQ99 Capital Expenditures not to exceed:
        (f)   Actual Capital Expenditures for 1FQ99 and 2FQ99:                  $7,000,000
        (g)   IPC and ITS Capital Expenditures not to exceed in 1FQ99:          $_________  Yes                 No
        (h) Actual IPC and ITS Capital Expenditures for 1FQ99:
        (i)   IPC and ITS Capital Expenditures as of each Fiscal                $600,000
              Quarter end after 1FQ99 not to exceed combined EBITDA of
              IPC and ITS for current Fiscal Year (as detailed on               $_________  Yes                 No
              Schedule):
        (j)   Actual IPC and ITS Capital Expenditures for current period:
        (k)   Limit on Capital Expenditures to replace facility in Las          $_________
              Vegas, NV
              (i)     $750,000 1FQ99:                                           $_________  Yes                 No
              (ii)    Aggregate for 1FQ99 and 2FQ99:
              (iii)   Aggregate for 1FQ99, 2FQ99, and thereafter:
        (l)   Actual Capital Expenditures to replace facility in Las            $750,000
              Vegas, NV                                                         $1,500,000
              (i)     1FQ99:                                                    $2,500,000
              (ii)    1FQ99 plus 2FQ99:
              (iii)   1FQ99, 2FQ99, and thereafter:

                                                                                $_________  Yes                 No
                                                                                $_________  Yes                 No
                                                                                $_________  Yes                 No

12.     ATTACHED SCHEDULES

        Attached hereto as schedules are the calculations supporting the computations set forth above in this Certificate. All information contained herein and on the attached schedules is true and correct.

13.     FINANCIAL STATEMENTS

        The unaudited financial statements attached hereto were prepared in accordance with GAAP and fairly present (subject to year end audit adjustments) the financial conditions and the results of the operations of the Persons reflected thereon, at the date and for the periods indicated therein.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate effective this _______ day of ------------, -----.

                                           DARLING INTERNATIONAL INC.



                                           By:
                                               -------------------------
                                           Name:
                                               -------------------------
                                           Title:
                                               -------------------------


                                       5